Exhibit 10.1

CREDIT AGREEMENT

Dated as of May 10, 2010

by and among

LANTHEUS MEDICAL IMAGING, INC.,

as Borrower,

LANTHEUS MI INTERMEDIATE, INC. AND EACH OF ITS SUBSIDIARIES

LISTED AS A GUARANTOR ON THE SIGNATURE PAGES HERETO,

as Guarantors,

THE LENDERS FROM TIME TO TIME PARTY HERETO,

as Lenders,

HARRIS N.A.,

as Collateral Agent,

and

BANK OF MONTREAL,

as Administrative Agent

BANK OF MONTREAL

and NATIXIS,

as Joint Bookrunners and Joint Lead Arrangers

NATIXIS,

as Syndication Agent

JEFFERIES FINANCE LLC,

as Documentation Agent

i

SCHEDULE AND EXHIBITS

Schedule 1.01(A)	Lenders and Lenders’ Revolving Credit Commitments
Schedule 6.01(e)	Subsidiaries
Schedule 6.01(f)	Litigation; Commercial Tort Claims
Schedule 6.01(i)	ERISA
Schedule 6.01(n)	Real Property
Schedule 6.01(q)	Insurance
Schedule 6.01(u)	Intellectual Property
Schedule 6.01(y)(i)	Name; Jurisdiction of Organization; Organizational ID Number; Chief Place of Business; Chief Executive Office; FEIN
Schedule 7.02(a)	Existing Liens
Schedule 7.02(b)	Existing Indebtedness
Schedule 7.02(c)	Permitted Dispositions
Schedule 7.02(e)	Existing Investments
Schedule 7.02(k)	Limitations on Dividends and Other Payment Restrictions

Exhibit A	Form of Guaranty
Exhibit B	Form of Security Agreement
Exhibit C	Form of Compliance Certificate
Exhibit D	Form of Notice of Borrowing
Exhibit E	Form of Assignment and Acceptance

CREDIT AGREEMENT

Credit Agreement, dated as of May 10, 2010, by and among Lantheus MI Intermediate, Inc., a Delaware corporation (the “Parent”), Lantheus Medical Imaging, Inc., a Delaware corporation (the “Borrower”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto (together with the Parent, each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), Harris N.A., as collateral agent for the Lenders (in such capacity, the “Collateral Agent”), and Bank of Montreal, as administrative agent for the Lenders (in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”), Bank of Montreal and NATIXIS as joint bookrunners (in such capacity, the “Joint Bookrunners””, Bank of Montreal and NATIXIS as joint lead arrangers (in such capacity, the “Joint Lead Arrangers”), NATIXIS as syndication agent (in such capacity, the “Syndication Agent”) and Jefferies Finance LLC as documentation agent (in such capacity, the “Documentation Agent”).

RECITALS

The Borrower has asked the Lenders to extend credit to the Borrower, consisting of a revolving credit facility in an aggregate principal amount not to exceed $42,500,000 at any time outstanding (as such amount may be increased from time to time as provided herein), which will include a subfacility for the issuance of letters of credit. The proceeds of the loans made under the revolving credit facility and the letters of credit shall be used for working capital purposes and for other general corporate purposes. The Lenders are severally, and not jointly, willing to extend such credit to the Borrower subject to the terms and conditions hereinafter set forth.

In consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; CERTAIN TERMS

Section 1.01            Definitions.

As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“2010 Dividend” means the dividend or other distribution to be paid by the Borrower to the Parent (and by the Parent to the Ultimate Parent for use as described in the Offering Memorandum for the Senior Notes) on or around the Effective Date using a portion of the proceeds of the Senior Notes in an amount not to exceed $165,000,000.

“Account Debtor” means each debtor, customer or obligor in any way obligated on or in connection with any Account Receivable.

“Account Receivable” means, with respect to any Person, any and all rights of such Person to payment for goods sold and/or services rendered, including accounts, general intangibles and any and all such rights evidenced by chattel paper, instruments or documents, whether due or to become due and whether or not earned by performance, and whether now or hereafter acquired or arising in the future, and any proceeds arising therefrom or relating thereto.

“Acquisition” means the acquisition of (i) all of the Capital Stock of any Person, (ii) any business, division or product of any Person or (iii) all or substantially all of the assets of any Person.

“Action” has the meaning specified therefor in Section 12.12.

“Additional Amount” has the meaning specified therefor in Section 2.08(a).

“Administrative Agent” has the meaning specified therefor in the preamble hereto.

“Administrative Agent’s Account” means an account at a bank designated by the Administrative Agent from time to time as the account into which the Loan Parties shall make all payments to the Administrative Agent for the benefit of the Agents and the Lenders under this Agreement and the other Loan Documents.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, to direct or cause the direction of the management or policies of such Person, whether by contract or otherwise, provided that for the purposes of Section 7.02(j), “control” shall also include any Person that directly or indirectly owns 10% or more of any class of the Capital Stock having ordinary voting power (excluding any securities or equity interests having such power only upon the occurrence of a contingency that has not yet occurred) of such Person. Notwithstanding anything herein to the contrary, in no event shall any Agent or any Lender be considered an “Affiliate” of any Loan Party.

“Agent” has the meaning specified therefor in the preamble hereto.

“Agreement” means this Credit Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect at the time such reference becomes operative.

“Annualized EBITDA” means, for any measurement period, (i) unless and until an Annualized EBITDA Trigger Date has occurred, Consolidated EBITDA of the Parent and its Subsidiaries for the trailing twelve month period ending on the last day of the applicable period of measurement and (ii) after an Annualized EBITDA Trigger Date has occurred, (x) for the first succeeding date of measurement after the Annualized EBITDA Trigger Date, the Consolidated EBITDA of the Parent and its Subsidiaries for the trailing six month period ending on such measurement date multiplied by 2, (y) for the second succeeding date of measurement after the Annualized EBITDA Trigger Date, the Consolidated EBITDA of the Parent and its Subsidiaries for the trailing nine month period ending on such fiscal quarter-end date multiplied by 4/3 and (z) for each date of measurement thereafter, Consolidated EBITDA of the Parent and its Subsidiaries for the trailing twelve month period ending on the applicable fiscal quarter-end date.

“Annualized EBITDA Trigger Date” means the first date upon which the Borrower’s supply of Molybdenum-99 has returned to a Normalized Moly Supply Level.

“Anti-Terrorism Laws” means any Laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing Laws may from time to time be amended, renewed or extended).

“Applicable State Governmental Authority” means any Governmental Authority of a State regulating the use of radiation or radioactive pharmaceutical products with jurisdiction over the business or activities of any Loan Party.

“Assignment and Acceptance” means an assignment and acceptance entered into by an assigning Lender and an assignee, and accepted by the Administrative Agent, in accordance with Section 12.07 hereof and substantially in the form of Exhibit E hereto or such other form reasonably acceptable to the Administrative Agent.

“Authorized Officer” means, with respect to any Person, the chief executive officer, chief financial officer, treasurer or other financial officer performing similar functions, president or vice president or secretary of such Person.

“Availability” means, at any time, the difference between (i) the Total Revolving Credit Commitment and (ii) the sum of (A) the aggregate outstanding principal amount of all Revolving Loans and (B) all Letter of Credit Obligations.

“Available Equity Issuance Amount” means, on any date of determination, an amount equal to the net cash proceeds from Earmarked Equity Issuances after the Effective Date not previously applied in accordance with the notice provided by the Borrower to the Administrative Agent pursuant to the definition of “Earmarked Equity Issuance”.

“Bank Account Trigger Date” means any date upon which (i) an Event of Default has occurred and is continuing or (ii) the average daily balance of the Revolving Loans plus the Letter of Credit Obligations for the 120 consecutive-day period ending on such date is equal to or greater than $25,000,000.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. § 101, et seq.), as amended, and any successor statute.

“Blocked Person” has the meaning specified therefor in Section 12.20(c).

“Board” means the Board of Governors of the Federal Reserve System of the United States.

“Board of Directors” means, with respect to any Person, the board of directors (or comparable managers) of such Person or any committee thereof duly authorized to act on behalf of the board.

“Borrower” has the meaning specified therefor in the preamble hereto.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in Chicago, Illinois are authorized or required to close, provided that, with respect to the borrowing, payment or continuation of, or determination of interest rate on, LIBOR Rate Loans, Business Day shall mean any Business Day which dealings in Dollars may be carried on in the interbank eurodollar markets in New York City and London.

“Capital Expenditures” means, with respect to any Person for any period, the sum of the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in “property, plant and equipment” or in a similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed and including all Capitalized Lease Obligations paid or payable during such period.

“Capital Guideline” means any law, rule, regulation, policy, guideline or directive (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) of any central bank or Governmental Authority (i) regarding capital adequacy, capital ratios, capital requirements, the calculation of a bank’s capital or similar matters, or (ii) affecting the amount of capital required to be obtained or maintained by any Lender, any Person controlling any Lender, or the L/C Issuer or the manner in which any Lender, any Person controlling any Lender, or the L/C Issuer allocates capital to any of its contingent liabilities (including letters of credit), advances, acceptances, commitments, assets or liabilities.

“Capital Stock” means (i) with respect to any Person that is a corporation, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, and (ii) with respect to any Person that is not a corporation, any and all partnership, membership or other equity interests of such Person.

“Capitalized Lease” means, with respect to any Person, any lease of real or personal property by such Person as lessee which is (i) required under GAAP to be capitalized on the balance sheet of such Person or (ii) a transaction of a type commonly known as a “synthetic lease” (i.e. a lease transaction that is treated as an operating lease for accounting purposes but with respect to which payments of rent are intended to be treated as payments of principal and interest on a loan for federal income tax purposes).

“Capitalized Lease Obligations” means, with respect to any Person, obligations of such Person and its Subsidiaries under Capitalized Leases, and, for purposes hereof, the amount of any such obligation shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash and Cash Equivalents” means all cash and any presently existing or hereafter arising deposit account balances, certificates of deposit or other financial instruments properly classified as cash equivalents under GAAP.

“Cash Collateralize” means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the Letter of Credit Obligations, cash or balances in a Letter of Credit Collateral Account equal to 105% of the Letter of Credit Obligations, pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer. Derivatives of such term have corresponding meanings.

“Casualty Event” means any involuntary loss of title, any involuntary loss of, damage to or any destruction of, or any condemnation or other taking (including by any Governmental Authority) of, any property of the Parent or any of its Subsidiaries. “Casualty Event” shall including, without limitation, any taking of all or any part of any real property of any person or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any Law, or by reason of the temporary requisition of the use or occupancy of all or any part of any real property of any Person or any part thereof by any Governmental Authority, civil or military, or any settlement in lieu thereof.

“Change in Law” has the meaning specified therefor in Section 4.05(b).

“Change of Control” means each occurrence of any of the following:

(a)         the Sponsor shall cease to beneficially and of record own and control, directly or indirectly, at least 51% on a fully diluted basis of the aggregate ordinary voting power of the Capital Stock of the Parent;

(b)         the Parent shall cease to beneficially and of record own and control 100% on a fully diluted basis of the economic and voting interests in the Capital Stock of the Borrower;

(c)         during any 12 month period, individuals who at the beginning of such period constituted the Board of Directors of the Parent (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Parent was approved by a vote of at least a majority the directors of the Parent then still in office who were either directors at the beginning of such period, or whose election or nomination for election was previously approved) cease for any reason to constitute a majority of the Board of Directors of the Parent; or

(d)         the Parent shall cease to have beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of 100% of the aggregate voting power of the Capital Stock of each other Loan Party, free and clear of all Liens (other than any Liens granted hereunder and Permitted Liens), except for any shares of Capital Stock of a Foreign Subsidiary issued to directors to qualify such directors if so required by applicable law and as otherwise expressly permitted herein.

“Collateral” means all of the property and assets and all interests therein and proceeds thereof now owned or hereafter acquired by any Loan Party upon which a Lien is granted or purported to be granted by such Loan Party as security for all or any part of the Obligations.

“Collateral Agent” has the meaning specified therefor in the preamble hereto.

“Compliance Certificate” means a compliance certificate in substantially the form of Exhibit C hereto.

“Consolidated Adjusted Total Leverage Ratio” means, for any period, the ratio of (i) (x) Consolidated Funded Indebtedness of the Parent and its Subsidiaries as of the last day of such period minus (y) the amount of any unrestricted Cash and Cash Equivalents and Liquid Investments (of the types described in clauses (i) through (vi) of the definition thereof) of the Parent and its Subsidiaries that would be stated on the balance sheet of the Parent and its Subsidiaries as of the last day of such period to (ii) Annualized EBITDA of the Parent and its Subsidiaries for such period.

“Consolidated EBITDA” means, with respect to any Person for any period:

(a)         the Consolidated Net Income of such Person and its Subsidiaries for such period, (i) plus without duplication, the sum of the following amounts of such Person and its Subsidiaries for such period and to the extent deducted in determining Consolidated Net Income of such Person for such period: (A) Consolidated Net Interest Expense and, to the extent not included therein, agency fees paid to the Administrative Agent or the Collateral Agent, (B) taxes based on income or profits, (C) depreciation expense (excluding depreciation of prepaid cash expenses that were paid in a prior period and added back), (D) amortization expense (excluding amortization of prepaid cash expenses that were paid in a prior period and added back), (E) costs and expenses (including retention bonuses) incurred in connection with the consummation of the Transactions and paid on or around the Effective Date of up to an aggregate amount of $12,000,000, (F) to the extent actually paid during such period, any reasonable, non-recurring, out-of-pocket expenses or charges incurred in connection with any issuance (or proposed issuance) of debt or equity or any refinancing transaction (or proposed refinancing transaction) or any amendment or other modification (or proposed amendment or modification) of any debt instrument, in each case to the extent such transaction is permitted under this Agreement, (G) to the extent actually paid upon or prior to the consummation of an investment pursuant to Section 7.02(e)(xi) hereof or a Permitted Acquisition, any reasonable, non-recurring out-of-pocket fees and expenses directly related to such investment or Permitted Acquisition, but excluding consideration paid for the Capital

Stock or other assets acquired in any such investment or Permitted Acquisition, (H) to the extent actually paid during such period, the amount of management, monitoring, consulting and advisory fees and related expenses paid to the Sponsor pursuant to the Management Services Agreement as in effect on the date hereof, to the extent permitted to be paid by this Agreement, (I) any impairment charge or asset write-off pursuant to Financial Accounting Standards Board Statement No. 142 or No. 144 and any amortization of intangibles arising pursuant to such Statement No. 141, (J) any non-cash tax losses attributable to the early extinguishment of any Indebtedness or other derivative instruments of the Borrower or any of its Subsidiaries, (K) the aggregate amount of all other non-cash charges reducing Consolidated Net Income, including stock-based compensation expense (excluding any such non-cash charge to the extent that it represents an accrual or reserve for potential cash items in any future period) for such period, and (L) nonrecurring, reasonable, out-of-pocket expenses for the severance and recruitment of senior executives of the Parent and its Subsidiaries so long as the aggregate amount of all such expenses described in this clause (L) does not exceed $5,000,000, and (ii) minus (without duplication) (A) to the extent included in Consolidated Net Income, all interest income, (B) to the extent not deducted as an expense in the calculation of Consolidated Net Income, the aggregate amount paid as dividends pursuant to Section 7.02(h)(A), and (C) the aggregate amount of all other non-cash items increasing Consolidated Net Income (other than (I) the accrual of revenue or recording of receivables in the ordinary course of business and (II) any non-cash item to the extent it represents the reversal of an accrual or reserve for a potential cash item in any prior period) for such period.

(b)         Consolidated EBITDA shall be calculated on a Pro Forma Basis to give effect to any Permitted Acquisition and any Disposition consummated at any time on or after the first day of such period as if each such Permitted Acquisition or investment had been effected on the first day of such period and as if each such Disposition had been consummated on the day prior to the first day of such period.

“Consolidated Funded Indebtedness” means, with respect to any Person at any date, all Indebtedness of such Person (without duplication), determined on a consolidated basis in accordance with GAAP, which by its terms matures more than one year after the date of calculation, and any such Indebtedness maturing within one year from such date which is renewable or extendable at the option of such Person to a date more than one year from such date, including, in any event, with respect to the Parent and its Subsidiaries, the Revolving Loans and the Letter of Credit Obligations, provided that Consolidated Funded Indebtedness shall not include Indebtedness described in clauses (q) or (r) of the definition of Permitted Indebtedness.

“Consolidated Interest Coverage Ratio” means, for any Person for any period, the ratio of (a) Annualized EBITDA of the Parent and its Subsidiaries for such period to (b) Consolidated Net Interest Expense for such period.

“Consolidated Net Income” means, with respect to any Person for any period, the net income (loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis and in accordance with GAAP, but excluding from the determination of

Consolidated Net Income (without duplication) (a) any extraordinary or non recurring gains or losses or gains or losses from Dispositions, (b) restructuring charges, (c) any tax refunds, net operating losses or other net tax benefits, (d) effects of discontinued operations, (e) the net income (or loss) of such Person (other than a Subsidiary of the Borrower) in which such Person other than the Parent and its Subsidiaries has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid to and received by the Borrower or (subject to clause (f) below) any of its Subsidiaries by such Person during such period, and (f) the net income of any Subsidiary of the Parent that is not a Loan Party during such period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of that income is not permitted by operation of the terms of any Contractual Obligation, Governing Document or applicable Law, judgment or order applicable to that Subsidiary during such period.

“Consolidated Net Interest Expense” means, with respect to any Person for any period, gross interest expense of such Person and its Subsidiaries for such period determined on a consolidated basis and in accordance with GAAP (including, without limitation, interest expense paid to Affiliates of such Person), less, without duplication, (i) the sum of (A) interest income for such period, (B) gains for such period on Hedging Agreements (to the extent not included in interest income above and to the extent not deducted in the calculation of gross interest expense) and (C) any interest and penalties on tax reserves to the extent such Person has elected to treat such interest or penalties as an interest expense under Financial Accounting Standards Board Accounting Standards Codification 740-10, plus, without duplication, (ii) the sum of (A) losses for such period on Hedging Agreements (to the extent not included in gross interest expense) and (B) the upfront costs or fees for such period associated with Hedging Agreements (to the extent not included in gross interest expense), in each case, determined on a consolidated basis and in accordance with GAAP, provided that Consolidated Net Interest Expense shall be calculated on a Pro Forma Basis to give effect to any Indebtedness incurred, assumed or permanently repaid or extinguished during such period in connection with any Permitted Acquisitions and any Disposition permitted under this Agreement as if such incurrence, assumption, repayment or extinguishing had been effected on the first day of such period.  When determining Consolidated Net Interest Expense of the Parent and its Subsidiaries with respect to any period ending prior to June 30, 2011, (I) for the four fiscal quarters ending September 30, 2010, Consolidated Net Interest Expense of the Parent and its Subsidiaries for the fiscal quarter ending September 30, 2010 shall be multiplied by 4, (II) for the four fiscal quarters ending December 31, 2010, Consolidated Net Interest Expense of the Parent and its Subsidiaries for the two fiscal quarters ending December 31, 2010 shall be multiplied by 2, and (III) for the four fiscal quarters ending March 31, 2011, Consolidated Net Interest Expense of the Parent and its Subsidiaries for the three fiscal quarters ending March 31, 2011 shall be multiplied by 4/3.

“Consolidated Total Leverage Ratio” means, for any period, the ratio of (i) (x) Consolidated Funded Indebtedness of the Parent and its Subsidiaries as of the last day of such period minus (y) the amount of any unrestricted Cash and Cash Equivalents and Liquid Investments (of the types described in clauses (i) through (vi) of the definition thereof) of the Parent and its Subsidiaries that exceed $10,000,000 in the aggregate (and solely to the extent of such excess above $10,000,000) and would be stated on the balance sheet of the Parent and its Subsidiaries as of the last day of such period to (ii) Annualized EBITDA of the Parent and its Subsidiaries for such period.

“Contingent Indemnification Obligations” means contingent, unliquidated indemnification obligations of a Loan Party, to the extent (i) such obligation has not accrued and (ii) no claim has been made or is reasonably anticipated by the Collateral Agent with respect thereto.

“Contingent Obligation” means, with respect to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (i) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of the obligation of a primary obligor, (ii) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, and (iii) any obligation of such Person, whether or not contingent, (A) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (B) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (C) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (D) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include any product warranties extended in the ordinary course of business.  The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Person is required to perform thereunder), as determined by such Person in good faith.

“Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any indenture, mortgage, agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“Default” means an event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

“Defaulting Lender” means any Lender that (a) has failed to perform any of its funding obligations hereunder including in respect of its Revolving Loans or participations in respect of Letters of Credit within one Business Day of the date required to be funded by it hereunder, (b) has notified the Borrower or the Administrative Agent that it does not intend to comply with its funding obligations or has made a public statement to that effect with respect to its funding obligations hereunder or under other agreements in which it commits to extend credit, unless the subject of a good faith dispute, (c) has failed, within one Business Day after request by the Administrative Agent, to confirm in a manner satisfactory to the Administrative Agent, that it will comply with its funding obligations, unless the subject of a good faith dispute, or (d) has, or has a direct or indirect parent company that has, after the Effective Date (i) become the subject of a proceeding under the Bankruptcy Code or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally, (ii) had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or a custodian appointed for it, or (iii) taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Capital Stock in that Lender or any direct or indirect parent company thereof by a Governmental Authority.

“Defaulting Lender Excess” means, with respect to any Defaulting Lender, the excess, if any, of such Defaulting Lender’s Pro Rata Share of the aggregate outstanding principal amount of Revolving Loans of all Lenders (calculated as if any Defaulting Lenders other than such Defaulting Lender had funded all of their respective Revolving Loans) over the aggregate outstanding principal amount of all Revolving Loans of such Defaulting Lender.

“Defaulting Lender Period” means, with respect to any Defaulting Lender, the period commencing on the date upon which such Lender first became a Defaulting Lender and ending on the earliest of the following dates: (i) the date on which all Revolving Credit Commitments are cancelled or terminated and/or the Obligations are declared or become immediately due and payable and (ii) the date on which (a) such Defaulting Lender is no longer insolvent, the subject of a bankruptcy or insolvency proceeding or, if applicable, under the direction of a receiver or conservator, (b) the Defaulting Lender Excess with respect to such Defaulting Lender shall have been reduced to zero (whether by the funding by such Defaulting Lender of any defaulted Revolving Loans of such Defaulting Lender or otherwise), and (c) such Defaulting Lender shall have delivered to Borrower and the Administrative Agent a written reaffirmation of its intention to honor its obligations hereunder with respect to its Revolving Credit Commitments.

“Disposition” means any transaction, or series of related transactions, pursuant to which any Person or any of its Subsidiaries sells, assigns, transfers or otherwise disposes of any property or assets (whether now owned or hereafter acquired) to any other Person, in each case, whether or not the consideration therefor consists of cash, securities or other assets owned by the acquiring Person, excluding any sales of Inventory in the ordinary course of business.

“Disqualified Capital Stock” means any Capital Stock which, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (i) matures (excluding any maturity as the result of an optional redemption by the issuer thereof) or is mandatorily redeemable (other than solely for Capital Stock which is not otherwise Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for Capital Stock which is not otherwise Disqualified Capital Stocks), in whole or in part, (iii) provides for scheduled payments or dividends in cash, (iv) contains any repurchase obligation that may come into effect prior to payment in full of all Obligations, or (v) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stocks that would constitute Disqualified Capital Stocks, in each case, prior to the date that is 180 days after the Final Maturity Date, except, in the case of clauses (i) and (ii), if as a result of a change of control or asset sale, so long as any rights of the holders thereof upon the occurrence of such a change of control or asset sale event are subject to the prior payment in full of all Obligations, the cancellation, expiration or Cash Collateralization of all Letters of Credit and the termination of the Revolving Credit Commitments.

“Dollar,” “Dollars” and the symbol “$” each means lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary other than a Foreign Subsidiary.

“Earmarked Equity Issuance” means (i) after the Effective Date, the issuance by the Parent of any shares of its Capital Stock to the Ultimate Parent or to a Permitted Holder (or by the Ultimate Parent to a Permitted Holder and a corresponding issuance of shares of Capital Stock by the Parent to the Ultimate Parent), and (ii) the issuance by the Borrower of any shares of its Capital Stock to the Parent and subsequent contribution of such cash proceeds to the Borrower and to Subsidiaries of the Borrower, the purpose of which is to use the proceeds thereof to fund Capital Expenditures, a specified research and development project, a Permitted Acquisition or an investment permitted pursuant to this Agreement, in each case by the Borrower or any of its Subsidiaries to the extent permitted under the Loan Documents, if and to the extent the Borrower has notified the Administrative Agent in writing at the time of any such issuance that the net cash proceeds to be received by the Borrower or a Subsidiary thereof are intended to be used for Capital Expenditures, a specified research and development project, a Permitted Acquisition or an investment permitted pursuant to this Agreement identified in reasonable detail in such notice.

“Effective Date” means the date, on or before May 10, 2010, on which all of the conditions precedent set forth in Section 5.01 are satisfied or waived.

“Employee Plan” means an employee pension benefit plan (as such term is defined in Section 3(2) of ERISA, other than a Multiemployer Plan) covered by Title IV of ERISA and maintained by any Loan Party or ERISA Affiliate (or that was maintained by any Loan Party or ERISA Affiliate (as of the date of determination hereunder) at any time during the six (6) calendar years preceding the date of any borrowing hereunder) for employees of any Loan Party or any of its ERISA Affiliates. For the avoidance of doubt, “Employee Plan” shall not include an employee pension benefit plan (as such term is defined in Section 3(2) of ERISA, other than a Multiemployer Plan) in which a Loan Party was a participating employer and not the plan sponsor prior to the Effective Date and is not a participating employer following the Effective Date.

“Environmental Actions” means any complaint, summons, citation, notice, directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Person or Governmental Authority involving violations of Environmental Laws or Releases of Hazardous Materials (i) from or onto any assets, properties or businesses owned or operated by any Loan Party or any of its Subsidiaries or any predecessor in interest, or (ii) at any facility which received Hazardous Materials generated by any Loan Party or any of its Subsidiaries or any predecessor in interest.

“Environmental Laws” means the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601, et seq.), the Hazardous Materials Transportation Act (49 U.S.C. § 1801, et seq.), the Resource Conservation and Recovery Act (42 U.S.C. § 6901, et seq.), the Federal Clean Water Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.) and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), as such laws may be amended or otherwise modified from time to time, and any other present or future federal, state, local or foreign statute, ordinance, rule, regulation, order, judgment, decree, permit, license or other binding determination of any Governmental Authority imposing liability or establishing standards of conduct for protection of the environment or other government restrictions relating to the protection of the environment or the Release, deposit or migration of any Hazardous Materials into the environment.

“Environmental Liabilities and Costs” means all liabilities, monetary obligations, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable fees, disbursements and expenses of counsel, experts and consultants and costs of investigations and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any Governmental Authority or any third party, and which relate to any environmental condition or a Release of Hazardous Materials from or onto (i) any property presently or formerly owned by any Loan Party or any of its Subsidiaries or (ii) any facility which received Hazardous Materials generated or disposed by any Loan Party or any of its Subsidiaries.

“Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, and regulations thereunder, in each case, as in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

“ERISA Affiliate” means, with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which would be deemed to be a “controlled group” within the meaning of Sections 414(b), (c), (m) and (o) of the Internal Revenue Code.

“Event of Default” means any of the events set forth in Sections 9.01(a) to (n).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Excluded Accounts” means (i) deposit accounts that are used for the sole purpose of making payroll, withholding tax and other employee wage and benefit payments to of for the Borrower’s or its Subsidiaries’ employees, (ii) deposit accounts containing solely trust funds upon which a Lien would be prohibited, (iii) deposit accounts containing solely funds attributable to taxes required by law to be collected or withheld including, without limitation, taxes owing to any Governmental Authority, sales, use and excise taxes, customs duties, import duties and independent customs brokers’ charges, and other taxes for which the Borrower or any of its Subsidiaries may become liable, (iv) deposit accounts that are solely disbursement accounts or zero balance accounts in respect of which the applicable deposit bank has refused to execute a deposit account control agreement and (v) other deposit accounts so long as the aggregate amount contained in such deposit accounts does not exceed $1,000,000 at any one time.

“Excluded Taxes” has the meaning specified therefor in Section 2.08(a).

“Executive Order No. 13224” means the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended or amended.

“Existing Credit Agreement” means that certain Financing Agreement dated as of January 8, 2008 among the Borrower, the Guarantors, Ableco Finance LLC, as collateral agent, PNC Bank, National Association, as administrative agent, and the lenders from time to time party thereto.

“Facility” means the real property located at 331 Treble Cove Road, North Billerica, Massachusetts, including, without limitation, the land on which such facility is located, all buildings and other improvements thereon, all fixtures located at or used in connection with such facility, all whether now or hereafter existing.

“FDA” means the United States Food and Drug Administration.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it.

“Fee Letter” means the Fee Letter, dated as of the date hereof, by and among the Borrower and the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent.

“Final Maturity Date” means May 10, 2014, or such earlier date on which all Revolving Loans shall become due and payable in accordance with the terms of this Agreement and the other Loan Documents.

“Fiscal Year” means the fiscal year of the Parent and its Subsidiaries ending on December 31 of each year.

“Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America or any State thereof or the District of Columbia.

“Funds Transfer and Deposit Account Liability” means the liability of any Loan Party owing to any of the Lenders, or any Affiliates of such Lenders, arising out of (a) the execution or processing of electronic transfers of funds by automatic clearing house transfer, wire transfer or otherwise to or from deposit accounts of any Loan Party now or hereafter maintained with any of the Lenders or their Affiliates, (b) the acceptance for deposit or the honoring for payment of any check, draft or other item with respect to any such deposit accounts, and (c) any other deposit, disbursement, and cash management services afforded to any Loan Party by any of such Lenders or their Affiliates.

“GAAP” means generally accepted accounting principles in effect from time to time in the United States, applied on a consistent basis, provided that for the purpose of Section 7.03 hereof and the definitions used therein, “GAAP” shall mean generally accepted accounting principles in effect on the date hereof, provided further, that if there occurs after the date of this Agreement any change in GAAP that affects in any respect the calculation of any covenant contained in Section 7.03 hereof, the Administrative Agent and the Borrower shall negotiate in good faith amendments to the provisions of this Agreement that relate to the calculation of such covenant with the intent of having the respective positions of the Lenders and the Borrower after such change in GAAP conform as nearly as possible to their respective positions as of the date of this Agreement and, until any such amendments have been agreed upon, the covenants in Section 7.03 hereof shall be calculated as if no such change in GAAP has occurred.

“Governing Documents” means, (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization; and operating agreement; (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and (d) with respect to any of the entities described above, any other agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization.

“Governmental Authority” means, collectively, any nation or government, any federal, state, city, town, municipality, county, local or other political subdivision thereof or thereto and any department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guaranteed Obligations” has the meaning specified therefor in Section 11.01.

“Guarantor” means (i) the Parent and each Subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto, and (ii) each other Person which guarantees, pursuant to Section 7.01(b) or otherwise, all or any part of the Obligations.

“Guaranty” means (i) the guaranty of each Guarantor party hereto contained in ARTICLE XI hereof, and (ii) each guaranty substantially in the form of Exhibit A, made by any other Guarantor in favor of the Collateral Agent for the benefit of the Agents and the Lenders pursuant to Section 7.01(b) or otherwise.

“Hazardous Material” means (a) any element, compound or chemical that is defined, listed or otherwise classified as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or chemical, hazardous waste or special or solid waste under Environmental Laws or that is likely to cause immediately, or at some future time, harm to or have an adverse effect on, the environment or risk to human health or safety, including, without limitation, any pollutant, contaminant, waste, hazardous waste, toxic substance or dangerous good which is defined or identified in any Environmental Law and which is present in the environment in such quantity or state that it contravenes any Environmental Law; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic, including, without limitation, corrosivity, ignitability, toxicity or reactivity as well as any radioactive or explosive materials; and (e) any raw materials, building components (including, without limitation, asbestos-containing materials) and manufactured products containing hazardous substances listed or classified as such under Environmental Laws.

“Hedging Agreement” means any interest rate, foreign currency, commodity or equity swap, collar, cap, floor or forward rate agreement, or other agreement or arrangement designed to protect against fluctuations in interest rates or currency, commodity or equity values (including, without limitation, any option with respect to any of the foregoing and any combination of the foregoing agreements or arrangements), and any confirmation executed in connection with any such agreement or arrangement.

“Hedging Liability” means the liability of any Loan Party to any of the Lenders, or any Affiliates of such Lenders, in respect of any interest rate, foreign currency, and/or commodity swap, exchange, cap, collar, floor, forward, future or option agreement, or any other similar interest rate, currency or commodity hedging arrangement, as the Borrower or such Subsidiary, as the case may be, may from time to time enter into with any one or more of the Lenders party to this Agreement or their Affiliates.

“Highest Lawful Rate” means, with respect to any Agent or any Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations under laws applicable to such Agent or such Lender which are currently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable laws now allow.

“Indebtedness” means, with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money; (ii) all obligations of such Person for the deferred purchase price of property or services (other than trade payables or other accounts payable incurred in the ordinary course of such Person’s business); (iii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (iv) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder may be limited to repossession or sale of such property; (v) all Capitalized Lease Obligations of such Person; (vi) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities; (vii) all net payment obligations of such Person under any Hedging Agreements, calculated as of any date as if such Hedging Agreement were terminated as of such date; (viii) all monetary obligations under any receivables factoring, receivable sales or similar transactions and all monetary obligations under any synthetic lease, tax ownership/operating lease, off-balance sheet financing or similar financing; (ix) all Contingent Obligations; (x) Disqualified Capital Stock; and (xi) all obligations referred to in clauses (i) through (x) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness.  The Indebtedness of any Person shall include the Indebtedness of any partnership of or joint venture in which such Person is a general partner or a joint venturer, to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except (other than in the case of general partner liability) to the extent that the terms of such Indebtedness expressly provide that such Person is not liable therefor.

“Indemnified Matters” has the meaning specified therefor in Section 12.15.

“Indemnified Taxes” means all Taxes other than Excluded Taxes.

“Indemnitees” has the meaning specified therefor in Section 12.15.

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, or extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Interest Period” means, with respect to any LIBOR Rate Loan, the period commencing on the borrowing date or the date of any continuation of such LIBOR Rate Loan, as the case may be, and ending one (1), two (2), three (3) or six (6) months thereafter, provided that (i) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day, unless such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) no Interest Period for any LIBOR Rate Loan shall end after the Final Maturity Date, and (iii) no more than five (5) Interest Periods in the aggregate for the Borrower may exist at any one time.

“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended (or any successor statute thereto) and the regulations thereunder.

“Inventory” means, with respect to any Person, all goods and merchandise of such Person, including, without limitation, all raw materials, work-in-process, packaging, supplies, materials and finished goods of every nature used or usable in connection with the shipping, storing, advertising or sale of such goods and merchandise, whether now owned or hereafter acquired, and all such other property the sale or other disposition of which would give rise to an Account Receivable or cash.

“Joint Venture” has the meaning specified therefor in Section 7.02(e)(xi).

“L/C Issuer” means Bank of Montreal or such other bank as the Administrative Agent may select which is reasonably satisfactory to the Borrower.

“L/C Subfacility” means that portion of the Total Revolving Credit Commitment equal to $15,000,000.

“Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, regulations, ordinances, codes and binding guidelines, binding administrative or judicial precedents or authorities, including, where appropriate, the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof.

“Lease” means any lease of real property to which any Loan Party or any of its Subsidiaries is a party as lessor or lessee.

“Lender” has the meaning specified therefor in the preamble hereto.

“Letter of Credit” has the meaning specified therefor in Section 3.01(a).

“Letter of Credit Application” has the meaning specified therefor in Section 3.01(b).

“Letter of Credit Collateral Account” means an account under the sole and exclusive control of the Administrative Agent for the benefit of the Administrative Agent, the Lenders and/or the L/C Issuer.

“Letter of Credit Fee” has the meaning specified therefor in Section 3.02(a).

“Letter of Credit Obligations” means, at any time and without duplication, the sum of (i) the Reimbursement Obligations at such time, plus (ii) the aggregate maximum amount available for drawing under the Letters of Credit outstanding at such time.

“LIBOR” means, for an Interest Period for a LIBOR Rate Loan, (a) the LIBOR Index Rate for such Interest Period, if such rate is available, and (b) if the LIBOR Index Rate cannot be determined, the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) at which deposits in Dollars in immediately available funds are offered to the Administrative Agent at 11:00 a.m. (London, England time) two (2) Business Days before the beginning of such Interest Period by three (3) or more major banks in the interbank eurodollar market selected by the Administrative Agent for delivery on the first day of and for a period equal to such Interest Period and in an amount equal or comparable to the principal amount of the LIBOR Rate Loan scheduled to be made.

“LIBOR Index Rate” means, for any Interest Period, the rate per annum (rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point) for deposits in Dollars for a period equal to such Interest Period, which appears on the LIBOR01 Page as of 11:00 a.m. (London, England time) on the day two (2) Business Days before the commencement of such Interest Period.

“LIBOR Rate” means a rate per annum equal to the greater of (a) 1.50% and (b) the rate determined in accordance with the following formula:

LIBOR Rate	=	LIBOR
1- Reserve Percentage

“LIBOR Rate Loan” means a Revolving Loan bearing interest calculated based upon the LIBOR Rate.

“Lien” means any mortgage, deed of trust, pledge, lien (statutory or otherwise), security interest, charge or other encumbrance or security or preferential arrangement of any nature, including, without limitation, any conditional sale or title retention arrangement, any Capitalized Lease and any assignment, deposit arrangement or financing lease intended as, or having the effect of, security.

“Liquid Investments” means (i) securities issued, or directly, unconditionally and fully guaranteed or insured, by the United States, or any state or commonwealth thereof, or any agency or instrumentality thereof (provided that the full faith and credit of the United States, such state or commonwealth or such member nation, as applicable, is pledged in support thereof) having maturities of not more than one year from the date of acquisition by such Person; (ii) time deposits and certificates of deposit of any Lender or any commercial bank having, or which is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia having, capital and surplus aggregating in excess of $500.0 million and a rating of “A” (or such other similar equivalent rating) or higher by at least one nationally recognized statistical rating organization (as defined in Rule 436 under the Securities Act) with maturities of not more than six months from the date of acquisition by such Person; (iii) repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (i) above entered into with any person meeting the qualifications specified in clause (ii) above, which repurchase obligations are secured by a valid perfected security interest in the underlying securities; (iv) commercial paper and fixed or variable notes issued by any Person meeting the qualifications specified in clause (ii) above or incorporated in the United States rated at least A1 or the equivalent thereof by Standard & Poor’s Rating Service or at least P1 or the equivalent thereof by Moody’s Investors Service Inc., and in each case maturing not more than six months after the date of acquisition by such Person; (v) investments in money market funds at least 95% of whose assets are comprised of securities of the types described in clauses (i) through (iv) above; (vi) demand deposit accounts maintained in the ordinary course of business with a commercial bank meeting the qualifications specified in clause (ii) above; and (vii) other high quality investments equivalent to those referred to in clauses (i) through (vi) above denominated in foreign currencies customarily used by persons for cash management purposes in any country outside of the United States and maturing not more than one year after the date of acquisition by such Person, provided that in any case such country is a member of the Organization for Economic Cooperation and Development.

“Loan Account” means an account maintained hereunder by the Administrative Agent on its books of account at the Payment Office, and with respect to the Borrower, in which the Borrower will be charged with all Revolving Loans made to, and all other Obligations incurred by, the Borrower.

“Loan Document” means this Agreement, the Fee Letter, any Guaranty, any Security Agreement, any Mortgage, any Letter of Credit Application, any Seller Note Subordination Agreement, and any other agreement, instrument, and other document executed and delivered pursuant hereto or thereto or otherwise evidencing or securing any Revolving Loan, any Letter of Credit Obligation or any other Obligation, any Hedging Liability, or any Funds Transfer and Deposit Account Liability.

“Loan Party” means the Borrower and any Guarantor.

“Management Services Agreement” shall mean the Advisory Services and Monitoring Agreement, dated as of January 8, 2008, by and among the Borrower and Avista Capital Holdings, LP.

“Material Adverse Effect” means a material adverse effect on any of (i) the operations, business, assets, properties or financial condition of the Loan Parties taken as a whole, (ii) the ability of the Loan Parties taken as a whole to perform any of their obligations under any Loan Document to which it is a party, (iii) the legality, validity or enforceability of this Agreement or any other Loan Document, (iv) the rights and remedies of any Agent or any Lender under any Loan Document or (v) the validity, perfection or priority of a Lien in favor of the Collateral Agent for the benefit of the Lenders on any of the Collateral with a fair market value exceeding $5,000,000, except to the extent that any such loss of perfection or priority results solely and directly from the failure of the Collateral Agent to maintain possession of certificates actually delivered to it representing Capital Stock pledged to it or to file Uniform Commercial Code continuation statements.

“Mortgage” means a mortgage (including, without limitation, a leasehold mortgage), deed of trust or deed to secure debt, in form and substance reasonably satisfactory to the Collateral Agent, made by a Loan Party in favor of the Collateral Agent for the benefit of the Agents and the Lenders, securing the Obligations and delivered to the Collateral Agent pursuant to Section 7.01(b), Section 7.01(m) or otherwise.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any of its ERISA Affiliates has contributed to, or has been obligated to contribute, at any time during the preceding six (6) years.

“New Lending Office” has the meaning specified therefor in Section 2.08(d).

“Non-U.S. Lender” has the meaning specified therefor in Section 2.08(d).

“Normalized Moly Supply Level” means a supply level for the Loan Parties of Molybdenum-99 that results from the NRU reactor located in Chalk River, Ontario having returned to service and corresponds to (or exceeds) the supply level for Molybdenum-99 that existed before the shutdown of the NRU reactor located in Chalk River, Ontario.

“Notice of Borrowing” has the meaning specified therefor in Section 2.02(a).

“NRC” means the United States Nuclear Regulatory Commission.

“Obligations” means (i) all present and future indebtedness, obligations, and liabilities of each Loan Party to the Agents and the Lenders or any of them, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01, (ii) all Hedging Liability and (iii) all Funds Transfer and Deposit Account Liability.  Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys’ fees (including the fees provided for in the Fee Letter) and disbursements, indemnities and other amounts payable by such Person under the Loan Documents, and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person.

“Other Taxes” has the meaning specified therefor in Section 2.08(b).

“Parent” has the meaning specified therefor in the preamble hereto.

“Participant Register” has the meaning specified therefor in Section 12.07(g).

“Participating Interest” has the meaning specified therefor in Section 3.01(e).

“Participating Lender” has the meaning specified therefor in Section 3.01(e).

“Payment Office” means the Administrative Agent’s office located at Chicago, Illinois, or at such other office or offices of the Administrative Agent as may be designated in writing from time to time by the Administrative Agent to the Collateral Agent and the Borrower.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Permitted Acquisition” means an Acquisition by the Borrower or any of its Subsidiaries if each of the following conditions shall have been satisfied:

(a)         no Default or Event of Default then exists or would result therefrom;

(b)         after giving effect to such Acquisition on a Pro Forma Basis, the Parent shall be in compliance with all covenants set forth in Section 7.03 recomputed as at the last day of the most recently ended fiscal quarter of the Parent for which financial statements are available (assuming, for purposes of Section 7.03, that such transaction, and all other Permitted Acquisitions consummated since the first day of the relevant period for the testing of each of the financial covenants set forth in Section 7.03 ending on or prior to the date of such transaction, had occurred on the first day of such relevant fiscal period);

(c)         the Board of Directors of the Person to be acquired shall not have indicated publicly its opposition to the consummation of such Acquisition (which opposition has not been publicly withdrawn);

(d)         all transactions in connection therewith shall be consummated in accordance with all applicable Laws;

(e)         the Borrower shall have furnished to the Agents at least 3 Business Days prior to the consummation of such Acquisition (i) an executed term sheet and/or commitment letter (setting forth in reasonable detail the terms and conditions of such Acquisition) and, at the request of any Agent, such other information and documents that any Agent may reasonably request, including, without limitation, executed counterparts of the respective agreements, instruments or other documents pursuant to which such Acquisition is to be consummated (including, without limitation, any related management, non-compete, employment, option or other material agreements), any schedules to such agreements, instruments or other documents, all organizational documents of the Person or business to be acquired (the “Target”) and all other material ancillary agreements, instruments or other documents to be executed or delivered in connection therewith, (ii) if the Purchase Price for such Acquisition is more than $20,000,000, pro forma financial statements of the Parent and its Subsidiaries after the consummation of such Acquisition, and pro forma financial statements of the Target to the extent available, (iii) a certificate of a senior financial officer of the Parent, demonstrating on a Pro Forma Basis compliance with all covenants set forth in Section 7.03 hereof immediately after the consummation of such Acquisition, and (iv) copies of such other material agreements, instruments or other documents (including, without limitation, the Loan Documents required by Section 7.01(b)) as any Agent shall reasonably request;

(f)          the Target and any Subsidiary formed as a result of such Acquisition shall be engaged in the same or a related business as the Loan Parties and as described in Section 7.02(d), and any such Subsidiary will be a direct, Wholly-Owned Subsidiary of a Loan Party;

(g)         such Acquisition shall be effected in such a manner so that the acquired Capital Stock or assets are owned either by a Loan Party or a Wholly Owned Subsidiary of a Loan Party and, if effected by merger or consolidation involving a Loan Party, such Loan Party shall be the continuing or surviving Person;

(h)         any such Target (and its equityholders) shall execute and deliver the agreements, instruments and other documents required by Section 7.01(b);

(i)          any such Target shall be an entity organized under the laws of the United States, any State thereof, Canada, any province thereof or any other country that is a member of the Organization for Economic Cooperation and Development; and

(j)          the aggregate Purchase Price (i) for any such Acquisition effected after the Effective Date shall not exceed $50,000,000, and (ii) for all such Acquisitions effected after the Effective Date shall not exceed $100,000,000.

“Permitted Additional Debt” means Indebtedness incurred after the Effective Date, so long as (i) such Indebtedness is unsecured, (ii) the principal amount of such Indebtedness does not exceed $225,000,000 in the aggregate, (iii) no Event of Default exists after giving effect to the incurrence of such Indebtedness, (iv) the Consolidated Interest Coverage Ratio, calculated on a Pro Forma Basis after giving effect to the incurrence of such Indebtedness, is not less than 2.00:1.00, (v) such Indebtedness has no scheduled principal amortization and matures no sooner than one year following the Final Maturity Date and (vi) such Indebtedness is evidenced by documentation containing covenants and defaults that are not materially more onerous or burdensome to the Loan Parties taken as a whole than the covenants and defaults in respect of this Agreement or the Senior Notes.

“Permitted Holder” means (i) the Sponsor, (ii) the members of management of any Loan Party and such Person’s Affiliates and Related Funds, and (iii) any limited partner of the Sponsor and any other Person that the Sponsor reasonably anticipates in good faith will be a limited partner of the Sponsor (together with the Affiliates and Related Funds of the foregoing).

“Permitted Indebtedness” means:

(a)         any Indebtedness owing to any Agent and any Lender under this Agreement and the other Loan Documents;

(b)         the Senior Notes and any Permitted Refinancing Indebtedness in respect of the Senior Notes;

(c)         any other Indebtedness listed on Schedule 7.02(b), and the Permitted Refinancing Indebtedness in respect of such Indebtedness;

(d)         Indebtedness evidenced by Capitalized Lease Obligations entered into in order to finance Capital Expenditures made by the Subsidiaries of the Parent in accordance with the provisions of Section 7.02(g), which Indebtedness, when aggregated with the principal amount of all Indebtedness incurred under this clause (d) and clause (e) of this definition, does not exceed $25,000,000 at any time outstanding;

(e)         Indebtedness permitted by clause (e) of the definition of “Permitted Lien”;

(f)          Indebtedness permitted under Section 7.02(e);

(g)         Indebtedness of the Subsidiaries of the Parent that may be deemed to exist pursuant to any guaranties, bid, performance, surety, statutory or appeal bonds or similar obligations incurred in the ordinary course of business;

(h)            Contingent Obligations of the Borrower or any of its Subsidiaries in respect of Indebtedness expressly permitted hereunder, provided that (i) the Borrower and the Subsidiary Guarantors may incur Contingent Obligations in respect of the Indebtedness of the Foreign Subsidiaries only if the aggregate principal amount of such Contingent Obligations, when combined with the investments, loans and investments outstanding pursuant to clause (ii) of Section 7.02(e), do not exceed $25,000,000 at any time, and (ii) a Subsidiary of the Parent shall not guarantee any Subordinated Indebtedness unless (A) such guarantee of the Subordinated Indebtedness is subordinated to the Obligations of such Subsidiary under the Loan Documents on terms no less favorable taken as a whole to the Lenders than the subordination provisions applicable to such Subordinated Indebtedness and (B) such guarantee of the Subordinated Indebtedness provides for the release and termination thereof, without action by any party, upon any release and termination of such guarantee of the Obligations in connection with the exercise by the Collateral Agent of any enforcement rights or powers under the Loan Documents after the occurrence and during the continuance of an Event of Default;

(i)          Indebtedness in respect of netting services, overdraft protections and otherwise in connection with deposit accounts and other cash management obligations, so long as such Indebtedness (i) is not for borrowed money, (ii) is incurred in the ordinary course of business and (iii) is not outstanding for more than 5 Business Days;

(j)          Indebtedness of the Subsidiaries of the Parent under any Hedging Agreement, provided that (i) such Hedging Agreements are used solely as part of its normal business operations as a risk management strategy or hedge against changes resulting from market operations, and not as a means to speculate for investments purposes and trends and shifts in financial or commodities markets or for taking a “market view”, and (ii) such Hedging Agreements do not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(k)         Indebtedness under Seller Notes issued by a Loan Party after the Effective Date in connection with a Permitted Acquisition, provided that (i) both immediately prior and after the issuance thereof no Default or Event of Default shall exist or result therefrom, (ii) no more than $25,000,000 aggregate principal amount of Indebtedness may be outstanding under this clause (k) at any time, (iii) such Seller Notes shall be unsecured and (iv) except for Seller Notes that do not require any principal amortization and mature no sooner than one year following the Final Maturity date, such Seller Notes shall be subject to a Seller Note Subordination Agreement;

(l)          endorsement of items for deposit or collection of commercial paper received in the ordinary course of business;

(m)        Indebtedness (i) owed to an insurance company or an Affiliate thereof for the financing of insurance premiums, or (ii) in the form of take-or-pay obligations contained in supply arrangements in the ordinary course of business;

(n)         Indebtedness assumed in connection with any Permitted Acquisition; provided that (i) such Indebtedness is not incurred in contemplation of such Permitted Acquisition, (ii) such Indebtedness is not guaranteed in any respect by the Parent or any of its Subsidiaries, and any Permitted Refinancing Indebtedness in respect of such Indebtedness, and (iii) no more than $25,000,000 aggregate principal amount of Indebtedness may be outstanding under this clause (n) at any time;

(o)         Indebtedness for indemnification, adjustment of purchase price or similar obligations of the Loan Parties arising under any agreement with respect to a Permitted Acquisition or a Disposition permitted by Section 7.02(c)(ii);

(p)         unsecured Subordinated Indebtedness consisting of promissory notes issued by the Parent to current or former employees, officers or management personnel of the Loan Parties, or such employees’, officers’ or management personnel’s respective estates, heirs, permitted transferees, spouses or former spouses to finance the purchase or redemption of Capital Stock of the Parent permitted by Section 7.02(h);

(q)         Indebtedness with respect to a guarantee, surety bond or other Contingent Obligation, in form and substance sufficient to satisfy the requirements set forth at 10 CFR 30.35 or comparable state regulations, as applicable, the face amount of which shall be adjusted from time to time in accordance with applicable regulations to reflect adjustments to the decommissioning funding plan for the Facility;

(r)          Indebtedness of any Foreign Subsidiary of the Borrower for working capital owed to a third party (other than a Loan Party or an Affiliate of a Loan Party) in an aggregate principal amount at any time outstanding not to exceed $15,000,000 for all Foreign Subsidiaries;

(s)         Indebtedness representing deferred compensation for employees and officers of the Parent or its Subsidiaries in an aggregate principal amount at any time outstanding not to exceed $5,000,000;

(t)          Permitted Additional Debt;

(u)         other Indebtedness of the Loan Parties and their Subsidiaries in an aggregate amount that does not exceed $15,000,000 at any time outstanding; and

(v)         other unsecured Indebtedness, where (i) the Consolidated Total Leverage Ratio for the Parent and its Subsidiaries for the then most recently ended four full fiscal quarters for which internal financial statements are available, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom) as if the additional Indebtedness had been incurred and the application of proceeds therefrom had occurred at the beginning of such four-quarter period, is not greater than 3.00:1.00, (ii) no Event of Default exists after giving effect to the incurrence of such Indebtedness, (iii) such Indebtedness has no scheduled principal amortization and matures no sooner than one year following the Final Maturity Date and (iv) such Indebtedness is evidenced by documentation containing covenants and defaults that are not materially more onerous or burdensome to the Loan Parties taken as a whole than the covenants and defaults in respect of this Agreement or the Senior Notes.

“Permitted Liens” means:

(a)         Liens securing the Obligations;

(b)         Liens for taxes, assessments and governmental charges the payment of which is not yet required under Section 7.01(c);

(c)         Liens (other than any Lien imposed by ERISA) imposed by law, such as carriers’, warehousemen’s, mechanics’, landlord’s, materialmen’s and other similar Liens, in each case arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money) that are not overdue by more than 30 days or are being contested in good faith and by appropriate proceedings promptly initiated and diligently conducted, and a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

(d)         Liens described on Schedule 7.02(a), provided that (i) no such Lien shall at any time be extended to cover any additional property not subject thereto on the Effective Date and improvements thereon, and (ii) the principal amount of the Indebtedness secured by such Liens shall not be extended, renewed, refunded or refinanced other than in accordance with clause (c) of the definition of Permitted Indebtedness;

(e)         (i) purchase money Liens on equipment acquired or held by any Loan Party or any of its Subsidiaries in the ordinary course of its business to secure the purchase price of such equipment or Indebtedness incurred solely for the purpose of financing the acquisition of such equipment or (ii) Liens existing on such equipment at the time of its acquisition; provided, however, that (A) no such Lien shall extend to or cover any other property of any Loan Party or any of its Subsidiaries, (B) the principal amount of the Indebtedness secured by any such Lien shall not exceed the lesser of 100% of the fair market value or the cost of the property so held or acquired and (C) the aggregate principal amount of Indebtedness secured by any or all such Liens shall not exceed at any one time outstanding $25,000,000;

(f)          deposits and pledges of cash securing (i) obligations incurred in respect of workers’ compensation, unemployment insurance or other forms of governmental insurance or benefits, (ii) the performance of bids, tenders, leases, contracts (other than for the payment of money) and statutory obligations or (iii) obligations on surety or appeal bonds, but only to the extent such deposits or pledges are made or otherwise arise in the ordinary course of business and secure obligations not past due;

(g)         easements, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person’s business;

(h)         Liens arising out of judgments, attachments or awards not constituting an Event of Default hereunder, so long as the enforcement of any such Lien on any Collateral is stayed;

(i)          any interest or title of a lessor or sublessor under any operating lease or sublease to the Parent or any of its Subsidiaries and any contractual obligations relating thereto, in each case not involving the incurrence of Indebtedness, and any lease or sublease granted by the Borrower or any of its Subsidiaries in the ordinary course of its business that is not otherwise prohibited by this Agreement and not interfering in any respect with the ordinary conduct of the business of the Borrower or such Subsidiary;

(j)          purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the ordinary course of business, in each case not involving the incurrence of Indebtedness;

(k)         licenses or sublicenses of patents, trademarks and other intellectual property rights granted by the Parent or any of its Subsidiaries in the ordinary course of business and not interfering in any respect with the ordinary conduct of the business of the Parent or such Subsidiary;

(l)                              Liens in favor of an insurer or an Affiliate thereof (or other Persons financing the payment of insurance premiums) for the premiums payable in respect of insurance policies issued by such insurer; provided that such Liens are limited to such insurance policies, premium refunds and the proceeds of such insurance policies;

(m)                        (i) customary bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to Cash and Cash Equivalents and Liquid Investments on deposit in one or more accounts maintained by the Parent or any of its Subsidiaries, in each case granted in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing amounts owing to such bank with respect to cash management and operating account arrangements, including those involving pooled accounts and netting arrangements; provided that unless such Liens are nonconsensual and arise by operation of law, in no case shall any such Liens secure (either directly or indirectly) any Indebtedness, and (ii) Liens of a collection bank arising under Section 4-210 of the UCC on items in the course of collection;

(n)                          Liens on property of a Person existing at the time (i) such Person is merged with or into or consolidated with a Subsidiary of the Parent or (ii) such Subsidiary of the Parent acquires the Capital Stock of such Person; provided that in each case such Liens (A) were in existence prior to and were not incurred in connection with or in contemplation of such merger, consolidation or acquisition, (B) do not secure Indebtedness other than Indebtedness permitted by clause (n) of the definition of Permitted Indebtedness and (C) do not encumber or extend to any Collateral or any other assets other than the assets acquired by, or the assets of, the Person merged into or consolidated with or acquired by such Subsidiary;

(o)                          Liens solely on any cash earnest money deposits made by a Subsidiary of the Parent in connection with any letter of intent or purchase agreement for a Permitted Acquisition;

(p)                          Liens on assets of Foreign Subsidiaries securing Indebtedness permitted by clause (r) of the definition of Permitted Indebtedness;

(q)                          Liens securing Indebtedness permitted by subsection (d) of the definition of Permitted Indebtedness; and

(r)                             other Liens not otherwise permitted by this Section, provided that the aggregate amount of obligations secured thereby does not exceed $15,000,000.

“Permitted Refinancing Indebtedness” means, in respect of any Indebtedness (the “Original Indebtedness”), Indebtedness the net proceeds of which are applied to refund, refinance, repurchase or retire such Original Indebtedness; provided that: (a) no Subsidiary of the Parent that shall not have been and shall not have been required to be liable (whether as an obligor or under a guarantee) for such Original Indebtedness shall be liable for such Permitted Refinancing Indebtedness; (b) such Permitted Refinancing Indebtedness shall not include (i) restrictions on the payment of dividends or the making or repayment of loans or advances by Subsidiaries and (ii) default provisions, in each case that are materially less favorable to the Loan Parties or the Lenders than the corresponding restrictions, if any, and the default provisions contained in the documentation governing such Original Indebtedness; (c) if such Original Indebtedness shall have been subordinated to the Obligations, such Permitted Refinancing Indebtedness shall also be subordinated to the Obligations on customary terms not less favorable to the Lenders; (d) such Permitted Refinancing Indebtedness shall not mature, and shall not be required to be repaid, prepaid, redeemed, repurchased or defeased, whether on one or more fixed dates, upon the occurrence of one or more events or at the option of any holder thereof prior to the maturity of such Original Indebtedness (except, in each case, upon the occurrence of an event of default, a change in control or a similar event under the documentation governing such Permitted Refinancing Indebtedness) and such Permitted Refinancing Indebtedness shall not shorten the weighted average life of such Original Indebtedness; (e) such Permitted Refinancing Indebtedness shall be in an aggregate principal amount that is equal to or less than the aggregate principal amount of such Original Indebtedness then outstanding (plus accrued interest and premiums thereon and any reasonable fees and expenses related to the issuance of such Permitted Refinancing Indebtedness); (f) if such Original Indebtedness shall have been unsecured, such Permitted Refinancing Indebtedness shall also be unsecured; and (g) the interest rate and fees payable with respect to such Permitted Refinancing Indebtedness shall be on then current market terms.

“Permitted Tax Distributions” means payments, dividends or distributions by the Borrower to the Parent and by the Parent to the Ultimate Parent in order to permit the Ultimate Parent to pay consolidated, combined or unitary foreign, federal, state or local taxes not payable directly by the Parent, the Borrower or any of their Subsidiaries, which payments by the Parent and the Borrower to the Ultimate Parent are not in excess of the tax liabilities that would have been payable by the Parent, the Borrower and their Subsidiaries as if such entities reported and paid such taxes on a consolidated basis solely with one another.

“Person” means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization, joint venture or other enterprise or entity or Governmental Authority.

“Plan” means any Employee Plan or Multiemployer Plan.

“Post-Default Rate” means a rate of interest per annum equal to the rate of interest otherwise in effect from time to time pursuant to the terms of this Agreement plus 2.0%, or, if a rate of interest is not otherwise in effect, interest at the highest rate specified herein for any Revolving Loan then outstanding prior to an Event of Default plus 2.0%.

“Pro Forma Basis” means on a basis in accordance with GAAP and Regulation S-X or on a basis that is otherwise reasonably satisfactory to the Administrative Agent

(including in a manner that includes such other pro forma expense and cost savings as are approved by the Administrative Agent in its reasonable discretion).

“Pro Rata Share” means the percentage obtained by dividing (i) such Lender’s Revolving Credit Commitment, by (ii) the Total Revolving Credit Commitment, provided, that, if the Total Revolving Credit Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s Revolving Loans and its interest in the Letter of Credit Obligations and the denominator shall be the aggregate unpaid principal amount of all Revolving Loans and Letter of Credit Obligations.

“Products” means any radiopharmaceuticals, nuclear, ultrasound or other imaging agents, and technetium generators, including, without limitation, Ablavar, Cardiolite, Definity, Gallium, Miraluma, Neurolite, Technelite, Thallium, Xenon and any research and development pipeline products.

“Purchase Price” means, with respect to any Acquisition, an amount equal to the sum of (i) the aggregate consideration, whether cash, property or securities (including, without limitation, the fair market value of any Capital Stock of any Loan Party or any of its Subsidiaries issued in connection with such acquisition), paid or delivered by the Parent or any of its Subsidiaries (whether as initial consideration or through the payment or disposition of deferred consideration, including, without limitation, in the form of seller financing, royalty payments (other than bona fide royalty payments), payments allocated towards non-compete covenants, payments to principals for consulting services or other similar payments) in connection with such Acquisition, plus (ii) the aggregate principal amount of the Seller Notes issued in connection with such Acquisition.

“Qualified Capital Stock” of any person shall mean any Capital Stock of such Person that is not Disqualified Capital Stock.

“Rating Agencies” has the meaning specified therefor in Section 2.07.

“Reference Rate” means, for any day, the rate per annum equal to the greatest of: (a) the rate of interest announced or otherwise established by the Administrative Agent from time to time as its prime commercial rate, or its equivalent, for Dollar loans to borrowers located in the United States as in effect on such day, with any change in the Reference Rate resulting from a change in said prime commercial rate to be effective as of the date of the relevant change in said prime commercial rate (it being acknowledged and agreed that such rate may not be the Administrative Agent’s best or lowest rate), (b) the sum of (i) the rate determined by the Administrative Agent to be the average (rounded upward, if necessary, to the next higher 1/100 of 1%) of the rates per annum quoted to the Administrative Agent at approximately 10:00 a.m. (Chicago time) (or as soon thereafter as is practicable) on such day (or, if such day is not a Business Day, on the immediately preceding Business Day) by two or more Federal funds brokers selected by the Administrative Agent for sale to the Administrative Agent at face value of Federal funds in the secondary market in an amount equal or comparable to the principal amount for which such rate is being determined, plus (ii) 1/2 of 1% and (c) 2.50%.

“Reference Rate Loan” means a Revolving Loan bearing interest calculated based upon the Reference Rate.

“Register” has the meaning specified therefor in Section 12.07(d).

“Registered Loans” has the meaning specified therefor in Section 12.07(d).

“Regulation S-X” means Regulation S-X promulgated under the Securities Act.

“Regulation T”, “Regulation U” and “Regulation X” mean, respectively, Regulations T, U and X of the Board or any successor, as the same may be amended or supplemented from time to time.

“Reimbursement Obligations” has the meaning specified therefor in Section 3.01(c).

“Related Fund” means, with respect to any Person, an Affiliate of such Person, or a fund or account managed by such Person or an Affiliate of such Person.

“Related Party Assignment” has the meaning specified therefor in Section 12.07(b).

“Related Party Register” has the meaning specified therefor in Section 12.07(d).

“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, seeping, migrating, dumping or disposing of any Hazardous Material (including the abandonment or discarding of barrels, containers and other closed receptacles containing any Hazardous Material) into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through or in the ambient air, soil, surface or ground water, or property.

“Remedial Action” means all actions taken to (i) clean up, remove, remediate, contain, treat, monitor, assess, evaluate or in any other way address Hazardous Materials in the indoor or outdoor environment; (ii) prevent or minimize a Release or threatened Release of Hazardous Materials so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; (iii) perform pre-remedial studies and investigations and post-remedial operation and maintenance activities; or (iv) perform any other actions authorized by 42 U.S.C. § 9601.

“Reportable Event” means an event described in Section 4043 of ERISA (other than an event not subject to the provision for 30-day notice to the PBGC or for which the 30-day notice period is waived under the regulations promulgated under such Section).

“Required Lenders” means Lenders whose Pro Rata Shares aggregate at least sixty-six and two thirds percent (66 2/3%).

“Reserve Percentage” means the maximum reserve percentage, expressed as a decimal, at which reserves (including, without limitation, any emergency, marginal, special, and supplemental reserves) are imposed by the Board of Governors of the Federal Reserve System (or any successor) on “eurocurrency liabilities”, as defined in such Board’s Regulation D (or any successor thereto), subject to any amendments of such reserve requirement by such Board or its successor, taking into account any transitional adjustments thereto. For purposes of this definition, the relevant Revolving Loans shall be deemed to be “eurocurrency liabilities” as defined in Regulation D without benefit or credit for any prorations, exemptions or offsets under Regulation D. The Eurodollar Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in any such reserve percentage.

“Reuters Screen LIBOR01” means the display designated as “LIBOR01 Page” on the Reuters Service (or such other page as may replace the LIBOR01 Page on that service or such other service as may be nominated by the British Bankers’ Association as the information vendor for the purpose of displaying British Bankers’ Association Interest Settlement Rates for Dollar deposits).

“Revolving Credit Commitment” means, with respect to each Lender, the commitment of such Lender to make Revolving Loans to the Borrower in the amount set forth opposite such Lender’s name in Schedule 1.01(A) hereto, as such amount may be terminated or reduced from time to time in accordance with the terms of this Agreement.

“Revolving Loan” means a loan made by a Lender to the Borrower pursuant to Section 2.01(a).

“SEC” means the Securities and Exchange Commission or any other similar or successor agency of the federal government administering the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the SEC thereunder, all as the same shall be in effect from time to time.

“Securitization” has the meaning specified therefor in Section 2.07.

“Security Agreement” means a Pledge and Security Agreement (as may be amended, restated, supplemented or otherwise modified from time to time) made by a Loan Party in favor of the Collateral Agent for the benefit of the Agents and the Lenders, substantially in the form of Exhibit B, securing the Obligations, and delivered to the Collateral Agent.

“Seller Note Subordination Agreement” means a Subordination Agreement among a holder of a Seller Note, the applicable Loan Party and the Administrative Agent, each in form and substance reasonably satisfactory to the Administrative Agent.

“Seller Notes” means any seller promissory note to be issued by the Parent or any of its Subsidiaries after the Effective Date in connection with a Permitted Acquisition.

“Senior Note Documents” means the Senior Note Indenture, the Senior Notes and all documents entered into in connection therewith.

“Senior Note Indenture” means the Indenture, dated as of May 10, 2010, between the Borrower, the subsidiary guarantors party thereto and Wilmington Trust FSB, as trustee, governing the Senior Notes.

“Senior Notes” means the 9.75% Senior Notes due 2017 issued by the Borrower in an aggregate principal amount of $250,000,000 pursuant to the Indenture and any exchange notes issued in respect thereof on substantially similar terms.

“Settlement Period” has the meaning specified therefor in Section 2.02(d)(i) hereof.

“Solvent” means, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person is not less than the total amount of the liabilities of such Person, (ii) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its existing debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, and (iv) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital.

“Sponsor” means (i) Avista Capital Partners, LP and Avista Capital Partners (Offshore), LP, (ii) any Affiliate thereof and (iii) any Related Fund thereto.

“Standard & Poor’s” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

“Subject Indebtedness” means any of the Senior Notes, any Subordinated Indebtedness, any Permitted Additional Debt, and any Indebtedness incurred pursuant to clause (v) of the definition of Permitted Indebtedness.

“Subordinated Indebtedness” means Indebtedness of any Loan Party the terms of which are reasonably satisfactory to the Administrative Agent and which has been expressly subordinated in right of payment to all Obligations (i) by the execution and delivery of a subordination agreement, in form and substance reasonably satisfactory to the Administrative Agent, or (ii) otherwise on terms and conditions (including, without limitation, subordination provisions, payment terms, interest rates, covenants, remedies, defaults and other material terms) reasonably satisfactory to the Administrative Agent.

“Subsidiary” means, with respect to any Person at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity (i) the accounts of which would be consolidated with those of such Person in such Person’s consolidated financial statements if such financial statements were prepared in accordance with GAAP or (ii) of which more than 50% of (A) the outstanding Capital Stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such Person, (B) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (C) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such Person.

“Subsidiary Guarantor” means a Subsidiary of the Borrower that is a Guarantor.

“Taxes” has the meaning specified therefor in Section 2.08(a).

“Termination Event” means (i) a Reportable Event with respect to any Employee Plan, (ii) any event with respect to any Plan or any employee pension benefit plan (as defined in Section 3(2) of ERISA) covered by Title IV of ERISA in which any Loan Party or ERISA Affiliate was a participating employer at any time during the six (6) calendar years preceding the date of any borrowing hereunder that causes any Loan Party or any of its ERISA Affiliates to incur liability under Section 406, 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 4971 or 4975 of the Internal Revenue Code, (iii) the provision by the administrator of any Employee Plan pursuant to Section 4041(a)(2) of ERISA of a notice of intent to terminate such Employee Plan in a distress termination described in Section 4041(c) of ERISA or the treatment of an Employee Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings by the PBGC to terminate an Employee Plan, (v) any other event or condition that could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Employee Plan, or (vi) failure to make by its due date a required installment under Section 412 of the Internal Revenue Code.

“Title Insurance Policy” means a mortgagee’s loan policy or marked-up unconditional binder for such insurance policy, in form and substance reasonably satisfactory to the Collateral Agent, together with all endorsements made from time to time thereto to the extent available is the applicable jurisdiction, issued by or on behalf of a title insurance company reasonably satisfactory to the Collateral Agent, insuring the Lien created by a Mortgage in an amount and on terms reasonably satisfactory to the Collateral Agent, delivered to the Collateral Agent.

“Total Revolving Credit Commitment” means the sum of the amounts of the Lenders’ Revolving Credit Commitments.

“Transactions” means, collectively, (a) the issuance of the Senior Notes, (b) the repayment of all outstanding obligations under the Existing Credit Agreement, (c) the payment of the 2010 Dividend, (d) the execution, delivery and performance of the Loan Documents, and (e) the payment of all fees and expenses to be paid on or around the Effective Date and owing in connection with the foregoing.

“Transferee” has the meaning specified therefor in Section 2.08(a).

“Uniform Commercial Code” has the meaning specified therefor in Section 1.03.

“Ultimate Parent” means Lantheus MI Holdings, Inc., a Delaware corporation.

“Unused Line Fee” has the meaning specified therefor in Section 2.06(b).

“USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Title III of Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended or amended.

“WARN” has the meaning specified therefor in Section 6.01(x).

“Wholly Owned Subsidiary” means, as to any Person, any other Person all of the Capital Stock of which (other than directors’ qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries of such Person.

Section 1.02                                   Terms Generally.

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections , Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any right or interest in or to assets and properties of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible. References in this Agreement to “determination” by any Agent include good faith estimates by such Agent (in the case of quantitative determinations) and good faith beliefs by such Agent (in the case of qualitative determinations).

Section 1.03                                   Accounting and Other Terms.

Unless otherwise expressly provided herein, each accounting term used herein shall have the meaning given it under GAAP. All terms used in this Agreement which are defined in Article 8 or Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Uniform Commercial Code”) and which are not otherwise defined herein shall have the same meanings herein as set forth therein, provided that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as any Agent may otherwise determine.

Section 1.04                                   Time References.

Unless otherwise indicated herein, all references to time of day refer to Central Standard Time or Central daylight saving time, as in effect in Chicago, Illinois on such day. For purposes of the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; provided, however, that with respect to a computation of fees or interest payable to any Agent, any Lender or the L/C Issuer, such period shall in any event consist of at least one full day.

ARTICLE II

THE LOANS

Section 2.01                                   Revolving Credit Commitments.

(a)                           Subject to the terms and conditions and relying upon the representations and warranties herein set forth, each Lender severally agrees to make Revolving Loans to the Borrower at any time and from time to time on and after the Effective Date to the Final Maturity Date, or until the earlier reduction of its Revolving Credit Commitment to zero in accordance with the terms hereof, in an aggregate principal amount of Revolving Loans at any time outstanding not to exceed the amount of such Lender’s Revolving Credit Commitment.

(b)                          Notwithstanding the foregoing, the aggregate principal amount of Revolving Loans outstanding at any time to the Borrower shall not exceed the difference between (x) the Total Revolving Credit Commitment and (y) the aggregate Letter of Credit Obligations.  The Revolving Credit Commitment of each Lender shall automatically and permanently be reduced to zero on the Final Maturity Date. Within the foregoing limits, the Borrower may borrow, repay and reborrow the Revolving Loans, on or after the Effective Date and prior to the Final Maturity Date, subject to the terms, provisions and limitations set forth herein.

(c)                           The Borrower may request during the term of this Agreement an increase in the Total Revolving Credit Commitment in an aggregate principal amount of up to $15,000,000 (collectively, the “Facilities Increase”), provided that any request for any Facilities Increase shall be for a Facilities Increase in a minimum amount of $1,000,000 and shall be in an integral multiple of $1,000,000.

(i)                                        The Borrower may request the Facilities Increase by giving to the Administrative Agent written notice of its request for the Facilities Increase (the “Facilities Increase Request”), which shall specify the date for the effectiveness of the Facilities Increase and the making of any revolving loan pursuant to the Facilities Increase (which shall be at least 7 Business Days after the receipt by the Administrative Agent of the Facilities Increase Request and shall otherwise be in accordance with the terms of Section 2.02 for the making of a Revolving Loan).

(ii)                                     The Facilities Increase shall be subject to the satisfaction of the following conditions as of the date of the Facilities Increase becomes effective (the “Facilities Increase Effective Date”) (and the Administrative Agent shall have received a certificate by a duly authorized officer of the Borrower, certifying as to the following): (A) no Default or Event of Default shall have occurred and be continuing under this Agreement, (B) the representations and warranties contained in this Agreement and in each other Loan Document, certificate, financial statement, report or statement of fact delivered to any Agent or any Lender pursuant hereto or thereto on or prior to each such date are true and correct in all material respects (except that such materiality qualifier shall not apply to any representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of such date as though made on and as of such date (except to the extent any such representation or warranty relates specifically to a prior date, in which case such representation or warranty shall have been true and correct in all material respects (except that such materiality qualifier shall not apply to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such date), (C) the Parent and its Subsidiaries shall be in compliance, on a pro forma basis after giving effect to the incurrence of Indebtedness contemplated by the Facilities Increase, with the financial covenants set forth in Section 7.03, recomputed as at the last day of the most recently ended fiscal quarter of the Parent for which financial statements have been delivered pursuant to Section 7.01(a)(i) or (ii) are available, as if such Indebtedness had been incurred on the first day of each relevant period for testing such compliance, (D) at the time of the Facilities Increase, the conditions precedent to each extension of credit under the Loan Documents shall have been satisfied or waived in writing by the Administrative Agent and the Required Lenders, (E) the revolving loans contemplated by the Facilities Increase shall rank pari passu in right of payment and security with the Revolving Loans and the terms and conditions of such new revolving loans shall be substantially the same as the terms and conditions for the Revolving Loans (it being agreed and understood that if the interest rates applicable to the revolving loans contemplated by the Facilities Increase are greater than the interest rates for the Revolving Loans, then the interest rates for the Revolving Loans shall be increased to the extent necessary so that the interest rates applicable to the revolving loans contemplated by the Facilities Increase do not exceed the interest rates for the Revolving Loans), (F) the Lenders shall have agreed to provide the Facilities Increase (it being understood and agreed that no Lender has any obligation whatsoever to provide all or any portion of the Facilities Increase) or, if the Lenders do not provide the Facilities Increase, other financial institutions, reasonably acceptable to the Administrative Agent and the Borrower, shall have committed to be Lenders under and fund the Facilities Increase, and (G) all reasonable out-of-pocket fees, costs and expenses of the Agents (including, without limitation, legal fees, costs and expenses) in respect of the Facilities Increase shall have been paid.  In addition, the Agents shall have received such agreements, amendments, instruments, approvals, legal opinions and other documents, each in form and substance reasonably satisfactory to the Agents, as the Agents shall reasonably request.

(iii)                                  Notwithstanding anything herein to the contrary, no Lender shall have any obligation to provide or otherwise participate in the Facilities Increase.

(iv)                                 On any Facilities Increase Effective Date, (A) each Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Facilities Increase (each, a “Facilities Increase Lender”) in respect of such increase, and each such Facilities Increase Lender will automatically and without further act be deemed to have assumed a portion of such Lender’s participations hereunder in outstanding Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations hereunder in Letters of Credit held by each Lender (including each such Facilities Increase Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Lenders represented by such Lender’s Revolving Credit Commitment and (ii) if, on the date of such Facilities Increase, there are any Revolving Loans outstanding, such Revolving Loans shall on or prior to the effectiveness of such Facilities Increase be prepaid from the proceeds of additional Revolving Loans made hereunder (reflecting such increase in the Revolving Credit Commitments), which prepayment shall be accompanied by accrued interest on the Revolving Loans being prepaid and any costs incurred by any Lender in accordance with Section 2.10.

Section 2.02                                Making the Revolving Loans.

(a)                                    The Borrower shall give the Administrative Agent prior written notice in substantially the form of Exhibit D hereto (a “Notice of Borrowing”), not later than 12:00 noon (Chicago, Illinois time), with notice of such Notice of Borrowing to be provided by the Administrative Agent to the Lenders no later than the close of business (Chicago, Illinois time) on the Business Day received, (x) in the case of a borrowing consisting of a Reference Rate Loan, on the date which is one Business Day prior to the date of the proposed Revolving Loan and (y) in the case of a borrowing consisting of a LIBOR Rate Loan, on the date which is three Business Days prior to the date of the proposed Revolving Loan. Such Notice of Borrowing shall be irrevocable and shall specify (i) the principal amount of the proposed Revolving Loan, (ii) whether such Revolving Loan is requested to be a Reference Rate Loan or a LIBOR Rate Loan and, in the case of a LIBOR Rate Loan, the initial Interest Period with respect thereto, and (iii) the proposed borrowing date, which must be a Business Day.  The Agents and the Lenders may act without liability upon the basis of written, telecopied or telephonic notice believed by the Agents in good faith to be from the Borrower (or from any Authorized Officer thereof designated in writing purportedly from the Borrower to the Agents).  Each Agent and each Lender shall be entitled to rely conclusively on any Authorized Officer’s authority to request a Revolving Loan on behalf of the Borrower until the Agents receives written notice to the contrary. The Agents and the Lenders shall have no duty to verify the authenticity of the signature appearing on any written Notice of Borrowing.

(b)                          Each Notice of Borrowing pursuant to this Section 2.02 shall be irrevocable and the Borrower shall be bound to make a borrowing in accordance therewith. Each Revolving Loan shall be made in a minimum amount of $1,000,000 and shall be in an integral multiple of $500,000.

(c)                           (i)                           Except as otherwise provided in this subsection 2.02(c), all Revolving Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares of the Total Revolving Credit Commitment, it being understood that no Lender shall be responsible for any default by any other Lender in that other Lender’s obligations to make a Revolving Loan requested hereunder, nor shall the Revolving Credit Commitment of any Lender be increased or decreased as a result of the default by any other Lender in that other Lender’s obligation to make a Revolving Loan requested hereunder, and each Lender shall be obligated to make the Revolving Loans required to be made by it by the terms of this Agreement regardless of the failure by any other Lender.

(ii)                                         Notwithstanding any other provision of this Agreement, and in order to reduce the number of fund transfers among the Borrower, the Agents and the Lenders, the Borrower, the Agents and the Lenders agree that the Administrative Agent may (but shall not be obligated to), and the Borrower and the Lenders hereby irrevocably authorize the Administrative Agent to, fund, on behalf of the Lenders, Revolving Loans pursuant to Section 2.01, subject to the procedures for settlement set forth in subsection 2.02(d); provided, however, that (a) the Administrative Agent shall in no event fund any such Revolving Loans if the Administrative Agent shall have received written notice from the Required Lenders on the Business Day prior to the date of the proposed Revolving Loan that one or more of the conditions precedent contained in Section 5.02 will not be satisfied at the time of the proposed Revolving Loan, and (b) the Administrative Agent shall not otherwise be required to determine that, or take notice whether, the conditions precedent in Section 5.02 have been satisfied. If the Borrower gives a Notice of Borrowing requesting a Revolving Loan and the Administrative Agent elects not to fund such Revolving Loan on behalf of the Lenders, then promptly after receipt of the Notice of Borrowing requesting such Revolving Loan, the Administrative Agent shall notify each Lender that it will not be funding the requested Revolving Loan on behalf of the Lenders. If the Administrative Agent notifies the Lenders that it will not fund a requested Revolving Loan on behalf of the Lenders, each Lender shall make its Pro Rata Share of the Revolving Loan available to the Administrative Agent, in immediately available funds, in the Administrative Agent’s Account no later than 3:00 p.m. (Chicago, Illinois time) (provided that the Administrative Agent requests payment from such Lender not later than 12:00 noon (Chicago, Illinois time)) on the date of the proposed Revolving Loan. The Administrative Agent will make the proceeds of such Revolving Loans available to the Borrower on the day of the proposed Revolving Loan by causing an amount, in immediately available funds, equal to the proceeds of all such Revolving Loans received by the Administrative Agent in the Administrative Agent’s Account or the amount funded by the Administrative Agent on behalf of the Lenders to be deposited in an account designated by the Borrower.

(iii)                               If the Administrative Agent has notified the Lenders that the Administrative Agent, on behalf of the Lenders, will not fund a particular Revolving Loan pursuant to subsection 2.02(c)(ii), the Administrative Agent may assume that each such Lender has made such amount available to the Administrative Agent on such day and the Administrative Agent, in its sole discretion, may, but shall not be obligated to, cause a corresponding amount to be made available to the Borrower on such day. If the Administrative Agent makes such corresponding amount available to the Borrower and such corresponding amount is not in fact made available to the Administrative Agent by any such Lender, the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate. During the period in which such Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to the Borrower shall, for all purposes hereof, be a Revolving Loan made by the Administrative Agent for its own account. Upon any such failure by a Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify the Borrower of such failure and the Borrower shall immediately pay such corresponding amount to the Administrative Agent for its own account.

(iv)                              Nothing in this subsection 2.02(c) shall be deemed to relieve any Lender from its obligations to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

(d)                                 (i)                                     With respect to all periods for which the Administrative Agent has funded Revolving Loans pursuant to subsection 2.02(c), on Friday of each week, or if the applicable Friday is not a Business Day, then on the following Business Day, or such shorter period as the Administrative Agent may from time to time select (any such week or shorter period being herein called a “Settlement Period”), the Administrative Agent shall notify each Lender of the unpaid principal amount of the Revolving Loans outstanding as of the last day of each such Settlement Period.  In the event that such amount is greater than the unpaid principal amount of the Revolving Loans outstanding on the last day of the Settlement Period immediately preceding such Settlement Period (or, if there has been no preceding Settlement Period, the amount of the Revolving Loans made on the date of such Lender’s initial funding), each Lender shall promptly (and in any event not later than 2:00 p.m. (Chicago,

Illinois time) if the Administrative Agent requests payment from such Lender not later than 12:00 noon (Chicago, Illinois time) on such day) make available to the Administrative Agent its Pro Rata Share of the difference in immediately available funds. In the event that such amount is less than such unpaid principal amount, the Administrative Agent shall promptly pay over to each Lender its Pro Rata Share of the difference in immediately available funds. In addition, if the Administrative Agent shall so request at any time when a Default or an Event of Default shall have occurred and be continuing, or any other event shall have occurred as a result of which the Administrative Agent shall determine that it is desirable to present claims against the Borrower for repayment, each Lender shall promptly remit to the Administrative Agent or, as the case may be, the Administrative Agent shall promptly remit to each Lender, sufficient funds to adjust the interests of the Lenders in the then outstanding Revolving Loans to such an extent that, after giving effect to such adjustment, each such Lender’s interest in the then outstanding Revolving Loans will be equal to its Pro Rata Share thereof.  The obligations of the Administrative Agent and each Lender under this subsection 2.02(d) shall be absolute and unconditional. Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Revolving Loans which have been funded by such Lender.

(ii)                                     In the event that any Lender fails to make any payment required to be made by it pursuant to subsection 2.02(d)(i), the Administrative Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon, for each day from the date such payment was due until the date such amount is paid to the Administrative Agent, at the Federal Funds Rate for three Business Days and thereafter at the Reference Rate. During the period in which such Lender has not paid such corresponding amount to the Administrative Agent, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount so advanced by the Administrative Agent to the Borrower shall, for all purposes hereof, be a Revolving Loan made by the Administrative Agent for its own account. Upon any such failure by a Lender to pay the Administrative Agent, the Administrative Agent shall promptly thereafter notify the Borrower of such failure and the Borrower shall immediately pay such corresponding amount to the Administrative Agent for its own account. Nothing in this subsection 2.02(d)(ii) shall be deemed to relieve any Lender from its obligation to fulfill its Revolving Credit Commitment hereunder or to prejudice any rights that the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

Section 2.03                                Repayment of Revolving Loans; Evidence of Debt.

(a)                          The outstanding principal of all Revolving Loans shall be due and payable on the Final Maturity Date.

(b)                          Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of the Borrower to such Lender resulting from each Revolving Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c)                           The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Revolving Loan made hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.

(d)                          Subject to the Register described in Section 12.07(d), the entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Revolving Loans in accordance with the terms of this Agreement.

(e)                           Any Lender may request that Revolving Loans made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) in a form furnished by the Collateral Agent and reasonably acceptable to the Borrower. Thereafter, the Revolving Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.07) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

Section 2.04                                Interest.

(a)                          Reference Rate Loans. Each Reference Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Revolving Loan until such principal amount becomes due, at a rate per annum equal to the Reference Rate plus 3.00%.

(b)                          LIBOR Rate Loans. Each LIBOR Rate Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of such Revolving Loan until such principal amount becomes due, at a rate per annum equal to the LIBOR Rate plus 4.00%.

(c)                           Default Interest. To the extent permitted by law, upon the occurrence and during the continuance of an Event of Default and the giving of notice by the Administrative Agent to the Borrower (which the Administrative Agent shall provide at the election of, and upon direction from, the Required Lenders), (i) the principal of, and all accrued and unpaid interest on, all Revolving Loans, fees, indemnities, outstanding Reimbursement Obligations or any other Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate, and (ii) the Letter of Credit Fees shall be increased by two percentage points above the per annum rate otherwise applicable hereunder.

(d)                                 Interest Payment.  Interest on each Reference Rate Loan shall be payable quarterly, in arrears, on the last day of each quarter (commencing on June 30, 2010), and at maturity (whether upon demand, by acceleration or otherwise).  Interest on each LIBOR Rate Loan shall be payable in arrears, on the last day of each Interest Period of such LIBOR Rate Loan, at maturity (whether upon demand, by acceleration or otherwise), and, if the applicable Interest Period is longer than three months, on each day occurring every three (3) months after the commencement of such Interest Period.  Interest on Reimbursement Obligations shall be payable when such Reimbursement Obligation is due and payable. Interest at the Post-Default Rate shall be payable on demand.  Each Borrower hereby authorizes the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section 4.02 with the amount of any interest payment due hereunder.

(e)                                  General. All interest shall be computed (i) with respect to LIBOR Rate Loans, on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed and (ii) with respect to Reference Rate Loans, on the basis of a year of 365 or 366 days, as applicable, for the actual number of days, including the first day but excluding the last day, elapsed.

Section 2.05                             Reduction of Revolving Credit Commitment; Prepayment of Revolving Loans.

(a)                                 Reduction of Revolving Credit Commitments.  The Total Revolving Credit Commitment shall terminate on the Final Maturity Date. The Borrower may, without premium or penalty, reduce the Total Revolving Credit Commitment to an amount (which may be zero) not less than the sum of (A) the aggregate unpaid principal amount of all Revolving Loans then outstanding, (B) the aggregate principal amount of all Revolving Loans not yet made as to which a Notice of Borrowing has been given by the Borrower under Section 2.02, (C) the Letter of Credit Obligations at such time and (D) the stated amount of all Letters of Credit not yet issued as to which a request has been made and not withdrawn.  Each such reduction shall be in an amount which is an integral multiple of $1,000,000 (unless the Total Revolving Credit Commitment in effect immediately prior to such reduction is less than $1,000,000), shall be made by providing not less than three (3) Business Days’ prior written notice to the Administrative Agent and shall be irrevocable, provided that such notice delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied, provided further that the Borrower shall remain obligated to make any payments pursuant to Section 2.10 as though they had failed to repay a LIBOR Rate Loan.  Once reduced, the Total Revolving Credit Commitment may not be increased. Each such reduction of the Total Revolving Credit Commitment shall reduce the Revolving Credit Commitment of each Lender proportionately in accordance with its Pro Rata Share thereof.

(b)                                 Optional Prepayment of Revolving Loans. The Borrower may prepay without penalty or premium the principal of any Revolving Loan, in whole or in part.

(i)                                        Prepayment In Full.  The Borrower may, upon at least three (3) Business Days prior written notice to the Administrative Agent, terminate this Agreement by paying to the Administrative Agent, in cash, the Obligations then due and payable (including either (A) Cash Collateralization of the Letter of Credit Obligations or (B) causing the original Letters of Credit to be returned to the Administrative Agent), in full.  If the Borrower has sent a notice of termination pursuant to this clause (iii), then the Lenders’ obligations to extend credit hereunder shall terminate and the Borrower shall be obligated to repay the Obligations then outstanding (including either (A) Cash Collateralization of the Letter of Credit Obligations or (B) causing the original Letters of Credit to be returned to the Administrative Agent), in full, on the date set forth as the date of termination of this Agreement in such notice, except that such notice may be conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied, provided that the Borrower shall indemnify the Lenders against any loss or expense incurred therefrom in accordance with Section 2.10.

(c)                                  Mandatory Prepayment.  The Borrower will immediately prepay the Revolving Loans at any time when the aggregate principal amount of all Revolving Loans plus the outstanding amount of all Letter of Credit Obligations exceeds the Total Revolving Credit Commitment, to the full extent of any such excess.

(d)                                 Interest and Fees. Any prepayment made pursuant to this Section 2.05 (other than prepayments made pursuant to subsection (c) of this Section 2.05) shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment, and if such prepayment would reduce the amount of the outstanding Revolving Loans to zero at a time when the Total Revolving Credit Commitment has been terminated, such prepayment shall be accompanied by the payment of all fees accrued to such date pursuant to Section 2.06. Any prepayment of a LIBOR Rate Loan shall be accompanied by any payment required under Section 2.10.

Section 2.06                                Fees.

(a)                                    Closing Fee to Lenders; Fee Letter.  The Borrower shall pay to the Administrative Agent, for the account of each Lender, a closing fee in an amount equal to 2.00% of such Lender’s Revolving Credit Commitment as of the Effective Date.  As and when due and payable under the terms of the Fee Letter, the Borrower shall pay the fees set forth in the Fee Letter.

(b)                                    Unused Line Fee. From and after the Effective Date and until the Final Maturity Date, the Borrower shall pay to the Administrative Agent for the account of the Lenders, in accordance with their Pro Rata Shares, an unused line fee (the “Unused Line Fee”), which shall accrue at the rate per annum of 0.75% on the excess, if any, of the Total Revolving Credit Commitment over the sum of the average principal amount of all Revolving Loans and Letter of Credit Obligations outstanding from time to time for the immediately preceding quarter and shall be payable quarterly in arrears on the last day of each quarter commencing June 30, 2010.

Section 2.07                                [Reserved.]

Section 2.08                                Taxes.

(a)                                    Any and all payments by any Loan Party hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all interest, penalties, additions to tax or other liabilities with respect thereto, excluding (i) taxes imposed on the net income of, and any franchise taxes imposed on (in lieu of net income taxes), any Agent, any Lender or the L/C Issuer (or any assignee or any participation holder thereof (any such entity, a “Transferee”)) (A) by the jurisdiction (or any political subdivision thereof) in which such Person is organized or has its principal lending office or (B) by reason of a present or former connection between the recipient and the jurisdiction imposing such tax (other than such connection arising solely from such recipient having executed, delivered or performed its obligations under, or enforced, this Agreement or any other Loan Documents), (ii) branch profits tax imposed by a jurisdiction described in clause (i), (iii) United States backup withholding tax resulting from the failure to comply with Section 2.08(d), (iv) taxes, penalties or backup withholding tax imposed due to a failure by any Agent, any Lender or the L/C Issuer (or any Transferee) or any foreign financial institution through which payments under this Agreement are made to comply with any applicable certification, documentation, information or other reporting requirement concerning the nationality, residence, identity, direct or indirect ownership of or investment in, or connection with the United States of America of the Agent, any Lender or the L/C Issuer (or any Transferee) or any foreign financial institution through which payments under this Agreement are made if such compliance is required by the Foreign Account Tax Compliance provisions included in the Hiring Incentives to Restore Employment Act (Pub. L. 111-147) or any federal regulation promulgated or Revenue Ruling, Revenue Procedure, or Notice (to the extent such Notice provides formal, definitive guidance) issued by the U.S. Internal Revenue Service thereunder as a precondition to relief or exemption from such tax, assessment or other governmental charge, or (v) any obligation to withhold amounts with respect to United States withholding tax existing on the date any Agent, Lender, or the L/C Issuer (or any Transferee) became a party to this Agreement (or in the case of a Transferee, on the date such Transferee became a Transferee hereunder) or, with respect to payments to a New Lending Office, the date such Non-U.S. Lender designated such New Lending Office with respect to a Revolving Loan (provided, that this clause (v) shall only be applicable to a Transferee or upon a designation of a New Lending Office with respect to United States withholding taxes that are in excess of the United States withholdings taxes that were already applicable to the transferor or the Non-U.S. Lender prior to the designation of the New Lending Office and this clause (v) shall not apply with respect to a designation of a New Lending Office solely made at the request of the Borrower or one of its Affiliates) (all such nonexcluded taxes, levies, imposts, deductions, charges withholdings and liabilities, collectively or individually, “Taxes”; all such excluded taxes, levies, imposts, deductions, charges withholdings and liabilities, collectively or individually, “Excluded Taxes”).  If any Loan Party shall be required to deduct any Taxes from or in respect of any sum payable hereunder to any Agent, any Lender or the L/C Issuer (or any Transferee), (i) the sum payable shall be increased by the amount (an “Additional Amount”) necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.08) such Agent, such Lender or the L/C Issuer (or such Transferee) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Loan Party shall make such deductions and (iii) such Loan Party shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)                                    In addition, each Loan Party agrees to pay to the relevant Governmental Authority in accordance with applicable law any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (“Other Taxes”). Each Loan Party shall deliver to each Agent, each Lender, each Transferee and the L/C Issuer official receipts (or, if an official receipt is not available, such other evidence of payment as shall be reasonably satisfactory to the Collateral Agent, Lender, Transferee or L/C Issuer) in respect of any Taxes or Other Taxes payable hereunder promptly after payment of such Taxes or Other Taxes.

(c)                                     The Loan Parties hereby jointly and severally indemnify and agree to hold each Agent, each Lender, each Transferee and the L/C Issuer harmless from and against Taxes and Other Taxes (including, without limitation, Taxes and Other Taxes imposed on any amounts payable under this Section 2.08) paid by such Person, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be paid within 10 days from the date on which any such Person makes written demand therefore specifying in reasonable detail the nature and amount of such Taxes or Other Taxes.

(d)                                    Each Lender (or Transferee), Agent and L/C Issuer that is organized under the laws of a jurisdiction outside the United States (a “Non-U.S. Lender”) agrees that it shall, no later than the Effective Date (or, in the case of a Transferee which becomes a party hereto pursuant to Section 12.07 hereof after the Effective Date, promptly after the date upon which such Transferee becomes a party hereto) deliver to the Agents (or in the case of an assignee of a Lender which (x) is an Affiliate of such Lender or a Related Fund of such Lender and (y) does not deliver an Assignment and Acceptance to the Administrative Agent pursuant to the last sentence of Section 12.07(b), to the assigning Lender only, and in the case of a participant, to the Lender (or Transferee) granting the participation only) two properly completed and duly executed originals of either U.S. Internal Revenue Service Form W-8BEN, W-8ECI or W-8IMY, as applicable, or any subsequent versions thereof or successors thereto, in each case claiming complete exemption from, or reduced rate of, U.S. federal withholding tax with respect to payments hereunder.  In addition, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Internal Revenue Code, such Non-U.S. Lender hereby represents to the Agents (or, (i) in the case of an assignee of a Lender which is an Affiliate of such Lender or a Related Fund of such Lender to the assigning Lender only and (ii) in the case of a participant, to the Lender or Transferee granting such participation) that such Non-

U.S. Lender is not a bank for purposes of Section 881(c) of the Internal Revenue Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code), and such Non-U.S. Lender agrees that it shall promptly notify the Agents, assigning Lender or Lender (or Transferee) granting the participation, as applicable, in the event any such representation is no longer accurate. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of a Transferee, on or before the date such Transferee becomes a Transferee hereunder) and on or before the date, if any, such Non-U.S. Lender changes its applicable lending office by designating a different lending office (a “New Lending Office”).  In addition, such Non-U.S. Lender shall deliver such forms within 20 days after receipt of a written request therefor from any Agent, the assigning Lender or the Lender granting a participation, as applicable.  Notwithstanding any other provision of this Section 2.08, a Non-U.S. Lender shall not be required to deliver any form pursuant to this Section 2.08(d) that such Non-U.S. Lender is not legally able to deliver. Each Lender (or Transferee), Agent and L/C Issuer that is a United States person as that term is defined in Section 7701(a)(30) of the Internal Revenue Code (a “U.S. Lender”), other than a Lender (or Transferee), Agent and L/C Issuer that may be treated as an exempt recipient based on the indicators described in Treasury Regulation Section 1.6049-4(c)(1)(ii), hereby agrees that it shall, no later than the Effective Date (or, in the case of a Transferee which becomes a party hereto pursuant to Section 12.07 hereof after the Effective Date, promptly after the date upon which such Transferee becomes a party hereto), deliver to the Agents (or in the case of an assignee of a Lender which (x) is an Affiliate of such Lender or a Related Fund of such Lender and (y) does not deliver an Assignment and Acceptance to the Administrative Agent pursuant to the last sentence of Section 12.07(b), to the assigning Lender only, and in the case of a participant, to the Lender (or Transferee) granting the participation only) two properly completed and duly executed originals of U.S. Internal Revenue Service Form W-9 or successor form, certifying that such Lender (or Transferee), Agent or L/C Issuer, as the case may be, is on the date of delivery thereof entitled to an exemption from United States backup withholding tax. Notwithstanding any other provision of this Section 2.08, a U.S. Lender shall not be required to deliver any form pursuant to this Section 2.08(d) that such U.S. Lender is not legally able to deliver.

(e)                                     The Loan Parties shall not be required to indemnify any Non-U.S. Lender, or pay any Additional Amounts to any Non-U.S. Lender, in respect of U.S. federal withholding tax pursuant to this Section 2.08 to the extent that the obligation to pay such Additional Amounts would not have arisen but for a failure by such Non-U.S. Lender to comply with the provisions of clause (d) above.

(f)                                      Any Agent, any Lender or the L/C Issuer (or Transferee) claiming any indemnity payment or additional payment amounts payable pursuant to this Section 2.08 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such indemnity payment or Additional

Amount that may thereafter accrue, would not require such Agent, such Lender or the L/C Issuer (or Transferee) to disclose any information such Agent, such Lender or the L/C Issuer (or Transferee) deems confidential and would not, in the sole determination of such Agent, such Lender or the L/C Issuer (or Transferee), be otherwise disadvantageous to such Agent, such Lender or the L/C Issuer (or Transferee).

(g)                                If an Agent, Lender (or Transferee) or L/C Issuer determines, in its reasonable discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by a Loan Party or with respect to which a Loan Party has paid Additional Amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund (but only to the extent of the amounts paid by the Borrower to such Agent, Lender (or Transferee) or L/C Issuer in respect of the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Agent, Lender (or Transferee) or L/C Issuer, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrower, upon the request of such Agent, Lender (or Transferee) or L/C Issuer, agrees to repay the amount paid over to the Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Agent, Lender or L/C Issuer in the event such Agent, Lender (or Transferee) or L/C Issuer is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require an Agent, Lender or L/C Issuer to make available its tax returns (or any other information that it deems confidential in its sole discretion) to Borrower or any other person. Notwithstanding anything to the contrary, in no event will any Agent, Lender (or Transferee) or L/C Issuer be required to pay any amount to a Loan Party the payment of which would place such Agent, Lender (or Transferee) or L/C Issuer in a less favorable net after-tax position than such Agent, Lender (or Transferee) or L/C Issuer would have been in if the Additional Amounts giving rise to such refund of any Taxes or Other Taxes had never been paid.`

(h)                                The obligations of the Loan Parties under this Section 2.08 shall survive the termination of this Agreement and the payment of the Revolving Loans and all other amounts payable hereunder.

Section 2.09                                      LIBOR Not Determinable; Illegality.

(a)                                 Unavailability of Deposits or Inability to Ascertain, or Inadequacy of, LIBOR. If on or prior to the first day of any Interest Period for any borrowing of LIBOR Rate Loans:

(i)                                   the Administrative Agent determines that deposits in Dollars (in the applicable amounts) are not being offered to it in the interbank eurodollar market for such Interest Period, or that by reason of circumstances affecting the interbank eurodollar market adequate and reasonable means do not exist for ascertaining the applicable LIBOR, or

(ii)                                the Required Lenders advise the Administrative Agent that (i) LIBOR as determined by the Administrative Agent will not adequately and fairly reflect the cost to such Lenders of funding their LIBOR Rate Loans for such Interest Period or (ii) that the making or funding of LIBOR Rate Loans become impracticable,

then the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders, whereupon until the Administrative Agent notifies the Borrower that the circumstances giving rise to such suspension no longer exist, the obligations of the Lenders to make LIBOR Rate Loans shall be suspended.

(b)                                    Change of Law.  Notwithstanding any other provisions of this Agreement or any other Loan Document, if at any time any change in applicable law or regulation or in the interpretation thereof makes it unlawful for any Lender to make or continue to maintain any LIBOR Rate Loans or to perform its obligations as contemplated hereby, such Lender shall promptly give notice thereof to the Borrower and such Lender’s obligations to make or maintain LIBOR Rate Loans under this Agreement shall be suspended until it is no longer unlawful for such Lender to make or maintain LIBOR Rate Loans. The Borrower shall prepay on demand the outstanding principal amount of any such affected LIBOR Rate Loans, together with all interest accrued thereon and all other amounts then due and payable to such Lender under this Agreement; provided, however, subject to all of the terms and conditions of this Agreement, the Borrower may then elect to borrow the principal amount of the affected LIBOR Rate Loans from such Lender by means of Reference Rate Loans from such Lender, which Reference Rate Loans shall not be made ratably by the Lenders but only from such affected Lender.

Section 2.10                                   Funding Indemnity.

If any Lender shall incur any loss, cost or expense (including, without limitation, any loss, cost or expense incurred by reason of the liquidation or re-employment of deposits or other funds acquired by such Lender to fund or maintain any LIBOR Rate Loan or the relending or reinvesting of such deposits or amounts paid or prepaid to such Lender) as a result of:

(a)                                     any payment, prepayment or conversion of a LIBOR Rate Loan or on a date other than the last day of its Interest Period,

(b)                                    any failure (because of a failure to meet the conditions of ARTICLE V or otherwise) by the Borrower to borrow or continue a LIBOR Rate Loan, or to convert a Reference Rate Loan into a LIBOR Rate Loan on the date specified in a notice given pursuant to Section 2.02 hereof,

(c)                                     any failure by the Borrower to make any payment of principal on any LIBOR Rate Loan when due (whether by acceleration or otherwise), or

(d)                                    any acceleration of the maturity of a LIBOR Rate Loan as a result of the occurrence of any Event of Default hereunder,

then, upon the demand of such Lender, the Borrower shall pay to such Lender such amount as will reimburse such Lender for such loss, cost or expense. If any Lender makes such a claim for compensation, it shall provide to the Borrower, with a copy to the Administrative Agent, a certificate setting forth the amount of such loss, cost or expense in reasonable detail (including an explanation of the basis for and the computation of such loss, cost or expense) and the amounts shown on such certificate shall be conclusive if reasonably determined.

Section 2.11                                Continuation and Conversion of Revolving Loans.

(a)                                  The Borrower may from time to time request LIBOR Rate Loans or may request that a Revolving Loan that is a Reference Rate Loan be converted to a LIBOR Rate Loan or that any existing LIBOR Rate Loans continue for an additional Interest Period. Such request from the Borrower shall be in writing and shall specify the amount of the LIBOR Rate Loans or the amount of the Reference Rate Loans to be converted to LIBOR Rate Loans or the amount of the LIBOR Rate Loans to be continued (subject to the limits set forth below) and the Interest Period to be applicable to such LIBOR Rate Loans. Subject to the terms and conditions contained herein, three (3) Business Days after receipt by the Administrative Agent of such a request from the Borrower, such LIBOR Rate Loans shall be made or Reference Rate Loans shall be converted to LIBOR Rate Loans or such LIBOR Rate Loans shall continue, as the case may be, provided, that, (i) no Event of Default shall exist or have occurred and be continuing, (ii) no party hereto shall have sent any notice of termination of this Agreement, (iii) no more than five Interest Periods may be in effect at any one time, (iv) the aggregate amount of the LIBOR Rate Loans must be in an amount not less than $1,000,000 or an integral multiple of $500,000 in excess thereof, and (v) the Administrative Agent shall not have notified the Borrower that LIBOR Rate Loans are unavailable pursuant to Section 2.09.  Any request by or on behalf of the Borrower for LIBOR Rate Loans or to convert Reference Rate Loans to LIBOR Rate Loans or to continue any existing LIBOR Rate Loans shall be irrevocable.  Notwithstanding anything to the contrary contained herein, the Agents and Lenders shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable LIBOR Rate market to fund any LIBOR Rate Loans, but the provisions hereof shall be deemed to apply as if the Agents and Lenders had purchased such deposits to fund the LIBOR Rate Loans.

(b)                                    Any LIBOR Rate Loans shall automatically convert to Reference Rate Loans upon the last day of the applicable Interest Period, unless the Administrative Agent has received a request to continue such LIBOR Rate Loans at least three (3) Business Days prior to such last day in accordance with the terms hereof.

Section 2.12                                   Lending Offices.

Each Lender may, at its option, elect to make its Revolving Loans hereunder at the branch, office or affiliate specified on the appropriate signature page hereof (each a “Lending Office”) for each type of Revolving Loan available hereunder or at such other of its branches, offices or affiliates as it may from time to time elect and designate in a written notice to the Borrower and the Administrative Agent. To the extent reasonably possible, a Lender shall designate an alternative branch or funding office with respect to its LIBOR Rate Loans to reduce any liability of the Borrower to such Lender under Section 4.05 hereof or to avoid the unavailability of LIBOR Rate Loans under Section 2.09(a) hereof, so long as such designation is not otherwise disadvantageous to the Lender.

Section 2.13                                   Discretion of Lender as to Manner of Funding.

Notwithstanding any other provision of this Agreement, each Lender shall be entitled to fund and maintain its funding of all or any part of its Revolving Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder with respect to LIBOR Rate Loans shall be made as if each Lender had actually funded and maintained each LIBOR Rate Loan through the purchase of deposits in the interbank eurodollar market having a maturity corresponding to such Revolving Loan’s Interest Period, and bearing an interest rate equal to LIBOR for such Interest Period.

Section 2.14                                   Defaulting Lenders.

Anything contained herein to the contrary notwithstanding, in the event that any Lender at any time is a Defaulting Lender, then (a) during any Defaulting Lender Period with respect to such Defaulting Lender, such Defaulting Lender shall be deemed not to be a “Lender” for purposes of voting on any matters (including the granting of any consents or waivers) with respect to any of the Loan Documents and such Defaulting Lender’s Revolving Credit Commitments shall be excluded for purposes of determining “Required Lenders” (provided that the foregoing shall not permit an increase in such Lender’s Revolving Credit Commitments or an extension of the maturity date of such Lender’s Revolving Loans or other Obligations without such Lender’s consent); (b) to the extent permitted by applicable law, until such time as the Defaulting Lender Excess with respect to such Defaulting Lender shall have been reduced to zero, any voluntary prepayment of the Revolving Loans shall, if the Administrative Agent so directs at the time of making such voluntary prepayment, be applied to the Revolving Loans of other Lenders as if such Defaulting Lender had no Revolving Loans outstanding; (c) such Defaulting Lender’s Revolving Credit Commitments and outstanding Revolving Loans shall be excluded for purposes of calculating any Unused Line Fee payable to Lenders pursuant to Section 2.06(b) in respect of any day during any Defaulting Lender Period with respect to such Defaulting Lender, and such Defaulting Lender shall not be entitled to receive any Unused Line Fee pursuant to Section 2.06(b) with respect to such Defaulting Lender’s Revolving Credit Commitment in respect of any Defaulting Lender Period with respect to such Defaulting Lender (and any Letter of Credit fee otherwise payable to a Lender who is a Defaulting Lender shall instead be paid to the L/C Issuer for its use and benefit); (d) the utilization of Revolving Credit Commitments as at any date of determination shall be calculated as if such Defaulting Lender had funded all Revolving Loans of such Defaulting Lender; and (e) if so requested by the L/C Issuer at any time during the Defaulting Lender Period with respect to such Defaulting Lender, the Borrower shall deliver to the Administrative Agent cash collateral in an amount equal to such Defaulting Lender’s Percentage of Letter of Credit Obligations then outstanding.  No Revolving Credit Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.14, performance by the Borrower of its obligations hereunder and the other Loan Documents shall not be excused or otherwise modified as a result of the operation of this Section 2.14. The rights and remedies against a

Defaulting Lender under this Section 2.14 are in addition to other rights and remedies which the Borrower may have against such Defaulting Lender and which the Administrative Agent or any Lender may have against such Defaulting Lender.

ARTICLE III

LETTERS OF CREDIT

Section 3.01                                   Letters of Credit.

(a)                                     General Terms. Subject to the terms and conditions hereof, as part of the Total Revolving Credit Commitments, the L/C Issuer shall issue standby letters of credit (each a “Letter of Credit”) for the account of the Borrower or for the account of the Borrower and one or more of its Subsidiaries in an aggregate undrawn face amount up to the L/C Subfacility. Each Letter of Credit shall be issued by the L/C Issuer, but each Lender shall be obligated to reimburse the L/C Issuer for such Lender’s Pro Rata Share of the amount of each drawing thereunder and, accordingly, each Letter of Credit shall constitute usage of the Revolving Credit Commitment of each Lender pro rata in an amount equal to its Pro Rata Share of the Letter of Credit Obligations then outstanding.

(b)                                    Applications.  At any time before the Final Maturity Date, the L/C Issuer shall, at the request of the Borrower, issue one or more Letters of Credit in Dollars, in a form satisfactory to the L/C Issuer, with expiration dates no later than the earlier of 12 months from the date of issuance (or which are cancelable not later than 12 months from the date of issuance and each renewal) or thirty (30) days prior to the Final Maturity Date, in an aggregate face amount as set forth above, upon the receipt of an application duly executed by the Borrower and, if such Letter of Credit is for the account of one of its Subsidiaries, such Subsidiary for the relevant Letter of Credit in the form then customarily prescribed by the L/C Issuer for the Letter of Credit requested (each a “Letter of Credit Application”). In the event of any conflict between a Letter of Credit Application and this Agreement, this Agreement shall govern to the extent of such conflict.  Notwithstanding anything contained in any Letter of Credit Application to the contrary: (i) the Borrower shall pay fees in connection with each Letter of Credit as set forth in Section 3.02 below, and (ii) if the L/C Issuer is not timely reimbursed for the amount of any drawing under a Letter of Credit on the date such drawing is paid, the Borrower’s obligation to reimburse the L/C Issuer for the amount of such drawing shall bear interest (which the Borrower hereby promises to pay) from and after the date such drawing is paid at a rate per annum equal to the sum of the Reference Rate plus three percent (3.0%) (computed on the basis of a year of 360 days, and the actual number of days elapsed).  If the L/C Issuer issues any Letter of Credit with an expiration date that is automatically extended unless the L/C Issuer gives notice that the expiration date will not so extend beyond its then scheduled expiration date, unless the Administrative Agent or the Required Lenders instruct the L/C Issuer otherwise, the L/C Issuer will give such notice of non-renewal before the time necessary to prevent such automatic extension if before such required notice date: (i) the expiration date of such Letter of Credit if so extended would be after the Final Maturity Date, (ii) the Revolving Credit Commitments have been terminated, or (iii) a Default or an Event of Default exists and either the Administrative Agent or the Required Lenders (with notice to the Administrative Agent) have given the L/C Issuer instructions not to so permit the extension of the expiration date of such Letter of Credit. The L/C Issuer agrees to issue amendments to the Letter(s) of Credit increasing the amount, or extending the expiration date, thereof at the request of the Borrower subject to the conditions of ARTICLE V hereof and the other terms of this ARTICLE III.  Notwithstanding anything contained herein to the contrary, the L/C Issuer shall be under no obligation to issue, extend or amend any Letter of Credit if a default of any Lender’s obligations to fund under Section 3.01(c) exists or any Lender is at such time a Defaulting Lender hereunder, unless the L/C Issuer has entered into arrangements with Borrower or such Lender satisfactory to the L/C Issuer to eliminate the L/C Issuer’s risk with respect to such Lender.

(c)                                     The Reimbursement Obligations. Subject to Section 3.01(b) hereof, the obligation of the Borrower to reimburse the L/C Issuer for all drawings under a Letter of Credit (a “Reimbursement Obligation”) shall be governed by the Letter of Credit Application related to such Letter of Credit, except that reimbursement shall be made by no later than 12:00 Noon (Chicago time) on the date when each drawing is to be paid if the Borrower has been informed of such drawing by the L/C Issuer on or before 11:00 a.m. (Chicago time) on the date when such drawing is to be paid or, if notice of such drawing is given to the Borrower after 11:00 a.m. (Chicago time) on the date when such drawing is to be paid, by no later than 12:00 Noon (Chicago time) on the following Business Day, in immediately available funds at the Administrative Agent’s principal office in Chicago, Illinois, or such other office as the Administrative Agent may designate in writing to the Borrower (who shall thereafter cause to be distributed to the L/C Issuer such amount(s) in like funds).  If the Borrower does not make any such reimbursement payment on the date due and the Participating Lenders fund their participations therein in the manner set forth in Section 3.01(e) below, then all payments thereafter received by the Administrative Agent in discharge of any of the relevant Reimbursement Obligations shall be distributed in accordance with Section 3.01(e) below.

(d)                                    Obligations Absolute. The Borrower’s obligation to reimburse Letter of Credit Obligations as provided above in this Section 3.01 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and the relevant Letter of Credit Application under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not strictly comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. None of the Administrative Agent, the Lenders, or the L/C Issuer shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the L/C Issuer ; provided that the foregoing shall not be construed to excuse the L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the L/C Issuer ’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the L/C Issuer (as finally determined by a court of competent jurisdiction), the L/C Issuer shall be deemed to have exercised care in each such determination.  In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the L/C Issuer may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(e)                                     The Participating Interests. Each Lender (other than the Lender acting as L/C Issuer in issuing the relevant Letter of Credit), by its acceptance hereof, severally agrees to purchase from the L/C Issuer, and the L/C Issuer hereby agrees to sell to each such Lender (a “Participating Lender”), an undivided percentage participating interest (a “Participating Interest”), to the extent of its Pro Rata Share thereof, in each Letter of Credit issued by, and each Reimbursement Obligation owed to, the L/C Issuer. Upon any failure by the Borrower to pay any Reimbursement Obligation at the time required on the date the related drawing is to be paid, as set forth in Section 3.01(c) above, or if the L/C Issuer is required at any time to return to the Borrower or to a trustee, receiver, liquidator, custodian or other Person any portion of any payment of any Reimbursement Obligation, each Participating Lender shall, not later than the Business Day it receives a written demand from the L/C Issuer (with a copy to the Administrative Agent) to such effect, if such written demand is received before 1:00 p.m. (Chicago time), or not later than 1:00 p.m. (Chicago time) the following Business Day, if such certificate is received after such time, pay to the Administrative Agent for the account of the L/C Issuer an amount equal to such Participating Lender’s Pro Rata Share of such unpaid or recaptured Reimbursement Obligation together with interest on such amount accrued from the date the related payment was made by the L/C Issuer to the date of such payment by such Participating Lender at a rate per annum equal to: (i) from the date the related payment was made by the L/C Issuer to the date two (2) Business Days after payment by such Participating Lender is due hereunder, the Federal Funds Rate for each such day and (ii) from the date two (2) Business Days after the date such payment is due from such Participating Lender to the date such payment is made by such Participating Lender, the Reference Rate in effect for each such day. Each such Participating

Lender shall thereafter be entitled to receive its Pro Rata Share of each payment received in respect of the relevant Reimbursement Obligation and of interest paid thereon, with the L/C Issuer retaining its Pro Rata Share thereof as a Lender hereunder.  The several obligations of the Participating Lenders to the L/C Issuer under this Section 3.01 shall be absolute, irrevocable, and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Participating Lender may have or have had against the Borrower, the L/C Issuer, the Administrative Agent, any Lender or any other Person whatsoever.  Without limiting the generality of the foregoing, such obligations shall not be affected by any Default or Event of Default or by any reduction or termination of any Commitment of any Lender, and each payment by a Participating Lender under this Section 3.01 shall be made without any offset, abatement, withholding or reduction whatsoever.

(f)                                       Indemnification. The Participating Lenders shall, to the extent of their respective Pro Rata Shares, indemnify the L/C Issuer (to the extent not reimbursed by the Borrower) against any cost, expense (including reasonable counsel fees and disbursements), claim, demand, action, loss or liability (except such as result from such L/C Issuer’s gross negligence or willful misconduct) that the L/C Issuer may suffer or incur in connection with any Letter of Credit issued by it.  The obligations of the Participating Lenders under this Section 3.01(f) and all other parts of this Section 3.01 shall survive termination of this Agreement and of all Letter of Credit Applications, Letters of Credit, and all drafts and other documents presented in connection with drawings thereunder.

(g)                                    Manner of Requesting a Letter of Credit. The Borrower shall provide at least five (5) Business Days’ advance written notice to the Administrative Agent of each request for the issuance of a Letter of Credit, such notice in each case to be accompanied by a Letter of Credit Application for such Letter of Credit properly completed and executed by the Borrower and, in the case of an extension or amendment or an increase in the amount of a Letter of Credit, a written request therefor, in a form acceptable to the Administrative Agent and the L/C Issuer, in each case, together with the fees called for by this Agreement. The Administrative Agent shall promptly notify the L/C Issuer of the Administrative Agent’s receipt of each such notice (and the L/C Issuer shall be entitled to assume that the conditions precedent to any such issuance, extension, amendment or increase have been satisfied unless notified to the contrary by the Administrative Agent or the Required Lenders) and the L/C Issuer shall promptly notify the Administrative Agent and the Lenders of the issuance of the Letter of Credit so requested.

(h)                                    Replacement of L/C Issuer.  The L/C Issuer may be replaced at any time by written agreement among the Borrower, the Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer. The Administrative Agent shall notify the Lenders of any such replacement of the L/C Issuer. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer.  From and after the effective date of any such replacement (i) the successor L/C Issuer shall have all the rights and obligations of the L/C Issuer under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to refer to such successor or to any previous L/C Issuer, or to such successor and all previous L/C Issuer s, as the context shall require.  After the replacement of a L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of a L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

Section 3.02                                   Letters of Credit Fees, L/C Issuer Charges and Charges to the Loan Account.

(a)                                     Letter of Credit Fees.  The Borrower shall pay to the Administrative Agent for the account of the Lenders, in accordance with the Lenders’ Pro Rata Shares for any Letter of Credit issued hereunder, a non-refundable fee equal to 4.00% per annum of the daily balance (as of the end of each day during the relevant period) of the undrawn amount of all outstanding Letters of Credit, payable in arrears on the last day of each quarter (the “Letter of Credit Fees”).

(b)                                    L/C Issuer Charges.  The Borrower shall pay to the L/C Issuer a fronting fee as charged by the L/C Issuer (but not to exceed 0.125% per annum) and other standard charges as are assessed by the L/C Issuer in connection with the issuance, administration, amendment, payment or cancellation of Letters of Credit.

(c)                                     Charges to the Loan Account.  The Borrower hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section 4.02 of this Agreement with the amount of any Letter of Credit fees or charges due under this Section 3.02.

ARTICLE IV

FEES, PAYMENTS AND OTHER COMPENSATION

Section 4.01                                   [intentionally omitted]

Section 4.02                                   Payments; Computations and Statements.

(a)                                     The Borrower will make each payment under this Agreement not later than 12:00 noon (Chicago, Illinois time) on the day when due, in lawful money of the United States of America and in immediately available funds, to the Administrative Agent’s Account.  All payments received by the Administrative Agent after 12:00 noon (Chicago, Illinois time) on any Business Day will be credited to the Loan Account on the next succeeding Business Day.  All payments shall be made by the Borrower without set-off, counterclaim, deduction or other defense to the Agents and the Lenders. Except as provided in Section 2.02, after receipt, the Administrative Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal ratably to the Lenders in accordance with their Pro Rata Shares and like funds relating to the payment of any other amount payable to any Lender to such Lender, in each case to be applied in accordance with the terms of this Agreement, provided that the Administrative Agent will cause to be distributed all interest and fees received from or for the account of the Borrower not less than once each month and in any event promptly after receipt thereof.  The Lenders and the Borrower hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account of the Borrower with any amount due and payable by the Borrower under any Loan Document. Each of the Lenders and the Borrower agree that the Administrative Agent shall have the right to make such charges whether or not any Default or Event of Default shall have occurred and be continuing or whether any of the conditions precedent in Section 5.02 have been satisfied. Any amount charged to the Loan Account of the Borrower shall be deemed a Revolving Loan hereunder made by the Lenders to the Borrower, funded by the Administrative Agent on behalf of the Lenders and subject to Section 2.02 of this Agreement.  The Lenders and the Borrower confirm that any charges which the Administrative Agent may so make to the Loan Account of the Borrower as herein provided will be made as an accommodation to the Borrower and solely at the Administrative Agent’s discretion. Whenever any payment to be made under any such Loan Document shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of interest or fees, as the case may be. All computations of fees shall be made by the Administrative Agent on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such fees are payable. Each determination by the Administrative Agent of an interest rate or fees hereunder shall be conclusive and binding for all purposes in the absence of manifest error.

(b)                                    The Administrative Agent shall provide the Borrower, promptly after the end of each calendar month during which any Revolving Loans were advanced or Letters of Credit issued, a summary statement (in the form from time to time used by the Administrative Agent) of the opening and closing daily balances in the Loan Account of the Borrower during such month, the amounts and dates of all Revolving Loans made to the Borrower during such month, the amounts and dates of all payments on account of the Revolving Loans to the Borrower during such month and the Revolving Loans to which such payments were applied, the amount of interest accrued on the Revolving Loans to the Borrower during such month, any Letters of Credit issued by the L/C Issuer for the account of the Borrower during such month, specifying the face amount thereof, the amount of charges to the Loan Account and/or Revolving Loans made to the Borrower during such month to reimburse the Lenders for drawings made under Letters of Credit, and the amount and nature of any charges to the Loan Account made during such month on account of fees, commissions, expenses and other Obligations.  All entries on any such statement shall be presumed to be correct and, thirty (30) days after the same is sent, shall be final and conclusive absent manifest error. Within 30 days of its receipt of any notice of any charge or any statement by the Borrower, the Borrower shall deliver to the Agents any written objection thereto, describing the error or errors contained in such notice or statement. Promptly after receipt of such written objection and the Agents’ evaluation thereof, the Administrative Agent shall credit the Loan Account for amounts (if any) contained in such statements that the Agents agree (in their sole discretion) were charged in error.  The Administrative Agent agrees to use reasonable efforts to notify the Borrower of any charge to the Loan Account and to notify the Borrower promptly after any charge to the Loan Account, provided that the failure to provide such notice shall not adversely affect the validity and effectiveness of any such charge to the Loan Account.

Section 4.03                                   Sharing of Payments, Etc.

Except as provided in Section 2.02 hereof, if any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Obligation in excess of its ratable share of payments on account of similar obligations obtained by all the Lenders, such Lender shall forthwith purchase from the other Lenders such participations in such similar obligations held by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Lender’s ratable share (according to the proportion of (i) the amount of such Lender’s required repayment to (ii) the total amount so recovered from the purchasing Lender of any interest or other amount paid by the purchasing Lender in respect of the total amount so recovered). The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 4.03 may, to the fullest extent permitted by law, exercise all of its rights (including the Lender’s right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

Section 4.04                                   Apportionment of Payments.

Subject to Section 2.02 hereof and to any written agreement among the Agents and/or the Lenders:

(a)                                     all payments of principal and interest in respect of outstanding Revolving Loans, all payments in respect of the Reimbursement Obligations, all payments of fees (other than the fees set forth in Section 2.06 hereof to the extent set forth in a written agreement among the Agents and the Lenders, fees with respect to Letters of Credit provided for in Section 3.02(b)) and all other payments in respect of any other Obligations, shall be allocated by the Administrative Agent among such of the Lenders as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein or, in respect of payments not made on account of Revolving Loans or Letter of Credit Obligations, as designated by the Person making payment when the payment is made.

(b)                                    After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement, (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agents or the L/C Issuer until paid in full; (ii) second, ratably to pay the Obligations in respect of any fees and indemnities then due to the Lenders until paid in full; (iii) third, ratably to pay interest due in respect of the Revolving Loans and Reimbursement Obligations until paid in full; (iv) fourth, ratably to pay principal of the Revolving Loans, Letter of Credit Obligations (or, to the extent such Obligations are contingent, to provide cash collateral in respect of such Obligations), Hedging Liability and Funds Transfer and Deposit Account Liability until paid in full; and (v) fifth, to the ratable payment of all other Obligations then due and payable.

(c)                                     For purposes of Section 4.04(b) (other than clause (v) thereof), “paid in full” means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including in each case interest and such fees accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements irrespective of whether a claim is allowable in such Insolvency Proceeding, except to the extent that default interest (but not any other interest) and fees, each arising from or related to a default, are disallowed in any Insolvency Proceeding; provided, however, that for the purposes of such clause (v) thereof, “paid in full” means payment of all amounts owing under the Loan Documents according to the terms thereof, including loan fees, service fees, professional fees, interest (and specifically including interest and fees accrued after the commencement of any Insolvency Proceeding), default interest, interest on interest, and expense reimbursements, whether or not any of the foregoing would be or is allowed or disallowed in whole or in part in any Insolvency Proceeding.

(d)                                    In the event of a direct conflict between the priority provisions of this Section 4.04 and other provisions contained in any other Loan Document, it is the intention of the parties hereto that both such priority provisions in such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of this Section 4.04 shall control and govern.

Section 4.05                                   Increased Costs and Reduced Return.

(a)                                     If, on or after the date hereof, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) or the L/C Issuer with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency;

(i)                                        shall subject any Lender (or its Lending Office) or the L/C Issuer to any tax, duty or other charge (except overall net income or franchise taxes of general application or the rates thereof imposed by the jurisdiction in which such Lender’s or L/C Issuer’s principal executive office or Lending Office is located) with respect to its LIBOR Rate Loans, its Notes, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligations owed to it or its obligation to make LIBOR Rate Loans, issue a Letter of Credit, or to participate therein, or shall change the basis of taxation of payments to any Lender (or its Lending Office) or the L/C Issuer of the principal of or interest on its LIBOR Rate

Loans, Letter(s) of Credit, or participations therein or any other amounts due under this Agreement or any other Loan Document in respect of its LIBOR Rate Loans, Letter(s) of Credit, any participation therein, any Reimbursement Obligations owed to it, or its obligation to make LIBOR Rate Loans, or issue a Letter of Credit, or acquire participations therein (except overall net income or franchise taxes of general application or the rates thereof imposed by the jurisdiction in which such Lender’s or the L/C Issuer’s principal executive office or Lending Office is located); or

(ii)                                     shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System, but excluding with respect to any LIBOR Rate Loans any such requirement included in an applicable Eurodollar Reserve Percentage) against assets of, deposits with or for the account of, or credit extended by, any Lender (or its Lending Office) or the L/C Issuer or shall impose on any Lender (or its Lending Office) or the L/C Issuer or on the interbank market any other condition affecting its LIBOR Rate Loans, its Letter(s) of Credit, or its participation in any thereof, any Reimbursement Obligation owed to it, or its obligation to make LIBOR Rate Loans, or to issue a Letter of Credit, or to participate therein;

and the result of any of the foregoing is to increase the cost to such Lender (or its Lending Office) or the L/C Issuer of making or maintaining any LIBOR Rate Loan, issuing or maintaining a Letter of Credit, or participating therein, or to reduce the amount of any sum received or receivable by such Lender (or its Lending Office) or the L/C Issuer under this Agreement or under any other Loan Document with respect thereto, by an amount deemed by such Lender or L/C Issuer to be material, then, within 15 days after demand by such Lender or L/C Issuer (with a copy to the Administrative Agent), the Borrower shall be obligated to pay to such Lender or L/C Issuer such Additional Amount or amounts as will compensate such Lender or L/C Issuer for such increased cost or reduction (provided, that the Borrower shall not be obligated to pay amounts of the type described in Section 4.05(a)(i) above which are duplicative of, or are specifically excluded from, amounts payable in accordance with Section 2.08).

(b)                                    If, after the date hereof, any Lender, the L/C Issuer, or the Administrative Agent shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Lending Office) or the L/C Issuer or any corporation controlling such Lender or L/C Issuer with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency (each a “Change in Law”), has had the effect of reducing the rate of return on such Lender’s or L/C Issuer ’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which such Lender or L/C Issuer or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or L/C Issuer ’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Lender or L/C Issuer to be material, then from time to time, within 15 days after demand by such Lender or L/C Issuer (with a copy to the Administrative Agent), the Borrower shall pay to such Lender or L/C Issuer, as applicable, such Additional Amount or amounts as will compensate such Lender or L/C Issuer for such reduction.

(c)                                     A certificate of a Lender or L/C Issuer claiming compensation under this Section 4.05(c) and setting forth the Additional Amount or amounts to be paid to it hereunder shall be conclusive if reasonably determined. In determining such amount, such Lender or L/C Issuer may use any reasonable averaging and attribution methods.

(d)                                    Notwithstanding anything to the contrary contained in this Section 4.05, the Borrower shall not be required to compensate any Lender, any Agent or the L/C Issuer pursuant to this Section 4.05 for any amounts incurred more than 180 days prior to the date that such Lender, such Agent or such L/C Issuer notifies the Borrower of such Lender’s, such Agent’s or the L/C Issuer’s intention to claim compensation therefor; provided that, if the circumstances giving rise to such claim have a retroactive effect, then such 180 day period shall be extended to include the period of such retroactive effect.

ARTICLE V

CONDITIONS TO LOANS

Section 5.01                                   Conditions Precedent to Effectiveness.

The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions precedent (the date such conditions shall have been satisfied is hereinafter referred to as the “Effective Date”):

(a)                                     Payment of Fees, Etc. The Borrower shall have paid on or before the date of this Agreement all fees, costs, expenses and taxes then payable pursuant to Section 2.06(a) and Section 12.04.

(b)                                    Delivery of Documents. The Collateral Agent shall have received on or before the Effective Date the following, each in form and substance reasonably satisfactory to the Collateral Agent and, unless indicated otherwise, dated the Effective Date:

(i)                                        a Security Agreement, duly executed by each Loan Party, together with (A) the original stock certificates representing all of the Capital Stock of each Domestic Subsidiary and 65% of the voting equity and 100% of the non-voting equity of the Capital Stock of any Loan Party’s direct Foreign Subsidiary, and (B) all intercompany promissory notes of such Loan Parties, in each case accompanied by undated stock or note powers executed in blank and other proper instruments of transfer;

(ii)                                     the Fee Letter, duly executed by the Borrower;

(iii)                                  appropriate financing statements on Form UCC-1 duly filed in such office or offices as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to perfect the security interests purported to be created by each Security Agreement;

(iv)                                 results of UCC searches, listing all effective financing statements which name as debtor any Loan Party and which are filed in the offices referred to in paragraph (iv) above, together with copies of such financing statements, none of which, except as otherwise agreed in writing by the Collateral Agent, shall cover any of the Collateral and the results of searches for any tax Lien and judgment Lien filed against such Person or its property, which results, except as otherwise agreed to in writing by the Collateral Agent, shall not show any such Liens;

(v)                                    a copy of the resolutions of each Loan Party, certified as of the Effective Date by an Authorized Officer thereof, authorizing (A) the borrowings hereunder and the transactions contemplated by the Loan Documents to which such Loan Party is or will be a party, (B) the execution, delivery and performance by such Loan Party of each Loan Document to which such Loan Party is or will be a party and the execution and delivery of the other documents to be delivered by such Person in connection herewith and therewith, and (C) the execution and delivery of the other documents to be delivered by such Person in connection herewith;

(vi)                                 a certificate of an Authorized Officer of each Loan Party, certifying the names and true signatures of the representatives of such Loan Party authorized to sign each Loan Document to which such Loan Party is or will be a party and the other documents to be executed and delivered by such Loan Party in connection herewith and therewith, together with evidence of the incumbency of such authorized officers;

(vii)                              a certificate of the appropriate official(s) of the state of organization of each Loan Party, each dated within ten (10) days of the Effective Date or otherwise reasonably acceptable to the Collateral Agent, certifying as to the good standing of, and the payment of taxes by, such Loan Party in such states;

(viii)                           a true and complete copy of the charter, certificate of formation, certificate of limited partnership or other publicly filed organizational document of each Loan Party certified as of a recent date not more than 30 days prior to the Effective Date by an appropriate official of the state of organization of such Loan Party which shall set forth the same complete name of such Loan Party as is set forth herein and the organizational number of such Loan Party, if an organizational number is issued in such jurisdiction;

(ix)                                   a copy of the Governing Documents of each Loan Party, together with all amendments thereto, certified as of the Effective Date by an Authorized Officer of such Loan Party;

(x)                                      an opinion of Weil, Gotshal & Manges LLP counsel to the Loan Parties, in form and substance reasonably satisfactory to the Collateral Agent and the Administrative Agent;

(xi)                                   a certificate of an Authorized Officer of each Loan Party, certifying as to the matters set forth in subsection (a) of Section 5.02 and as to an accurate listing as of the Effective Date of all deposit, checking and other bank accounts, all securities and other accounts maintained with any broker dealer and all other similar accounts maintained by each Loan Party, together with a description thereof (i.e., the bank or broker dealer at which such deposit or other account is maintained and the account number and the purpose thereof);

(xii)                                a certificate of an Authorized Officer of the Parent, certifying that that the Parent and its Subsidiaries on a consolidated basis are Solvent;

(xiii)                             evidence of the insurance coverage required by Section 7.01 and the terms of each Security Agreement; and

(xiv)                            a certificate of an Authorized Officer of the Borrower, certifying the names and true signatures of the persons that are authorized to provide Notices of Borrowing, Letter of Credit Applications and all other notices under this Agreement and the other Loan Documents.

(c)                                     Revolving Loan Balance. The Revolving Loan Balance shall be zero on the date upon which the Senior Notes are issued.

(d)                                    USA Patriot Act.  The Lenders shall have received, to the extent requested by the Lenders in writing at least three (3) Business Days prior to the Effective Date, all documentation and other information that may be required by the Agents and the Lenders in order to enable compliance with applicable “know your customer” and anti-money laundering rules and regulations, including the United States PATRIOT Act including, without limitation, the information described in Section 12.21.

(e)                                     Senior Notes. The Borrower shall have received $250,000,000 in gross proceeds from the issuance of the Senior Notes.

(f)                                       Consolidated Adjusted Total Leverage Ratio.  The Consolidated Adjusted Total Leverage Ratio for the Parent and its Subsidiaries for the four fiscal quarters ending March 31, 2010 is not greater than 3.00:1.00, determined on a pro forma basis for the Transactions.

Section 5.02                                   Conditions Precedent to All Revolving Loans and Letters of Credit.

The obligation of any Agent or any Lender to make any Revolving Loan or of the L/C Issuer to issue any Letter of Credit is subject to the fulfillment of each of the following conditions precedent:

(a)                                     Representations and Warranties; No Event of Default; Maximum Leverage.  The following statements shall be true and correct, and the submission by the Borrower to the Administrative Agent of a Notice of Borrowing with respect to each such Revolving Loan, and the Borrower’s acceptance of the proceeds of such Revolving Loan, or the submission by the Borrower of a Letter of Credit Application with respect to a Letter of Credit, and the issuance of such Letter of Credit, shall each be deemed to be a representation and warranty by each Loan Party on the date of such Revolving Loan or the date of issuance of such Letter of Credit that: (i) the representations and warranties contained in ARTICLE VI and in each other Loan Document, certificate, financial statement, report or statement of fact delivered to any Agent or any Lender pursuant hereto or thereto on or prior to the date of such Revolving Loan or such Letter of Credit are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), (ii) no Default or Event of Default has occurred and is continuing or would result from the making of the Revolving Loan to be made, or the issuance of such Letter of Credit to be issued, on such date and (iii) the Consolidated Total Leverage Ratio (with Consolidated Funded Indebtedness calculated as of the date of such requested Revolving Loan or Letter of Credit after giving effect to the making of such Revolving Loan or issuance of such Letter of Credit, and Annualized EBITDA calculated for the most recently ended 4 fiscal quarter period for which the Administrative Agent has received financial statements pursuant to the terms hereof) does not exceed the maximum permitted ratio under Section 7.03 for the most recently ended fiscal quarter (or, with respect to periods prior to the first test date under Section 7.03, the maximum permitted ratios under Section 7.03 for such first test date).

(b)                                    Legality. The making of such Revolving Loan or the issuance of such Letter of Credit shall not contravene any law, rule or regulation applicable to any Agent, any Lender or the L/C Issuer.

(c)                                     Notices. The Administrative Agent shall have received (i) a Notice of Borrowing pursuant to Section 2.02 hereof and (ii) a Letter of Credit Application pursuant to Section 3.01(g) hereof, if applicable.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES

Section 6.01                                   Representations and Warranties.

Each Loan Party hereby represents and warrants to the Agents, the Lenders and the L/C Issuer as follows:

(a)                                     Organization, Good Standing, Etc.  Each Loan Party (i) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and, in the case of the Borrower, to make the borrowings hereunder, to execute and deliver each Loan Document to which it is a party, and to consummate the transactions contemplated thereby and the other Transactions, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except, in the case of clause (iii), where the failure to be so qualified and in good standing, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(b)                                    Authorization, Etc. The execution, delivery and performance by each Loan Party of each Loan Document to which it is or will be a party, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable Law or (C) any Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except in the case of clauses (ii)(B), (ii)(C) and (iv) to the extent such could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

(c)                                     Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of any Loan Document to which it is or will be a party except for (i) consents, authorizations, notices and filings which have been obtained or made and are in full force and effect, (ii) filings to perfect the Liens created by the Loan Documents and (iii) consents, authorizations, filings, notices or other acts the failure to make or obtain could not reasonably be expected, either individually or in the aggregate, to be adverse in any material respect to the rights or interests of the Agents, the Lenders or the L/C Issuer.

(d)                                    Enforceability of Loan Documents. This Agreement is, and each other Loan Document to which any Loan Party is or will be a party, when delivered hereunder,

will be, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or principles of equity.

(e)                                     Subsidiaries. Schedule 6.01(e) is a complete and correct description of the name, jurisdiction of incorporation and ownership of the outstanding Capital Stock of such Subsidiaries of the Parent in existence on the date hereof.  All of the issued and outstanding shares of Capital Stock of such Subsidiaries have been validly issued and are fully paid and nonassessable, and the holders thereof are not entitled to any preemptive, first refusal or other similar rights.  As of the Effective Date, except as indicated on such Schedule, all such Capital Stock is owned by the Parent or one or more of its wholly-owned Subsidiaries, free and clear of all Liens. As of the Effective Date, there are no outstanding debt or equity securities of the Parent or any of its Subsidiaries and no outstanding obligations of the Parent or any of its Subsidiaries convertible into or exchangeable for, or warrants, options or other rights for the purchase or acquisition from the Parent or any of its Subsidiaries, or other obligations of any Subsidiary to issue, directly or indirectly, any shares of Capital Stock of any Subsidiary of the Parent.

(f)                                       Litigation; Commercial Tort Claims. Except as set forth in Schedule 6.01(f), (i) there is no pending or, to the best knowledge of any Loan Party, threatened action, suit or proceeding affecting any Loan Party before any court or other Governmental Authority or any arbitrator that (A) could reasonably be expected to have a Material Adverse Effect or (B) relates to this Agreement or any other Loan Document or any transaction contemplated hereby or thereby and (ii) as of the Effective Date, none of the Loan Parties holds any commercial tort claims in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant.

(g)                                    Financial Condition.

(i)                                        The audited financial statements of the Parent and its Subsidiaries for the fiscal year ended December 31, 2009, copies of which have been delivered to each Agent and each Lender, fairly present in all material respects the consolidated financial condition of the Parent and its Subsidiaries as at the date thereof and the consolidated results of operations of the Parent and its Subsidiaries for the fiscal period ended on such date, all in accordance with GAAP (except as set forth in the notes to such audited financial statements).  Since December 31, 2009, no event, change, circumstance or development has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

(ii)                                     The Parent has heretofore delivered to the Lenders the unaudited pro forma consolidated balance sheet of the Parent and its Subsidiaries as of March 31, 2010 (the “Pro Forma Balance Sheet”) after giving effect to the Transactions as if they had occurred on such date. Such Pro Forma Balance Sheet accurately reflects all adjustments required to be made to give effect to the Transactions and present fairly in all material respects the pro forma consolidated financial position of the Parent and its Subsidiaries as of such date, assuming that the Transactions had occurred at such date.

(iii)                                   The Parent has heretofore furnished to each Agent and each Lender projected annual balance sheets, income statements and statements of cash flows of the Parent and its Subsidiaries for the Fiscal Years ending in 2010 through 2014, which projected financial statements shall be updated from time to time pursuant to Section 7.01(a)(v). Such projections, as so updated, shall be believed by the Parent at the time furnished to be reasonable, shall have been prepared on a reasonable basis and in good faith by the Parent, and shall have been based on assumptions believed by the Parent to be reasonable at the time made and upon the best information then reasonably available to the Parent, it being understood that actual results may vary from such forecasts and that such variations may be material.

(h)                                    Compliance with Law, Etc.  No Loan Party is in violation of (i) its Governing Documents, (ii) any Law, judgment or order of any Governmental Authority applicable to it or any of its property or assets, or (iii) any term of any Contractual Obligation binding on or otherwise affecting it or any of its properties, except, in the case of clauses (ii) and (iii), to the extent such violations could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect, and no Default or Event of Default has occurred and is continuing.

(i)                                        ERISA.  Except as set forth on Schedule 6.01(i), (i) each Employee Plan is in compliance in all material respects with the applicable provisions of ERISA and the Internal Revenue Code, (ii) no Termination Event has occurred or is reasonably expected to occur with respect to any Employee Plan that could reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect, (iii) except as could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect, the most recent annual report (Form 5500 Series) with respect to each Employee Plan, including any required Schedule B (Actuarial Information) thereto, copies of which have been filed with the Internal Revenue Service and delivered to the Agents, is complete and correct and fairly presents the funding status of such Employee Plan, and since the date of such report there has been no material adverse change in such funding status, (iv) copies of each agreement entered into by a Loan Party or any ERISA Affiliate with the PBGC, the U.S. Department of Labor or the Internal Revenue Service with respect to any Employee Plan (other than agreements in the ordinary course of business) have been delivered to the Agents, (v) except as could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect, no Employee Plan had an accumulated or waived funding deficiency or permitted decrease which would create a deficiency in its funding standard account or has applied for an extension of any amortization period within the meaning of Section 412 of the Internal Revenue Code at any time during the previous 60 months, and (vi) except as could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect, no Lien imposed under the Internal Revenue Code or ERISA exists or is reasonably likely to arise on account of any Employee Plan within the meaning of Section 412 of the Internal Revenue Code.  Except as set forth on Schedule 6.01(i), no Loan Party or any of its ERISA Affiliates has incurred any withdrawal liability under ERISA with respect to any Multiemployer Plan, or is aware of any facts indicating that it or any of its ERISA Affiliates may reasonably be likely to incur any such withdrawal liability in the future.  Except as could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect, no Loan Party or any of its ERISA Affiliates nor any fiduciary of any Employee Plan has incurred any liability to the PBGC which remains outstanding other than the payment of premiums, and there are no premium payments which have become due which are unpaid.  Except as could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect, there are no pending or, to the best knowledge of any Loan Party, threatened claims, actions, proceedings or lawsuits (other than claims for benefits in the normal course) asserted or instituted against (i) any Employee Plan or its assets, (ii) any fiduciary with respect to any Employee Plan, or (iii) any Loan Party or any of its ERISA Affiliates with respect to any Employee Plan.  Except as required by Section 4980B of the Internal Revenue Code, no Loan Party or any of its ERISA Affiliates maintains an employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides health or welfare benefits (through the purchase of insurance or otherwise) for any retired or former employee of any Loan Party or any of its ERISA Affiliates or coverage after a participant’s termination of employment except as could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect.

(j)                                        Taxes, Etc.  All federal and all material foreign, state and local tax returns and other reports required by applicable law to be filed by any Loan Party have been filed, or extensions have been obtained, and all federal and all material foreign, state and local taxes, assessments and other governmental charges imposed upon any Loan Party or any property of any Loan Party and which have become due and payable on or prior to the date hereof have been paid, except (1) those not overdue by more than ten (10) Business Days, (2) those contested in good faith by proper proceedings which stay the imposition of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof on the books and records of such Loan Party in accordance with GAAP or (3) those that are not adverse to the Lenders in any material respect (it being agreed and understood that, without limiting the generality of the foregoing, amounts in respect of which a Lien has arisen that has, or could reasonably be expected to have, priority over the Liens in favor of the Collateral Agent arising under the Loan Documents (including by virtue of a Uniform Commercial Code financing statement having been recorded against a Loan Party in respect of such Lien), shall be deemed materially adverse to the Lenders).

(k)                                     Regulations T, U and X. No Loan Party is or will be engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation T, U or X), and no proceeds of any Revolving Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

(l)                                        [Reserved.]

(m)                                  Permits, Etc.  Each Loan Party has, and is in compliance with, all permits, licenses, authorizations, approvals, entitlements and accreditations, or has entered into contractual arrangement with third parties that are in full force and effect, required for such Person lawfully to own, lease, manage or operate, or to acquire, each business currently owned, leased, managed or operated, or to be acquired, by such Person (including, without limitation, any such permit, license, authorization, approval, entitlement and accreditation issued or required by the FDA, the NRC and any similar state Governmental Authority), except where noncompliance could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect. Except as could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect, no condition exists or event has occurred which, in itself or with the giving of notice or lapse of time or both, could reasonably be expected to result in the suspension, revocation, impairment, forfeiture or non-renewal of any such permit, license, authorization, approval, entitlement or accreditation, and to the knowledge of the Loan Parties there is no claim that any thereof is not in full force and effect.

(n)                                    Properties.

(i)                                         Each Loan Party has good and marketable title to, valid leasehold interests in, or valid licenses to use, all property and assets material to its business, free and clear of all Liens, except Permitted Liens.  All its tangible properties and assets are in good working order and condition, ordinary wear and tear, casualty and loss excepted, except as could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect.

(ii)                                      Schedule 6.01(n) sets forth a complete and accurate list, as of the Effective Date, of the location of all real property owned or leased by each Loan Party

(o)                                    Full Disclosure.  None of the other reports, financial statements, certificates or other written information furnished by or on behalf of any Loan Party to the Agents in connection with the negotiation of this Agreement or delivered hereunder (as modified or supplemented by other information so furnished), taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which it was made, not materially misleading; provided that, with respect to projected financial information, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time prepared.

(p)                                    Environmental Matters.  Except as could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect, (i) the operations of each Loan Party are in compliance in all respects with all Environmental Laws; (ii) there has been no Release at any of the properties owned or operated by any Loan Party or a predecessor in interest, or at any disposal or treatment facility which received Hazardous Materials generated by any Loan Party or any predecessor in interest; (iii) no Environmental Action has been asserted against any Loan Party or any predecessor in interest nor does any

Loan Party have knowledge or notice of any threatened or pending Environmental Action against any Loan Party or any predecessor in interest; (iv) no Environmental Actions have been asserted against any facilities that may have received Hazardous Materials generated by any Loan Party or any predecessor in interest; (v) no property now or formerly owned or operated by a Loan Party has been used as a treatment or disposal site for any Hazardous Material; (vi) no Loan Party has failed to report to the proper Governmental Authority any Release which is required to be so reported by any Environmental Laws; (vii) each Loan Party holds all licenses, permits and approvals required under any Environmental Laws in connection with the operation of the business carried on by it; and (viii) no Loan Party has received any notification pursuant to any Environmental Laws that (A) any work, repairs, construction or Capital Expenditures are required to be made in respect as a condition of continued compliance with any Environmental Laws, or any license, permit or approval issued pursuant thereto or (B) any license, permit or approval referred to above is about to be reviewed, made, subject to limitations or conditions, revoked, withdrawn or terminated.

(q)                                    Insurance. Each Loan Party keeps its property adequately insured and maintains (i) insurance to such extent and against such risks, including fire, as is customary with companies in the same or similar businesses, (ii) worker’s compensation insurance in the amount required by applicable law, (iii) public liability insurance, which shall include product liability insurance, in the amount customary with companies in the same or similar business against claims for personal injury or death on properties owned, occupied or controlled by it, and (iv) such other insurance as may be required by law.  Schedule 6.01(q) sets forth a list of all insurance maintained by each Loan Party on the Effective Date.

(r)                                       Use of Proceeds.  The Letters of Credit and the proceeds of the Revolving Loans shall be used to fund working capital and for other general corporate purposes.

(s)                                     Solvency. After giving effect to the transactions contemplated by this Agreement and before and after giving effect to each Revolving Loan and Letter of Credit, the Parent and its Subsidiaries on a consolidated basis are Solvent.

(t)                                       [Reserved.]

(u)                                    Intellectual Property.  Except as set forth on Schedule 6.01(u), each Loan Party owns or licenses or otherwise has the right to use all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications and other intellectual property rights that are necessary for the operation of its business, without infringement upon or conflict with the rights of any other Person with respect thereto, except for such infringements and conflicts which, individually or in the aggregate, could not have a Material Adverse Effect.  Set forth on Schedule 6.01(u) is a complete and accurate list as of the Effective Date of all such material licenses and all such registered or applied for patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, copyright applications and other intellectual property rights of each Loan Party.  To the knowledge of each Loan Party, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by any Loan Party infringes upon or conflicts with any rights owned by any other Person, and no claim or litigation regarding any of the foregoing is pending or threatened by or against a Loan Party, except for such infringements and conflicts which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(v)                                    [Reserved.]

(w)                                  Investment Company Act. None of the Loan Parties is an “investment company” or an “affiliated person” or “promoter” of, or “principal underwriter” of or for, an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended.

(x)                                      Employee and Labor Matters.  Except as could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect, there is (i) no unfair labor practice complaint pending or, to the best knowledge of any Loan Party, threatened against any Loan Party before any Governmental Authority and no grievance or arbitration proceeding pending or threatened against any Loan Party which arises out of or under any collective bargaining agreement, (ii) to the knowledge of any Loan Party, no strike, labor dispute, slowdown, stoppage or similar action or grievance pending or threatened against any Loan Party or (iii) to the best knowledge of any Loan Party, no union representation question existing with respect to the employees of any Loan Party and no union organizing activity taking place with respect to any of the employees of any Loan Party. No Loan Party or any of its ERISA Affiliates has incurred any liability or obligation under the Worker Adjustment and Retraining Notification Act (“WARN”) or similar state law, which remains unpaid or unsatisfied.  The hours worked and payments made to employees of any Loan Party have not been in violation of the Fair Labor Standards Act or any other applicable legal requirements, except to the extent such violations could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(y)                                    Security Interests.

(i)                                        Schedule 6.01(y)(i) sets forth a complete and accurate list as of the date hereof of (i) the exact legal name of each Loan Party, (ii) the jurisdiction of organization of each Loan Party, (iii) the organizational identification number of each Loan Party (or indicates that such Loan Party has no organizational identification number), (iv) the chief executive office of each Loan Party and (v) the federal employer identification number of each Loan Party.

(ii)                                     Each Security Agreement creates in favor of the Collateral Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral secured thereby.  Upon the filing of the UCC-1 financing statements described in Section 5.01(d)(ii) and the recording of the Collateral Assignments for Security referred to in each Security Agreement in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, such security interests in and Liens on all material Collateral granted thereby shall be perfected, first priority security interests (subject only to Permitted Liens), and no further recordings or filings are or will be required in connection with the creation, perfection or enforcement of such security interests and Liens, other than (i) the filing of continuation statements in accordance with applicable law, (ii) the recording of the Collateral Assignments for Security pursuant to each Security Agreement in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, with respect to after-acquired U.S. patent and trademark applications and registrations and U.S. copyrights and (iii) the recordation of appropriate evidence of the security interest in the appropriate foreign registry with respect to all foreign intellectual property.

ARTICLE VII

COVENANTS OF THE LOAN PARTIES

Section 7.01                                   Affirmative Covenants.

So long as any principal of or interest on any Revolving Loan, Reimbursement Obligation, Letter of Credit Obligation or any other Obligation (whether or not due, other than Contingent Indemnification Obligations) shall remain unpaid or any Lender shall have any Revolving Credit Commitment hereunder, each Loan Party will, unless the Required Lenders shall otherwise consent in writing:

(a)                                     Reporting Requirements. Furnish to each Agent and each Lender:

(i)                                        as soon as available and in any event within 60 days after the end of the first three fiscal quarters of Fiscal Year 2010 of the Parent and its Subsidiaries (commencing with the fiscal quarter of the Parent and its Subsidiaries ending June 30, 2010) and 45 days after the end of the first three fiscal quarters of each Fiscal Year of the Parent and its Subsidiaries thereafter, consolidated balance sheets, consolidated statements of operations and retained earnings and consolidated statements of cash flows of the Parent and its Subsidiaries as at the end of such quarter, and for the lapsed portions of such Fiscal Year and ending with the end of such quarter, setting forth in each case in comparative form the figures for the corresponding date or period of the immediately preceding Fiscal Year, together with a management analysis and discussion related thereto (to the extent available), all in reasonable detail and certified by an Authorized Officer of the Parent as fairly presenting, in all material respects, the financial position of the Parent and its Subsidiaries as of the end of such quarter and the results of operations and cash flows of the Parent and its Subsidiaries for such quarter, in accordance with GAAP, subject to normal year-end adjustments and the absence of footnotes;

(ii)                                     as soon as available and in any event within 120 days after the end of each Fiscal Year of the Parent and its Subsidiaries (commencing with the Fiscal Year ending December 31, 2010), consolidated balance sheets, consolidated statements of operations and retained earnings and consolidated statements of cash flows of the Parent and its Subsidiaries as at the end of such Fiscal Year, setting forth in each case in comparative form the corresponding figures for the immediately preceding Fiscal Year, in each case all in reasonable detail and prepared in accordance with GAAP, and accompanied by a report and an opinion, prepared in accordance with generally accepted auditing standards, of Deloitte & Touche USA LLP or other independent certified public accountants of recognized national standing selected by the Parent (which opinion shall be without a “going concern” or other like qualification or exception);

(iii)                                  as soon as available, and in any event within 30 days after the end of each fiscal month of the Parent and its Subsidiaries, internally prepared summary financial reports reviewed by an Authorized Officer of the Parent;

(iv)                                 simultaneously with the delivery of the financial statements of the Parent and its Subsidiaries required by clauses (i) and (ii) of this Section 7.01(a), a Compliance Certificate of an Authorized Officer of the Parent (A) stating that such Authorized Officer has reviewed the provisions of this Agreement and the other Loan Documents and has made or caused to be made under his or her supervision a review of the condition and operations of the Parent and its Subsidiaries during the period covered by such financial statements with a view to determining whether the Parent and its Subsidiaries were in compliance with all of the provisions of this Agreement and such Loan Documents at the times such compliance is required hereby and thereby, and that such review has not disclosed, and such Authorized Officer has no knowledge of, the existence and continuance of an Event of Default or Default as of the last day of the applicable fiscal period or, if such an Event of Default or Default existed, describing the nature thereof and the action which the Parent and its Subsidiaries propose to take or have taken with respect thereto and (B) attaching a schedule showing the calculations specified in Section 7.03;

(v)                                    as soon as available and in any event not later than 60 days after the end of each Fiscal Year, a budget for the Parent and its Subsidiaries including unaudited or estimated financial statements for such Fiscal Year most recently ended and including balance sheets, statements of income and sources and uses of cash, for the immediately succeeding Fiscal Year (commencing with the Fiscal Year ending December 31, 2011) prepared in detail on a quarterly basis, with appropriate presentation and discussion of the principal assumptions upon which such budgets are based, accompanied by the statement of an Authorized Officer of Parent to the effect that the budget of the Parent is a reasonable estimate for the periods covered thereby, prepared on a reasonable basis and in good faith by such Authorized Officer based on assumptions believed to be reasonable at the time such budget was furnished to the Lenders and upon the best information then reasonably available to the Parent;

(vi)                                 promptly after submission to any Governmental Authority, a summary in reasonable detail of all documents and information furnished to such Governmental Authority in connection with any investigation of any Loan Party or any Subsidiary of a Loan Party (other than routine inquiries by such Governmental Authority) if such investigation could reasonably be expected to have a Material Adverse Effect;

(vii)                              as soon as possible, and in any event within 5 Business Days after knowledge of an Authorized Officer of the Borrower of the occurrence of an Event of Default or Default or the occurrence of any event or development that could reasonably be expected to have a Material Adverse Effect, the written statement of an Authorized Officer of the Borrower setting forth the details of such Event of Default or Default or other event or development having a Material Adverse Effect and the action which the affected Loan Party proposes to take with respect thereto;

(viii)                           solely to the extent that any Loan Party has and maintains a material Plan and solely in respect of any such material Plans, (A) as soon as possible and in any event within 10 Business Days after any Loan Party or ERISA Affiliate thereof knows that (1) any Termination Event with respect to any Employee Plan has occurred, or (2) an accumulated funding deficiency has been incurred or an application has been made to the Secretary of the Treasury for a waiver or modification of the minimum funding standard (including installment payments) or an extension of any amortization period under Section 412 of the Internal Revenue Code with respect to an Employee Plan, a statement of an Authorized Officer of the Administrative Borrower setting forth the details of such occurrence and the action, if any, which such Loan Party or such ERISA Affiliate proposes to take with respect thereto, (B) promptly and in any event within 10 Business Days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from the PBGC, copies of each notice received by any Loan Party or any ERISA Affiliate thereof of the PBGC’s intention to terminate any Plan or to have a trustee appointed to administer any Plan, (C) promptly and in any event within 10 Business Days after any Loan Party or any ERISA Affiliate thereof knows that a required installment within the meaning of Section 412 of the Internal Revenue Code has not been made when due with respect to an Employee Plan, (D) promptly and in any event within 10 Business Days after receipt thereof by any Loan Party or any ERISA Affiliate thereof from a sponsor of a Multiemployer Plan or from the PBGC, a copy of each notice received by any Loan Party or any ERISA Affiliate thereof concerning the imposition or amount of withdrawal liability under Section 4202 of ERISA or indicating that such Multiemployer Plan may enter reorganization status under Section 4241 of ERISA, and (E) promptly and in any event within 10 Business Days after any Authorized Officer of any Loan Party or any ERISA Affiliate thereof sends notice of a plant closing or mass layoff (as defined in WARN) to employees, copies of each such notice sent by such Loan Party or such ERISA Affiliate thereof;

(ix)                                   promptly after the commencement thereof but in any event not later than 5 Business Days after service of process with respect thereto on, or the obtaining of knowledge thereof by, any Loan Party, notice of each action, suit or proceeding before any court or other Governmental Authority or other regulatory body or any arbitrator that could reasonably be expected to have a Material Adverse Effect;

(x)                                      [reserved];

(xi)                                   promptly after the sending or filing thereof, copies of all statements, reports and other information any Loan Party files with the SEC or any national (domestic or foreign) securities exchange; and

(xii)                                promptly upon request, such other information concerning the condition or operations, financial or otherwise, of any Loan Party or any Subsidiary as any Agent may from time to time may reasonably request.

Notwithstanding anything to the contrary contained herein, if (i) the Parent’s financial statements are consolidated with the financial statements of any direct or indirect parent thereof that is a holding company solely in respect of the Loan Parties, then the requirements to deliver statements, reports and other information pursuant to clauses (a)(i) and (a)(ii) hereof may be satisfied by delivering such consolidated statements, reports and other information of such direct or indirect parent thereof that is a holding company solely in respect of the Loan Parties accompanied by a schedule showing, in reasonable detail, consolidating adjustments, if any, attributable solely to the Parent and its Subsidiaries, and (ii) the Parent or any direct or indirect parent thereof is subject to the periodic reporting requirements of the Exchange Act, all statements, reports and other information required to be delivered pursuant to clauses (a)(i), (a)(ii) and (a)(xi) hereof shall be deemed to have been delivered to the extent such statements, reports and other information are otherwise filed with the SEC and included in a link that is delivered electronically by the Borrower to the Administrative Agent within the deadlines set forth in such clauses.

(b)                                    Additional Guaranties and Collateral Security. Cause:

(i)                                        each Domestic Subsidiary of any Loan Party not in existence on the Effective Date to execute and deliver to the Collateral Agent promptly and in any event within 14 days (or such later date as may be agreed by the Collateral Agent) after the formation, acquisition or change in status thereof (A) a Guaranty guaranteeing the Obligations, (B) a Security Agreement, together with (x) certificates evidencing all (or, in the case of a direct Foreign Subsidiary owned by such Domestic Subsidiary, 65% of the voting equity and 100% of the non-voting equity) of the Capital Stock of any Person owned by such Subsidiary, if certificated, (y) undated stock powers executed in blank with signature guaranteed, and (z) such opinion of counsel and such approving certificate of such Subsidiary as the Collateral Agent may reasonably request in respect of complying with any legend on any such certificate, (C) one or more Mortgages creating on any owned real property with a Current Value of more than $20,000,000 of such Subsidiary a perfected, first priority Lien on such real property, together with one or more Title Insurance Policies covering such real property, each in form and substance reasonably satisfactory to the Collateral Agent, together with such other agreements, instruments and documents as the Collateral Agent may reasonably require whether comparable to the documents required under Section 7.01(m) or otherwise; and (D) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Collateral Agent in order to create, perfect, establish the first priority of or otherwise protect any Lien purported to be covered by any such Security Agreement or otherwise to effect the intent that such Subsidiary shall become bound by all of the terms, covenants and agreements applicable to the Loan Parties contained in the Loan Documents and that all property and assets of such Subsidiary shall become Collateral for the Obligations;

(ii)                                     each owner of the Capital Stock of any such Subsidiary to execute and deliver promptly and in any event within 14 days (or such later date as may be agreed by the Collateral Agent) after the formation or acquisition of such Subsidiary a supplement to the Security Agreement, together with (A) certificates evidencing all (or, in the case of such direct Foreign Subsidiary of a Loan Party, 65% of the voting equity and 100% of the non-voting equity) of the Capital Stock of such Subsidiary, (B) undated stock powers or other appropriate instruments of assignment executed in blank with signature guaranteed, (C) such opinion of counsel and such approving certificate of such Subsidiary as the Collateral Agent may reasonably request in respect of complying with any legend on any such certificate and (D) such other agreements, instruments, approvals, legal opinions or other documents reasonably requested by the Collateral Agent; and

(iii)                                  without limiting the generality of Section 7.02(a), no Loan Party will create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any consensual Lien upon or with respect to the Capital Stock of any Foreign Subsidiary to any Person (except for the pledge of 65% of the voting Capital Stock and 100% of the non-voting Capital Stock of a direct Foreign Subsidiary to the Collateral Agent, for the benefit of itself and the Lenders, as contemplated in this Section 7.01(b)).

(c)                                     Compliance with Laws, Etc.  Comply, and cause each of its Subsidiaries to comply, with (i) its Governing Documents, (ii) all applicable Laws (including, without limitation, any Laws of the FDA, NRC and any Applicable State Regulatory Authority and any Environmental Laws), orders, judgments and awards (including any settlement of any claim that, if breached, could give rise to any of the foregoing), and (iii) all Contractual Obligations, except in the case of clauses (ii) and (iii) to the extent any noncompliance could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect, such compliance to include, without limitation, (i) paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any of its properties, and (ii) paying all lawful claims which if unpaid might become a Lien or charge upon any of its properties, except in each case to the extent contested in good faith by proper proceedings and in the case of any tax, assessment, charge, levy or claim that has or may become a Lien against any Collateral, which stay the imposition of any Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

(d)                                    Preservation of Existence, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, (i) its existence, rights and privileges, and (ii) become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except in the case of clause (ii) to the extent that the failure to do so could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

(e)                                     Keeping of Records and Books of Account. Keep, and cause each of its Subsidiaries to keep, adequate records and books of account, with complete entries made to permit the preparation of financial statements in accordance with GAAP.

(f)                                       Inspection Rights. Permit, and cause each of its Subsidiaries to permit, the agents and representatives of any Agent at any time and from time to time during normal business hours, at the reasonable expense of the Borrower, to examine and make copies of and abstracts from its records and books of account, to visit and inspect its properties, to verify materials, leases, notes, accounts receivable, deposit accounts and its other assets, to conduct audits, physical counts, valuations, appraisals, environmental site assessments or examinations and to discuss its affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives. In furtherance of the foregoing, each Loan Party hereby authorizes its independent accountants, and the independent accountants of each of its Subsidiaries, to discuss the affairs, finances and accounts of such Person (independently or together with representatives of such Person) with the agents and representatives of any Agent in accordance with this Section 7.01(f), provided that (A) the Borrower or a representative of the Borrower shall be present for such communications, and (B) if no Event of Default has occurred and is continuing, (i) only the Administrative Agent on behalf of the Lenders may exercise the visitation and inspections rights, and (ii) the Administrative Agent may visit and inspect only one time during any calendar year.

(g)                                    Maintenance of Properties, Etc. Maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its tangible properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear and casualty excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder, except to the extent the failure to so maintain and preserve or so comply could not reasonably be expected to result in a Material Adverse Effect.

(h)                                    Maintenance of Insurance. Maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, product liability, hazard, rent, worker’s compensation and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any Governmental Authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated. All policies covering the Collateral are to be made payable to the Collateral Agent for the benefit of the Lenders, as its interests may appear, in case of loss, under a standard non-contributory “lender” or “secured party” clause and are to contain such other provisions as the Collateral Agent may reasonably require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to the Collateral Agent and the policies are to be premium prepaid, with the loss payable endorsement and, with respect to policies of liability insurance, additional insured endorsement, in favor of the Collateral Agent and such other Persons as the Collateral Agent may designate from time to time, and shall provide for not less than 30 days’ prior written notice to the Collateral Agent of the exercise of any right of cancellation. If any Loan Party or any of its Subsidiaries fails to maintain such insurance, the Collateral Agent may arrange for such insurance, but at the Borrower’s expense and without any responsibility on the Collateral Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims. Upon the occurrence and during the continuance of an Event of Default, and in respect of recoveries under a policy of property and casualty insurance in excess of $10,000,000, the Collateral Agent shall have the sole right, in the name of the Lenders, any Loan Party and its Subsidiaries, to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies and the Collateral Agent will use commercially reasonable efforts to promptly notify the Borrower if the Collateral Agent undertakes any of the foregoing actions. Amounts received by the Collateral Agent pursuant to the immediately preceding sentence shall be applied to reduce the Obligations in such manner as the Collateral Agent shall elect (with any such application against the principal amount of the Revolving Loans to cause a corresponding reduction of the Total Revolving Credit Commitment if elected by Collateral Agent).

(i)                                        Obtaining of Permits, Etc. Except as could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect, obtain, maintain and preserve, and cause each of its Subsidiaries to obtain, maintain and preserve, and take all necessary action to timely renew, all permits, licenses, authorizations, approvals, entitlements and accreditations which are necessary or useful in the proper conduct of its business (including, without limitation, any permit, license, authorization, approval, entitlement and accreditation required by the FDA, NRC or Applicable State Regulatory Authority).

(j)                                       Environmental. (i) Keep any property either owned or operated by it or any of its Subsidiaries free of any Environmental Liens; (ii) except to the extent such failure to comply could reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect, comply, and cause each of its Subsidiaries to comply, in all respects with Environmental Laws (such compliance to include, without limitation, (A) the maintenance of the financial assurance required by the Nuclear Regulatory Commission and Department of Public Health of the Commonwealth of Massachusetts with respect to the

Facility, covering the estimated amount needed to decontaminate and decommission the Facility at the end of the Facility’s use as a nuclear facility, and (B) the appropriate use, handling, generation, storage, treatment, Release and disposal of Hazardous Materials at any property owned or leased by it or any of its Subsidiaries in accordance with applicable Environmental Laws) and provide to the Collateral Agent any documentation of such compliance which the Collateral Agent may reasonably request; (iii) provide the Agents written notice within ten (10) days of the Borrower obtaining knowledge of any Release of a Hazardous Material in excess of any reportable quantity from or onto property at any time owned or operated by it or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect and take any Remedial Actions required to abate said Release; (iv) provide the Agents with written notice within ten (10) days of the receipt of any of the following: (A) notice that an Environmental Lien has been filed against any property of any Loan Party or any of its Subsidiaries; (B) commencement of any Environmental Action or notice that an Environmental Action will be filed against any Loan Party or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect; and (C) notice of a violation, citation or other administrative order which could reasonably be expected to have a Material Adverse Effect; (v) not incur any Environmental Liabilities and Costs the payment of which could reasonably be expected to have a Material Adverse Effect; and (vi) defend, indemnify and hold harmless the Agents and the Lenders and their transferees, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) arising out of (A) the generation, presence, disposal, Release or threatened Release of any Hazardous Materials on, under, in, originating or emanating from any property at any time owned or operated by any Loan Party or any of its Subsidiaries (or its predecessors in interest or title), (B) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to the presence or Release of such Hazardous Materials, (C) any request for information, investigation, lawsuit brought or threatened, settlement reached or order by a Governmental Authority relating to the presence or Release of such Hazardous Materials, (D) any violation of any Environmental Law by any Loan Party or any of its Subsidiaries and/or (E) any Environmental Action filed against any Agent or any Lender.

(k)                                    Further Assurances. Take such action and execute, acknowledge and deliver, and cause each of its Subsidiaries to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as any Agent may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement and the other Loan Documents, (ii) to subject to valid and perfected first priority Liens (subject to Permitted Liens) any of the Collateral or any other property of any Loan Party, (iii) to establish and maintain the validity and effectiveness of any of the Loan Documents and the validity, perfection and priority of the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer and confirm unto each Agent, each Lender and the L/C Issuer the rights now or hereafter intended to be granted to it under this Agreement or any other Loan Document.  In furtherance of the foregoing, to the maximum extent permitted by applicable law, each Loan Party

(i) authorizes each Agent to execute any such agreements, instruments or other documents in such Loan Party’s name and to file such agreements, instruments or other documents in any appropriate filing office, (ii) authorizes each Agent to file any financing statement required hereunder or under any other Loan Document, and any continuation statement or amendment with respect thereto, in any appropriate filing office without the signature of such Loan Party, and (iii) ratifies the filing of any financing statement, and any continuation statement or amendment with respect thereto, filed without the signature of such Loan Party prior to the date hereof.

(l)                                        Deposit Account Control Agreements. On any Bank Account Trigger Date, the Collateral Agent shall have the option to require that the Loan Parties cause all collection accounts and other deposit accounts (other than Excluded Accounts) of the Loan Parties to become subject to deposit account control agreements in favor of the Collateral Agent.  Such control agreements, if required, must provide the Collateral Agent with “control” over such deposit accounts within the meaning of the Uniform Commercial Code and shall be otherwise reasonably acceptable to the Collateral Agent in form and content. If such requirement is imposed by the Collateral Agent, the Loan Parties shall have 60 days from the date upon which such requirement is communicated by the Collateral Agent to the Loan Parties to comply therewith; provided, that in the case of such requirement having been imposed on the basis of a Bank Account Trigger Date described in clause (ii) of the definition thereof, such requirement shall be considered satisfied if the Loan Parties use all commercially reasonable efforts to comply with the same.

(m)                                After Acquired Real Property. Upon the acquisition by any Loan Party after the date hereof of any fee interest in any real property (wherever located) (each such interest being an “After Acquired Property”) with a Current Value (as defined below) in excess of $20,000,000 in the case of a fee interest, immediately so notify the Collateral Agent, setting forth with specificity a description of the interest acquired, the location of the real property, any structures or improvements thereon and either an appraisal or such Loan Party’s good-faith estimate of the current value of such real property (for purposes of this Section, the “Current Value”). The Collateral Agent shall notify such Loan Party whether it intends to require a Mortgage and the other documents referred to below. Upon receipt of such notice requesting a Mortgage, the Person which has acquired such After Acquired Property shall promptly furnish to the Collateral Agent the following, each in form and substance reasonably satisfactory to the Collateral Agent:  (i) a Mortgage with respect to such real property and related assets located at the After Acquired Property, each duly executed by such Person and in recordable form; (ii) evidence of the recording of the Mortgage referred to in clause (i) above in such office or offices as may be necessary or, in the reasonable opinion of the Collateral Agent, desirable to create and perfect a valid and enforceable first priority lien on the property purported to be covered thereby or to otherwise protect the rights of the Agents and the Lenders thereunder, (iii) a Title Insurance Policy, and (iv) such other documents or instruments (including guarantees and opinions of counsel) as the Collateral Agent may reasonably require. The Borrowers shall pay all fees and expenses, including reasonable attorneys’ fees and expenses, and all title insurance charges and premiums, in connection with each Loan Party’s obligations under this Section 7.01(m).

(n)                                    [Reserved.]

(o)                                    Post-Closing Deliveries. Cause to be delivered to the Collateral Agent each of the following, within the time specified (or such later date as may be agreed by the Collateral Agent in its reasonable discretion) and in form and substance reasonably satisfactory to the Collateral Agent:

(i)                                     as soon as possible but in any event within 60 days after the Effective Date, a Mortgage, duly executed by each applicable Loan Party, with respect to the Facility;

(ii)                                  as soon as possible but in any event within 60 days after the Effective Date, evidence of the recording of the Mortgage in such office or offices as may be necessary or, in the opinion of the Collateral Agent, desirable to perfect the Lien purported to be created thereby or to otherwise protect the rights of the Collateral Agent and the Lenders thereunder;

(iii)                               as soon as possible but in any event within 60 days after the Effective Date, a Title Insurance Policy or bring-down of the existing Title Insurance Policy with respect to the Mortgage with respect to the Facility; and

(iv)                              as soon as possible but in any event within 60 days after the Effective Date, such legal opinions or other documents reasonably requested by the Collateral Agent in connection with the Mortgage with respect to the Facility.

Section 7.02                                Negative Covenants.

So long as any principal of or interest on any Revolving Loan, Reimbursement Obligation, Letter of Credit Obligation or any other Obligation (whether or not due, other than Contingent Indemnification Obligations) shall remain unpaid or any Lender shall have any Revolving Credit Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing:

(a)                                    Liens, Etc. Create, incur, assume or suffer to exist, or permit any of its Subsidiaries to create, incur, assume or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, other than Permitted Liens.

(b)                                    Indebtedness.  Create, incur, assume, guarantee or suffer to exist, or otherwise become or remain liable with respect to, or permit any of its Subsidiaries to create, incur, assume, guarantee or suffer to exist or otherwise become or remain liable with respect to, any Indebtedness other than Permitted Indebtedness.

(c)                                     Fundamental Changes; Dispositions. Wind-up, liquidate or dissolve, or merge, consolidate or amalgamate with any Person, or convey, sell, lease or sublease, transfer or otherwise dispose of, whether in one transaction or a series of related transactions, all or any part of its business, property or assets, whether now owned or hereafter acquired (or agree to do any of the foregoing), or purchase or otherwise acquire, whether in one transaction or a series of related transactions, all or substantially all of the assets of any Person (or any division thereof) (or agree to do any of the foregoing), or permit any of its Subsidiaries to do any of the foregoing; provided, however, that

(i)                                        any wholly-owned Subsidiary of any Loan Party (other than the Borrower) may be merged into such Loan Party or another wholly-owned Subsidiary of such Loan Party, or may consolidate with another wholly-owned Subsidiary of such Loan Party, so long as (A) no other provision of this Agreement would be violated thereby, (B) such Loan Party gives the Agents at least 3 Business Days’ prior written notice of such merger or consolidation, (C) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, (D) the Lenders’ rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such merger or consolidation, (E) the Borrower is the surviving Person in the case of any merger or consolidation involving the Borrower, and a Subsidiary Guarantor is the surviving Person and remains a Domestic Subsidiary and a wholly-owned Subsidiary in case of any merger or consolidation involving a Subsidiary Guarantor, and (F) if the surviving entity is a Domestic Subsidiary, the surviving Subsidiary is joined as a Loan Party hereunder and is a party to a Guaranty and a Security Agreement and the Capital Stock of which Subsidiary is pledged to the Collateral Agent, in each case, which is in full force and effect on the date of and immediately after giving effect to such merger or consolidation;

(ii)                                any Loan Party and its Subsidiaries may:

(A)                                 sell Inventory in the ordinary course of business,

(B)                                 dispose of obsolete, worn-out, condemned or surplus equipment or equipment no longer useful in the ordinary course conduct of the business of the Parent and its Subsidiaries, in each case in the ordinary course of business,

(C)                                 abandon or otherwise dispose of immaterial Intellectual Property in the ordinary course of business,

(D)                                 enter into leases, sub-leases, licenses or sub-licenses of, or other grants of rights to use, real or personal property (including Intellectual Property) in the ordinary course of business,

(E)                                  enter into investments to the extent permitted by Section 7.02(e),

(F)                                   (I) any Subsidiary of the Parent that is not a Loan Party may dispose of any or all of its assets to a Loan Party or to a wholly-owned Subsidiary, and (II) any Loan Party may dispose of any or all of its assets to any other Loan Party, provided that (x) the Agents shall have received at least

60 days’ prior written notice of such disposal, (y) no Default or Event of Default shall have occurred and be continuing either before or after giving effect to such transaction, and (z) the Lenders’ rights in any Collateral, including, without limitation, the existence, perfection and priority of any Lien thereon, are not adversely affected by such disposition,

(G)                     dispose of, settle and write off delinquent accounts receivable in the ordinary course of business for purposes of settlement or collection only (but not any bulk sale or securitization transaction),

(H)                    sell or otherwise dispose of a nominal amount of Capital Stock issued by the Parent or any Subsidiary in order to qualify members of the board of directors or equivalent governing body of such Person to the extent required by applicable law (subject to the other provisions of the Loan Documents),

(I)                         dispose of property which constitutes, or which is subject to, a Casualty Event,

(J)                         dispose of property listed on Schedule 7.02(c) for cash in an amount not less than the fair market value of such property, and

(K)                    sell or otherwise dispose of other property or assets for cash in an aggregate amount not less than the fair market value of such property or assets,

provided that the net cash proceeds of such Dispositions in the case of clauses (J) and (K)  above, do not exceed $15,000,000 in the aggregate in any twelve-month period.

(d)                               Change in Nature of Business. Engage, or cause any of its Subsidiaries to engage, directly or indirectly in any business, other than those businesses in which the Borrower and its Subsidiaries are engaged on the Effective Date (consisting of the development, manufacture, distribution, marketing and sale of the Products and the preparation and distribution of diagnostic and therapeutic agents) or which are similar or reasonably related thereto.

(e)                                Revolving Loans, Advances, Investments, Etc.  Make or commit or agree to make any loan, advance guarantee of obligations, other extension of credit or capital contributions to, or hold or invest in or commit or agree to hold or invest in, or purchase or otherwise acquire or commit or agree to purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make or commit or agree to make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or permit any of its Subsidiaries to do any of the foregoing, except for:

(i)                                   investments existing on the date hereof, as set forth on Schedule 7.02(e) hereto, but not any increase in the amount thereof as set forth in this paragraph or in such Schedule;

(ii)                                loans, advances and investments (x) by any Loan Party in any other Loan Party (other than the Parent), (y) by any Subsidiary that is not a Loan Party in any Loan Party (other than the Parent) or any other Subsidiary that is also not a Loan Party, and (z) by any Loan Party in any Subsidiary that is not a Loan Party in an aggregate amount not to exceed (when combined with Contingent Obligations of the Borrower and such Subsidiary Guarantors in respect of any Subsidiary that is not a Loan Party) at any one time outstanding $25,000,000;

(iii)                             Liquid Investments;

(iv)                            Permitted Acquisitions;

(v)                               investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss, and investments in the form of deposits, prepayments and other credits to suppliers made in the ordinary course of business;

(vi)                            investments consisting of deposit accounts and the acceptance and endorsements of checks or other negotiable instruments for deposit or collection, in each case in the ordinary course of business;

(vii)                         Hedging Agreements permitted by Section 7.02(a) and the other provisions of this Agreement;

(viii)                      loans and advances to directors, employees and officers of the Parent and its Subsidiaries for travel, entertainment, relocation or similar business purposes, in each case in the ordinary course of business, in an aggregate amount not to exceed $5,000,000 at any time outstanding;

(ix)                            loans and advances to the Parent in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or dividends in respect thereof), dividends to the extent permitted to be made to the Parent in accordance with Section 7.02(h);

(x)                               investments consisting of noncash loans to directors, officers or employees of the Parent or a Subsidiary that are used solely by such employees to simultaneously purchase Capital Stock of the Parent; provided that any such loan shall be evidenced by a promissory note and shall be pledged to the Collateral Agent in accordance with the Security Agreement;

(xi)                            investments by the Borrower or any of its Subsidiaries in a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form, other than a Subsidiary of the Parent (a “Joint Venture”), in each case to the extent (A) the Loan Parties collectively do not loan, advance or invest more than $20,000,000 at any time outstanding for all such Joint Ventures combined, (B) after giving effect to such Joint Venture on a Pro Forma Basis, the Parent shall be in compliance with all covenants set forth in Section 7.03 recomputed as at the last day of the most recently ended fiscal quarter of the Parent for which financial statements are available (assuming, for purposes of Section 7.03, that such transaction, and all Permitted Acquisitions consummated since the first day of the relevant period for the testing of each of the financial covenants set forth in Section 7.03 ending on or prior to the date of such transaction, had occurred on the first day of such relevant fiscal period), (C) such Joint Venture will be engaged in the same or a related business as the Loan Parties and as described in Section 7.02(d) and (D) the Loan Parties holding the equity of any such Joint Venture shall execute and deliver the agreements, instruments and other documents required by Section 7.01(b); and

(xii)                         investments consisting of purchases of the Borrower of the Senior Notes in the open market (or otherwise), in each case so long as (x) no Event of Default exists at the time thereof, (y) Availability is not less than $25,000,000 after giving effect thereto and (z) such Senior Notes, upon such purchase by the Borrower, are cancelled.

In determining the amount of investments, acquisitions, loans, and advances permitted under this Section, the amount of any investment or acquisition outstanding at any time shall be the aggregate cash investment less all cash returns, cash dividends and cash distributions (or the fair market value of any non-cash returns, dividends and distributions) received by such Person in respect of the capital thereof, and any loan or advance outstanding shall be calculated without regard to any write downs or write-offs.

(f)                              [intentionally omitted]

(g)                                Capital Expenditures. Make or commit or agree to make, or permit any of its Subsidiaries to make or commit or agree to make, any Capital Expenditure (by purchase or Capitalized Lease) that would cause the aggregate amount of all Capital Expenditures made by the Loan Parties and their Subsidiaries to exceed $20,000,000 in any Fiscal Year (the “Specified Annual Limit”). Notwithstanding the foregoing, (i) the Specified Annual Limit for any Fiscal Year may be increased by an amount, at the time such Capital Expenditure was made, up to the Available Equity Issuance Amount (to the extent such Capital Expenditure conforms with the notice provided by the Borrower to the Collateral Agent pursuant to the definition of “Earmarked Equity Issuance”), and (ii) 100% of the Specified Annual Limit (disregarding any increase by reason of clause (i) and the Available Equity Issuance Amount from any Earmarked Equity Issuance), if not so expended in any Fiscal Year for which it is permitted, may be added (the “Carryover Amount”) to the amount of Capital Expenditure permitted for the immediately succeeding (but not any other) Fiscal

Year for expenditure in any succeeding Fiscal Year. Capital Expenditures made pursuant to this Section during any Fiscal Year shall be deemed made, first, in respect of the Specified Annual Limit permitted for such Fiscal Year without regard to clauses (i) and (ii) above, second, in respect of the Carryover Amount from the immediately preceding Fiscal Year, and third, in respect of the Available Equity Issuance Amount pursuant to clause (i) above.

(h)                               Restricted Payments. (i) Declare or pay any dividend or other distribution, direct or indirect, on account of any Capital Stock of any Loan Party or any of its Subsidiaries, now or hereafter outstanding, (ii) make any repurchase, redemption, retirement, defeasance, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Capital Stock of any Loan Party or any direct or indirect parent of any Loan Party, now or hereafter outstanding, (iii) make any payment to retire, or to obtain the surrender of, any outstanding warrants, options or other rights for the purchase or acquisition of shares of any class of Capital Stock of any Loan Party, now or hereafter outstanding, (iv) return any Capital Stock to any shareholders or other equity holders of any Loan Party or any of its Subsidiaries, or make any other distribution of property, assets, shares of Capital Stock, warrants, rights, options, obligations or securities thereto as such or (v) pay any management fees or any other fees or expenses (including the reimbursement thereof by any Loan Party or any of its Subsidiaries) pursuant to any management, consulting or other services agreement to any of the shareholders or other equityholders of any Loan Party or any of its Subsidiaries or other Affiliates, or to any other Subsidiaries or Affiliates of any Loan Party (each, a “Restricted Payment”); provided, however, that:

(A)                            the Borrower may pay dividends to the Parent and the Parent may pay dividends to any direct or indirect parent thereof that is a holding company solely in respect of the Loan Parties to the extent actually used by the Parent or such direct or indirect parent (1) to pay customary franchise taxes and other fees that are required to maintain the legal existence of such Person in the ordinary course of its business as a holding company, (2) to pay reasonable out-of-pocket legal, accounting and filing costs and other reasonable expenses that would otherwise constitute an operating expense of the Borrower and in the nature of customary overhead in the ordinary course of business of such Person and to enable such Person to pay reasonable and customary fees and expenses (including, without limitation, salary, bonus, contributions to pension and 401(k) plans, deferred compensation and other benefits) owing to directors, officers and employees of such Person, to the extent such amounts are attributable to the ownership or operation of the Borrower and its Subsidiaries provided that the aggregate amount of all payments pursuant to this clause (2) shall not exceed $10,000,000 in any Fiscal Year, (3) to enable the Parent, the Ultimate Parent or any direct or indirect parent thereof that is a holding company solely in respect of the Loan Parties to make payments to directors, officers or employees of such Person with respect to actual, out-of-pocket indemnities (including without limitation, attorneys’ fees, other expenses, reimbursements and other out-of-pocket disbursements), provided that, at the election of the Collateral Agent, which the Collateral Agent may and, upon the direction of the Required Lenders, shall make by notice to the Borrower, no such payment shall be made if a Default under Section 9.01(a), (f) or (g) shall have occurred and be continuing or would result from the making of any such payment, and (4) any amounts required for the Parent, the Ultimate Parent, or any direct or indirect parent thereof that is a holding company solely in respect of the Loan Parties to pay reasonable fees and expenses, other than to Affiliates of the Borrower, related to any equity or debt offering of such Person where such transaction would not be prohibited by the terms hereof (whether or not such transaction is successful),

(B)                                  the Borrower may pay dividends to the Parent and the Parent may pay dividends to any direct or indirect parent thereof to the extent not previously distributed under this Section 7.02(h), in amounts necessary to make Permitted Tax Distributions,

(C)                                  any Subsidiary of the Borrower may pay dividends to the Borrower (but not to the Parent),

(D)                                  the Parent may pay dividends in the form of common Capital Stock,

(E)                                   the Borrower or any Subsidiary of the Borrower may, or may pay dividends to the Parent so that the Parent may, repurchase or redeem Qualified Capital Stock of the Parent, the Ultimate Parent or any direct or indirect parent thereof that is a holding company solely in respect of the Loan Parties owned by employees of the Parent, the Borrower or any of its Subsidiaries in connection with the exercise of stock options, stock appreciation rights or similar equity incentives or equity based incentives pursuant to management incentive plans or in connection with the death, disability, severance or termination of such employees, provided that, (i) the aggregate amount of such payments shall not exceed $5,000,000 in any Fiscal Year (provided that 100% of such amount, if not paid in any Fiscal Year for which it is permitted, may be added to the amount of such payments permitted for any succeeding Fiscal Year) and (ii) to the extent that the consideration for its Capital Stock is not in the form of a promissory note, no such payment shall be made if an Event of Default shall have occurred and be continuing or would arise as a result of such payment,

(F)                                    non-cash repurchases of Capital Stock in the Parent or any direct or indirect parent thereof deemed to occur upon exercise of stock options or warrants if such Capital Stock represent a portion of the exercise price of such options or warrants,

(G)                                  to the extent constituting restricted payments under this Section 7.02(h), any Loan Party may enter into and consummate transactions and pay any amounts expressly permitted under Section 7.02(c)(i) and Section 7.02(j),

(H)                                  the Loan Parties and their Subsidiaries may pay management, consulting, monitoring and advisory fees to the Sponsor pursuant to the Management Services Agreement in the amounts and at the times specified in the Management Services Agreement (as in effect on the Effective Date) and actual, out-of-pocket indemnities, reimbursements and reasonable expenses related thereto in accordance with the Management Services Agreement (as in effect on the Effect Date), provided that at the election of the Collateral Agent, which the Collateral Agent may and, upon the direction of the Required Lenders, shall make by notice to the Borrower, no payment referred to in this clause (H) shall be made if any Default or Event of Default under Section 9.01(a), Section 9.01(c) (as a result of the failure to comply with any provision of Section 7.02 or Section 7.03), Section 9.01(f) or Section 9.01(g) shall have occurred and be continuing or would result from the making of any such payment,

(I)                                       the Borrower and the Parent may pay the 2010 Dividend,

(J)                                      the Borrower and the Parent may make Restricted Payments using the proceeds of Permitted Additional Debt, so long as (x) no Event of Default exists at the time any such Restricted Payment is made and (y) immediately after giving effect to each such Restricted Payment on a pro forma basis, the Consolidated Adjusted Total Leverage Ratio for the Parent and its Subsidiaries for the most recently ended four full fiscal quarters for which financial statements have been delivered to the Administrative Agent hereunder is not greater than 2.75:1.00, and

(K)                                  the Borrower and the Parent may make additional Restricted Payments, in each case so long as (x) no Event of Default exists at the time thereof, (y) Availability is not less than $25,000,000 after giving effect thereto and (z) after giving effect thereto and any Indebtedness incurred in connection therewith on a pro forma basis, the Consolidated Adjusted Total Leverage Ratio for the Parent and its Subsidiaries for the most recently ended four full fiscal quarters for which financial statements have been delivered to the Administrative Agent hereunder is not greater than 2.00:1.00.

(i)                                        Federal Reserve Regulations.  Permit any Revolving Loan or the proceeds of any Revolving Loan under this Agreement to be used for any purpose that would cause such Revolving Loan to be a margin loan under the provisions of Regulation T, U or X of the Board.

(j)                                        Transactions with Affiliates. Enter into, renew, extend or be a party to, or permit any of its Subsidiaries to enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except:

(i)                                        in the ordinary course of business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an Affiliate thereof;

(ii)                                     transactions among the Borrower and its Subsidiaries (to the extent not otherwise restricted herein),

(iii)                                  transactions expressly permitted by Section 7.02(e)(ii), 7.02(e)(viii) and 7.02(h),

(iv)                                 sales of Qualified Capital Stock of the Parent to Affiliates of the Parent not otherwise prohibited by the Loan Documents and the granting of registration and other customary rights in connection therewith, and

(v)                                    transactions in the ordinary course of business with Joint Ventures in which the Borrower or any of its Subsidiaries holds or acquires an ownership interest (whether by way of Capital Stock or otherwise) so long as the terms of any such transactions are arms’-length and no less favorable to the Borrower or such Subsidiary than they are to other Joint Venture partners.

(k)                                     Limitations on Dividends and Other Payment Restrictions Affecting Subsidiaries. Create or otherwise cause, incur, assume, suffer or permit to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of any Loan Party (i) to pay dividends or to make any other distribution on any shares of Capital Stock of such Subsidiary owned by any Loan Party or any of its Subsidiaries, (ii) to pay or prepay or to subordinate any Indebtedness owed to any Loan Party or any of its Subsidiaries, (iii) to make loans or advances to any Loan Party or any of its Subsidiaries or (iv) to transfer any of its property or assets to any Loan Party or any of its Subsidiaries, or permit any of its Subsidiaries to do any of the foregoing; provided, however, that nothing in any of clauses (i) through (iv) of this Section 7.02(k) shall prohibit or restrict compliance with:

(A)                              this Agreement, the other Loan Documents and the Senior Note Documents;

(B)                                any agreements in effect on the date of this Agreement and described on Schedule 7.02(k);

(C)                                any applicable law, rule or regulation (including, without limitation, applicable currency control laws and applicable state corporate statutes restricting the payment of dividends in certain circumstances);

(D)                               in the case of clause (iv) any agreement setting forth customary restrictions on the subletting, assignment or transfer of any property or asset that is a lease, license, conveyance or contract of similar property or assets;

(E)                                 in the case of clause (iv) any agreement, instrument or other document evidencing a Permitted Lien from restricting on customary terms the transfer of any property or assets subject thereto, or

(F)                                 any agreement, instrument or other document evidencing Permitted Indebtedness, so long as such agreement, instrument or other document does not contain encumbrances and restrictions that are more restrictive taken as a whole to the Parent and its Subsidiaries than any such similar encumbrances and restrictions contained in this Agreement or the Senior Note Documents.

(l)                                        Modifications of Indebtedness, Organizational Documents and Certain Other Agreements; Etc. (i) Amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any of its or its Subsidiaries’ Subordinated Indebtedness or of any instrument or agreement (including, without limitation, any purchase agreement, indenture or loan agreement) relating to any such Subordinated Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Subordinated Indebtedness, would increase the interest rate applicable to such Subordinated Indebtedness, would change any subordination provision of such Subordinated Indebtedness, or would otherwise be adverse to any Agent, any Lender, the L/C Issuer or the issuer of such Subordinated Indebtedness in any respect; (ii) make any voluntary or optional payment, prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its or its Subsidiaries’ Subordinated Indebtedness (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Subordinated Indebtedness when due), or refund, refinance, replace or exchange any other Indebtedness for any such Subordinated Indebtedness (except to the extent such Indebtedness is otherwise expressly permitted by the definition of “Permitted Indebtedness”), or make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any outstanding Subordinated Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing; (iii) amend, modify or otherwise change (or permit the amendment, modification or other change in any manner of) any of the provisions of any of its or its Subject Indebtedness or of any instrument or agreement (including, without limitation, any purchase agreement, indenture or loan agreement) relating to any such Subject Indebtedness if such amendment, modification or change would shorten the final maturity or average life to maturity of, or require any payment to be made earlier than the date originally scheduled on, such Subject Indebtedness; (iv) refund, refinance, replace or exchange any other Indebtedness for any Subject Indebtedness (except to the extent such Indebtedness is otherwise expressly permitted by the definition of “Permitted Indebtedness”); (v) make any voluntary or optional payment, prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its or its Subsidiaries’ Subject Indebtedness

(including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Subordinated Indebtedness when due), except where (x) no Event of Default exists at the time thereof and (y) Availability is not less than $25,000,000 after giving effect thereto; or (vi) amend, modify or otherwise change any of its Governing Documents, including, without limitation, by the filing or modification of any certificate of designation, or any agreement or arrangement entered into by it, with respect to any of its Capital Stock (including any shareholders’ agreement), or enter into any new agreement with respect to any of its Capital Stock, except any such amendment, modification or change or any such new agreement or arrangement pursuant to this clause (vi) that, either individually or in the aggregate, could not adversely affect any Agent, any Lender or the L/C Issuer in any material respect.

(m)                                  [intentionally omitted]

(n)                                    No Further Negative Pledge. Enter into, incur or permit to exist, or permit any Subsidiary to enter into, incur or permit to exist, directly or indirectly, any agreement, instrument, deed, lease or other arrangement that prohibits, restricts or imposes any condition upon the ability of the Parent, the Borrower or any Subsidiary of the Borrower to create, incur or permit to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, or that requires the grant of any security for an obligation if security is granted for another obligation, except the following: (i) this Agreement and the other Loan Documents, (ii) restrictions or conditions imposed by the Senior Note Documents, (iii) restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by Section 7.02(a) of this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness, (iv) any customary restrictions and conditions contained in agreements relating to the sale or other disposition of assets or of a Subsidiary pending such sale or other disposition; provided that such restrictions and conditions apply only to the assets or Subsidiary to be sold or disposed of and such sale or disposition is permitted hereunder, (v) customary provisions in leases restricting the assignment or sublet thereof and (vi) restrictions or conditions imposed by any agreement relating to Permitted Indebtedness if such restrictions or conditions are not more restrictive taken as a whole to the Parent and its Subsidiaries than the restrictions and conditions contained in this Agreement or the Senior Note Documents.

(o)                                    Management Agreement.  Agree to any amendment, modification or other change to the Management Services Agreement that either (i) increases or otherwise changes the payment obligations of any Loan Party or any of their Subsidiaries, or (ii) either individually or in the aggregate, could reasonably be expected to adversely affect any Agent or Lender in any respect.

(p)                                    Parent.  Allow the Parent to (i) Incur, directly or indirectly, any Indebtedness or any other obligation or liability whatsoever other than the Indebtedness and obligations under this Agreement, the other Loan Documents and the Senior Note Documents, (ii) create, incur or suffer to exist any consensual Lien upon any property or assets now owned or hereafter acquired, leased or licensed by it other than the Liens created under the Loan Documents to which it is a party, (iii) engage in any business or activity or own any assets, other than in the case of clauses (i) and (iii) above, (A) holding 100% of the Capital Stock of the Borrower, (B) performing its obligations and activities incidental thereto under the Loan Documents and the Senior Note Documents, (C) making restricted payments and investments to the extent expressly permitted by this Agreement, (D) maintaining its corporate existence and activities incidental thereto, and (E) incurring Indebtedness under clauses (q), (t) and (v) of the definition of Permitted Indebtedness; (iv) consolidate with or merge with or into, or convey, transfer, lease or license all or any substantial portion of its assets to, any Person, (v) sell or otherwise dispose of any Capital Stock of the Borrower; or (vi) create or acquire any Subsidiary or make or own any investment in any Person other than the Borrower.

(q)                                    Fiscal Year. Change the ending date of the Fiscal Year of the Parent and its Subsidiaries without the prior written consent of the Agents (such consent not to be unreasonably withheld but with appropriate related changes to the Agreement).

(r)                                       Sale and Lease Back Transaction. Create, incur or suffer to exist, or permit any of its Subsidiaries to create, incur or suffer to exist, any obligations as lessee for the payment of rent for any real or personal property in connection with any sale and leaseback transaction.

Section 7.03                                   Financial Covenants.

So long as any principal of or interest on any Revolving Loan, Reimbursement Obligation, Letter of Credit Obligation or any other Obligation (whether or not due) shall remain unpaid or any Lender shall have any Revolving Credit Commitment hereunder, each Loan Party shall not, unless the Required Lenders shall otherwise consent in writing:

(a)                                     Consolidated Total Leverage Ratio.  Permit the Consolidated Total Leverage Ratio of the Parent and its Subsidiaries as of the last day of each period of four (4) consecutive fiscal quarters of the Parent and its Subsidiaries to be greater than the applicable ratio set forth below:

Consolidated Total Leverage
Fiscal Quarter End	Ratio

The end of each fiscal quarter during Fiscal Year 2010 (commencing with the fiscal quarter ending September 30, 2010) and the end of the first three fiscal quarters in Fiscal Year 2011	3.75:1.00

The end of the last fiscal quarter in Fiscal Year 2011 and the end of the first three fiscal quarters during Fiscal Year 2012	3.50:1.00

The end of the last fiscal quarter in 2012 and the end of each fiscal quarter thereafter	3.25:1.00

(b)                                    Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio of the Parent and its Subsidiaries as of the last day of each period of four (4) consecutive fiscal quarters of the Parent and its Subsidiaries to be less than the applicable ratio set forth below:

Consolidated Interest
Fiscal Quarter End	Coverage Ratio

The end of each fiscal quarter during Fiscal Year 2010 (commencing with the fiscal quarter ending September 30, 2010), the end of each fiscal quarter during Fiscal Year 2011 and the end of the first three fiscal quarters during Fiscal Year 2012

2.25:1.00

The end of the last fiscal quarter in 2012 and the end of each fiscal quarter thereafter	2.50:1.00

ARTICLE VIII

[Reserved.]

ARTICLE IX

EVENTS OF DEFAULT

Section 9.01                                   Events of Default.

If any of the following Events of Default shall occur and be continuing:

(a)                                     the Borrower shall (i) fail to pay any principal of any Revolving Loan, any Reimbursement Obligation when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) or (ii) fail to pay any interest on any Revolving Loan, any Reimbursement Obligation, or any fee, indemnity or other amount payable under this Agreement or any other Loan Document when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and in the case of clause (ii), such failure shall continue for more than three Business Days;

(b)                                    or any representation or warranty made or deemed made by or on behalf of any Loan Party or by any officer of the foregoing under or in connection with any Loan Document or under or in connection with any certificate, financial statement, report or statement of fact delivered to any Agent, any Lender or the L/C Issuer pursuant to any Loan Document shall have been incorrect in any material respect when made or deemed made;

(c)                                     any Loan Party shall fail to perform or comply with:

(i)                                        any covenant or agreement contained in clause (vii) of paragraph (a) of Section 7.01, or any covenant or agreement contained in Section 7.02 or Section 7.03;

(ii)                                     any covenant or agreement contained in paragraph (h) (with respect to policies of property insurance) of Section 7.01, and such failure shall remain unremedied for a period of 5 Business Days after the earlier of the date a senior officer of any Loan Party becomes aware of such failure and the date written notice of such default shall have been given by any Agent to such Loan Party; or

(iii)                                  any covenant or agreement contained in clauses (i) though (v) of paragraph (a), or paragraph (c) or (d)(i) (with respect to the Parent or the Borrower), of Section 7.01, and such failure shall remain unremedied for a period of 10 Business Days after the earlier of the date a senior officer of any Loan Party becomes aware of such failure and the date written notice of such default shall have been given by any Agent to such Loan Party;

(d)                                    any Loan Party shall fail to perform or comply with any other term, covenant or agreement contained in any Loan Document to be performed or observed by it and, except as set forth in subsections (a), (b) and (c) of this Section 9.01, such failure, if capable of being remedied, shall remain unremedied for 30 days after the date written notice of such default shall have been given by any Agent to such Loan Party;

(e)                                     the Parent or any of its Subsidiaries shall fail to pay any principal of or interest or premium on any of its Indebtedness (excluding Indebtedness evidenced by this Agreement), to the extent that the aggregate principal amount of all such Indebtedness exceeds $10,000,000, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness, or any other default under any agreement or instrument relating to any such Indebtedness, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased or an offer to prepay, redeem, purchase or defease such Indebtedness shall be required to be made, in each case, prior to the stated maturity thereof;

(f)                                       the Parent or any of its Subsidiaries (i) shall institute any proceeding or voluntary case seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, (ii) shall be generally not paying its debts as such debts become due or shall admit in writing its inability to pay its debts generally, (iii) shall make a general assignment for the benefit of creditors, or (iv) shall take any action to authorize or effect any of the actions set forth above in this subsection (f);

(g)                                    any proceeding shall be instituted against the Parent or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, liquidation, winding up, reorganization, arrangement, adjustment, protection, relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for any such Person or for any substantial part of its property, and either such proceeding shall remain undismissed or unstayed for a period of 60 days or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against any such Person or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property) shall occur;

(h)                                    any provision of any Loan Document shall at any time for any reason (other than pursuant to the express terms thereof) cease to be valid and binding on or enforceable against any Loan Party intended to be a party thereto, or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by any Loan Party or any Governmental Authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or any Loan Party shall deny in writing that it has any liability or obligation purported to be created under any Loan Document;

(i)                                        any Security Agreement, any Mortgage or any other security document, after delivery thereof pursuant hereto, shall for any reason fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien in favor of the Collateral Agent for the benefit of the Lenders on any Collateral purported to be covered thereby, except to the extent that any such loss of perfection or priority results solely from the failure of the Collateral Agent to maintain possession of certificates actually delivered to it representing Capital Stock pledged to it or to file Uniform Commercial Code continuation statements;

(j)                                        one or more judgments, orders or awards (or any settlement of any claim that, if breached, could result in a judgment, order or award) for the payment of money exceeding $10,000,000 in the aggregate shall be rendered against any Loan Party and remain unsatisfied and either (i) enforcement proceedings shall have been commenced by any creditor upon any such judgment, order, award or settlement, (ii) there shall be a period of 45 consecutive days after entry thereof during which a stay of enforcement of any such judgment, order, award or settlement, by reason of a pending appeal or otherwise, shall not be in effect, or (iii) at any time during which a stay of enforcement of any such judgment, order, award or settlement, by reason of a pending appeal or otherwise, is in effect, such judgment, order, award or settlement is not bonded in the full amount of such judgment, order, award or settlement; provided, however, that any such judgment, order, award or settlement shall not give rise to an Event of Default under this subsection (j) if and for so long as (A) the amount of such judgment, order, award or settlement is covered by a valid and binding policy of insurance between the defendant and the insurer covering full payment thereof and (B) such insurer has been notified, and has not disputed the claim made for payment, of the amount of such judgment, order, award or settlement;

(k)                                     [reserved];

(l)                                     any Loan Party or any of its ERISA Affiliates shall have made a complete or partial withdrawal from a Multiemployer Plan, and, as a result of such complete or partial withdrawal, any Loan Party or any of its ERISA Affiliates incurs a withdrawal liability in an annual amount exceeding $10,000,000; or a Multiemployer Plan enters reorganization status under Section 4241 of ERISA, and, as a result thereof any Loan Party’s or any of its ERISA Affiliates’ annual contribution requirements with respect to such Multiemployer Plan increases in an annual amount exceeding $10,000,000;

(m)                               any Termination Event with respect to any Employee Plan shall have occurred, and, 30 days after notice thereof shall have been given to any Loan Party by any Agent, (i) such Termination Event (if correctable) shall not have been corrected, and (ii) as a result of such Termination Event any Loan Party or any of its ERISA Affiliates incurs liability in excess of $10,000,000; or

(n)                                 a Change of Control shall have occurred;

then, and in any such event, the Administrative Agent may, and shall at the request of the Required Lenders, by written notice to the Borrower, (i) terminate or reduce all Revolving Credit Commitments, whereupon all Revolving Credit Commitments shall immediately be so terminated or reduced, (ii) declare all or any portion of the Revolving Loans and Reimbursement Obligations then outstanding to be due and payable, whereupon all or such portion of the aggregate principal of all Revolving Loans and Reimbursement Obligations, all accrued and unpaid interest thereon, all fees and all other amounts payable under this Agreement and the other Loan Documents shall become due and payable immediately, without presentment, demand, protest or further notice of any kind, all of which, to the extent permitted by applicable law, are hereby expressly waived by each Loan Party and (iii) exercise any and all of its other rights and remedies under applicable law, hereunder and under the other Loan Documents; provided, however, that upon the occurrence of any Event of Default described in subsection (f) or (g) of this Section 9.01 with respect to any Loan Party, without any notice to any Loan Party or any other Person or any act by any Agent or any Lender, all Revolving Credit Commitments shall automatically terminate and all Revolving Loans and Reimbursement Obligations then outstanding, together with all accrued and unpaid interest thereon, all fees and all other amounts due under this Agreement and the other Loan Documents shall become due and payable automatically and immediately, without presentment, demand, protest or notice of any kind, all of which are expressly waived by each Loan Party. Subject to Section 4.04(b), the Administrative Agent may, after the occurrence and during the continuation of any Event of Default, require the Borrower to deposit with the Administrative Agent with respect to each Letter of Credit then outstanding cash in an amount equal to 105% of the greatest amount for which such Letter of Credit may be drawn. Such deposits shall be held by the Administrative Agent in the Letter of Credit Collateral Account as security for, and to provide for the payment of, the Letter of Credit Obligations.

ARTICLE X

THE AGENTS

Section 10.01                          Appointment and Authorization of Administrative Agent and Collateral Agent.

Each Lender and the L/C Issuer hereby appoints Bank of Montreal as the Administrative Agent and Harris N.A. the Collateral Agent under the Loan Documents and hereby authorizes each Agent to take such action as such Agent on its behalf and to exercise such powers under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Lenders and L/C Issuer expressly agree that no Agent is acting as a fiduciary of the Lenders or the L/C Issuer in respect of the Loan Documents, the Borrower or otherwise, and nothing herein or in any of the other Loan Documents shall result in any duties or obligations on any Agent or any of the Lenders or L/C Issuer except as expressly set forth herein.

Section 10.02                          Agents and Affiliates.

Each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise or refrain from exercising such rights and power as though it were not an Agent, and each Agent and its affiliates may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Affiliate of the Borrower as if it were not an Agent under the Loan Documents. The term “Lender” as used herein and in all other Loan Documents, unless the context otherwise clearly requires, includes each Agent in its individual capacity as a Lender (if applicable).

Section 10.03                          Action by Agents.

If the Administrative Agent receives from the Borrower a written notice of an Event of Default pursuant to and in compliance with the notice provisions hereof, the Administrative Agent shall promptly give each of the Lenders and L/C Issuer written notice thereof. The obligations of the Agents under the Loan Documents are only those expressly set forth therein. Without limiting the generality of the foregoing, no Agent shall be required to take any action hereunder with respect to any Default or Event of Default, except as otherwise expressly provided for herein. Upon the occurrence of an Event of Default, the Collateral Agent shall take such action to enforce its Lien on the Collateral and to preserve and protect the Collateral as may be directed by the Required Lenders. Unless and until the Required Lenders give such direction, the Collateral Agent may (but shall not be obligated to) take or refrain from taking such actions as it deems appropriate and in the best interests of the Lenders and L/C Issuer. In no event, however, shall an Agent be required to take any action in violation of applicable law or of any provision of any Loan Document, and each Agent shall in all cases be fully justified in failing or refusing to act hereunder or under any other Loan Document unless it first receives any further assurances of its indemnification from the Lenders that it may require, including prepayment of any related expenses and any other protection it requires against any and all costs, expense, and liability which may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall be entitled to assume that no Default or Event of Default exists unless notified in writing to the contrary by a Lender, the L/C Issuer, or the Borrower.  In all cases in which the Loan Documents do not require each Agent to take specific action, the Administrative Agent shall be fully justified in using its discretion in failing to take or in taking any action thereunder. Any instructions of the Required Lenders, or of any other group of Lenders called for under the specific provisions of the Loan Documents, shall be binding upon all the Lenders and the holders of the Obligations.

Section 10.04                          Consultation with Experts.

Each Agent may consult with legal counsel, independent public accountants, and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.

Section 10.05                          Liability of Agents; Credit Decision.

Neither any Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or not taken by it in connection with the Loan Documents: (i) with the consent or at the request of the Required Lenders or (ii) in the absence of its own gross negligence or willful misconduct. Neither any Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into or verify:  (i) any statement, warranty or representation made in connection with this Agreement, any other Loan Document or any extension of credit hereunder; (ii) the performance or observance of any of the covenants or agreements of any Loan Party contained herein or in any other Loan Document; (iii) the satisfaction of any condition specified in ARTICLE V hereof, except receipt of items required to be delivered to the Administrative Agent; or (iv) the validity, effectiveness, genuineness, enforceability, perfection, value, worth or collectability hereof or of any other Loan Document or of any other documents or writing furnished in connection with any Loan Document or of any Collateral; and no Agent makes any representation of any kind or character with respect to any such matter mentioned in this sentence. Each Agent may execute any of its duties under any of the Loan Documents by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, the L/C Issuer, the Borrower, or any other Person for the default or misconduct of any such agents or attorneys-in-fact selected with reasonable care. No Agent shall incur any liability by acting in reliance upon any notice, consent, certificate, other document or statement (whether written or oral) believed by it to be genuine or to be sent by the proper party or parties. In particular and without limiting any of the foregoing, no Agent shall have any responsibility for confirming the accuracy of any compliance certificate or other document or instrument received by it under the Loan Documents. Each Agent may treat the payee of any Obligation as the holder thereof until written notice of transfer shall have been filed with the Administrative Agent signed by such payee in form satisfactory to the Administrative Agent. Each Lender and L/C Issuer acknowledges that it has independently and without reliance on any Agent or any other Lender or L/C Issuer, and based upon such information, investigations and inquiries as it deems appropriate, made its own credit analysis and decision to extend credit to the Borrower in the manner set forth in the Loan Documents. It shall be the responsibility of each Lender and L/C Issuer to keep itself informed as to the creditworthiness of the Borrower and the other Loan Parties, and the Agents shall have no liability to any Lender or L/C Issuer with respect thereto.

Section 10.06                          Indemnity.

The Lenders shall ratably, in accordance with their respective Pro Rata Shares, indemnify and hold each Agent, and its directors, officers, employees, agents, and representatives harmless from and against any liabilities, losses, costs or expenses suffered or incurred by it under any Loan Document or in connection with the transactions contemplated thereby, regardless of when asserted or arising, except to the extent they are promptly reimbursed for the same by the Borrower and except to the extent that any event giving rise to a claim was caused by the gross negligence or willful misconduct of the party seeking to be indemnified. The obligations of the Lenders under this Section shall survive termination of this Agreement. Each Agent shall be entitled to offset amounts received for the account of a Lender under this Agreement against unpaid amounts due from such Lender to such Agent or any L/C Issuer hereunder (whether as fundings of participations, indemnities or otherwise, and with any amounts offset for the benefit of an Agent to be held by it for its own account and with any amounts offset for the benefit of a L/C Issuer to be remitted by the Administrative Agent to of for the account of such L/C Issuer, as applicable), but shall not be entitled to offset against amounts owed to any Agent or any L/C Issuer by any Lender arising outside of this Agreement and the other Loan Documents.

Section 10.07                          Resignation of Agents and Successor Agents.

Any Agent may resign at any time by giving at least 30 days prior written notice thereof to the Lenders, the L/C Issuer, and the Borrower. Upon any such resignation of such Agent, the Required Lenders shall have the right to appoint a successor to such Agent with the consent to of the Borrower (not to be unreasonably withheld or delayed, and not to be required if an Event of Default then exists). If no such successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent’s giving of notice of resignation then the retiring Agent may, with the consent to of the Borrower (not to be unreasonably withheld or delayed, and not to be required if an Event of Default then exists), on behalf of the Lenders, appoint a successor Agent, which may be any Lender hereunder or any commercial bank, or an Affiliate of a commercial bank, having an office in the United States of America and having a combined capital and surplus of at least $200,000,000.  Upon the acceptance of its appointment as the Administrative Agent and/or Collateral Agent hereunder, as applicable, such successor Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Agent under the Loan Documents, and the retiring Agent shall be discharged from its duties and obligations thereunder in its capacity as such.  After any retiring Agent’s resignation hereunder in such capacity, the provisions of this ARTICLE X and all protective provisions of the other Loan Documents shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent, but no successor Agent shall in any event be liable or responsible for any actions of its predecessor. If an Agent resigns in such capacity and no successor is appointed, the rights and obligations of such Agent shall be automatically assumed by the Required Lenders and (i) in the case of the Administrative Agent, the Borrower shall be directed to make all payments due each Lender and L/C Issuer hereunder directly to such Lender or L/C Issuer and (ii) in the case of the Collateral Agent, the Administrative Agent’s rights in the Loan Documents shall be assigned without representation, recourse or warranty to the Lenders and L/C Issuer as their interests may appear.

Section 10.08                          L/C Issuer.

The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith. The L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Section 11 with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and the Letter of Credit Applications pertaining to such Letters of Credit as fully as if the term “Administrative Agent”, as used in this Section 11, included the L/C Issuer with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to such L/C Issuer.

Section 10.09                          Hedging Liability and Funds Transfer and Deposit Account Liability Arrangements.

By virtue of a Lender’s execution of this Agreement or an assignment agreement pursuant to Section 12.07 hereof, as the case may be, any Affiliate of such Lender with whom any Loan Party has entered into an agreement creating Hedging Liability or Funds Transfer and Deposit Account Liability shall be deemed a Lender party hereto for purposes of any reference in a Loan Document to the parties for whom the Administrative Agent is acting, it being understood and agreed that the rights and benefits of such Affiliate under the Loan Documents consist exclusively of such Affiliate’s right to share in payments and collections out of the Collateral and the Guaranties as more fully set forth herein. In connection with any such distribution of payments and collections, or any request for the release of the Guaranties and the Collateral Agent’s Liens in connection with the termination of the Commitments and the payment in full of the Obligations, the Agents shall be entitled to assume no amounts are due to any Lender or its Affiliate with respect to Hedging Liability or Funds Transfer and Deposit Account Liability unless such Lender has notified the Administrative Agent in writing of the amount of any such liability owed to it or its Affiliate prior to such distribution or payment or release of Guaranties and Liens.

Section 10.10                          Joint Lead Arrangers, Etc.

The Joint Lead Arrangers, the Joint Bookrunners, the Syndication Agent and the Documentation Agent shall not have any rights, duties or responsibilities hereunder in their respective capacity as such.

Section 10.11                          Authorization to Release or Subordinated or Limited Liens.

The Collateral Agent is hereby irrevocably authorized by each of the Lenders and the L/C Issuer to (a) release any Lien covering any Collateral that is sold, transferred, or otherwise disposed of in accordance with the terms and conditions of this Agreement and the relevant Loan Documents (including a sale, transfer, or disposition permitted by the terms of Section 7.02(c) hereof or which has otherwise been consented to in accordance with Section 12.02 hereof), (b) release or subordinate any Lien on Collateral consisting of goods financed with purchase money indebtedness or under a Capitalized Lease to the extent such purchase money indebtedness or Capitalized Lease Obligation, and the Lien securing the same, are permitted hereunder, (c) reduce or limit the amount of the indebtedness secured by any particular item of Collateral to an amount not less than the estimated value thereof to the extent necessary to reduce mortgage registry, filing and similar tax, and (d) release Liens on the Collateral following termination or expiration of the Commitments and payment in full in cash of the Obligations.

Section 10.12                          Authorization to Enter into, and Enforcement of, the Loan Documents.

Each Agent is hereby irrevocably authorized by each of the Lenders and the L/C Issuer to execute and deliver the Loan Documents on behalf of each of the Lenders and their Affiliates and the L/C Issuer and to take such action and exercise such powers under the Loan Documents as such Agent considers appropriate, provided the Agents shall not amend the Loan Documents unless such amendment is agreed to in writing by the Required Lenders. Each Lender and L/C Issuer acknowledges and agrees that it will be bound by the terms and conditions of the Loan Documents upon the execution and delivery thereof by an Agent. Except as otherwise specifically provided for herein, no Lender (or its Affiliates) or L/C Issuer, other than Collateral Agent, shall have the right to institute any suit, action or proceeding in equity or at law for the foreclosure or other realization upon any Collateral or for the execution of any trust or power in respect of the Collateral or for the appointment of a receiver or for the enforcement of any other remedy under the Loan Documents; it being understood and intended that no one or more of the Lenders (or their Affiliates) or L/C Issuer shall have any right in any manner whatsoever to affect, disturb or prejudice the Liens of the Collateral Agent (or any security trustee therefor) under the Loan Documents by its or their action or to enforce any right thereunder, and that all proceedings at law or in equity shall be instituted, had, and maintained by the Collateral Agent (or its security trustee) in the manner provided for in the relevant Loan Documents for the benefit of the Lenders, the L/C Issuer, and their Affiliates.

ARTICLE XI

GUARANTY

Section 11.01                          Guaranty.

Each Guarantor hereby jointly and severally and unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under any Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of the Borrower, whether or not a claim for post-filing interest is allowed in such Insolvency Proceeding), Letter of Credit Obligations, Hedging Liability, Funds Transfer and Deposit Account Liability, fees, commissions, expense reimbursements, indemnifications or otherwise (such obligations, to the extent not paid by the Borrower, being the “Guaranteed Obligations”), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agents, the Lenders and the L/C Issuer in enforcing any rights under the guaranty set forth in this ARTICLE XI.  Without limiting the generality of the foregoing, each Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Agents, the Lenders and the L/C Issuer under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving the Borrower.

Section 11.02                          Guaranty Absolute.

Each Guarantor jointly and severally guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agents, the Lenders or the L/C Issuer with respect thereto.  Each Guarantor agrees that this ARTICLE XI constitutes a guaranty of payment when due and not of collection and waives, to the extent permitted by applicable law, any right to require that any resort be made by any Agent or any Lender to any Collateral. The obligations of each Guarantor under this ARTICLE XI are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce such obligations, irrespective of whether any action is brought against any Loan Party or whether any Loan Party is joined in any such action or actions.  The liability of each Guarantor under this ARTICLE XI shall be irrevocable, absolute and unconditional irrespective of, and each Guarantor hereby irrevocably waives, to the extent permitted by applicable law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

(a)                                  any lack of validity or enforceability of any Loan Document or any agreement or instrument relating thereto;

(b)                                 any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

(c)                                  any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(d)                                 the existence of any claim, set-off, defense or other right that any Guarantor may have at any time against any Person, including, without limitation, any Agent, any Lender or the L/C Issuer;

(e)                                  any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Loan Party; or

(f)                                    any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agents, the Lenders or the L/C Issuer that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

This ARTICLE XI shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agents, the Lenders, the L/C Issuer or any other Person upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

Section 11.03                          Waiver.

Each Guarantor hereby waives, to the extent permitted by applicable law, (i) promptness and diligence, (ii) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this ARTICLE XI and any requirement that the Agents, the Lenders or the L/C Issuer exhaust any right or take any action against any Loan Party or any other Person or any Collateral, (iii) any right to compel or direct any Agent, any Lender or the L/C Issuer to seek payment or recovery of any amounts owed under this ARTICLE XI from any one particular fund or source or to exhaust any right or take any action against any other Loan Party, any other Person or any Collateral, (iv) any requirement that any Agent, any Lender or the L/C Issuer protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any Loan Party, any other Person or any Collateral, and (v) any other defense available to any Guarantor. Each Guarantor agrees that the Agents, the Lenders and the L/C Issuer shall have no obligation to marshal any assets in favor of any Guarantor or against, or in payment of, any or all of the Obligations. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 11.03 is knowingly made in contemplation of such benefits.  Each Guarantor hereby waives, to the extent permitted by applicable law, any right to revoke this

ARTICLE XI, and acknowledges that this ARTICLE XI is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

Section 11.04                          Continuing Guaranty; Assignments.

This ARTICLE XI is a continuing guaranty and shall (a) remain in full force and effect until the later of the cash payment in full of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this ARTICLE XI and the Final Maturity Date, (b) be binding upon each Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Agents, the Lenders and the L/C Issuer and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under this Agreement (including, without limitation, all or any portion of its Revolving Credit Commitments, its Revolving Loans, the Reimbursement Obligations and the Letter of Credit Obligations owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted such Lender herein or otherwise, in each case as provided in Section 12.07.

Section 11.05                          Subrogation.

No Guarantor will exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of such Guarantor’s obligations under this ARTICLE XI, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agents, the Lenders and the L/C Issuer against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this ARTICLE XI shall have been paid in full in cash and the Final Maturity Date shall have occurred.  If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this ARTICLE XI and the Final Maturity Date, such amount shall be held in trust for the benefit of the Agents, the Lenders and the L/C Issuer and shall forthwith be paid to the Agents, the Lenders and the L/C Issuer to be credited and applied to the Guaranteed Obligations and all other amounts payable under this ARTICLE XI, whether matured or unmatured, in accordance with the terms of this Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this ARTICLE XI thereafter arising. If (i) any Guarantor shall make payment to the Agents, the Lenders and the L/C Issuer of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this ARTICLE XI shall be paid in full in cash and (iii) the Final Maturity Date shall have occurred, the Agents, the Lenders and the L/C Issuer will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

Section 11.06                          Savings Clause.

Notwithstanding the foregoing or any other provision of this Section to the contrary, if the obligations of any Guarantor under this Section 11 would, in any action or proceeding involving any state or provincial corporate law, or any state, provincial, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, otherwise be held or determined to be subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of a state, provincial or foreign law on account of the amount of its liability under this Section 11, then the amount of such liability shall, without further action by such Guarantor, or any Loan Party or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding.

ARTICLE XII

MISCELLANEOUS

Section 12.01                          Notices, Etc.

All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered, if to any Loan Party, at the following address:

Lantheus Medical Imaging, Inc.

331 Treble Cove Road

North Billerica, MA 01862

Attention: Robert Gaffey, VP, Finance

Telephone: 978-671-8618

Telecopier: 978-671-8079

with a copy to:

Lantheus Medical Imaging, Inc.

331 Treble Cove Road

North Billerica, MA 01862

Attention: Michael Duffy, VP, General Counsel

and Secretary

Telephone: 978-671-8408

Telecopier: 978-671-8724

with a copy to:

Avista Capital Partners, LP

65 East 55th Street, 18th Floor

New York, NY 10022

Attention: David Burgstahler

Telephone: 212-593-6920

Telecopier: 212-593-6921

with a copy to:

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention: Andrew Yoon, Esq.

Telephone: 212-310-8689

Telecopier: 212-310-8007

if to the Administrative Agent, to it at the

following address:

Bank of Montreal

115 South LaSalle Street, 18th Floor West

Chicago, IL 60603

Attention: Andrew J. Pluta

Telephone: (312) 461-7949

Telecopier: (312) 293-4060

with a copy to:

Goldberg Kohn Ltd.

55 East Monroe, Suite 3300

Chicago, IL 60603

Attention: Michael C. Hainen, Esq.

Telephone: 312-201-3913

Telecopier: 312-863-7413

if to the Collateral Agent, to it at the following

address:

Harris N.A.

115 South LaSalle Street, 18th Floor West

Chicago, IL 60603

Attention: Andrew J. Pluta

Telephone: (312) 461-7949

Telecopier: (312) 293-4060

with a copy to:

Goldberg Kohn Ltd.

55 East Monroe, Suite 3300

Chicago, IL 60603

Attention: Michael C. Hainen, Esq.

Telephone: 312-201-3913

Telecopier: 312-863-7413

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 12.01. All such notices and other communications shall be effective, (i) if mailed, when received or three days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery, except that notices to any Agent or the L/C Issuer pursuant to ARTICLE II and ARTICLE III shall not be effective until received by such Agent or the L/C Issuer, as the case may be.

Section 12.02                          Amendments, Etc.

No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Loan Party therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders (and, in the case of amendments, each Loan Party that is a party to this Agreement) or by the Collateral Agent with the consent of the Required Lenders, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given, provided, however, that no amendment, waiver or consent shall (i) increase the amount or extend the expiration date of any Revolving Credit Commitment of any Lender, reduce the principal of, or interest on, the Revolving Loans or the Reimbursement Obligations payable to any Lender, reduce the amount of any fee payable for the account of any Lender, or postpone or extend any date fixed for any payment of principal of, or interest or fees on, the Revolving Loans or Letter of Credit Obligations payable to any Lender, in each case without the written consent of any Lender affected thereby, (ii) increase the Total Revolving Credit Commitment (other than in connection with a Facilities Increase) without the written consent of each Lender, (iii) change the percentage of the Revolving Credit Commitments or of the aggregate unpaid principal amount of the Revolving Loans that is required for the Lenders or any of them to take any action hereunder, in each case, without the written consent of each Lender that would be affected thereby, (iv) amend the definition of “Required Lenders” or “Pro Rata Share”, in each case, without the written consent of each Lender, (v) release all or a substantial portion of the Collateral (except as otherwise provided in Sections 7.02(c) and Article VIII of this Agreement), subordinate any Lien granted in favor of the Collateral Agent for the benefit of the Lenders (except as otherwise provided in Article XIII of this Agreement), or release the Borrower or any Guarantor, in each case, without the written consent of each Lender that would be affected thereby, or (vi) amend, modify or waive Section 4.04 or this Section 12.02 of this Agreement, in each case, without the written consent of each Lender. Notwithstanding the foregoing, no amendment, waiver or consent shall, unless in writing and signed by an Agent, affect the rights or duties of such Agent (but not in its capacity as a Lender) under this Agreement or the other Loan Documents.

Section 12.03                          No Waiver; Remedies, Etc.

No failure on the part of any Agent or any Lender to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agents and the Lenders provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.  The rights of the Agents and the Lenders under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agents and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

Section 12.04                          Expenses; Attorneys’ Fees.

The Borrower will pay on demand, all reasonable out-of-pocket costs and expenses incurred by or on behalf of each Agent (and, in the case of clauses (b) through (m) below, each Lender), regardless of whether the transactions contemplated hereby are consummated, including, without limitation, reasonable fees, costs, client charges and expenses of counsel for each Agent (and, in the case of clauses (b) through (m) below, each Lender) (which will be limited to one primary counsel and, if necessary, one local counsel per jurisdiction for the indemnified parties, unless a conflict of interest exists), accounting, due diligence, periodic field audits, physical counts, valuations, investigations, searches and filings, monitoring of assets, appraisals of Collateral, title searches and reviewing environmental assessments, miscellaneous disbursements, examination, travel, lodging and meals, arising from or relating to:  (a) the negotiation, preparation, execution, delivery, performance and administration of this Agreement and the other Loan Documents (including, without limitation, the preparation of any additional Loan Documents pursuant to Section 7.01(b) or the review of any of the agreements, instruments and documents referred to in Section 7.01(f)), (b) any requested amendments, waivers or consents to this Agreement or the other Loan Documents whether or not such documents become effective or are given, (c) the preservation and protection of any of the Lenders’ rights under this Agreement or the other Loan Documents, (d) the defense of any claim or action asserted or brought against any Agent or any Lender by any Person that arises from or relates to this Agreement, any other Loan Document, the Agents’ or the Lenders’ claims against any Loan Party, or any and all matters in connection therewith, (e) the commencement or defense of, or intervention in, any court proceeding arising from or related to this Agreement or any other Loan Document, (f) the filing of any petition, complaint, answer, motion or other pleading by any Agent or any Lender, or the taking of any action in respect of their interest in Collateral or other security granted to such Person under a Loan Document, in accordance with this Agreement or any other Loan Document, (g) the protection, collection, lease, sale, taking possession of or liquidation of, any Collateral or other security in connection with this Agreement or any other Loan Document, (h) any attempt to enforce any Lien or security interest in any

Collateral or other security in connection with this Agreement or any other Loan Document, (i) any attempt to collect from any Loan Party, (j) all liabilities and costs arising from or in connection with the past, present or future operations of any Loan Party involving any damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Hazardous Materials on, upon or into such property, (k) any Environmental Liabilities and Costs incurred in connection with the investigation, removal, cleanup and/or remediation of any Hazardous Materials present or arising out of the operations of any facility of any Loan Party, (l) any Environmental Liabilities and Costs incurred in connection with any Environmental Lien, or (m) the receipt by any Agent or any Lender of any advice from professionals with respect to any of the foregoing.  Without limitation of the foregoing or any other provision of any Loan Document, (i) the Borrower agrees to pay all broker fees that may become due in connection with the transactions contemplated by this Agreement and the other Loan Documents, and (ii) if the Borrower fails to perform any covenant or agreement contained herein or in any other Loan Document, any Agent may itself perform or cause performance of such covenant or agreement, and the reasonable expenses of such Agent incurred in connection therewith shall be reimbursed on demand by the Borrower.

Section 12.05                          Right of Set-off.

Upon the occurrence and during the continuance of any Event of Default, any Agent, any Lender or the L/C Issuer may, and is hereby authorized to, at any time and from time to time, without notice to any Loan Party (any such notice being expressly waived by the Loan Parties) and to the fullest extent permitted by law, set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Agent, such Lender or the L/C Issuer to or for the credit or the account of any Loan Party against any and all Obligations either now or hereafter existing, irrespective of whether or not such Agent, such Lender or the L/C Issuer shall have made any demand hereunder or thereunder and although such obligations may be contingent or unmatured. Each Agent, each Lender and the L/C Issuer agrees to notify such Loan Party promptly after any such set-off and application made by such Agent or such Lender provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Agents, the Lenders and the L/C Issuer under this Section 12.05 are in addition to the other rights and remedies (including other rights of set-off) which the Agents, the Lenders and the L/C Issuer may have under this Agreement or any other Loan Documents of law or otherwise.

Section 12.06                          Severability.

Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 12.07                          Assignments and Participations.

(a)                                  This Agreement and the other Loan Documents shall be binding upon and inure to the benefit of each Loan Party and each Agent and each Lender and their respective successors and assigns; provided, however, that none of the Loan Parties may assign or transfer any of its rights hereunder or under the other Loan Documents without the prior written consent of each Lender and any such assignment without the Lenders’ prior written consent shall be null and void.

(b)                                 Each Lender may with the written consent of the Administrative Agent and, unless an Event of Default has occurred and is continuing, the Borrower (no such consents to be unreasonably withheld or delayed), assign to one or more other lenders or other entities all or a portion of its rights and obligations under this Agreement with respect to all or a portion of its Revolving Credit Commitment and the Revolving Loans made by it; provided, however, that (i) such assignment is in an amount which is at least $5,000,000 or a multiple of $1,000,000 in excess thereof (or the remainder of such Lender’s Revolving Credit Commitment) (except such minimum amount shall not apply to an assignment by a Lender to (x) a Lender, an Affiliate of such Lender or a Related Fund of such Lender or (y) a group of new Lenders, each of whom is an Affiliate or Related Fund of each other to the extent the aggregate amount to be assigned to all such new Lenders is at least $5,000,000 or a multiple of $1,000,000 in excess thereof), (ii) except as provided in the last sentence of this Section 12.07(b), the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance, an Assignment and Acceptance, together with any promissory note subject to such assignment and such parties shall deliver to the Administrative Agent, for the benefit of the Administrative Agent, a processing and recordation fee of $3,500 (except the payment of such fee shall not be required in connection with an assignment by a Lender to a Lender, an Affiliate of such Lender or a Related Fund of such Lender); and, after receipt of such Assignment and Acceptance, the Administrative Agent shall notify the Borrower of the same with reasonable promptness (except such notice shall not be required in connection with an assignment by a Lender to a Lender, an Affiliate of such Lender or a Related Fund of such Lender), (iii) no Lender shall assign any portion of its Revolving Loans or Revolving Credit Commitments to any Person that is identified in writing to the Administrative Agent on or prior to the Effective Date in the Fee Letter as an “Excluded Assignee/Participant” (it being agreed and understood that this clause (iii) shall not prohibit assignments by any Lender to any of its Affiliates or Related Funds or to any other Lender); (iv) no Lender shall assign any portion of its Revolving Loans or Revolving Credit Commitments to any Person that is a direct competitor of a Loan Party or has a controlling equity interest in, or is under common control with, a direct competitor of a Loan Party (it being agreed and understood that (x) for purposes of this clause (iv), a direct competitor of a Loan Party shall mean a Person that, as a material part of its business, manufactures or distributes Products, and (y) this clause (iv) shall not prohibit assignments by any Lender to any of its Affiliates or Related Funds, to any other Lender or to any commercial bank), and (v) no written consent of the Administrative Agent or the Borrower shall be required in connection with any assignment by a Lender to a Lender, an Affiliate of such Lender or a Related Fund of such Lender.  Upon such execution, delivery and acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least 3 Business Days after the delivery thereof to the Administrative Agent (or such shorter period as shall be agreed to by the Administrative Agent and the parties to such assignment), (A) the assignee thereunder shall become a “Lender” hereunder and, in addition to the rights and obligations hereunder held by it immediately prior to such effective date, have the rights and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and (B) the assigning Lender thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto). Notwithstanding anything to the contrary contained in this Section 12.07(b), a Lender shall not assign all or any portion of its rights or obligations under this Agreement to any Loan Party, any Affiliate of any Loan Party, the Sponsor or any Affiliate of the Sponsor. Notwithstanding anything to the contrary contained in this Section 12.07(b), a Lender may assign any or all of its rights under the Loan Documents to an Affiliate of such Lender or a Related Fund of such Lender without delivering an Assignment and Acceptance to the Agents or to any other Person (a “Related Party Assignment”); provided, however, that (I) the Borrower and the Administrative Agent may continue to deal solely and directly with such assigning Lender until an Assignment and Acceptance has been delivered to the Administrative Agent for recordation on the Register, (II) the Collateral Agent may continue to deal solely and directly with such assigning Lender until receipt by the Collateral Agent of a copy of the fully executed Assignment and Acceptance pursuant to Section 12.07(e), (III) the failure of such assigning Lender to deliver an Assignment and Acceptance to the Agents shall not affect the legality, validity, or binding effect of such assignment, and (IV) an Assignment and Acceptance between the assigning Lender and an Affiliate of such Lender or a Related Fund of such Lender shall be effective as of the date specified in such Assignment and Acceptance and recorded on the Related Party Register (as defined below).

(c)                                     By executing and delivering an Assignment and Acceptance, the assigning Lender and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows:  (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or any of its Subsidiaries or the performance or observance by any Loan Party of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the assigning

Lender, any Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents; (v) such assignee appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agents by the terms hereof and thereof, together with such powers as are reasonably incidental hereto and thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

(d)                                 The Administrative Agent shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain, or cause to be maintained at the Payment Office, a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitments of, and the principal amount of the Revolving Loans (and stated interest thereon) (the “Registered Loans”) and Letter of Credit Obligations owing to each Lender from time to time. Subject to the penultimate sentence of this Section 12.07(d), the entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agents and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice. In the case of an assignment pursuant to the last sentence of Section 12.07(b) as to which an Assignment and Acceptance is not delivered to the Administrative Agent, the assigning Lender shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register (the “Related Party Register”) comparable to the Register on behalf of the Borrower. The Related Party Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

(e)                                  Upon receipt by the Administrative Agent of a completed Assignment and Acceptance, and subject to any consent required from the Administrative Agent or the Borrower pursuant to Section 12.07(b) (which consent of the Administrative Agent must be evidenced by the Administrative Agent’s execution of an acceptance to such Assignment and Acceptance), the Administrative Agent shall accept such assignment, record the information contained therein in the Register.

(f)                                    A Registered Loan (and the registered note, if any, evidencing the same) may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register or the Related Party Register (and each registered note shall expressly so provide). Any assignment or sale of all or part of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by registration of such assignment or sale on the Register or the Related Party Register, together with the surrender of the registered note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or sale duly executed by) the holder of such registered note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new registered notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or sale of any Registered Loan (and the registered note, if any, evidencing the same), the Agents shall treat the Person in whose name such Registered Loan (and the registered note, if any, evidencing the same) is registered on the Register as the owner thereof for the purpose of receiving all payments thereon, notwithstanding notice to the contrary.

(g)                                 In the event that any Lender sells participations in a Registered Loan, such Lender shall, acting for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name of all participants in the Registered Loans held by it and the principal amount (and stated interest thereon) of the portion of the Registered Loan that is the subject of the participation (the “Participant Register”). A Registered Loan (and the registered note, if any, evidencing the same) may be participated in whole or in part only by registration of such participation on the Participant Register (and each registered note shall expressly so provide). Any participation of such Registered Loan (and the registered note, if any, evidencing the same) may be effected only by the registration of such participation on the Participant Register. The Participant Register shall be available for inspection by the Borrower and any Lender at any reasonable time and from time to time upon reasonable prior notice.

(h)                                 Any Lender who purchases or is assigned or participates in any portion of such Registered Loan shall comply with Section 2.08(d), (f) and (g).

(i)                                     Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of its Revolving Credit Commitments, the Revolving Loans made by it and its Pro Rata Share of the Letter of Credit Obligations); provided, that (i) such Lender’s obligations under this Agreement (including without limitation, its Revolving Credit Commitments hereunder) and the other Loan Documents shall remain unchanged; (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and the Borrower, the Agents and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents; (iii) a participant shall not be entitled to require such Lender to take or omit to take any action hereunder except (A) action directly effecting an extension of the maturity dates or decrease in the principal amount of the Revolving Loans or Letter of Credit Obligations, (B) action directly effecting an extension of the due dates or a decrease in the rate of interest payable on the Revolving Loans or the fees payable under this Agreement, or (C) actions directly effecting a release of all or a substantial portion of the Collateral or any Loan Party (except as set forth in Section 10.11 of this Agreement or any other Loan Document); (iv) no Lender shall participate any portion of its Revolving Loans or Revolving Credit Commitments to any Person that is identified in writing to the Administrative Agent on or prior to the Effective Date in the Fee Letter as an “Excluded Assignee/Participant” (it being agreed and understood that this clause (iv) shall not prohibit participations by any Lender to any of its Affiliates or Related Funds or to any other Lender); and (v) no Lender shall participate any portion of its Revolving Loans or Revolving Credit Commitments to any Person that is a direct competitor of a Loan Party or has a controlling equity interest in, or is under common control with, a direct competitor of a Loan Party (it being agreed and understood that (x) for purposes of this clause (v), a direct competitor of a Loan Party shall mean a Person that, as a material part of its business, manufactures or distributes Products, and (y) this clause (v) shall not prohibit participations by any Lender to any of its Affiliates or Related Funds, to any other Lender or to any commercial bank). The Loan Parties agree that each participant shall be entitled to the benefits of Section 2.08 and Section 4.05 of this Agreement with respect to its participation in any portion of the Revolving Credit Commitments and the Revolving Loans as if it was a Lender, provided, however, that a participant shall not be entitled to receive any greater payment under Sections 2.08 or 4.05 than the applicable Lender would have been entitled to receive with respect to the participation sold to such participant, unless (I) the sale of the participation to such participant is made with the Borrower’s prior written consent, or (II) such entitlement to a greater payment resulted from a Change in Law after the participant became a participant.

(j)                                     If (i) the Borrower is obligated to make any material payments under Section 2.08 and Section 4.05 to any Lender, (ii) any Lender becomes a Defaulting Lender, or (iii) any action to be taken by the Lenders or the Agents hereunder requires the unanimous consent, authorization, or agreement of all Lenders and the Required Lenders have agreed to such consent, authorization, or agreement, and a Lender fails to give its consent, authorization, or agreement (each such Lender, other than any Agent or any Lender that is an Affiliate or Related Fund of each Agent, an “Affected Lender”), then the Borrower, upon at least 5 Business Days prior irrevocable notice to the Agents and the Affected Lender, may require such Affected Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.07), all of its interests, rights and obligations under this Agreement and the other Loan Documents to one or more substitute Lenders with the consent of the Administrative Agent (each, a “Substitute Lender”). The Substitute Lender shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (A) the Borrower shall have paid to the Administrative Agent the processing and recordation fee specified in Section 12.07(b), (B) such Affected Lender shall have received payment of an amount equal to the outstanding principal of its Revolving Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 2.10), from the Substitute Lender (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (C) in the case of any such assignment resulting from a claim for compensation under Section 2.08 or payments required to be made pursuant to Section 4.05, such assignment will result in a reduction in such compensation or payments thereafter; and (D) such assignment does not conflict with applicable Law.

(k)                                  Such notice to replace the Affected Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given, provided that any Affected Lender which receives notice pursuant to Section 12.07(j) that it is being replaced shall not be replaced if, not later than three (3) Business Days’ following receipt by such Lender of such notice, the conditions set forth in clauses (i), (ii) and (iii) above are no longer applicable with respect to such Lender.

Neither any Agent nor any Lender shall have any obligation to the Borrower to find a Substitute Lender. Prior to the effective date of such replacement, the Affected Lender and each Substitute Lender shall execute and deliver an Assignment and Acceptance, subject only to the Affected Lender being repaid its share of the outstanding Obligations. If the Affected Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance prior to the effective date of such replacement, the Affected Lender shall be deemed to have executed and delivered such Assignment and Acceptance. The replacement of any Affected Lender shall be made in accordance with the terms of this Section 12.07.

(l)                                     Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPC”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; provided that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof; provided further that nothing herein shall make the SPC a “Lender” for the purposes of this Agreement, obligate the Borrower or any other Loan Party or the Administrative Agent to deal with such SPC directly, obligate the Borrower or any other Loan Party in any manner to any greater extent than they were obligated to the Granting Lender, or increase costs or expenses of the Borrower. The Loan Parties and the Administrative Agent shall be entitled to deal solely with, and obtain good discharge from, the Granting Lender and shall not be required to investigate or otherwise seek the consent or approval of any SPC, including for the approval of any amendment, waiver or other modification of any provision of any Loan Document. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States of America or any state thereof. In addition, notwithstanding anything to the contrary contained in this Section 12.07(l), any SPC may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and the Administrative Agent) providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.

Section 12.08                          Counterparts.

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telecopier or electronic transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopier or electronic transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Loan Document mutatis mutandis.

Section 12.09                          GOVERNING LAW.

THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY IN ANOTHER LOAN DOCUMENT IN RESPECT OF SUCH OTHER LOAN DOCUMENT) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

Section 12.10                          CONSENT TO JURISDICTION; SERVICE OF PROCESS  AND VENUE.

ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH LOAN PARTY HEREBY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN SECTION 12.01, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENTS AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY LOAN PARTY IN ANY OTHER JURISDICTION. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION

HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY LOAN PARTY HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH LOAN PARTY HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Section 12.11                          WAIVER OF JURY TRIAL, ETC.

EACH LOAN PARTY, EACH AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH LOAN PARTY CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT.

Section 12.12                          Consent by the Agents and Lenders.

Except as otherwise expressly set forth herein to the contrary, if the consent, approval, satisfaction, determination, judgment, acceptance or similar action (an “Action”) of any Agent or any Lender shall be permitted or required pursuant to any provision hereof or any provision of any other agreement to which any Loan Party is a party and to which any Agent or any Lender has succeeded thereto, such Action shall be required to be in writing and may be withheld or denied by such Agent or such Lender, in its sole discretion, with or without any reason, and without being subject to question or challenge on the grounds that such Action was not taken in good faith.

Section 12.13                          No Party Deemed Drafter.

Each of the parties hereto agrees that no party hereto shall be deemed to be the drafter of this Agreement.

Section 12.14                          Reinstatement; Certain Payments.

If any claim is ever made upon any Agent, any Lender or the L/C Issuer for repayment or recovery of any amount or amounts received by such Agent, such Lender or the L/C Issuer in payment or on account of any of the Obligations, such Agent, such Lender or the L/C Issuer shall give prompt notice of such claim to each other Agent and Lender and the Borrower, and if such Agent, such Lender or the L/C Issuer repays all or part of such amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such Agent, such Lender or the L/C Issuer or any of its property, or (ii) any good faith settlement or compromise of any such claim effected by such Agent, such Lender or the L/C Issuer with any such claimant, then and in such event each Loan Party agrees that (A) any such judgment, decree, order, settlement or compromise shall be binding upon it notwithstanding the cancellation of any Indebtedness hereunder or under the other Loan Documents or the termination of this Agreement or the other Loan Documents, and (B) it shall be and remain liable to such Agent, such Lender or the L/C Issuer hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by such Agent, such Lender or the L/C Issuer.

Section 12.15                          Indemnification.

(a)                                  General Indemnity. In addition to each Loan Party’s other Obligations under this Agreement, each Loan Party agrees to, jointly and severally, defend, protect, indemnify and hold harmless each Agent, each Lender and the L/C Issuer and all of their respective officers, directors, employees, attorneys, consultants and agents (collectively called the “Indemnitees”) from and against any and all losses, damages, liabilities, obligations, penalties, fees, reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees, costs and expenses which will be limited to one primary counsel and, if necessary, one local counsel per jurisdiction for the indemnified parties, unless a conflict of interest exists) incurred by such Indemnitees, whether prior to or from and after the Effective Date, whether direct, indirect or consequential, as a result of or arising from or relating to or in connection with any of the following: (i) the negotiation, preparation, execution or performance or enforcement of this Agreement, any other Loan Document or of any other document executed in connection with the transactions contemplated by this Agreement, (ii) any Agent’s or any Lender’s furnishing of funds to the Borrower or the L/C Issuer’s issuing of Letters of Credit for the account of the Borrower under this Agreement or the other Loan Documents, including, without limitation, the management of any such Revolving Loans, the Reimbursement Obligations or the Letter of Credit Obligations, (iii) any matter relating to the financing transactions contemplated by this Agreement or the other Loan Documents or by any document executed in connection with the transactions contemplated by this Agreement or the other Loan Documents, or (iv) any claim, litigation, investigation or proceeding relating to any of the foregoing, whether or not any Indemnitee is a party thereto (collectively, the “Indemnified Matters”); provided, however, that the Loan Parties shall not have any obligation to any Indemnitee under this subsection (a) for any Indemnified Matter caused by the gross negligence, willful misconduct or bad faith of, or material breach of the Loan Documents by, such Indemnitee, as determined by a final judgment of a court of competent jurisdiction.

(b)                                 Environmental Indemnity. Without limiting Section 12.15(a) hereof, each Loan Party agrees to, jointly and severally, defend, indemnify, and hold harmless the Indemnitees against any and all Environmental Liabilities and Costs and all other claims, demands, penalties, fines, liability (including strict liability), losses, damages, costs and expenses (including without limitation, reasonable legal fees and expenses, consultant fees and laboratory fees), arising out of (i) any Releases or threatened Releases (x) at any property presently or formerly owned or operated by any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest, or (y) of any Hazardous Materials generated and disposed of by any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest; (ii) any violations of Environmental Laws; (iii) any Environmental Action relating to any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest; (iv) any personal injury (including wrongful death) or property damage (real or personal) arising out of exposure to Hazardous Materials used, handled, generated, transported or disposed by any Loan Party or any Subsidiary of any Loan Party, or any predecessor in interest; and (v) any breach of any warranty or representation regarding environmental matters made by the Loan Parties in Section 6.01(p) or the breach of any covenant made by the Loan Parties in Section 7.01(j). Notwithstanding the foregoing, the Loan Parties shall not have any obligation to any Indemnitee under this subsection (b) regarding any potential environmental matter covered hereunder which is caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final judgment of a court of competent jurisdiction.

(c)                                  The indemnification for all of the foregoing losses, damages, fees, costs and expenses of the Indemnitees are chargeable against the Loan Account. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 12.15 may be unenforceable because it is violative of any law or public policy, each Loan Party shall, jointly and severally, contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees. The indemnities set forth in this Section 12.15 shall survive the repayment of the Obligations and discharge of any Liens granted under the Loan Documents, provided that the Borrower shall not have any obligation to any Indemnitee under this Section 12.15 for any matter covered hereunder to the extent caused by the gross negligence or willful misconduct of such Indemnitee, as determined by a final, nonappealable judgment of a court of competent jurisdiction.

Section 12.16                          Records.

The unpaid principal of and interest on the Revolving Loans, the interest rate or rates applicable to such unpaid principal and interest, the duration of such applicability, the Revolving Credit Commitments, and the accrued and unpaid fees payable pursuant to Section 2.06 hereof, the Unused Line Fee and the Letter of Credit Fee, shall at all times be ascertained from the records of the Agents, which shall be conclusive and binding absent manifest error.

Section 12.17                          Binding Effect.

This Agreement shall become effective when it shall have been executed by each Loan Party, each Agent and each Lender and when the conditions precedent set forth in Section 5.01 hereof have been satisfied or waived in writing by the Agents, and thereafter shall be binding upon and inure to the benefit of each Loan Party, each Agent and each Lender, and their respective successors and assigns, except that the Loan Parties shall not have the right to assign their rights hereunder or any interest herein without the prior written consent of each Lender, and any assignment by any Lender shall be governed by Section 12.07 hereof.

Section 12.18                          Excess Interest.

Notwithstanding any provision to the contrary contained herein or in any other Loan Document, no such provision shall require the payment or permit the collection of any amount of interest in excess of the maximum amount of interest permitted by applicable law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the Loans or other obligations outstanding under this Agreement or any other Loan Document (“Excess Interest”). If any Excess Interest is provided for, or is adjudicated to be provided for, herein or in any other Loan Document, then in such event (a) the provisions of this Section shall govern and control, (b) neither the Borrower nor any guarantor or endorser shall be obligated to pay any Excess Interest, (c) any Excess Interest that the Administrative Agent or any Lender may have received hereunder shall, at the option of the Administrative Agent, be (i) applied as a credit against the then outstanding principal amount of Obligations hereunder and accrued and unpaid interest thereon (not to exceed the maximum amount permitted by applicable law), (ii) refunded to the Borrower, or (iii) any combination of the foregoing, (d) the interest rate payable hereunder or under any other Loan Document shall be automatically subject to reduction to the maximum lawful contract rate allowed under applicable usury laws (the “Maximum Rate”), and this Agreement and the other Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in the relevant interest rate, and (e) neither the Borrower nor any guarantor or endorser shall have any action against the Administrative Agent or any Lender for any damages whatsoever arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any of Borrower’s Obligations is calculated at the Maximum Rate rather than the applicable rate under this Agreement, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on the Borrower’s Obligations shall remain at the Maximum Rate until the Lenders have received the amount of interest which such Lenders would have received during such period on the Borrower’s Obligations had the rate of interest not been limited to the Maximum Rate during such period.

Section 12.19                          Confidentiality.

Each Agent and each Lender agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with its customary procedures for handling confidential information of this nature and in accordance with safe and sound practices of comparable commercial finance companies, any non-public information supplied to it by the Loan Parties pursuant to this Agreement or the other Loan Documents which is identified in writing by the Loan Parties as being confidential at the time the same is delivered to such Person (and which at the time is not, and does not thereafter become, publicly available or available to such Person from another source not known to be subject to a confidentiality obligation to such Person not to disclose such information), provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to counsel for any Agent or any Lender, (iii) to examiners, auditors, accountants or Securitization Parties, (iv) in connection with any litigation to which any Agent or any Lender is a party or (v) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first agrees, in writing, to be bound by confidentiality provisions similar in substance to this Section 12.19. Notwithstanding the foregoing, each Agent and each Lender may disclose to any and all Persons, without limitation of any kind, the tax treatment and tax structure of the financing contemplated by this Agreement, and all materials of any kind (including opinions or other tax analyses) that are provided to any Agent or any Lender relating to such tax treatment and tax structure. Each Agent and each Lender agrees that, upon receipt of a request or identification of the requirement for disclosure pursuant to clause (iv) hereof, it will make reasonable efforts to keep the Loan Parties informed of such request or identification; provided that the each Loan Party acknowledges that each Agent and each Lender may make disclosure as required or requested by any Governmental Authority or representative thereof and that each Agent and each Lender may be subject to review by Securitization Parties or other regulatory agencies and may be required to provide to, or otherwise make available for review by, the representatives of such parties or agencies any such non-public information. Notwithstanding anything herein to the contrary, the information subject to this Section 12.19 shall not include, and each Agent and each Lender may disclose without limitation of any kind, any information with respect to the “tax treatment” and “tax structure” (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Revolving Loans, Letters of Credit and transactions contemplated hereby.

Section 12.20                          Anti-Terrorism Laws.

(a)                                       General. None of the Loan Parties or any Subsidiary of any Loan Party is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

(b)                                      USA Patriot Act Notice. Each Lender that is subject to the USA PATRIOT Act or the PCTFA, and each Agent (for itself and not on behalf of any

Lender) hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act, or the PCTFA, as applicable, it is required to obtain, verify and record information that identifies the Borrower, which information includes the name, address and tax identification number of the Borrower and other information regarding the Borrower that will allow such Lender or such Agent, as applicable, to identify the Borrower in accordance with the USA PATRIOT Act. This notice is given in accordance with the requirements of the USA PATRIOT Act and is effective as to the Lenders and the Agents.

(c)                                  Executive Order No. 13224. None of the Loan Parties, or any Subsidiary of any Loan Party is any of the following (each a “Blocked Person”):

(i)                                          a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

(ii)                                       a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

(iii)                                    a Person with which any Agent or any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

(iv)                                   a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order No. 13224; or

(v)                                      a Person that is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list.

(d)                                 Anti-Terrorism Laws. The Loan Parties shall not (i) to its knowledge, conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) to its knowledge, deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order No. 13224, the USA Patriot Act or any other Anti-Terrorism Law.

(e)                                  No Reliance on Agent’s Customer Identification Program. Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Agents to carry out such Lender’s, Affiliate’s, participant’s or assignee’s customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the “CIP Regulations”), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Loan Parties or their Subsidiaries, the Loan Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any recordkeeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or such other Laws.

Section 12.21                          Tax Shelter Regulations.

None of the Loan Parties intends to treat the Revolving Loans and/or Letters of Credit and related transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4). In the event any of the Loan Parties determines to take any action inconsistent with such intention, the Borrower will promptly (1) notify the Agents thereof, and (2) deliver to the Agents a duly completed copy of IRS Form 8886 or any successor form. If the Borrower so notifies the Agents, the Borrower acknowledges that one or more of the Lenders may treat its Revolving Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

Section 12.22                          Integration.

This Agreement, together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Donald Kiepert
Name: Donald Kiepert
Title: President and Chief Executive Officer

GUARANTORS:

LANTHEUS MI INTERMEDIATE, INC.

By:	/s/ Donald Kiepert
Name: Donald Kiepert
Title: President and Chief Executive Officer

LANTHEUS MI REAL ESTATE, LLC

By:	Lantheus Medical Imaging, Inc., its sole member

	By:	/s/ Donald Kiepert
Name: Donald Kiepert
Title: President and Chief Executive Officer

Signature Page to Credit Agreement

COLLATERAL AGENT:

HARRIS N.A.

By:	/s/ Andrew J. Pluta
Name:	Andrew J. Pluta
Title:	Vice President

ADMINISTRATIVE AGENT:

BANK OF MONTREAL

By:	/s/ Andrew J. Pluta
Name:	Andrew J. Pluta
Title:	Vice President

LENDER:

BANK OF MONTREAL

By:	/s/ Andrew J. Pluta
Name:	Andrew J. Pluta
Title:	Vice President

Address of Lending Office:
115 S, Lasalle Street
18th Floor West
Chicago, IL 60603

Signature Page to Credit Agreement

NATIXIS

By:	/s/ Frank H. Madden, Jr.
Name:	Frank H. Madden, Jr.
Title:	Managing Director

By:	/s/ Tefta Ghilaga
Name:	Tefta Ghilaga
Title:	Director Natixis

Address of Lending Office:
9 West 57th Street
New York, N.Y.
10019

JEFFERIES FINANCE LLC

By:	/s/ E. J. Hess
Name:	E. J. Hess
Title:	Managing Director

Address of Lending Office:
520 Madison Avenue
16th Floor
New York, NY 10022

Signature Page to Credit Agreement

JOINT BOOKRUNNER AND JOINT LEAD ARRANGER:

BANK OF MONTREAL

By:	/s/ Andrew J. Pluta
Name:	Andrew J. Pluta
Title:	Vice President

NATIXIS

By:	/s/ Frank H. Madden, Jr.
Name:	Frank H. Madden, Jr.
Title:	Managing Director

By:	/s/ Tefta Ghilaga
Name:	Tefta Ghilaga
Title:	Director Natixis

SYNDICATION AGENT:

NATIXIS

By:	/s/ Frank H. Madden, Jr.
Name:	Frank H. Madden, Jr.
Title:	Managing Director

By:	/s/ Tefta Ghilaga
Name:	Tefta Ghilaga
Title:	Director Natixis

DOCUMENTATION AGENT:

JEFFERIES FINANCE LLC

By:	/s/ E. J. Hess
Name:	E. J. Hess
Title:	Managing Director

Signature Page to Credit Agreement

Schedule 1.01(A)      Revolving Credit Commitments

Lender	Revolving Credit Commitment
Bank of Montreal	$25,000,000.00
Natixis	$12,500,000.00
Jefferies Finance LLC	$5,000,000.00
Total	$42,500,000.00

Schedule 6.01(e)      Subsidiaries

	Jurisdiction of	Ownership of outstanding
Subsidiary Name	Organization	Capital Stock
Lantheus Medical Imaging, Inc.	Delaware	100% owned by Lantheus MI Intermediate, Inc.
Lantheus MI Real Estate, LLC	Delaware	100% owned by Lantheus Medical Imaging, Inc.
Lantheus MI Radiopharmaceuticals, Inc.	Commonwealth of Puerto Rico	100% owned by Lantheus Medical Imaging, Inc.
Lantheus MI Australia Pty Ltd	Victoria, Australia	100% owned by Lantheus Medical Imaging, Inc.
Lantheus MI Canada Inc.	ON, Canada	100% owned by Lantheus Medical Imaging, Inc.
Lantheus MI UK Limited	England and Wales	100% owned by Lantheus Medical Imaging, Inc.

Schedule 6.01(f)      Litigation; Commercial Tort Claims

None.

Schedule 6.01(i)      ERISA

None.

Schedule 6.01(n)      Real Property

Loan Party	Address	Owned/Leased
Lantheus MI Real Estate, LLC	31 Treble Cove Road North Billerica, MA	Owned

Schedule 6.01(q)      Insurance

See attached.

Schedule 6.01(q)

Policies written through Aon

ITEM	INSURANCE TYPE	INSURANCE COMPANY	POLICY NO.
1.	General Liability	Federal Insurance Company	3590-44-72
2.	Workers Compensation	Pacific Indemnity Insurance Co.	7173-32-94
3.	Umbrella Liability	National Union Fire Insurance Company	BE31163504
4.	Excess Liability	Navigators Insurance Co.	NY10EXC7028261V
5.	Foreign Liability	Great Northern Insurance Co.	7499-90-44
6.	Pollution Legal Liability	American International Specialty	PLS5513930
7.	Commercial Property	Zurich American Insurance Company	PPR596413902
8.	Business Auto	Federal Insurance Co.	7355-50-59
9.	Ocean Cargo	Starr Indemnity & Liability Ins. Co.	MASICBN0038US10
10.	Business Auto	Chubb Insurance Co. of Canada	99476195
11.	Business Auto	Mapfre Praico Insurance Co.	1225330800003
12.	Primary Products Liability	Medmarc Noetic Specialty Insurance Co.	N09MA380002
13.	Excess Products Liability	Federal Insurance Company	7986-70-92
14.	Excess Products Liability	Lexington Insurance Co.	6795107
15.	Excess Products Liability	Illinois Union Insurance Co.	G23853316003
16.	Excess Products Liability	Columbia Casualty Company	ADE20974726912
17.	Professional Liability	Columbia Casualty Company	ADT2097473064-2

Policies written through Willis

ITEM	INSURANCE TYPE	INSURANCE COMPANY	POLICY NO.
1.	Management Liability	Chartis Specialty Insurance Company	01-481-62-77
2.	D&O Excess	Carolina Casualty Insurance Company	18000510
3.	D&O Excess	Zurich American Insurance Company	DOC 9380162-01
4.	Crime	Zurich American Insurance Company	FID 938014801
5.	Kidnap and Ransom	National Union Fire Insurance Company of Pittsburgh, PA	99-330-574

Schedule 6.01(u)      Intellectual Property

Material licenses

1.                                       Purchase Agreement effective as of April 6, 2009 between Bayer Schering Pharma AG and Lantheus Medical Imaging, Inc.

2.                                       Asset Purchase Agreement dated as of April 6, 2009 between EPIX Pharmaceuticals, Inc. and Lantheus Medical Imaging, Inc.

3.                                       Assignment Agreement dated as of March 31, 2009 between EPIX Pharmaceuticals, Inc. and Lantheus Medical Imaging, Inc.

4.                                       Cross License Agreement dated as of October 29, 2004 between IMCOR Pharmaceutical Co., Bristol-Myers Squibb Company and Bristol-Myers Squibb Medical Imaging, Inc.

5.                                       License Agreement dated April 10, 2003 between Bristol-Myers Squibb Medical Imaging, Inc. and Bracco International, B.V.

6.                                       License Agreement dated as of October 31, 2001 between Amersham Health AS, Bristol-Myers Squibb Pharma Company and Bristol-Myers Squibb Medical Imaging, Inc., as amended by the First Amendment to License Agreement effective as of July 30, 2004 between Amersham Health AS, Bristol-Myers Squibb Pharma Company and Bristol-Myers Squibb Medical Imaging Inc.

See attached list of patents and patent applications.

See attached list of trademarks and trademark applications.

Patents and Patent Applications

Country	Title	Application No.	Filing Date	Patent No.	Issue Date	Status
USA	ESTER-SUBSTITUTED DIAMINEDITHIOLS AND RADIOLABELED COMPLEXES THEREOF	08/139894	20-Oct-93	5431900	11-Jul-95	Granted
Argentina	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	P990100124	15-Jan-99			Pending
Australia	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	21155/99	14-Jan-99	746067	25-Jul-02	Granted
Australia	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	2006200015	14-Jan-99	2006200015	8-May-08	Granted
Brazil	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	PI9907066-9	14-Jan-99			Pending
Canada	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	2317921	14-Jan-99			Pending
Chile	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	54-1999	14-Jan-99			Pending
China	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	99802102.4	14-Jan-99	ZL99802102.4	9-Mar-05	Granted
Europe	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	04075388.1	14-Jan-99			Granted
Hong Kong	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	04107194.5	14-Jan-99			Pending
Hungary	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	P0100206	14-Jan-99			Pending
Israel	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	137018	14-Jan-99			Pending
Japan	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	2000-539875	14-Jan-99			Pending
Korea	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	10-2000-7007716	14-Jan-99	10-0711663	19-Apr-07	Granted
Mexico	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	006299	14-Jan-99	265347	23-Mar-09	Granted
Norway	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	20003471	14-Jan-99	321866	16-Jul-06	Granted
New Zealand	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	505082	14-Jan-99	505082	3-Mar-03	Granted
Philippines	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	11999000083	14-Jan-99			Published
Russia	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	200000765	14-Jan-99	/002978	26-Dec-02	Granted
Poland	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	P342473	14-Jan-99	193672	5-Feb-08	Granted
Singapore	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND	200003772-1	14-Jan-99	74468 [WO99/36104]	31-Jul-02	Granted
Slovakia	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	PV1031-2000S	14-Jan-99	285333	6-Sep-06	Granted
Taiwan	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	088100521	22-Feb-99	I242448	1-Nov-05	Granted
USA	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	10/667931	22-Sep-03			Pending
South Africa	PREPARATION OF A LIPID BLEND AND A PHOSPHOLIPID SUSPENSION CONTAINING THE LIPID BLEND, AND CONTRAST AGENTS BASED ON THESE	99/0247	14-Jan-99	99/0247	27-Sep-00	Granted
Australia	APPARATUS AND METHODS FOR ON-LINE MONITORING OF FLUORINATED MATERIAL IN HEADSPACE OF VIAL	2002243807	1-Feb-02	2002243807	7-Jun-07	Granted
Canada	APPARATUS AND METHODS FOR ON-LINE MONITORING OF FLUORINATED MATERIAL IN HEADSPACE OF VIAL	2437217	1-Feb-02			Pending

Confidential						5/7/2010

1

Europe	APPARATUS AND METHODS FOR ON-LINE MONITORING OF FLUORINATED MATERIAL IN HEADSPACE OF VIAL	02709316.0	1-Feb-02			Published
Norway	APPARATUS AND METHODS FOR ON-LINE MONITORING OF FLUORINATED MATERIAL IN HEADSPACE OF VIAL	20033435	1-Feb-02			Pending
USA	APPARATUS AND METHODS FOR ON-LINE MONITORING OF FLUORINATED MATERIAL IN HEADSPACE OF VIAL	10/062206	1-Feb-02	6943692	13-Sep-05	Granted
Canada	LIPOSOMES AS CONTRAST AGENTS FOR ULTRASONIC IMAGING	2069759	19-Dec-90	2069759	16-Jan-07	Granted
Japan	LIPOSOMES AS CONTRAST AGENTS FOR ULTRASONIC IMAGING	503276/91	19-Dec-90	3309356	24-May-02	Granted
USA	LIPOSOMES AS CONTRAST AGENTS FOR ULTRASONIC IMAGING AND METHODS FOR PREPARING THE SAME	07/818069	8-Jan-92	5230882	27-Jul-93	Granted
USA	IONOPHORE CONTAINING LIPOSOMERS FOR ULTRASOUND IMAGING	07/967974	27-Oct-92	5352435	4-Oct-94	Granted
USA	LIPOSOMES AS CONTRAST AGENTS FOR ULTRASONIC IMAGING	08/395683	28-Feb-95	5456901	10-Oct-95	Granted
USA	NOVEL THERAPEUTIC DELIVERY SYSTEMS RELATED APPLICATIONS	08/160232	30-Nov-93	5542935	6-Aug-96	Granted
Austria	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	ATE203148T2	18-Jul-01	Granted
Australia	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	20020/92	31-Mar-92	667471	13-Aug-96	Granted
Belgium	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Canada	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	2110491	31-Mar-92	2110491	24-Jul-07	Granted
Switzerland	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Germany	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	69231950.6-08	18-Jul-01	Granted
Denmark	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Europe	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Spain	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
France	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
United Kingdom	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Greece	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Italy	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	35846BE/2004	18-Jul-01	Granted
Japan	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	500847/93	31-Mar-92	3456584	1-Aug-03	Granted
Liechtenstein	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Luxembourg	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Netherlands	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
Sweden	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	92912456.8	31-Mar-92	0616508	18-Jul-01	Granted
USA	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	07/717084	18-Jun-91	5228446	20-Jul-93	Granted
USA	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	08/017683	12-Feb-93	5305757	26-Apr-94	Granted
USA	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	08/088268	7-Jul-93	5348016	20-Sep-94	Granted
USA	GAS FILLED LIPOSOMES AND THEIR USE AS ULTRASONIC CONTRAST AGENTS	08/199462	22-Feb-94	5769080	23-Jun-98	Granted
Austria	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	ATE233574T1	5-Mar-03	Granted
Australia	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	70431/94	20-May-94	683900	6-Aug-98	Granted
Australia	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	56271/98	24-Feb-98	713127	9-Mar-00	Granted
Belgium	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
Brazil	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	PI1100994-2	14-May-97	PI1100994-2	7-Dec-99	Granted
Canada	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	2164845	20-May-94	2164845	29-Apr-08	Granted
Switzerland	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted
China	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94192402.5	20-May-94	ZL94192402.5	19-Oct-03	Granted
Germany	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	69432219.9-08	5-Mar-03	Granted
Denmark	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
Europe	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted

2

Spain	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
France	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted
United Kingdom	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted
Greece	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
Hong Kong	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	99105053.5	20-Feb-04	HK1028943	14-May-04	Granted
Ireland	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
Italy	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	24556BE/2003	5-Mar-03	Granted - SPC
Japan	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	501839/95	20-May-94	4274387	13-Mar-09	Granted
Japan	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	2007-190697	23-Jul-07			Pending
Liechtenstein	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted
Luxembourg	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
Netherlands	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
Portugal	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
Sweden	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	94919208.2	20-May-94	0712293	5-Mar-03	Granted - SPC
USA	METHODS OF PREPARING GAS AND GASEOUS PRECURSOR-FILLED MICROSPHERES	08/159687	30-Nov-93	5585112	17-Dec-96	Granted
USA	METHODS OF PREPARING GASEOUS PRECURSOR-FILLED MICROSPHERES	08/487230	6-Jun-95	5853752	29-Dec-98	Granted
Argentina	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	P960101458	21-Feb-96	AR003110B1	28-Dec-05	Granted
Australia	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	31465/95	26-Jul-95	708341	18-Nov-99	Granted
Canada	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	2200061	26-Jul-95	2200061	10-Apr-07	Granted
Switzerland	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	0788348	14-Jul-04	Granted
Chile	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	217-1996	15-Feb-96			Pending
China	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95195094.0	26-Jul-95	ZL95195094.0	8-Jan-03	Granted
Germany	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	69533261.9-08	14-Jul-04	Granted
Europe	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	0788348	14-Jul-04	Granted
Europe	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	04076135.5	26-Jul-95			Granted
Spain	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	0788348	14-Jul-04	Granted
France	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	0788348	14-Jul-04	Granted
United Kingdom	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	0788348	14-Jul-04	Granted
Greece	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	0788348	14-Jul-04	Granted

3

Ireland	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	0788348	14-Jul-04	Granted
Italy	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	95927429.1	26-Jul-95	31278BE/2004	14-Jul-04	Granted
Japan	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	510174/96	26-Jul-95	4004063	31-Aug-07	Granted
Mexico	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	PA/a/1997/001969	26-Jul-95	210448	25-Sep-02	Granted
Mexico	CONTAINER WITH MULTI-PHASE COMPOSITION FOR USE IN DIAGNOSTIC AND THERAPEUTIC APPLICATIONS	PA/a/2002/006115	19-Jun-02			Granted
USA	NOVEL COMPOSITIONS OF LIPIDS AND STABILIZING MATERIALS	08/417238	5-Apr-95	5705187	6-Jan-98	Granted
Australia	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	75947/96	6-Jun-96	703846	15-Jul-99	Granted
Canada	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	2218860	6-Jun-96	2218860	5-Dec-06	Granted
China	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	96194425.0	6-Jun-96	ZL96194425.0	5-Oct-05	Granted
Germany	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	96938613.5	6-Jun-96	0840570	13-Aug-03	Granted
Europe	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	96938613.5	6-Jun-96	0840570	13-Aug-03	Granted
Spain	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	96938613.5	6-Jun-96	0840570	13-Aug-03	Granted
France	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	96938613.5	6-Jun-96	0840570	13-Aug-03	Granted
United Kingdom	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	96938613.5	6-Jun-96	0840570	13-Aug-03	Granted
Hong Kong	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	98111007.1	28-Sep-98	1010127	4-May-06	Granted
Ireland	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	96938613.5	6-Jun-96	0840570	13-Aug-03	Granted
Japan	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	503846/97	6-Jun-96	3645909	10-Feb-05	Granted
USA	APPARATUS AND METHOD FOR MAKING GAS-FILLED VESICLES OF OPTIMAL SIZE	08/482294	7-Jun-95	5656211	12-Aug-97	Granted
Austria	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	ATE227960	20-Nov-02	Granted
Belgium	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Switzerland	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Germany	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Denmark	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Europe	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Spain	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
France	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
United Kingdom	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Greece	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Ireland	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Italy	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	20774BE/2003	20-Nov-02	Granted
Liechtenstein	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Luxembourg	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Netherlands	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Portugal	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
Sweden	METHODS OF PREPARING GAS-FILLED LIPOSOMES	94919184.5	19-May-94	0711127	20-Nov-02	Granted
USA	METHODS OF PREPARING GAS-FILLED LIPOSOMES	08/076239	11-Jun-93	5469854	28-Nov-95	Granted
USA	METHODS OF PREPARING GAS-FILLED LIPOSOMES	08/471250	6-Jun-95	5715824	10-Feb-98	Granted
Austria	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Australia	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	17442/92	18-Mar-92	660676	14-Nov-95	Granted
Australia	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	33103/95	18-Mar-92	698209	2-May-02	Granted
Australia	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	14280/99	18-Mar-92	740155	14-Feb-02	Granted
Belgium	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Brazil	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	PI1100619-6	13-May-97	PI1100619-6	1-Aug-00	Granted
Canada	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	2107466	18-Mar-92	2107466	3-Jul-01	Granted

4

Switzerland	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Germany	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	69229342.6	18-Mar-92	0580726	2-Jun-99	Granted
Denmark	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Europe	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Spain	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
France	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
United Kingdom	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Greece	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Italy	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
Japan	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	509585/92	18-Mar-92	3518548	6-Feb-04	Granted
Japan	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	2002-339373	18-Mar-92	3888684	8-Dec-06	Granted
Netherlands	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	92910021.2	18-Mar-92	0580726	2-Jun-99	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	07/680984	5-Apr-91	5205290	27-Apr-93	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	07/980594	19-Jan-93	5281408	25-Jan-94	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	08/116982 have C of C	7-Sep-93	5456900	10-Oct-95	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	08/449090	24-May-95	5547656	20-Aug-96	Granted
USA	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY, AND IN OTHER APPLICATIONS	90/004720	8-Aug-97	5547656	3-Oct-00	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	08/456738	1-Jun-95	5527521	18-Jun-96	Granted (PTE)
USA	LOW DENSITY MICROSPHERES AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY AND IN OTHER APPLICATIONS	08/878233	18-Jun-97	6528039	4-Mar-03	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	10/280844	25-Oct-02	6773696	10-Aug-04	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	10/864965	10-Jun-04	6998107	14-Feb-06	Granted
USA	LOW DENSITY MICROSPHERE AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY	11/252659	18-Oct-05	7344705	18-Mar-08	Granted
USA	COMPOSITION COMPRISING LOW DENSITY MICROSPHERES	12/014154	15-Jan-08			Published
USA	LOW DENSITY MICROSPHERES AND SUSPENSIONS AND THEIR USE AS CONTRAST AGENTS FOR COMPUTED TOMOGRAPHY AND IN OTHER APPLICATIONS	90/004719	8-Aug-97	5527521	9-Nov-99	Granted
Australia	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	3313197	16-Jun-97	733492	30-Aug-01	Granted
Australia	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	6188501	16-Jun-97	774666	14-Oct-04	Granted
Canada	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	2256592	16-Jun-97			Pending
Germany	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	97928998.0	16-Jun-97	0930844	3-Sep-08	Granted
Europe	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	97928998.0	16-Jun-97	0930844	3-Sep-08	Granted

5

France	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	97928998.0	16-Jun-97	0930844	3-Sep-08	Granted
United Kingdom	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	97928998.0	16-Jun-97	0930844	3-Sep-08	Granted
Hong Kong	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	99104828.2	16-Jun-97			Granted
Netherlands	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	97928998.0	16-Jun-97	0930844	3-Sep-08	Granted
USA	IMPROVED METHODS FOR DIAGNOSTIC IMAGING BY REGULATING THE ADMINISTRATION RATE OF A CONTRAST AGENT	08/666129	19-Jun-96	6033645	7-Mar-00	Granted
USA	IMPROVED METHODS FOR ULTRASOUND IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND MULTIPLE IMAGES AND PROCESSING OF SAME	08/982829	2-Dec-97	6231834	15-May-01	Granted
Australia	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	40898/97	26-Aug-97	732813	16-Aug-01	Granted
Canada	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	2263924	26-Aug-97	2263924	18-Nov-08	Granted
Germany	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	97938609.1	26-Aug-97	1017425	17-Oct-07	Granted
Europe	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	97938609.1	26-Aug-97	1017425	17-Oct-07	Granted
France	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	97938609.1	26-Aug-97	1017425	17-Oct-07	Granted
United Kingdom	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	97938609.1	26-Aug-97	1017425	17-Oct-07	Granted
Italy	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	97938609.1	26-Aug-97	19026BE/2008	17-Oct-07	Granted
USA	IMPROVED METHODS FOR DIAGNOSTIC IMAGING INVOLVING THE USE OF A CONTRAST AGENT AND A CORONARY VASODILATOR	09/573265	18-May-00	6884407	26-Apr-05	Granted
Austria	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Austria	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Australia	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	42356/97	26-Aug-97	736056	8-Nov-01	Granted
Belgium	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Belgium	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Canada	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	2263568	26-Aug-97	2263568	2-Dec-08	Granted
Switzerland	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Switzerland	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Germany	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	69718519.2-08	15-Jan-03	Granted
Germany	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	69738223.0-08	11-Jul-07	Granted
Denmark	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Denmark	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Europe	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Europe	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted

6

Spain	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Spain	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Finland	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Finland	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
France	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
France	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
United Kingdom	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
United Kingdom	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Hong Kong	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	00104933.2	26-Aug-97	HK1026139	23-May-03	Granted
Hong Kong	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03106479.4	26-Aug-97	HK1062802	14-Mar-08	Granted
Ireland	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Italy	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	23096BE/2003	15-Jan-03	Granted
Italy	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	31735BE/2007	11-Jul-07	Granted
Japan	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	513669/98	26-Aug-97	4139440	13-Jun-08	Granted
Liechtenstein	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Liechtenstein	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Luxembourg	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Luxembourg	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Netherlands	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Netherlands	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
Sweden	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	97940615.4	26-Aug-97	0977597	15-Jan-03	Granted
Sweden	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	03000267.9	26-Aug-97	1323434	11-Jul-07	Granted
USA	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	08/790550	30-Jan-97	5846517	8-Dec-98	Granted
USA	IMPROVED METHODS FOR DIAGNOSTIC IMAGING USING A CONTRAST AGENT AND A VASODILATOR	09/143304	28-Aug-98	6071494	6-Jun-00	Granted
USA	NOVEL CATIONIC LIPIDS AND THE USE THEREOF	08/391938	21-Feb-95	5830430	3-Nov-98	Granted
USA	NOVEL CATIONIC LIPIDS AND THE USE THEREOF	09/073181	5-May-98	6056938	2-May-00	Granted
USA	PREPARATION OF PARAMAGNETIC NANOPARTICLES CONJUGATED TO LEUKOTRIENE B4 (LTB4) RECEPTOR ANTAGONISTS AND THEIR USE AS MRI CONTRAST AGENTS FOR THE DETECTION OF INFECTION AND INFLAMMATION	11/959569	19-Dec-07			Pending
Canada	VITRONECTIN RECEPTOR ANTAGONIST COMPOUNDS AND THEIR USE IN THE PREPARATION OF PHARMACEUTICALS	2525396	12-May-04			Pending
USA		12/713890	26-Feb-10			Pending
USA	NOVEL INTEGRIN RECEPTOR ANTAGONISTS	08/980016	26-Nov-97	6130231	10-Oct-00	Granted

7

USA	INTEGRIN RECEPTOR ANTAGONISTS	09/510379	22-Feb-00	6358976	19-Mar-02	Granted
Canada	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	2324555	29-Mar-99			Pending
Germany	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	69925262.8-08	11-May-05	Granted
Europe	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	1068224	11-May-05	Granted
Spain	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	1068224	11-May-05	Granted
France	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	1068224	11-May-05	Granted
United Kingdom	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	1068224	11-May-05	Granted
Ireland	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	1068224	11-May-05	Granted
Italy	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	28490BE/2005	11-May-05	Granted
Japan	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	2000-548013	29-Mar-99			Pending
Luxembourg	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	99941944.3	29-Mar-99	1068224	11-May-05	Granted
USA	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	09/599295	21-Jun-00	6537520	25-Mar-03	Granted
USA	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	10/342081	14-Jan-03	6800273	5-Oct-04	Granted
USA	PHARMACEUTICALS FOR THE IMAGING OF ANGIOGENIC DISORDERS	10/622246	18-Jul-03	7052673	30-May-06	Granted
Canada	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	2412854	21-Jun-01			Pending
Germany	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	01952180.6	21-Jun-01	1307226	19-Nov-08	Granted
Europe	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	01952180.6	21-Jun-01	1307226	19-Nov-08	Granted
France	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	01952180.6	21-Jun-01	1307226	19-Nov-08	Granted
United Kingdom	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	01952180.6	21-Jun-01	1307226	19-Nov-08	Granted
Canada	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	2349501	17-Dec-99			Pending
USA	QUINOLONE VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	09/281209	30-Mar-99	6524553	25-Feb-03	Granted
USA	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	09/465300	17-Dec-99	6511648	28-Jan-03	Granted
USA	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	09/948807	7-Sep-01	6683163	27-Jan-04	Granted
USA	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	09/948390	7-Sep-01	6689337	10-Feb-04	Granted
USA	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	09/947783	7-Sep-01	6743412	1-Jun-04	Granted
USA	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	09/599364	21-Jun-00	6511649	28-Jan-03	Granted
USA	VITRONECTIN RECEPTOR ANTAGONIST PHARMACEUTICALS	10/281015	26-Oct-02	7018611	28-Mar-06	Granted
Australia	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	2005214898	11-Feb-05			Pending
Brazil	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	PI0507684-6	11-Feb-05			Pending
Canada	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	2556213	11-Feb-05			Pending
China	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	200580006479.9	11-Feb-05			Published
Europe	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	05723066.6	11-Feb-05			Published
Israel	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	177275	11-Feb-05			Pending
India	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	4441/DELNP/2006	11-Feb-05			Published
Japan	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	2006-553329	11-Feb-05			Pending
Korea	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	10-2006-7016221	11-Feb-05			Pending
Mexico	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	PA/a/2006/008993	11-Feb-05			Pending
Norway	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	20064011	11-Feb-05			Pending
Russian Fed.	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	2006132814	11-Feb-05			Pending
Singapore	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	200900799-8	11-Feb-05			Pending
Taiwan	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	94112302	18-Apr-05			Pending
USA	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	11/055498	10-Feb-05	7344702	18-Mar-08	Granted
USA	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	12/014161	15-Jan-08			Published
South Africa	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	2006/06429	11-Feb-05	2006/06429	27-Feb-08	Granted
Australia	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	2005238080	27-Apr-05			Pending
Canada	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	2564737	27-Apr-05			Pending
China	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	200580021474.3	27-Apr-05			Published
Colombia	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	06109678	27-Apr-05			Pending
Europe	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	05756378.5	27-Apr-05			Published
Israel	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	178911	27-Apr-05			Pending
Korea	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	10-2006-7022493	27-Apr-05			Pending
Singapore	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	200606895-1	27-Apr-05			Granted
Singapore	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING					Pending
USA	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	11/113486	25-Apr-05	7485283	3-Feb-09	Granted
USA	CONTRAST AGENTS FOR MYOCARDIAL PERFUSION IMAGING	12/339694	19-Dec-08			Pending
PCT		TBD	15-Apr-10			Pending
PCT	CONTRAST AGENTS FOR APPLICATIONS INCLUDING PERFUSION IMAGING	PCT/US2009/001247	27-Feb-09			Pending

8

PCT	CONTRAST AGENTS FOR APPLICATIONS INCLUDING PERFUSION IMAGING	PCT/US2009/001296	27-Feb-09			Pending
USA	MATRIX METALLOPROTEINASE INHIBITORS AS TARGETING COMPONENTS IN DIAGNOSTIC AGENTS	09/783249	14-Feb-01	6656448	2-Dec-03	Granted
USA	MATRIX METALLOPROTEINASE INHIBITORS AS TARGETING COMPONENTS IN DIAGNOSTIC AGENTS	10/645272	21-Aug-03	7060248	13-Jun-06	Granted
Taiwan	N-ALKOXYAMIDE CONJUGATES AS IMAGING AGENTS	98100454	8-Jan-09			Pending
USA	N-ALKOXYAMIDE CONJUGATES AS IMAGING AGENTS	12/350628	8-Jan-09			Pending
PCT	N-ALKOXYAMIDE CONJUGATES AS IMAGING AGENTS	PCT/US2009/000096	8-Jan-09			Pending
Taiwan	LIGANDS FOR IMAGING CONGESTIVE HEART FAILURE	096149600	21-Dec-07			Pending
Australia	LIGANDS FOR IMAGING CARDIAC INNERVATION	2007339954	21-Dec-07			Pending
Brazil	LIGANDS FOR IMAGING CARDIAC INNERVATION	PCT/US2007/088500	21-Dec-07			Pending
Canada	LIGANDS FOR IMAGING CARDIAC INNERVATION	PCT/US2007/088500	21-Dec-07			Pending
China	LIGANDS FOR IMAGING CARDIAC INNERVATION	PCT/US2007/088500	21-Dec-07			Pending
Colombia	LIGANDS FOR IMAGING CARDIAC INNERVATION	09-076173	21-Dec-07			Pending
Europe	LIGANDS FOR IMAGING CARDIAC INNERVATION	7869717.4	21-Dec-07			Pending
Israel	LIGANDS FOR IMAGING CARDIAC INNERVATION	199563	21-Dec-07			Pending
India	LIGANDS FOR IMAGING CARDIAC INNERVATION	PCT/US2007/088500	21-Dec-07			Pending
Japan	LIGANDS FOR IMAGING CARDIAC INNERVATION	PCT/US2007/088500	21-Dec-07			Pending
Korea	LIGANDS FOR IMAGING CARDIAC INNERVATION	10-2009-7015613	21-Dec-07			Pending
Mexico	LIGANDS FOR IMAGING CARDIAC INNERVATION	MX/a/2009/007018	21-Dec-07			Pending
Russia	LIGANDS FOR IMAGING CARDIAC INNERVATION	2009128591	21-Dec-07			Pending
Singapore	LIGANDS FOR IMAGING CARDIAC INNERVATION	200904382-9	21-Dec-07			Pending
South Africa	LIGANDS FOR IMAGING CARDIAC INNERVATION	PCT/US2007/088500	21-Dec-07			Pending
USA	LIGANDS FOR IMAGING CARDIAC INNERVATION	12/448,575	21-Dec-07			Pending
USA	METHOD AND APPARATUS FOR SEPARATING IONS OF METALLIC ELEMENTS IN AQUEOUS SOLUTION	10/762990	22-Jan-04	7138643	21-Nov-06	Granted
USA	APPARATUS AND METHOD FOR THE PREPARATION OF A RADIOPHARMACEUTICAL FORMULATION	08/167685	15-Dec-93	5397902	14-Mar-95	Granted
Austria	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Belgium	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Switzerland	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Germany	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	69126893.2-08	16-Jul-97	Granted
Denmark	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Europe	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Spain	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
France	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
United Kingdom	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Greece	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Italy	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Liechtenstein	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Luxembourg	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
Netherlands	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted

9

Sweden	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	92902283.8	9-Oct-91	0646273	16-Jul-97	Granted
USA	STERILIZABLE RADIONUCLIDE GENERATOR AND METHOD FOR STERILIZING THE SAME	07/596273	12-Oct-90	5109160	28-Apr-92	Granted
Japan	METHOD AND APPARATUS FOR SEPARATING IONS OF METALLIC ELEMENTS IN AQUEOUS SOLUTION	2003-552418	12/18/2002	4162141	8/1/2008	Granted
USA		61/178,006	13-May-09			Pending
PCT		PCT/US2009/002998	13-May-09			Pending
USA	METHODS OF MAKING RADIOLABELED TRACERS AND PRECURSORS THEREOF	11/492,729	27-Jul-06			Pending
Canada	METHODS OF MAKING RADIOLABELED TRACERS AND PRECURSORS THEREOF	2618988				Pending
USA		61/302,477	8-Feb-10			Pending
USA		61/315,376	18-Mar-10			Pending
USA	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	10/034,522	20-Dec-01	6676929	13-Jan-04	Granted
USA	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	10/354,723	30-Jan-03	7011815	14-Mar-06	Granted
USA	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	10/755,506	12-Jan-04	7060250	13-Jun-06	Granted
USA	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	10/755,507	12-Jan-04	7229606	12-Jun-07	Granted
USA	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	11/472,842	22-Jun-06			Published
USA	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	11/526,302	25-Sep-06			Published
USA	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	11/526,312	25-Sep-06			Published
Australia	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	46543/96	16-Jan-96	689700	16-Jul-98	Granted
Canada	DIAGNOSTIC IMAGING CONTRAST AGENTS WITH EXTENDED BLOOD RETENTION	2211100	16-Jan-96	2211100	20-Mar-07	Granted
USA	PROCESS FOR SYNTHESIZING PHOSPHODIESTERS	08/833,745	11-Apr-97	5919967	06-Jul-99	Granted
Australia	PROCESS FOR SYNTHESIZING PHOSPHODIESTERS	60425/98	27-Jan-98	728902	03-May-01	Granted
Canada	PROCESS FOR SYNTHESIZING PHOSPHODIESTERS	2285417	27-Jan-98	2285417	24-Jan-06	Granted
USA	CONTRAST-ENHANCED DIAGNOSTIC IMAGING METHOD FOR MONITORING INTERVENTIONAL THERAPIES	09/887,706	08-Sep-00	6861045	01-Mar-05	Granted
USA	CONTRAST-ENHANCED DIAGNOSTIC IMAGING METHOD FOR MONITORING INTERVENTIONAL THERAPIES	10/961,872	08-Oct-04	7175829	13-Feb-07	Granted
Australia	CONTRAST-ENHANCED DIAGNOSTIC IMAGING METHOD FOR MONITORING INTERVENTIONAL THERAPIES	96686/98	24-Sep-98	742438	18-Apr-02	Granted
Canada	CONTRAST-ENHANCED DIAGNOSTIC IMAGING METHOD FOR MONITORING INTERVENTIONAL THERAPIES	2303426	24-Sep-98	2303426	23-Sep-08	Granted
Canada	METHODS FOR LYMPH SYSTEM IMAGING	2660717	16-Aug-07			Pending
USA	METHODS FOR LYMPH SYSTEM IMAGING	11/840,070	16-Aug-07			Published
USA	IMAGING SEXUAL RESPONSE	09/718,161	21-Nov-00	6548044	15-Apr-03	Granted
USA	IMAGING SEXUAL RESPONSE	10/291,900	08-Nov-02	6969507	29-Nov-05	Granted
USA	IMAGING SEXUAL RESPONSE	11/184,271	18-Jul-05			Published
USA	STEADY STATE PERFUSION METHODS	11/346,884	03-Feb-06			Published
Australia	STEADY STATE PERFUSION METHODS	2006210398	03-Feb-06			Pending
Canada	STEADY STATE PERFUSION METHODS	2596863	03-Feb-06			Pending
USA	INTEGRIN TARGETED IMAGING AGENTS	11/971818	09-Jan-08	7566442	28-Jul-09	Granted
USA	INTEGRIN TARGETED IMAGING AGENTS	10/351463	24-Jan-03	7255875	14-Aug-07	Granted
USA	INTEGRIN TARGETED IMAGING AGENTS	11/305416	16-Dec-05	7344698	18-Mar-08	Granted
USA	THERMAL PREACTIVATION OF GASEOUS PRECURSOR FILLED COMPOSITIONS	08/929847	15-Sep-97	6548047	15-Apr-03	Granted

10

Trademarks and Trademark Applications

Mark	Country	Application No.	Filing Date	Reg No.	Reg Date	Status

ABLAVAR (BLOCK)	Argentina	2642605	2-Jan-06			Pending
ABLAVAR (BLOCK)	Austria	AM8773/2005	29-Dec-05	231337	24-Apr-06	Registered
ABLAVAR (BLOCK)	Australia	1054235	6-May-05	1054235	19-Dec-05	Registered
ABLAVAR (BLOCK)	Brazil	827589522	15-Jul-05	827589522	18-Dec-07	Registered
ABLAVAR (BLOCK)	Benelux	1098847	23-Dec-05	788831	6-Apr-06	Registered
ABLAVAR (BLOCK)	Canada	1256778	6-May-05			Published
ABLAVAR (BLOCK)	Switzerland	55642/2005	8-Jul-05	536787	18-Aug-05	Registered
ABLAVAR (BLOCK)	China (People’s Republic)	4775929	12-Jul-05	4775929	14-Jan-09	Registered
ABLAVAR (BLOCK)	Cyprus, Republic of	71986	2-Jan-06			Pending
ABLAVAR (BLOCK)	Czech Republic	432910	29-Dec-05	282088	26-Jul-06	Registered
ABLAVAR (BLOCK)	Germany	305269844/05	9-May-05	30526984	4-Nov-05	Registered
ABLAVAR (BLOCK)	Denmark	VA 2005 05903	29-Dec-05	VR 2006 01176	30-Mar-06	Registered
ABLAVAR (BLOCK)	Estonia	M200501718	29-Dec-05	43492	22-Jan-07	Registered
ABLAVAR (BLOCK)	European Community	4390464	15-Apr-05	4390464	22-Feb-06	Registered
ABLAVAR (BLOCK)	Spain	2650581(9)	9-May-05	2650581	23-Mar-06	Registered
ABLAVAR (BLOCK)	Finland	T200503494	29-Dec-05	236462	31-Jul-06	Registered
ABLAVAR (BLOCK)	France	053357818	9-May-05	053357818	14-Oct-05	Registered
ABLAVAR (BLOCK)	United Kingdom	2391178	6-May-05	2391178	21-Oct-05	Registered
ABLAVAR (BLOCK)	Greece	151178	30-Dec-05	151178	17-Apr-07	Registered
ABLAVAR (BLOCK)	Hungary	M0600105	11-Jan-06	188565	8-Feb-07	Registered
ABLAVAR (BLOCK)	Ireland	2005/02681	29-Dec-05	233320	19-Jul-06	Registered
ABLAVAR (BLOCK)	Iceland	4147/2005	29-Dec-05	186/2006	3-Feb-06	Registered
ABLAVAR (BLOCK)	Italy	TO2005C001418	9-May-05	1174404	5-Mar-09	Registered
ABLAVAR (BLOCK)	Japan	2005-40339	9-May-05	4955744	26-May-06	Registered
ABLAVAR (BLOCK)	Lithuania	2005 2270	29-Dec-05	54034	1-Sep-07	Registered
ABLAVAR (BLOCK)	Latvia	M-05-1848	30-Dec-05	M57473	20-Apr-07	Registered
ABLAVAR (BLOCK)	Malta	44677	29-Dec-05	44677	19-Jun-06	Registered
ABLAVAR (BLOCK)	Mexico	727377	8-Jul-05	920285	22-Feb-06	Registered
ABLAVAR (BLOCK)	Norway	200514758	30-Dec-05	234225	10-Aug-06	Registered
ABLAVAR (BLOCK)	Poland	Z-304421	3-Jan-06	194640	11-Sep-07	Registered
ABLAVAR (BLOCK)	Portugal	396869	6-Jan-06	396869	25-May-07	Registered
ABLAVAR (BLOCK)	Sweden	2005/09882	30-Dec-05	380541	28-Apr-06	Registered
ABLAVAR (BLOCK)	Slovenia	Z-200571839	29-Dec-05	200571839	22-Jun-06	Registered
ABLAVAR (BLOCK)	Slovakia	2456-2005	29-Dec-05	216455	11-Jan-07	Registered

Confidential

1

ABLAVAR (BLOCK)	United States of America	78/929561	14-Jul-06	3769439	30-Mar-10	Registered
AROLUME (BLOCK)	Switzerland	53834/2005	9-May-05	535032	27-Jun-05	Registered
AROLUME (BLOCK)	European Community	4421591	4-May-05	4421591	9-Mar-06	Registered
AROLUME (BLOCK)	Iceland	1236/2005	9-May-05	556/2005	6-Jun-05	Registered
AROLUME (BLOCK)	Norway	200504403	11-May-05	231175	6-Mar-06	Registered
ASPECTIV (BLOCK)	Iceland	1211/2005	9-May-05	531/2005	6-Jun-05	Registered
ASPECTIV (BLOCK)	Norway	200504396	11-May-05	231161	3-Mar-06	Registered
AU COEUR DE L’INNOVATION (BLOCK)	Canada	1174870	15-Apr-03	TMA663062	21-Apr-06	Registered
CARDIOLITE (BLOCK)	United Arab Emirates	31093	28-Apr-99			Published
CARDIOLITE (BLOCK)	Argentina	2308142	22-Sep-00	1889547	9-Oct-02	Registered
CARDIOLITE (BLOCK)	Austria	AM3202/88	15-Jul-88	122358	11-Nov-88	Registered
CARDIOLITE (BLOCK)	Australia	465624	21-May-87	465624	22-May-89	Registered
CARDIOLITE (BLOCK)	Bosnia and Herzegovina	BAZ058668A	26-Apr-05	BAZ058668A	4-Nov-09	Registered
CARDIOLITE (BLOCK)	Bahrain	49417	3-Aug-06	49417	3-Aug-06	Registered
CARDIOLITE (BLOCK)	Brazil	813573521	11-Jun-87	813573521	27-Nov-90	Registered
CARDIOLITE (BLOCK)	Benelux	0058861	26-May-87	430568	26-May-87	Registered
CARDIOLITE (BLOCK)	Canada	0592765	1-Oct-87	TMA355389	5-May-89	Registered
CARDIOLITE (BLOCK)	Switzerland	5106	15-Jul-88	364924	21-Dec-88	Registered
CARDIOLITE (BLOCK)	Chile	677859	1-Mar-05	727742	16-Jun-05	Registered
CARDIOLITE (BLOCK)	China (People’s Republic)	9004153	16-Feb-90	595940	20-May-92	Registered
CARDIOLITE (BLOCK)	Colombia	374939	5-Feb-93	185322	28-Feb-95	Registered
CARDIOLITE (BLOCK)	Costa Rica	83836	26-Aug-93	83836	30-Aug-93	Registered
CARDIOLITE (BLOCK)	Germany	D433985WZ	26-May-87	1163253	30-Aug-90	Registered
CARDIOLITE (BLOCK)	Denmark	1988 04954	18-Jul-88	1990 00859	16-Feb-90	Registered
CARDIOLITE (BLOCK)	Egypt	89620	10-Jan-94	89620	31-May-97	Registered
CARDIOLITE (BLOCK)	European Community	6800551	2-Apr-08	6800551	18-Dec-08	Registered
CARDIOLITE (BLOCK)	Spain	1,198,786	12-Jun-87	1,198,786	5-Oct-89	Registered
CARDIOLITE (BLOCK)	Finland	3111/88	19-Jul-88	109747	5-Dec-90	Registered
CARDIOLITE (BLOCK)	France	858531	27-May-87	1411084	27-May-87	Registered
CARDIOLITE (BLOCK)	United Kingdom	1310679	21-May-87	1310679	8-Sep-89	Registered
CARDIOLITE (BLOCK)	Greece	89978	1-Aug-88	89978	17-Oct-91	Registered
CARDIOLITE (BLOCK)	Hong Kong	300683631	19-Jul-06	300683631	6-Feb-07	Registered
CARDIOLITE (BLOCK)	Croatia	Z20050481	19-Apr-05	Z20050481	28-Feb-06	Registered
CARDIOLITE (BLOCK)	Hungary	M9301931	29-Jul-88	127666	23-Jan-89	Registered
CARDIOLITE (BLOCK)	Indonesia	D99-13523	4-Aug-99	511371	1-Jul-02	Registered
CARDIOLITE (BLOCK)	Israel	72262	17-Apr-89	72262	17-Mar-93	Registered
CARDIOLITE (BLOCK)	India	497824	14-Sep-88	497824	14-Sep-88	Registered

2

CARDIOLITE (BLOCK)	Italy	36032C/88	9-Aug-88	844131	14-Jun-91	Registered
CARDIOLITE (BLOCK)	Jordan	87575	23-Jul-06			Published
CARDIOLITE (BLOCK)	Japan	57085/87	25-May-87	2212950	23-Feb-90	Registered
CARDIOLITE (BLOCK)	Korea, Republic of	88-20575	10-Sep-88	40-192678	31-May-90	Registered
CARDIOLITE (BLOCK)	Kuwait	78557	19-Jul-06			Pending
CARDIOLITE (BLOCK)	Macedonia	Z-2005/233	15-Apr-05	12756	13-Mar-07	Registered
CARDIOLITE (BLOCK)	Mexico	656568	17-May-04	838248	17-Jun-04	Registered
CARDIOLITE (BLOCK)	Norway	872079	22-May-07	134431	1-Dec-88	Registered
CARDIOLITE (BLOCK)	New Zealand	233259	6-Jan-94	233259	5-Jul-96	Registered
CARDIOLITE (BLOCK)	Oman	40911	25-Jul-06	40911	10-Jul-07	Registered
CARDIOLITE (BLOCK)	Panama	074219	27-Jan-95	074219	16-May-96	Registered
CARDIOLITE (BLOCK)	Philippines	4-1998-005736	31-Jul-98	4-1998-005736	30-Jul-05	Registered
CARDIOLITE (BLOCK)	Poland	Z-86307	8-Aug-88	63998	8-Aug-88	Registered
CARDIOLITE (BLOCK)	Portugal	354442	13-Mar-01	354442	30-Jun-04	Registered
CARDIOLITE (BLOCK)	Russian Federation	I09652	9-Aug-88	85120	3-Apr-89	Registered
CARDIOLITE (BLOCK)	Saudi Arabia	7416	11-Sep-88	192/16	27-Feb-89	Registered
CARDIOLITE (BLOCK)	Sweden	87-4401	14-Jun-87	215044	3-Nov-89	Registered
CARDIOLITE (BLOCK)	Singapore	S/439/94	19-Jan-94	T94/00439E	19-Jan-94	Registered
CARDIOLITE (BLOCK)	Slovenia	Z-200570518	14-Apr-05	Z-200570518	6-Feb-06	Registered
CARDIOLITE (BLOCK)	Thailand	259749	3-Feb-94	TM28685	12-May-95	Registered
CARDIOLITE (BLOCK)	Turkey	43591	24-Aug-88	107201	24-Aug-88	Registered
CARDIOLITE (BLOCK)	Taiwan	29883	3-Jun-87	388319	16-Jan-88	Registered
CARDIOLITE (BLOCK)	United States of America	73/662052	21-May-87	1484982	19-Apr-88	Registered
CARDIOLITE (BLOCK)	Uruguay	266038	21-Oct-93	358.403	11-Jan-95	Registered
CARDIOLITE (BLOCK)	Venezuela	94-16939	20-Dec-94	188034-P	9-Feb-96	Registered
CARDIOLITE (BLOCK)	Viet Nam	4-1993-14734	27-Jul-93	12212	16-Jun-94	Registered
CARDIOLITE (BLOCK)	South Africa	88/5957	18-Jul-88	88/5957	7-Nov-90	Registered
CARDIOLITE IN KATAKANA	Japan	95714/87	25-Aug-87	2266312	21-Sep-90	Registered
CLEARAGE (BLOCK)	Switzerland	53869/2005	10-May-05	534934	23-Jun-05	Registered
CLEARAGE (BLOCK)	European Community	4430229	10-May-05	4430229	25-Apr-06	Registered
CLEARAGE (BLOCK)	Iceland	1225/2005	9-May-05	545/2005	6-Jun-05	Registered
CLEARAGE (BLOCK)	Norway	200504405	11-May-05	231180	6-Mar-06	Registered
CONSTALITE (BLOCK)	Switzerland	53925/2005	11-May-05	535348	5-Jul-05	Registered
CONSTALITE (BLOCK)	European Community	4388518	15-Apr-05	4388518	22-Feb-06	Registered
CONSTALITE (BLOCK)	Iceland	1212/2005	9-May-05	532/2005	6-Jun-05	Registered
CONSTALITE (BLOCK)	Norway	200504368	11-May-05	231265	8-Mar-06	Registered
CONSTELITE (BLOCK)	Austria	AM 6792/2005	11-Oct-05	229 298	10-Jan-06	Registered

3

CONSTELITE (BLOCK)	Australia	1079053	4-Oct-05	1079053	22-May-06	Registered
CONSTELITE (BLOCK)	Benelux	1086689	3-Oct-05	784455	7-Mar-06	Registered
CONSTELITE (BLOCK)	Switzerland	53929/2005	11-May-05	535350	5-Jul-05	Registered
CONSTELITE (BLOCK)	China (People’s Republic)	4932556	8-Oct-05	4932556	21-Feb-09	Registered
CONSTELITE (BLOCK)	Czech Republic	O-430240	3-Oct-05	280408	19-Apr-06	Registered
CONSTELITE (BLOCK)	Germany	305 58 724.2/05	4-Oct-05	30558724	12-Dec-05	Registered
CONSTELITE (BLOCK)	Denmark	VA200504171	3-Oct-05	VR200503905	11-Oct-05	Registered
CONSTELITE (BLOCK)	Estonia	M200501257	3-Oct-05	43142	22-Sep-06	Registered
CONSTELITE (BLOCK)	European Community	4388641	15-Apr-05	4388641	22-Feb-06	Registered
CONSTELITE (BLOCK)	Spain	2672702	4-Oct-05	2672702	30-May-06	Registered
CONSTELITE (BLOCK)	Finland	T200502575	3-Oct-05	236053	31-May-06	Registered
CONSTELITE (BLOCK)	France	053383474	3-Oct-05	053383474	10-Mar-06	Registered
CONSTELITE (BLOCK)	United Kingdom	2402993	3-Oct-05	2402993	24-Mar-06	Registered
CONSTELITE (BLOCK)	Greece	150994	10-Oct-05	150994	19-Mar-07	Registered
CONSTELITE (BLOCK)	Hungary	M0503233	6-Oct-05	187777	11-Dec-06	Registered
CONSTELITE (BLOCK)	Ireland	2005/02036	3-Oct-05	232693	10-Apr-06	Registered
CONSTELITE (BLOCK)	Iceland	1214/2005	9-May-05	534/2005	6-Jun-05	Registered
CONSTELITE (BLOCK)	Italy	TO2005C002840	5-Oct-05	1175186	6-Mar-09	Registered
CONSTELITE (BLOCK)	Japan	2005-92510	4-Oct-05	4999886	2-Nov-06	Registered
CONSTELITE (BLOCK)	Lithuania	2005 1732	3-Oct-05	53451	15-May-07	Registered
CONSTELITE (BLOCK)	Latvia	M051426	30-Nov-05	M57210	20-Jan-07	Registered
CONSTELITE (BLOCK)	Malta	44352	5-Oct-05	44352	1-Feb-06	Registered
CONSTELITE (BLOCK)	Norway	200504369	11-May-05	231267	8-Mar-06	Registered
CONSTELITE (BLOCK)	Poland	Z-300785	4-Oct-05	191177	5-Dec-07	Registered
CONSTELITE (BLOCK)	Portugal	394593	14-Oct-05	394593	11-Aug-06	Registered
CONSTELITE (BLOCK)	Sweden	2005/07289	4-Oct-05	378117	13-Jan-06	Registered
CONSTELITE (BLOCK)	Singapore	T05/19228Z	4-Oct-05	T05/19228Z	13-Jul-06	Registered
CONSTELITE (BLOCK)	Slovenia	Z-200571366	3-Oct-05	200571366	24-Apr-06	Registered
CONSTELITE (BLOCK)	Slovakia	1819-2005	3-Oct-05	215213	11-Sep-06	Registered
CONSTILITE (BLOCK)	Switzerland	53927/2005	11-May-05	535349	5-Jul-05	Registered
CONSTILITE (BLOCK)	European Community	4388559	15-Apr-05	4388559	31-Mar-06	Registered
CONSTILITE (BLOCK)	Iceland	1213/2005	9-May-05	533/2005	6-Jun-05	Registered
CONSTILITE (BLOCK)	Norway	200504397	11-May-05	231268	8-Mar-06	Registered
CORRELITE (BLOCK)	Switzerland	53864/2005	10-May-05	534929	23-Jun-05	Registered
CORRELITE (BLOCK)	European Community	4430427	10-May-05	4430427	21-Mar-06	Registered
CORRELITE (BLOCK)	Iceland	1220/2005	9-May-05	540/2005	6-Jun-05	Registered
CORRELITE (BLOCK)	Norway	200504373	11-May-05	231303	9-Mar-06	Registered

4

CRESONATE (BLOCK)	Switzerland	53868/2005	10-May-05	534933	23-Jun-05	Registered
CRESONATE (BLOCK)	European Community	4430369	10-May-05	4430369	5-Apr-06	Registered
CRESONATE (BLOCK)	Iceland	1224/2005	9-May-05	544/2005	6-Jun-05	Registered
CRESONATE (BLOCK)	Norway	200504376	11-May-05	231312	9-Mar-06	Registered
DEFINITY	Austria	AM6773/2003	14-Oct-03	214791	13-Jan-04	Registered
DEFINITY	Benelux	1041399	7-Oct-03	744968	7-Oct-03	Registered
DEFINITY	Denmark	VA200303637	8-Oct-03	VR200304229	23-Dec-03	Registered
DEFINITY	European Community	4043428	24-Sep-04	4043428	16-Jun-06	Registered
DEFINITY	Italy	T02004C002801	27-Sep-04			Pending
DEFINITY	Jordan		9-Dec-03	72919	16-Jun-04	Registered
DEFINITY (BLOCK)	United Arab Emirates	58056	30-Dec-03	49158	31-Oct-04	Registered
DEFINITY (BLOCK)	Argentina	2481681	4-Dec-03	2038737	19-Aug-05	Registered
DEFINITY (BLOCK)	Bulgaria	73798	24-Sep-04	55703	20-Sep-06	Registered
DEFINITY (BLOCK)	Bahrain	40543	19-Jan-04	40543	3-Aug-06	Registered
DEFINITY (BLOCK)	Brazil	821165925	23-Oct-98	821165925	2-May-07	Registered
DEFINITY (BLOCK)	Benelux	917629	11-Jun-98	647455	11-Jun-98	Registered
DEFINITY (BLOCK)	Canada	885825	29-Jul-98	TMA604670	10-Mar-04	Registered
DEFINITY (BLOCK)	Switzerland	04519	5-Jun-98	456755	4-Dec-98	Registered
DEFINITY (BLOCK)	Switzerland	56283/2004	17-Sep-04	528677	14-Dec-04	Registered
DEFINITY (BLOCK)	Chile	627594	11-Nov-03	695895	22-Jun-04	Registered
DEFINITY (BLOCK)	China (People’s Republic)	2000175322	13-Nov-00	1684547	21-Dec-01	Registered
DEFINITY (BLOCK)	Colombia	T2003/095330	27-Oct-03	288124	9-Sep-04	Registered
DEFINITY (BLOCK)	Czech Republic	359595	23-Sep-04	277224	22-Dec-05	Registered
DEFINITY (BLOCK)	Germany	398325103	10-Jun-98	39832510	6-Nov-98	Registered
DEFINITY (BLOCK)	Germany	303520582/82	9-Oct-03	30352058	6-Apr-04	Registered
DEFINITY (BLOCK)	Denmark	VA199802556	10-Jun-98	VR199803549	4-Nov-98	Registered
DEFINITY (BLOCK)	Estonia	M200401427	22-Sep-04	42075	11-Jan-06	Registered
DEFINITY (BLOCK)	Egypt		25-Oct-03	162754	16-Mar-06	Registered
DEFINITY (BLOCK)	Spain	2614823(4)	23-Sep-04	2614823	2-Feb-05	Registered
DEFINITY (BLOCK)	Finland	T200400588	10-Mar-04	231633	30-Nov-04	Registered
DEFINITY (BLOCK)	France	03 3 250 257	9-Oct-03	03 3 250 257	19-Mar-04	Registered
DEFINITY (BLOCK)	United Kingdom	2374021	24-Sep-04	2374021	18-Mar-05	Registered
DEFINITY (BLOCK)	Greece	137184	12-Jun-98	137184	19-Feb-01	Registered
DEFINITY (BLOCK)	Greece	150072	7-Oct-04	150072	18-Apr-06	Registered
DEFINITY (BLOCK)	Hong Kong	300118539	27-Nov-03	300118539	10-Aug-04	Registered
DEFINITY (BLOCK)	Hungary	M0403974	27-Sep-04	184834	12-Jun-06	Registered
DEFINITY (BLOCK)	Indonesia	DOO-28189	24-Nov-00	491755	1-Oct-01	Registered

5

DEFINITY (BLOCK)	Ireland	98/2416	8-Jun-98	209318	31-Mar-00	Registered
DEFINITY (BLOCK)	Ireland	2003/01875	7-Oct-03	228069	7-May-04	Registered
DEFINITY (BLOCK)	Israel	167544	24-Oct-03	167544	5-Sep-04	Registered
DEFINITY (BLOCK)	India	970339	14-Nov-00	970339	31-Mar-05	Registered
DEFINITY (BLOCK)	Iceland	1091/1998	10-Jun-98	1181/1998	24-Nov-98	Registered
DEFINITY (BLOCK)	Iceland	2418/2004	17-Sep-04	841/2004	6-Oct-04	Registered
DEFINITY (BLOCK)	Italy	RM98C003094	17-Jun-98	839885	8-Mar-01	Registered
DEFINITY (BLOCK)	Korea, Republic of	40-2000-52536	11-Nov-00	40-0516449	29-Mar-02	Registered
DEFINITY (BLOCK)	Kuwait	61869	30-Nov-03	52503	30-Nov-03	Registered
DEFINITY (BLOCK)	Lebanon	96379	8-Jan-04	96379	8-Jan-04	Registered
DEFINITY (BLOCK)	Lithuania	20041886	22-Sep-04	51288	14-Mar-06	Registered
DEFINITY (BLOCK)	Latvia	M-04-1443	22-Sep-04	M55649	20-Nov-05	Registered
DEFINITY (BLOCK)	Macao	N/017396	1-Jun-05	N/017396	6-Oct-05	Registered
DEFINITY (BLOCK)	Malta		30-Sep-04	42705	21-Mar-05	Registered
DEFINITY (BLOCK)	Mexico	626695	28-Oct-03	821941	25-Feb-04	Registered
DEFINITY (BLOCK)	Malaysia	00015872	8-Nov-00	00015872	29-Nov-07	Registered
DEFINITY (BLOCK)	Norway	200309427	9-Oct-03	223995	9-Aug-04	Registered
DEFINITY (BLOCK)	New Zealand	705127	27-Nov-03	705127	5-Jul-04	Registered
DEFINITY (BLOCK)	Oman		16-Dec-03	32096	10-Jul-05	Registered
DEFINITY (BLOCK)	Philippines	4-2003-009869	27-Oct-03	4-2003-009869	17-Aug-06	Registered
DEFINITY (BLOCK)	Pakistan	648	10-Nov-00	167487	10-Nov-00	Registered
DEFINITY (BLOCK)	Poland	Z-285820	24-Sep-04	188252	24-Sep-04	Registered
DEFINITY (BLOCK)	Portugal	375909	16-Oct-03	375909	3-Nov-04	Registered
DEFINITY (BLOCK)	Romania	M 2004 08155	22-Sep-04	NR63773	22-Sep-04	Registered
DEFINITY (BLOCK)	Saudi Arabia	86886	27-Dec-03	747/49	20-Sep-04	Registered
DEFINITY (BLOCK)	Sweden	1998/04656	11-Jun-98	338235	9-Jun-00	Registered
DEFINITY (BLOCK)	Sweden	2004/07226	29-Oct-04	373766	22-Jul-05	Registered
DEFINITY (BLOCK)	Singapore	T02/16112Z	16-Oct-02	T02/11612Z	16-Oct-02	Registered
DEFINITY (BLOCK)	Slovenia	Z200471683	22-Sep-04	200471683	13-Jun-05	Registered
DEFINITY (BLOCK)	Slovakia	2898-2004	22-Sep-04	211567	10-Oct-05	Registered
DEFINITY (BLOCK)	Thailand	439865	28-Nov-00	146090	27-Oct-01	Registered
DEFINITY (BLOCK)	Turkey	2004030777	24-Sep-04	2004030777	24-Sep-04	Registered
DEFINITY (BLOCK)	Taiwan	89065181	10-Nov-00	983838	16-Feb-02	Registered
DEFINITY (BLOCK)	United States of America	75/479438	5-May-98	2478324	14-Aug-01	Registered
DEFINITY (BLOCK)	Venezuela	15475/2003	27-Oct-03	P261256	25-May-05	Registered
DEFINITY (BLOCK)	Viet Nam	4-2003-11883	26-Dec-03	62986	24-May-05	Registered
DEFINITY (BLOCK)	Serbia (Old Code)	Z-522/05	5-May-05	50885	7-Jun-06	Registered

6

DEFINITY (DI FEN LI TI) (SIMPLIFIED CHINESE CHARACTERS) (BLOCK)	China (People’s Republic)	4636959	30-Apr-05	4636959	14-Sep-08	Registered
DEFINITY (DI FEN LI) (SIMPLIFIED CHINESE CHARACTERS) (VERSION 1) (BLOCK)	China (People’s Republic)	4636957	30-Apr-05	4636957	28-Aug-08	Registered
DEFINITY (DI FEN LI) (SIMPLIFIED CHINESE CHARACTERS) (VERSION 2) (BLOCK)	China (People’s Republic)	4636953	30-Apr-05	4636953	28-Aug-08	Registered
DEFINITY (DI FEN NI TI) (SIMPLIFIED CHINESE CHARACTERS) (BLOCK)	China (People’s Republic)	4636951	30-Apr-05	4636951	14-Sep-08	Registered
DEFINITY (DI FEN NI) (SIMPLIFIED CHINESE CHARACTERS) (BLOCK)	China (People’s Republic)	4636952	30-Apr-05	4636952	28-Aug-08	Registered
DEFINITY (DI FEN NI) (SIMPLIFIED CHINESE CHARACTERS) VERSION 1 (BLOCK)	China (People’s Republic)	4636958	30-Apr-05	4636958	28-Aug-08	Registered
DEFINITY (DI FEN NI) (SIMPLIFIED CHINESE CHARACTERS) VERSION 2 (BLOCK)	China (People’s Republic)	4636954	30-Apr-05	4636954	28-Aug-08	Registered
DEFINITY (DI FEN) (SIMPLIFIED CHINESE CHARACTERS)VERSION 2 (BLOCK)	China (People’s Republic)	4636955	30-Apr-05	4636955	28-Aug-08	Registered
DEFINITY IN CHINESE (DE FEN LI) (BLOCK)	Hong Kong	300415692	5-May-05	300415692	18-Oct-05	Registered
DEFINITY IN CHINESE (DE FEN LI) (BLOCK)	Macao	N/017399	1-Jun-05	N/017399	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN LI TI) (BLOCK)	Hong Kong	300415746	5-May-05	300415746	18-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN LI TI) (BLOCK)	Macao	N/017404	1-Jun-05	N/017404	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN LI) - VERSION 2 (BLOCK)	Macao	N/017400	1-Jun-05	N/017400	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN LI) (BLOCK)	Hong Kong	300415728	5-May-05	300415728	18-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN LI) (BLOCK)	Hong Kong	300415737	5-May-05	300415737	18-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN LI) (BLOCK)	Macao	N/017402	1-Jun-05	N/017402	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN NI TI) (BLOCK)	Hong Kong	300415773	5-May-05	300415773	18-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN NI TI) (BLOCK)	Macao	N/017405	1-Jun-05	N/017405	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN NI) - VERSION 2 (BLOCK)	Hong Kong	300415755	5-May-05	300415755	18-Oct-05	Registered

DEFINITY IN CHINESE (DI FEN NI) - VERSION 2 (BLOCK)	Macao	N/017403	1-Jun-05	N/017403	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN NI) (BLOCK)	Hong Kong	300415764	5-May-05	300415764	18-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN NI) (BLOCK)	Macao	N/017401	1-Jun-05	N/017401	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN) - VERSION 2 (BLOCK)	Macao	N/017398	1-Jun-05	N/017398	6-Oct-05	Registered
DEFINITY IN CHINESE (DI FEN) (BLOCK)	Macao	N/017397	1-Jun-05	N/017397	6-Oct-05	Registered
DEFINITY IN CHINESE (DI-FEN) - VERSION 2 (BLOCK)	Taiwan	094020928	3-May-05	01197686	1-Mar-06	Registered
DEFINITY IN CHINESE (DI-FEN) (BLOCK)	Taiwan	094020927	3-May-05	01197685	1-Mar-06	Registered
DEFINITY IN CHINESE (DI-FEN-LI) - VERSION 2 (BLOCK)	Taiwan	094020930	3-May-05	01197688	1-Mar-06	Registered
DEFINITY IN CHINESE (DI-FEN-LI) (BLOCK)	Taiwan	094020926	3-May-05	01197684	1-Mar-06	Registered
DEFINITY IN CHINESE (DI-FEN-LI-TI) (BLOCK)	Taiwan	094020922	3-May-05	01185604	16-Dec-05	Registered
DEFINITY IN CHINESE (DI-FEN-NI) - VERSION 2 (BLOCK)	Taiwan	094020929	3-May-05	01197687	1-Mar-06	Registered
DEFINITY IN CHINESE (DI-FEN-NI) (BLOCK)	Taiwan	094020943	3-May-05	01197690	1-Mar-06	Registered
DEFINITY IN CHINESE (DI-FEN-NI-TI) (BLOCK)	Taiwan	094020920	3-May-05	01183223	1-Dec-05	Registered
DEFINITY IN CHINESE (TE-FEN-LI) (BLOCK)	Taiwan	094020932	3-May-05	01197689	1-Mar-06	Registered
DEFINITY WITH KATAKANA (BLOCK)	Japan	914981999	12-Oct-99	4412056	25-Aug-00	Registered
DEFINTY (BLOCK)	Australia	980075	27-Nov-03	980075	7-Sep-04	Registered
DEPICTRA (BLOCK)	Austria	AM6794/2005	11-Oct-05	229 300		Pending
DEPICTRA (BLOCK)	Australia	1079051	4-Oct-05	1079051	22-May-06	Registered
DEPICTRA (BLOCK)	Benelux	1086688	3-Oct-05	0784453	7-Mar-06	Registered
DEPICTRA (BLOCK)	Switzerland	53833/2005	9-May-05	535031	27-Jun-05	Registered
DEPICTRA (BLOCK)	China (People’s Republic)	4932557	8-Oct-05	4932557	21-Feb-09	Registered
DEPICTRA (BLOCK)	Cyprus, Republic of	71783	5-Oct-05			Pending
DEPICTRA (BLOCK)	Czech Republic	O-430238	3-Oct-05	280406	19-Apr-06	Registered
DEPICTRA (BLOCK)	Germany	30558722.6/05	4-Oct-05	30558722	12-Dec-05	Registered
DEPICTRA (BLOCK)	Denmark	VA200504170	3-Oct-05	VR200503903	11-Oct-05	Registered
DEPICTRA (BLOCK)	Estonia	M200501255	3-Oct-05	43140	22-Sep-06	Registered
DEPICTRA (BLOCK)	European Community	004421632	4-May-05	004421632	25-Apr-06	Registered
DEPICTRA (BLOCK)	Spain	2672704	4-Oct-05	2672704	30-May-06	Registered

8

DEPICTRA (BLOCK)	Finland	T200502573	3-Oct-05	236051	31-May-06	Registered
DEPICTRA (BLOCK)	France	053383469	3-Oct-05	053383469	3-Oct-05	Registered
DEPICTRA (BLOCK)	United Kingdom	2402991	3-Oct-05	2402991	24-Mar-06	Registered
DEPICTRA (BLOCK)	Greece	150992	10-Oct-05	150992	19-Mar-07	Registered
DEPICTRA (BLOCK)	Hungary	M0503231	6-Oct-05	187775	11-Dec-06	Registered
DEPICTRA (BLOCK)	Ireland	2005/02034	3-Oct-05	232689	10-Apr-06	Registered
DEPICTRA (BLOCK)	Iceland	1235/2005	9-May-05	555/2005	6-Jun-05	Registered
DEPICTRA (BLOCK)	Italy	TO2005C002838	5-Oct-05	1175184	6-Mar-09	Registered
DEPICTRA (BLOCK)	Japan	2005-92511	4-Oct-05	4959290	9-Jun-06	Registered
DEPICTRA (BLOCK)	Lithuania	20051730	3-Oct-05	53449	15-May-07	Registered
DEPICTRA (BLOCK)	Latvia	M-05-1424	30-Nov-05	M57208	20-Jan-07	Registered
DEPICTRA (BLOCK)	Malta	44351	5-Oct-05	44351	1-Feb-06	Registered
DEPICTRA (BLOCK)	Norway	200504372	11-May-05	231295	9-Mar-06	Registered
DEPICTRA (BLOCK)	Poland	Z-300787	4-Oct-05	191179	5-Dec-07	Registered
DEPICTRA (BLOCK)	Portugal	394584	14-Oct-05	394584	11-Aug-06	Registered
DEPICTRA (BLOCK)	Sweden	2005/07290	4-Oct-05	378118	13-Jan-06	Registered
DEPICTRA (BLOCK)	Singapore	T05/19226C	4-Oct-05	T05/19226C	6-Jun-06	Registered
DEPICTRA (BLOCK)	Slovenia	Z-200571368	3-Oct-05	200571368	24-Apr-06	Registered
DEPICTRA (BLOCK)	Slovakia	1820-2005	3-Oct-05	215214	11-Sep-06	Registered
FORELUME (BLOCK)	Switzerland	53870/2005	10-May-05	534935	23-Jun-05	Registered
FORELUME (BLOCK)	European Community	4430146	10-May-05	4430146	31-Mar-06	Registered
FORELUME (BLOCK)	Iceland	1226/2005	9-May-05	546/2005	6-Jun-05	Registered
FORELUME (BLOCK)	Norway	200504378	11-May-05	231314	9-Mar-06	Registered
GLUDEF (BLOCK)	Canada	1466957	25-Jan-10			Pending
GLUDEF (BLOCK)	United States of America	77/917593	22-Jan-10			Pending
ILLUSTREL (BLOCK)	Switzerland	53871/2005	10-May-05	534936	23-Jun-05	Registered
ILLUSTREL (BLOCK)	European Community	4429742	10-May-05	4429742	21-Mar-06	Registered
ILLUSTREL (BLOCK)	Iceland	1227/2005	9-May-05	547/2005	6-Jun-05	Registered
ILLUSTREL (BLOCK)	Norway	200504406	11-May-05	231201	6-Mar-06	Registered
INNOVATORS AT HEART (BLOCK)	Argentina	2426151	24-Apr-03	1988805	24-Aug-04	Registered
INNOVATORS AT HEART (BLOCK)	Australia	947429	18-Mar-03	947429	9-Oct-03	Registered
INNOVATORS AT HEART (BLOCK)	Bahrain	33216	11-May-03	33216	26-Dec-05	Registered
INNOVATORS AT HEART (BLOCK)	Brazil	825542944	27-May-03			Published
INNOVATORS AT HEART (BLOCK)	Canada	1171363	17-Mar-03	TMA669731	14-Aug-06	Registered
INNOVATORS AT HEART (BLOCK)	Chile	604884	17-Apr-03	675787	15-Oct-03	Registered
INNOVATORS AT HEART (BLOCK)	China (People’s Republic)	3550190	8-May-03	3550190	28-Jan-09	Registered
INNOVATORS AT HEART (BLOCK)	Colombia	T2003/032097	15-Apr-03	284624	30-Apr-04	Registered

9

INNOVATORS AT HEART (BLOCK)	Costa Rica	2003-0002801	13-May-03	145862	17-Mar-04	Registered
INNOVATORS AT HEART (BLOCK)	Egypt	159020	29-Apr-03	159020	25-Jul-06	Registered
INNOVATORS AT HEART (BLOCK)	European Community	003168176	6-May-03	003168176	15-Dec-04	Registered
INNOVATORS AT HEART (BLOCK)	United Kingdom	2327461	25-Mar-03	2327461	26-Sep-03	Registered
INNOVATORS AT HEART (BLOCK)	Ireland	2003/00533	25-Mar-03	227896	25-Mar-03	Registered
INNOVATORS AT HEART (BLOCK)	Israel	163951	24-Apr-03	163951	4-Jan-05	Registered
INNOVATORS AT HEART (BLOCK)	Jordan	71333	4-Aug-03	71333	26-Feb-04	Registered
INNOVATORS AT HEART (BLOCK)	Japan	2003-29892	14-Apr-03	4714745	3-Oct-03	Registered
INNOVATORS AT HEART (BLOCK)	Korea, Republic of	40-2003-20578	7-May-03	40-586813	6-Jul-04	Registered
INNOVATORS AT HEART (BLOCK)	Kuwait	59150	23-Apr-03			Pending
INNOVATORS AT HEART (BLOCK)	Mexico	597827	22-Apr-03	798463	30-Jun-03	Registered
INNOVATORS AT HEART (BLOCK)	Malaysia	2003/05663	19-May-03	2003/05663	3-Feb-03	Registered
INNOVATORS AT HEART (BLOCK)	Oman	30510	6-May-03	30510	2-Jul-05	Registered
INNOVATORS AT HEART (BLOCK)	Panama	127224	20-May-03	127224	20-May-03	Registered
INNOVATORS AT HEART (BLOCK)	Philippines	42003002819	26-Mar-03	42003002819	14-Apr-08	Registered
INNOVATORS AT HEART (BLOCK)	Saudi Arabia	82529	23-Apr-03	735/13		Published
INNOVATORS AT HEART (BLOCK)	Singapore	T03/06048C	25-Apr-03	T03/06048C	25-Apr-03	Registered
INNOVATORS AT HEART (BLOCK)	Taiwan	092018264	16-Apr-03	1089258	16-Mar-04	Registered
INNOVATORS AT HEART (BLOCK)	United States of America	78/210142	3-Feb-03	3276023	7-Aug-07	Registered
INNOVATORS AT HEART (BLOCK)	Venezuela	04611/2003	22-Apr-03	P254452	14-Sep-04	Registered
INNOVATORS AT HEART (BLOCK)	South Africa	2003/04645	19-Mar-03	2003/04645	20-Feb-08	Registered
INTELLIPIN (BLOCK)	Australia	1046747	17-Mar-05	1046747	24-Oct-05	Registered
INTELLIPIN (BLOCK)	Brazil	827273975	18-Mar-05			Published
INTELLIPIN (BLOCK)	Canada	1250924	16-Mar-05			Published
INTELLIPIN (BLOCK)	Switzerland	58050/2005	3-Oct-05	540105	6-Dec-05	Registered
INTELLIPIN (BLOCK)	European Community	4346102	18-Mar-05	4346102	8-Mar-06	Registered
INTELLIPIN (BLOCK)	Iceland	2774/2005	3-Oct-05	980/2005	3-Nov-05	Registered
INTELLIPIN (BLOCK)	Japan	2005-024285	18-Mar-05	4959316	9-Jun-06	Registered
INTELLIPIN (BLOCK)	Mexico	711147	8-Apr-05	891151	25-Jul-05	Registered
INTELLIPIN (BLOCK)	Norway	200510192	4-Oct-05	232962	31-May-06	Registered
INTELLIPIN (BLOCK)	United States of America	78/436013	16-Jun-04	3127726	8-Aug-06	Registered
LANTHEUS MEDICAL IMAGING	Brazil	829916156	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING	Peru	362643	7-Aug-08	150330	26-Mar-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	United Arab Emirates	117813	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	United Arab Emirates	117812	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Argentina	2846697	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Argentina	2846698	11-Aug-08			Published

10

LANTHEUS MEDICAL IMAGING (BLOCK)	Argentina	2846696	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Australia	1254050	25-Jul-08	1254050	9-Dec-08	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Bahrain	71833	19-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Bahrain	71834	19-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Bolivia	3745-2008	8-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Bolivia	3744-2008	8-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Brazil	829916172	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Brazil	829916199	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Canada	1404829	25-Jul-08			Allowed
LANTHEUS MEDICAL IMAGING (BLOCK)	Switzerland	59431/2008	29-Jul-08	582123	27-Jan-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Chile	831148	30-Jul-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Chile	831147	30-Jul-08	845.152	26-Mar-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	China (People’s Republic)	6891457	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	China (People’s Republic)	6891456	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	China (People’s Republic)	6891458	11-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Colombia	08083009	11-Aug-08	385894	31-Jul-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Colombia	08083012	11-Aug-08	385895	31-Jul-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Costa Rica	2008-9852	3-Oct-08	187183	27-Feb-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Costa Rica	2008-0009851	3-Oct-08	190722	29-May-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Ecuador	202742	30-Jul-08	1529-09	21-Jan-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Ecuador	202741	30-Jul-08	1528-09	21-Jan-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Egypt	219988	27-Jul-08	219988	17-Jan-10	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Egypt	219989	27-Jul-08	219989	17-Jan-10	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	European Community	7119712	1-Aug-08	7119712	11-May-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Hong Kong	301168975	25-Jul-08	301168975	5-Feb-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Croatia	Z20081644	25-Jul-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Indonesia	D002008029143	11-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Indonesia	D002008029141	11-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Israel	214010	10-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Israel	214011	10-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Israel	214009	10-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	India	1719854	11-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Iceland	2532/2008	25-Jul-08	945/2008	1-Sep-08	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Japan	2008-065825	8-Aug-08	5266851	18-Sep-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Korea, Republic of	45-2008-3435	8-Aug-08	45-29150	1-Oct-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Kuwait	99301	16-Nov-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Kuwait	99302	16-Nov-08			Published

11

LANTHEUS MEDICAL IMAGING (BLOCK)	Liechtenstein	15053	6-Aug-08	15053	6-Aug-08	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Mexico	953911	11-Aug-08	1085795	19-Feb-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Mexico	953912	11-Aug-08	1078471	13-Jan-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Malaysia	08015849	11-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Malaysia	08015848	11-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Norway	200810102	19-Aug-08	248235	21-Oct-08	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	New Zealand	793323	25-Jul-08	793323	29-Jan-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Peru	362644	7-Aug-08	150331	26-Mar-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Philippines	4-2008-009677	11-Aug-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Pakistan	253882	31-Jul-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Pakistan	253883	31-Jul-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Russian Federation	2008725562	8-Aug-08	390038	28-Sep-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Saudi Arabia	135890	11-Oct-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	Saudi Arabia	135891	11-Oct-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Singapore	T08/10387C	5-Aug-08	T0810387C	11-Jun-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Thailand	703875	1-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Thailand	703874	1-Aug-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Turkey	2008/44719	30-Jul-08	2008 44719	7-Sep-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Taiwan	097037777	11-Aug-08	1369375	1-Jul-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	United States of America	77/394021	11-Feb-08	3699730	20-Oct-09	Registered
LANTHEUS MEDICAL IMAGING (BLOCK)	Venezuela	14944-2008	31-Jul-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	Venezuela	14945-2008	31-Jul-08			Published
LANTHEUS MEDICAL IMAGING (BLOCK)	South Africa	2008/17501	29-Jul-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	South Africa	2008/17502	29-Jul-08			Pending
LANTHEUS MEDICAL IMAGING (BLOCK)	South Africa	2008/17503	29-Jul-08			Pending
LUMIFY (BLOCK)	Switzerland	53831/2005	9-May-05	535029	27-Jun-05	Registered
LUMIFY (BLOCK)	European Community	4421558	4-May-05	4421558	25-Apr-06	Registered
LUMIFY (BLOCK)	Iceland	1233/2005	9-May-05	553/2005	6-Jun-05	Registered
LUMIFY (BLOCK)	Norway	200504371	11-May-05	231170	6-Mar-06	Registered
LUMINITY (BLOCK)	Austria	AM 6795/2005	11-Oct-05	229 301	10-Jan-06	Registered
LUMINITY (BLOCK)	Australia	1079052	4-Oct-05	1079052	22-May-06	Registered
LUMINITY (BLOCK)	Benelux	1086686	3-Oct-05	784452	7-Mar-06	Registered
LUMINITY (BLOCK)	Switzerland	53872/2005	10-May-05	534937	23-Jun-05	Registered
LUMINITY (BLOCK)	China (People's Republic)	4932558	28-Dec-05	4932558	21-Feb-09	Registered
LUMINITY (BLOCK)	Czech Republic	O-430237	3-Oct-05	280405	19-Apr-06	Registered
LUMINITY (BLOCK)	Germany	305587218/05	4-Oct-05	30558721	12-Dec-05	Registered
LUMINITY (BLOCK)	Denmark	V A 2005 04169	3-Oct-05	VR 2005 03906	11-Oct-05	Registered

12

LUMINITY (BLOCK)	Estonia	M200501254	3-Oct-05	43139	22-Sep-06	Registered
LUMINITY (BLOCK)	European Community	4429676	10-May-05	4429676	25-Apr-06	Registered
LUMINITY (BLOCK)	Spain	2672701(3)	4-Oct-05	2672701	30-May-06	Registered
LUMINITY (BLOCK)	Finland	T200502572	3-Oct-05	236050	31-May-06	Registered
LUMINITY (BLOCK)	France	053383470	3-Oct-05	053383470	3-Oct-05	Registered
LUMINITY (BLOCK)	United Kingdom	2402990	3-Oct-05	2402990	24-Mar-06	Registered
LUMINITY (BLOCK)	Greece	150991	10-Oct-05	150991	19-Mar-07	Registered
LUMINITY (BLOCK)	Hungary	M0503230	6-Oct-05	188266	11-Jan-07	Registered
LUMINITY (BLOCK)	Ireland	2005/02035	3-Oct-05	232691	10-Apr-06	Registered
LUMINITY (BLOCK)	Iceland	1229/2005	9-May-05	549/2005	6-Jun-05	Registered
LUMINITY (BLOCK)	Italy	TO2005C002841	5-Oct-05	1175187	6-Mar-09	Registered
LUMINITY (BLOCK)	Japan	2005-92513	4-Oct-05	4959291	9-Jun-06	Registered
LUMINITY (BLOCK)	Lithuania	20051729	3-Oct-05	53448	15-Dec-06	Registered
LUMINITY (BLOCK)	Latvia	M-05-1423	30-Nov-05	M57207	20-Jan-07	Registered
LUMINITY (BLOCK)	Malta	44350	5-Oct-05	44350	1-Feb-06	Registered
LUMINITY (BLOCK)	Norway	200504389	11-May-05	231348	13-Mar-06	Registered
LUMINITY (BLOCK)	Poland	Z-300788	4-Oct-05	191180	5-Dec-07	Registered
LUMINITY (BLOCK)	Portugal	394592	14-Oct-05	394592	11-Aug-06	Registered
LUMINITY (BLOCK)	Sweden	2005/073333	5-Oct-05	378428	3-Feb-06	Registered
LUMINITY (BLOCK)	Singapore	T05/19224G	4-Oct-05	T05/19924G	4-Oct-05	Registered
LUMINITY (BLOCK)	Slovenia	Z-200571369	3-Oct-05	200571369	24-Apr-06	Registered
LUMINITY (BLOCK)	Slovakia	POZ-1822-2005	3-Oct-05	215216	11-Sep-06	Registered
MIBI (BLOCK)	Finland	T200000804	9-Mar-00	219718	15-Dec-00	Registered
MIBI (BLOCK)	Norway	200002833	9-Mar-00	204759	14-Sep-00	Registered
MIBI (BLOCK)	Sweden	00-01987	10-Mar-00	346010	4-May-01	Registered
MIRALUMA	Switzerland	5243/1997	1-Jul-97	P447024	24-Nov-97	Registered
MIRALUMA (BLOCK)	Austria	AM 3516/97	30-Jun-97	171 776	30-Sep-97	Registered
MIRALUMA (BLOCK)	Benelux	896692	1-Jul-97	616726	5-Jun-98	Registered
MIRALUMA (BLOCK)	Canada	850538	11-Jul-97	TMA497274	16-Jul-98	Registered
MIRALUMA (BLOCK)	Colombia	97036448	2-Jul-97	205111	28-Jan-98	Registered
MIRALUMA (BLOCK)	Germany	397 30 205.3	30-Jun-97	397 30 205	5-Sep-97	Registered
MIRALUMA (BLOCK)	Denmark	VA 1997/03341	2-Jul-97	VA 1998 01749	10-Apr-98	Registered
MIRALUMA (BLOCK)	Ecuador	79521	30-Jun-97	5711-98	6-Oct-98	Registered
MIRALUMA (BLOCK)	European Community	006800461	2-Apr-08	006800461	9-Jun-09	Registered
MIRALUMA (BLOCK)	Spain	2102469	3-Jul-97	2102469	5-Jan-98	Registered
MIRALUMA (BLOCK)	Finland	T199702696	8-Jul-97	210212	15-Jun-98	Registered
MIRALUMA (BLOCK)	France	97/685106	1-Jul-97	97685106	1-Jul-97	Registered

13

MIRALUMA (BLOCK)	United Kingdom	2137649	2-Jul-97	2137649	26-Dec-97	Registered
MIRALUMA (BLOCK)	Greece	133802	10-Jul-97	133802	17-Mar-99	Registered
MIRALUMA (BLOCK)	Ireland	97/2447	1-Jul-97	205192	1-Jul-97	Registered
MIRALUMA (BLOCK)	Iceland	875/1997	4-Jul-97	1162/1997	29-Aug-97	Registered
MIRALUMA (BLOCK)	Italy	M197C007563	7-Aug-97	810717	13-Apr-00	Registered
MIRALUMA (BLOCK)	Nicaragua	97-02359	17-Jul-97	38314	14-Aug-98	Registered
MIRALUMA (BLOCK)	Norway	975329	2-Jul-97	190858	18-Jun-98	Registered
MIRALUMA (BLOCK)	Panama	089875	12-Sep-97	089875	28-Aug-99	Registered
MIRALUMA (BLOCK)	Peru	056152	30-Jan-98	045442	30-Apr-98	Registered
MIRALUMA (BLOCK)	Portugal	324794	3-Jul-97	324794	2-Feb-98	Registered
MIRALUMA (BLOCK)	Turkey	11991	15-Aug-97	187438	15-Aug-97	Registered
MIRALUMA (BLOCK)	Trinidad and Tobago	27459	9-Sep-97	27459	20-Aug-98	Registered
MIRALUMA (BLOCK)	United States of America	75/237528	6-Feb-97	2276361	7-Sep-99	Registered
MISCELLANEOUS DESIGN (MEDICAL IMAGING LOGO) (Miscellaneous Design)	Argentina	2582023	7-Apr-05	2107504	23-Aug-06	Registered
NEUROLITE (BLOCK)	United Arab Emirates	84456	20-Aug-06	93914	23-Mar-09	Registered
NEUROLITE (BLOCK)	Argentina	2510828		1997972	9-Nov-04	Registered
NEUROLITE (BLOCK)	Austria	AM1415/88	30-Mar-88	121 071	31-Aug-88	Registered
NEUROLITE (BLOCK)	Australia	484320	28-Mar-88	A484320	27-Nov-89	Registered
NEUROLITE (BLOCK)	Bosnia and Herzegovina	BAZ058667A	26-Apr-05	BAZ058667A	4-Nov-09	Registered
NEUROLITE (BLOCK)	Brazil	818278820	29-Dec-94	818278820	12-Feb-97	Registered
NEUROLITE (BLOCK)	Benelux	62760	5-Apr-88	444513	5-Apr-88	Registered
NEUROLITE (BLOCK)	Canada	621320	13-Dec-88	441704	14-Apr-95	Registered
NEUROLITE (BLOCK)	Switzerland	2145	28-Mar-88	362123	10-Aug-88	Registered
NEUROLITE (BLOCK)	Chile	677.858	7-Jan-94	727.741	16-Jun-05	Registered
NEUROLITE (BLOCK)	China (People’s Republic)	95009559	24-Jan-95	904635	28-Nov-96	Registered
NEUROLITE (BLOCK)	Colombia	008910	7-Mar-94	165863	30-Jun-94	Registered
NEUROLITE (BLOCK)	Costa Rica	85662	20-Sep-93	85662	21-Jan-94	Registered
NEUROLITE (BLOCK)	Czech Republic	56088	27-Jan-89	167547	26-Jan-90	Registered
NEUROLITE (BLOCK)	Germany	W57127	22-Nov-88	DD646376	1-Feb-89	Registered
NEUROLITE (BLOCK)	Germany	D44039/5WZ	28-Nov-87	1186914	5-Feb-93	Registered
NEUROLITE (BLOCK)	Denmark	VA 1988/02332	30-Mar-88	VR 1990/01372	2-Mar-90	Registered
NEUROLITE (BLOCK)	Spain	1245600	12-Apr-88	1245600	5-Jul-93	Registered
NEUROLITE (BLOCK)	Finland	T198801399	29-Mar-88	107627	21-May-90	Registered
NEUROLITE (BLOCK)	France	918206	5-Apr-88	1604283	5-Apr-88	Registered
NEUROLITE (BLOCK)	United Kingdom	1340170	31-Mar-88	1340170	31-Mar-88	Registered
NEUROLITE (BLOCK)	Greece	88987	5-May-88	88987	19-May-92	Registered
NEUROLITE (BLOCK)	Hong Kong	300683622	19-Jul-06	300683622	6-Feb-07	Registered

14

NEUROLITE (BLOCK)	Croatia	Z20050482A	19-Apr-05	Z20050482	28-Feb-06	Registered
NEUROLITE (BLOCK)	Hungary	M93 00814	10-Nov-88	128006	22-Jun-89	Registered
NEUROLITE (BLOCK)	Israel	87657	7-Jun-93	87657	6-Apr-95	Registered
NEUROLITE (BLOCK)	India	679529	8-Sep-95	679529	2-Jul-05	Registered
NEUROLITE (BLOCK)	Italy	RM98C002191	9-May-88	521940	6-Feb-90	Registered
NEUROLITE (BLOCK)	Korea, Republic of	40-2006-37106	19-Apr-06	40-0714201	20-Jun-07	Registered
NEUROLITE (BLOCK)	Macedonia	Z-2005/234	15-Apr-05	12757	13-Mar-07	Registered
NEUROLITE (BLOCK)	Norway	88.1416	29-Mar-88	137161	22-Jun-89	Registered
NEUROLITE (BLOCK)	New Zealand	751574	19-Jul-06	751574	25-Jan-07	Registered
NEUROLITE (BLOCK)	Panama	074220	27-Jan-95	074220	16-May-96	Registered
NEUROLITE (BLOCK)	Poland	Z-86738	10-Nov-88	64438	29-Jun-90	Registered
NEUROLITE (BLOCK)	Portugal	354443	19-Mar-01	354443	28-May-03	Registered
NEUROLITE (BLOCK)	Russian Federation	110459	11-Nov-88	87404	25-Dec-89	Registered
NEUROLITE (BLOCK)	Sweden	88-2869	30-Mar-88	242651	27-Nov-92	Registered
NEUROLITE (BLOCK)	Singapore	T06/14391F	20-Jul-06	T06/14391F	20-Jul-06	Registered
NEUROLITE (BLOCK)	Slovenia	Z-200570517	15-Apr-05	Z-200570517	6-Feb-06	Registered
NEUROLITE (BLOCK)	Slovakia	56088-89	27-Jan-89	167547	26-Jan-90	Registered
NEUROLITE (BLOCK)	Thailand	259750	3-Feb-94	TM22866	30-Dec-94	Registered
NEUROLITE (BLOCK)	Turkey	5115	25-Jan-89	109937	25-Jan-89	Registered
NEUROLITE (BLOCK)	United States of America	73/700614	14-Dec-87	1496535	19-Jul-88	Registered
NEUROLITE (BLOCK)	South Africa	88/9680	1-Nov-88	88/9680	3-Jul-91	Registered
NEUROLITE IN KATAKANA (BLOCK)	Japan	36541/88	1-Apr-88	2286501	30-Nov-90	Registered
ONSISTA (BLOCK)	Switzerland	53867/2005	10-May-05	534932	23-Jun-05	Registered
ONSISTA (BLOCK)	European Community	004430377	10-May-05	004430377	21-Mar-06	Registered
ONSISTA (BLOCK)	Iceland	1223/2005	9-May-05	543/2005	6-Jun-05	Registered
ONSISTA (BLOCK)	Norway	200504404	11-May-05	231177	6-Mar-06	Registered
OSPECTIV (BLOCK)	Switzerland	53930/2005	11-May-05	535351	5-Jul-05	Registered
OSPECTIV (BLOCK)	European Community	004390225	15-Apr-05	004390225	22-Feb-06	Registered
OSPECTIV (BLOCK)	Iceland	1215/2005	9-May-05	535/2005	6-Jun-05	Registered
OSPECTIV (BLOCK)	Norway	200504398	11-May-05	231162	3-Mar-06	Registered
PRODICTRA (BLOCK)	European Community	003736824	30-Mar-04	003736824	16-Jun-05	Registered
RECON-O-STAT (BLOCK)	Austria	AM 5796/93	7-Dec-93	151676	17-Mar-94	Registered
RECON-O-STAT (BLOCK)	Australia	617745	6-Dec-93	A617745	1-May-95	Registered
RECON-O-STAT (BLOCK)	Brazil	817795405	2-May-94	817795405	2-Jan-96	Registered
RECON-O-STAT (BLOCK)	Benelux	76438	10-Dec-93	546472	3-Nov-94	Registered
RECON-O-STAT (BLOCK)	Switzerland	12392/1993	6-Dec-93	417515	3-Jul-95	Registered
RECON-O-STAT (BLOCK)	Chile	261269	10-Dec-93	709206	26-Oct-94	Registered

15

RECON-O-STAT (BLOCK)	China (People’s Republic)	94012786	16-Feb-94	812541	7-Feb-96	Registered
RECON-O-STAT (BLOCK)	Colombia	421571	7-Dec-93	159022	17-May-94	Registered
RECON-O-STAT (BLOCK)	Costa Rica		7-Jun-95	94673	8-Feb-96	Registered
RECON-O-STAT (BLOCK)	Czech Republic	85838-94	14-Jan-94	194151	23-Oct-96	Registered
RECON-O-STAT (BLOCK)	Germany	D53859/10Wz	7-Dec-93	2087751	19-Dec-94	Registered
RECON-O-STAT (BLOCK)	Denmark	VA199307913	8-Dec-93	VR199407061	21-Oct-94	Registered
RECON-O-STAT (BLOCK)	Egypt	89236	6-Dec-93	89236	1-Jun-98	Registered
RECON-O-STAT (BLOCK)	Spain	1795669	22-Dec-93	1795669	3-May-96	Registered
RECON-O-STAT (BLOCK)	Finland	5578/93	9-Dec-93	140423	20-Oct-95	Registered
RECON-O-STAT (BLOCK)	France	94/501595	14-Jan-94	94/501595	14-Jan-94	Registered
RECON-O-STAT (BLOCK)	United Kingdom	1558518	6-Jan-94	1558518	9-Apr-96	Registered
RECON-O-STAT (BLOCK)	Greece	117051	9-Dec-93	117051	19-Feb-96	Registered
RECON-O-STAT (BLOCK)	Hong Kong	9400158	5-Jan-94	199507472	5-Sep-95	Registered
RECON-O-STAT (BLOCK)	Croatia	Z940368A	15-Feb-94	Z940368	30-Jun-97	Registered
RECON-O-STAT (BLOCK)	Hungary	M9306231	22-Dec-93	141414	4-Dec-96	Registered
RECON-O-STAT (BLOCK)	Ireland	158517	6-Dec-93	158517	17-Jul-95	Registered
RECON-O-STAT (BLOCK)	Israel	90194	6-Dec-93	90194	1-Apr-96	Registered
RECON-O-STAT (BLOCK)	India	613708	10-Dec-93	613708	20-Dec-03	Registered
RECON-O-STAT (BLOCK)	Italy	31012003TO	20-Nov-03	1058013	27-Aug-07	Registered
RECON-O-STAT (BLOCK)	Japan	123226	8-Dec-93	3270506	12-Mar-97	Registered
RECON-O-STAT (BLOCK)	Korea, Republic of	93-44079	8-Dec-93	40-311673	17-Apr-95	Registered
RECON-O-STAT (BLOCK)	Mexico	186323	15-Dec-93	462289	1-Jun-94	Registered
RECON-O-STAT (BLOCK)	Malaysia	94/01373	22-Feb-94	94001373	22-Feb-94	Registered
RECON-O-STAT (BLOCK)	Norway	936041	8-Dec-93	170445	21-Dec-95	Registered
RECON-O-STAT (BLOCK)	New Zealand	232626	6-Dec-93	232626	10-Jun-96	Registered
RECON-O-STAT (BLOCK)	Portugal	297942	7-Feb-94	297942	15-May-95	Registered
RECON-O-STAT (BLOCK)	Russian Federation	93054300	9-Dec-93	131021	28-Aug-95	Registered
RECON-O-STAT (BLOCK)	Saudi Arabia	23232	8-Dec-93	325/19	12-Nov-94	Registered
RECON-O-STAT (BLOCK)	Sweden	93-11699	10-Dec-93	260110	5-Aug-94	Registered
RECON-O-STAT (BLOCK)	Singapore	S/100/94	5-Jan-94	T94/00100J	5-Jan-94	Registered
RECON-O-STAT (BLOCK)	Slovakia	93-1994	19-Jan-94	178156	21-Oct-97	Registered
RECON-O-STAT (BLOCK)	Thailand	257945	27-Dec-93	TM26034	27-Dec-93	Registered
RECON-O-STAT (BLOCK)	Turkey	959023	23-Aug-95	164624	23-Aug-95	Registered
RECON-O-STAT (BLOCK)	Uruguay	267760	19-Jan-94	367182	14-Feb-96	Registered
RECON-O-STAT (BLOCK)	Viet Nam	N0064/94	8-Jan-94	14178	11-Nov-94	Registered
RECON-O-STAT (BLOCK)	South Africa	93/11537	6-Dec-93	93/11537	8-Mar-96	Registered
REFINIAN (BLOCK)	Australia	1058266	1-Jun-05	1058266	5-Dec-05	Registered

16

REFINIAN (BLOCK)	Puerto Rico	65597	29-Jun-05	65597	30-Mar-06	Registered
RELIALITE (BLOCK)	Switzerland	53873/2005	10-May-05	534938	23-Jun-05	Registered
RELIALITE (BLOCK)	European Community	4430161	10-May-05	4430161	21-Mar-06	Registered
RELIALITE (BLOCK)	Iceland	1228/2005	9-May-05	548/2005	6-Jun-05	Registered
RELIALITE (BLOCK)	Norway	200504407	11-May-05	231202	6-Mar-06	Registered
REVALUME (BLOCK)	Switzerland	53875/2005	10-May-05	534940	23-Jun-05	Registered
REVALUME (BLOCK)	European Community	4429701	10-May-05	4429701	21-Mar-06	Registered
REVALUME (BLOCK)	Iceland	1231/2005	9-May-05	551/2005	6-Jun-05	Registered
REVALUME (BLOCK)	Norway	200504388	11-May-05	234138	8-Aug-06	Registered
REVELUME (BLOCK)	Switzerland	53874/2005	10-May-05	534939	23-Jun-05	Registered
REVELUME (BLOCK)	European Community	4430088	10-May-05	4430088	25-Apr-06	Registered
REVELUME (BLOCK)	Iceland	1230/2005	9-May-05	550/2005	6-Jun-05	Registered
REVELUME (BLOCK)	Norway	200504379	11-May-05	234137	8-Aug-06	Registered
SIGNALITE (BLOCK)	Switzerland	53931/2005	11-May-05	535316	4-Jul-05	Registered
SIGNALITE (BLOCK)	European Community	4388708	15-Apr-05	4388708	31-Mar-06	Registered
SIGNALITE (BLOCK)	Iceland	1216/2005	9-May-05	536/2005	6-Jun-05	Registered
SIGNALITE (BLOCK)	Norway	200504399	11-May-05	231163	3-Mar-06	Registered
SIGNILITE (BLOCK)	Switzerland	53932/2005	11-May-05	535352	5-Jul-05	Registered
SIGNILITE (BLOCK)	European Community	4388691	15-Apr-05	4388691	22-Feb-06	Registered
SIGNILITE (BLOCK)	Iceland	1217/2005		537/2005	6-Jun-05	Registered
SIGNILITE (BLOCK)	Norway	200504400	11-May-05	231164	3-Mar-06	Registered
SIGNYLITE (BLOCK)	Switzerland	53933/2005	11-May-05	535353	5-Jul-05	Registered
SIGNYLITE (BLOCK)	European Community	4388658	15-Apr-05	4388658	22-Feb-06	Registered
SIGNYLITE (BLOCK)	Iceland	1218/2005	9-May-05	538/2005	6-Jun-05	Registered
SIGNYLITE (BLOCK)	Norway	200504370	11-May-05	231168	6-Mar-06	Registered
SPANSIFY (BLOCK)	Switzerland	53934/2005	11-May-05	535308	4-Jul-05	Registered
SPANSIFY (BLOCK)	European Community	4390531	15-Apr-05	4390531	22-Feb-06	Registered
SPANSIFY (BLOCK)	Iceland	1219/2005	9-May-05	539/2005	6-Jun-05	Registered
SPANSIFY (BLOCK)	Norway	200504401	11-May-05	231171	6-Mar-06	Registered
SPANTRIA (BLOCK)	Australia	1054234	6-May-05	1054234	19-Dec-05	Registered
SPANTRIA (BLOCK)	Canada	1256779	6-May-05			Allowed
SPANTRIA (BLOCK)	Germany	30526985.2/05	9-May-05	30526985	4-Nov-05	Registered
SPANTRIA (BLOCK)	European Community	004390399	15-Apr-05	4390399	22-May-06	Registered
SPANTRIA (BLOCK)	Spain	2650582	9-May-05	2650582	27-Mar-06	Registered
SPANTRIA (BLOCK)	France	053357816	9-May-05	053357816	9-May-05	Registered
SPANTRIA (BLOCK)	United Kingdom	2391179	6-May-05	2391179	21-Oct-05	Registered
SPANTRIA (BLOCK)	Italy	TO2005C001417	9-May-05	1174403	5-Mar-09	Registered

17

SPANTRIA (BLOCK)	Japan	2005-40340	9-May-05	4955745	26-May-06	Registered
SPANTRIA (BLOCK)	United States of America	77/519175	10-Jul-08			Allowed
SPOTLIGHT ON CONTRAST (BLOCK)	United States of America	78/698194	23-Aug-05	3129463	15-Aug-06	Registered
TECHNELITE (BLOCK)	Argentina	1900473	24-Nov-93	1528255	4-Feb-05	Registered
TECHNELITE (BLOCK)	Australia	587230	28-Sep-92	587230	14-Mar-94	Registered
TECHNELITE (BLOCK)	Brazil	817795391	2-May-94	817795391	17-Sep-96	Registered
TECHNELITE (BLOCK)	Benelux	74332	25-Sep-92	523256	1-Jun-93	Registered
TECHNELITE (BLOCK)	Canada	714072	2-Oct-92	TMA424737	4-Mar-94	Registered
TECHNELITE (BLOCK)	Switzerland	6945	24-Sep-92	400733	2-Jun-93	Registered
TECHNELITE (BLOCK)	Chile	259642	23-Nov-93	777320	13-Dec-96	Registered
TECHNELITE (BLOCK)	China (People’s Republic)	95009562	4-Feb-95	902256	21-Nov-96	Registered
TECHNELITE (BLOCK)	Colombia	361660	10-Jun-92	153287	23-Feb-94	Registered
TECHNELITE (BLOCK)	Colombia	T2009/003630				Published
TECHNELITE (BLOCK)	Costa Rica	81821	4-Aug-92	81821	7-Jan-93	Registered
TECHNELITE (BLOCK)	Germany	D 51 613/1OWz	24-Sep-92	2045158	17-Sep-93	Registered
TECHNELITE (BLOCK)	European Community	6800353	2-Apr-08			Published
TECHNELITE (BLOCK)	Spain	1722388	29-Sep-92	1722388	5-Jun-95	Registered
TECHNELITE (BLOCK)	France	92/438877	26-Oct-92	92438877	26-Oct-92	Registered
TECHNELITE (BLOCK)	United Kingdom	1514608	6-Oct-92	1514608	10-Jun-94	Registered
TECHNELITE (BLOCK)	United Kingdom	1562156	11-Feb-94	1562156	29-Sep-95	Registered
TECHNELITE (BLOCK)	Hong Kong	9312365	19-Nov-93	199510394	12-Dec-95	Registered
TECHNELITE (BLOCK)	Italy	MI92C006662	29-Sep-92	997788	7-Jun-95	Registered
TECHNELITE (BLOCK)	Korea, Republic of	92-18467	6-Jul-92	40-271979	18-Aug-93	Registered
TECHNELITE (BLOCK)	Mexico	144915	15-Jul-92	467513	25-Jul-94	Registered
TECHNELITE (BLOCK)	New Zealand	235960	14-Apr-94	235690	17-Jul-97	Registered
TECHNELITE (BLOCK)	Panama	68625	24-Nov-93	68625	12-Apr-96	Registered
TECHNELITE (BLOCK)	Peru	240816	22-Apr-94	008856	2-Aug-94	Registered
TECHNELITE (BLOCK)	Philippines	4-2003-003319	10-Apr-03	4-2003-003319	12-Mar-07	Registered
TECHNELITE (BLOCK)	Puerto Rico	31489	13-Jul-92	31489	13-Jul-92	Registered
TECHNELITE (BLOCK)	Paraguay	6642	18-Apr-94	276090	30-Dec-94	Registered
TECHNELITE (BLOCK)	Saudi Arabia	23047	21-Nov-93	320/25	19-Sep-94	Registered
TECHNELITE (BLOCK)	Sweden	92/08489	25-Sep-92	250937	20-Aug-93	Registered
TECHNELITE (BLOCK)	Taiwan	81-28809	12-Jun-92	592398	1-Apr-93	Registered
TECHNELITE (BLOCK)	United States of America	74/254668	12-Mar-92	1812837	21-Dec-93	Registered
TECHNELITE (BLOCK)	Venezuela	98/15198	14-Aug-98	18128P-213637	6-Aug-99	Registered
TECHNELITE (BLOCK)	South Africa	93/10973	19-Nov-93	93/10973	10-Nov-95	Registered
TECHNELITE (STYLIZED) (BLOCK)	United States of America	74/254537	12-Mar-92	1812836	21-Dec-93	Registered

18

TRULIGHT	Iceland	1221/2005	9-May-05	541/2005	6-Jun-05	Registered
TRULIGHT (BLOCK)	Switzerland	53865/2005	10-May-05	534930	23-Jun-05	Registered
TRULIGHT (BLOCK)	European Community	4430401	10-May-05	4430401	3-Apr-06	Registered
TRULIGHT (BLOCK)	Norway	200504374	11-May-05	231308	9-Mar-06	Registered
TRULITE (BLOCK)	Austria	6793/2005	11-Oct-05	229299	10-Jan-06	Registered
TRULITE (BLOCK)	Australia	1079050	4-Oct-05	1079050	4-Oct-05	Registered
TRULITE (BLOCK)	Benelux	1086687	3-Oct-05	784454	3-Oct-05	Registered
TRULITE (BLOCK)	Switzerland	53866/2005	10-May-05	534931	23-Jun-05	Registered
TRULITE (BLOCK)	China (People’s Republic)	4932559	8-Oct-05	4932559	21-Feb-09	Registered
TRULITE (BLOCK)	Cyprus, Republic of	71785	5-Oct-05			Pending
TRULITE (BLOCK)	Czech Republic	430239	3-Oct-05			Published
TRULITE (BLOCK)	Germany	305587234	4-Oct-05	30558723	12-Dec-05	Registered
TRULITE (BLOCK)	Denmark	VA0041682005	3-Oct-05	VR0048892005	5-Dec-05	Registered
TRULITE (BLOCK)	Estonia	M200501256	3-Oct-05	43141	22-Sep-06	Registered
TRULITE (BLOCK)	European Community	4430435	10-May-05	4430435	12-Apr-06	Registered
TRULITE (BLOCK)	Spain	2672705M6	4-Oct-05	2672705M6	30-May-06	Registered
TRULITE (BLOCK)	Finland	200502574	3-Oct-05	236052	31-May-06	Registered
TRULITE (BLOCK)	France	053383472	3-Oct-05	053383472	10-Mar-06	Registered
TRULITE (BLOCK)	United Kingdom	2402992	3-Oct-05	2402992	13-Oct-06	Registered
TRULITE (BLOCK)	Greece	150993	10-Oct-05	150993	19-Mar-07	Registered
TRULITE (BLOCK)	Hungary	M0503232	6-Oct-05	187776	11-Dec-06	Registered
TRULITE (BLOCK)	Ireland	232688	3-Oct-05	232688	3-May-06	Registered
TRULITE (BLOCK)	Iceland	1222/2005	9-May-05	542/2005	6-Jun-05	Registered
TRULITE (BLOCK)	Italy	TO/2005/2839	5-Oct-05	1175185	6-Mar-09	Registered
TRULITE (BLOCK)	Lithuania	20051731	3-Oct-05	53450	15-Dec-06	Registered
TRULITE (BLOCK)	Latvia	M-05-1425	30-Nov-05	M57209	20-Jan-07	Registered
TRULITE (BLOCK)	Malta	44353	5-Oct-05	44353	1-Feb-06	Registered
TRULITE (BLOCK)	Norway	200504375	11-May-05	231310	9-Mar-06	Registered
TRULITE (BLOCK)	Poland	Z-300786	4-Oct-05	191178	25-Jun-07	Registered
TRULITE (BLOCK)	Portugal	394583	14-Oct-05	394583	11-Aug-06	Registered
TRULITE (BLOCK)	Sweden	2005/07334	5-Oct-05	378429	3-Feb-06	Registered
TRULITE (BLOCK)	Singapore	T05/19227A	4-Oct-05	T05/19227A	5-Oct-06	Registered
TRULITE (BLOCK)	Slovenia	Z-200571367	3-Oct-05	200571367	24-Apr-06	Registered
TRULITE (BLOCK)	Slovakia	POZ-1821-2005	3-Oct-05	215215	11-Sep-06	Registered
UDS RADIOPHARMACY (Design plus character (s))	Australia	1171037	10-Apr-07	1171037	19-Nov-07	Registered

VERILUME (BLOCK)	Switzerland	53923/2005	11-May-05	535346	5-Jul-05	Registered
VERILUME (BLOCK)	European Community	4429643	10-May-05	4429643	21-Mar-06	Registered
VERILUME (BLOCK)	Iceland	1232/2005	9-May-05	552/2005	6-Jun-05	Registered
VERILUME (BLOCK)	Norway	200504380	11-May-05	231319	9-Mar-06	Registered
VERLUMIFY (BLOCK)	Switzerland	53832/2005	9-May-05	535030	27-Jun-05	Registered
VERLUMIFY (BLOCK)	European Community	4421566	4-May-05	4421566	25-Apr-06	Registered
VERLUMIFY (BLOCK)	Iceland	1234/2005	9-May-05	554/2005	6-Jun-05	Registered
VERLUMIFY (BLOCK)	Norway	200504402	11-May-05	231174	6-Mar-06	Registered
VIALMIX (BLOCK)	United Arab Emirates	58057	30-Dec-03	49157	31-Oct-04	Registered
VIALMIX (BLOCK)	Argentina	2593926	31-May-05	2115120	20-Sep-06	Registered
VIALMIX (BLOCK)	Bahrain	40542	19-Jan-04	40542	3-Aug-06	Registered
VIALMIX (BLOCK)	Brazil	826255191	13-Feb-04	826255191	24-Jul-07	Registered
VIALMIX (BLOCK)	Canada	1020047	22-Jun-99	TMA564418	8-Jul-02	Registered
VIALMIX (BLOCK)	Switzerland	5519/1999	23-Jun-99	467778	16-Dec-99	Registered
VIALMIX (BLOCK)	Chile	625992	28-Oct-03	694542	3-Jun-04	Registered
VIALMIX (BLOCK)	China (People’s Republic)	3785698	5-Nov-03	3785698	21-Mar-05	Registered
VIALMIX (BLOCK)	Colombia	T2003/095329	27-Oct-03	287837	9-Sep-04	Registered
VIALMIX (BLOCK)	Denmark	VA199902669	24-Jun-99	VR200005203	13-Nov-00	Registered
VIALMIX (BLOCK)	Egypt	163012	5-Nov-03	163012	16-Mar-06	Registered
VIALMIX (BLOCK)	European Community	001219989	25-Jun-99	001219989	6-Nov-00	Registered
VIALMIX (BLOCK)	Hong Kong	300101087	27-Oct-03	300101087	24-Mar-04	Registered
VIALMIX (BLOCK)	Israel	167545	24-Oct-03	167545	4-Jan-05	Registered
VIALMIX (BLOCK)	India	1252700	2-Dec-03	1252700	3-Jan-06	Registered
VIALMIX (BLOCK)	Jordan	72918	9-Dec-03	72918	16-Jun-04	Registered
VIALMIX (BLOCK)	Japan	2003-106340	1-Dec-03	4862136	13-May-05	Registered
VIALMIX (BLOCK)	Korea, Republic of	40-2003-47515	29-Oct-03	40-607324	28-Jan-05	Registered
VIALMIX (BLOCK)	Kuwait	61870	30-Nov-03	51228	30-Nov-03	Registered
VIALMIX (BLOCK)	Lebanon	96380	8-Jan-04	96380	8-Jan-04	Registered
VIALMIX (BLOCK)	Mexico	627456	31-Oct-03	833792	28-May-04	Registered
VIALMIX (BLOCK)	Malaysia	2003-16495	5-Dec-03	03016495	12-May-03	Registered
VIALMIX (BLOCK)	Norway	199906219	25-Jun-99	199801	7-Oct-99	Registered
VIALMIX (BLOCK)	Oman	32097	16-Dec-03	32097	10-Oct-05	Registered
VIALMIX (BLOCK)	Philippines	4-2003-010942	28-Nov-03	4-2003-010942	18-Sep-06	Registered
VIALMIX (BLOCK)	Pakistan	190236	4-Dec-03			Published
VIALMIX (BLOCK)	Saudi Arabia	86887	27-Dec-03	747/50	20-Sep-04	Registered
VIALMIX (BLOCK)	Sweden	1999/04943	1-Jul-99	348244	31-Aug-01	Registered
VIALMIX (BLOCK)	Singapore	T03/17389Z	29-Oct-03	T03/17389Z	29-Oct-03	Registered

20

VIALMIX (BLOCK)	Thailand	538010	1-Dec-03	KOR202756	10-Sep-04	Registered
VIALMIX (BLOCK)	Taiwan	092062698	27-Oct-03	1111085	16-Jul-04	Registered
VIALMIX (BLOCK)	United States of America	78/100860	4-Jan-02	2628446	1-Oct-02	Registered
VIALMIX (BLOCK)	Venezuela	15476/2003	27-Oct-03			Published
VIALMIX (BLOCK)	Viet Nam	4-2003-11884	26-Dec-03	62987	24-May-05	Registered

21

Schedule 6.01(y)(i) Name; Jurisdiction of Organization; Organizational ID Number;

Chief Place of Business; Chief Executive Office; Federal Employer Identification Number

			Chief
	Jurisdiction of	Organizational ID	Executive
Name	Organization	Number	Office	FEIN
Lantheus MI Intermediate, Inc.	Delaware	4465403	331 Treble Cove Road	32-0225450
			North Billerica,
			MA 01862

Lantheus Medical Imaging, Inc.	Delaware	3098309	331 Treble Cove Road	51-0396366
			North Billerica,
			MA 01862

Lantheus MI Real Estate, LLC	Delaware	4469098	331 Treble Cove Road	61-1549164
			North Billerica,
			MA 01862

Schedule 7.02(a)        Existing Liens

None.

Schedule 7.02(b)        Existing Indebtedness

None.

Schedule 7.02(c) – Permitted Dispositions

None.

Schedule 7.02(e)        Existing Investments

None.

Schedule 7.02(k)        Limitations on Dividends and Other Payment Restrictions

None.

EXHIBIT A

FORM OF GUARANTY

GUARANTY, dated as of                                (this “Guaranty”), made by                                , a                     (the “Guarantor”), in favor of each of the Lenders (as hereinafter defined) and Harris N.A., as collateral agent for the Lenders (in such capacity, together with any successors or assigns in such capacity, if any, the “Collateral Agent”) pursuant to the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, Lantheus MI Intermediate, Inc., a Delaware corporation (the “Parent”), Lantheus Medical Imaging, Inc., a Delaware corporation (the “Borrower”), the “Guarantors” from time to time party thereto, the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), the Collateral Agent, Bank of Montreal, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, if any, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”), Bank of Montreal and NATIXIS, as joint bookrunners, Bank of Montreal and NATIXIS, as joint lead arrangers, NATIXIS, as syndication agent, and Jefferies Finance, LLC, as documentation agent, dated as of May 10, 2010 (such agreement, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make revolving loans and other financial accommodations (each a “Revolving Loan” and collectively, the “Revolving Loans”) to the Borrower;

WHEREAS, the Borrower directly or indirectly own all of the issued and outstanding shares of Capital Stock or other interests of the Guarantor;

WHEREAS, pursuant to Section 7.01(b) of the Credit Agreement, the Guarantor is required to execute and deliver to the Collateral Agent a guaranty guaranteeing the Revolving Loans and all other Obligations under the Credit Agreement;

WHEREAS, the Borrower, the Guarantor and the other direct and indirect subsidiaries of the Parent are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with the credit needed from time to time by the Guarantor and such other subsidiaries often being provided through financing obtained by the Borrower and the ability of the Borrower to obtain such financing being dependent on the successful operations of the Guarantor and such other subsidiaries; and

WHEREAS, the Guarantor has determined that its execution, delivery and performance of this Guaranty directly benefit, and are within the business purposes and in the best interests of, the Guarantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Agents and the Lenders to enter into the Credit Agreement and to make the Revolving Loans pursuant thereto, the Guarantor hereby agrees with the Lenders and the Agents as follows:

1.                                       Definitions. Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All terms used in this Guaranty which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein.

2.                                       Guaranty. The Guarantor (together with the other Guarantors, if any, jointly and severally) hereby (i) irrevocably, absolutely and unconditionally guarantees the prompt payment by the Borrower, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all Obligations from time to time owing in respect of the Credit Agreement or any other Loan Document, whether for principal, interest (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding with respect to the Borrower, whether or not a claim for post-filing interest is allowed in such proceeding), Letter of Credit Obligations, fees, commissions, expense reimbursements, indemnifications or otherwise, and whether accruing before or subsequent to the commencement of any Insolvency Proceeding with respect to the Borrower (notwithstanding the operation of the automatic stay under Section 362(a) of the U.S. Bankruptcy Code), and the due performance and observance by the Borrower of their other obligations now or hereafter existing in respect of the Loan Documents (the “Guaranteed Obligations”), and (ii) agrees to pay any and all expenses (including reasonable fees and expenses of one primary counsel, except if there are conflicts of interest, and if necessary one local counsel per jurisdiction) incurred by the Agents, the Lenders and the L/C Issuer in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, the Guarantor’s liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Agents, the Lenders and the L/C Issuer under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Loan Party. Notwithstanding the foregoing or any other provision of this Agreement to the contrary, if the obligations of any Guarantor under this Section 2 would, in any action or proceeding involving any state or provincial corporate law, or any state, provincial, federal or foreign bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, otherwise be held or determined to be subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any comparable applicable provisions of a state, provincial or foreign law on account of the amount of its liability under this Section 2, then the amount of such liability shall, without further action by such Guarantor, or any Loan Party or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding.

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3.                                       Guaranty Absolute; Continuing Guaranty; Assignments.

(a)                                  The Guarantor (together with the other Guarantors, if any, jointly and severally) hereby guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agents, the Lenders and the L/C Issuer with respect thereto. The Guarantor agrees that its guarantee constitutes a guaranty of payment when due and not of collection and waives, to the extent permitted by applicable law, any right to require that any resort be made by the Agents or the Lenders to any Collateral. The obligations of the Guarantor under this Guaranty are independent of the obligations under the Credit Agreement and the other Loan Documents, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against any other Loan Party or whether any other Loan Party is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and the Guarantor hereby irrevocably waives, to the extent permitted by applicable law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

(i)                                          any lack of validity or enforceability of any Loan Document or any agreement, instrument or document relating thereto;

(ii)                                       any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Loan Party or otherwise;

(iii)                                    any taking, exchange, release or non-perfection of any Collateral, or any taking, release or amendment or waiver of or consent to departure from any other Loan Document or other guaranty, for all or any of the Guaranteed Obligations;

(iv)                                   the existence of any claim, set-off, defense or other right that the Guarantor may have at any time against any Person, including, without limitation, any Agent, any Lender or the L/C Issuer;

(v)                                      any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Loan Party; or

(vi)                                   any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Agents, the Lenders and the L/C Issuer that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

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This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agents, the Lenders and the L/C Issuer or any other Person upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

(b)                                 This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until the later of (x) the cash payment in full of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this Guaranty, (y) the termination or Cash Collateralization of all Letters of Credit and the termination of all Revolving Credit Commitments, and (z) the Final Maturity Date, (ii) be binding upon the Guarantor, its successors and assigns and (iii) inure to the benefit of and be enforceable by the Agents, the Lenders and the L/C Issuer and their successors, pledgees, transferees and assigns. Without limiting the generality of the foregoing clause (iii), any Lender may pledge, assign or otherwise transfer all or any portion of its rights and obligations under any Loan Document (including, without limitation, all or any portion of its Revolving Credit Commitments, its Revolving Loans and the Letter of Credit Obligations owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in the Credit Agreement.

4.                                       Waivers. The Guarantor hereby waives, to the extent permitted by applicable law, (i) promptness and diligence; (ii) notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Agents, the Lenders or the L/C Issuer exhaust any right or take any action against any Loan Party or any other Person or any Collateral; (iii) any right to compel or direct any Agent, Lender or the L/C Issuer to seek payment or recovery of any amounts owed under this Guaranty from any one particular fund or source or to exhaust any right or take any action against any other Loan Party, any other Person or any Collateral; (iv) any requirement that any Agent, any Lender or the L/C Issuer protect, secure, perfect or insure any security interest or Lien on any property subject thereto or exhaust any right or take any action against the Borrower, any other Loan Party or any other Person or any Collateral; and (v) any other defense available to the Guarantor. The Guarantor agrees that the Agents, the Lenders and the L/C Issuer shall have no obligation to marshal any assets in favor of the Guarantor or against, or in payment of, any or all of the Obligations. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and in the Credit Agreement and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. The Guarantor hereby waives, to the extent permitted by applicable law, any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

(a)                                  Subrogation. The Guarantor will not exercise any rights that it may now or hereafter acquire against any Loan Party or any other guarantor that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement,

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exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agents, the Lenders and the L/C Issuer against any Loan Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Loan Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this Guaranty shall have been paid in full in cash, (y) the termination or Cash Collateralization of all Letters of Credit and the termination of all Revolving Credit Commitments, and (z) the Final Maturity Date shall have occurred. If any amount shall be paid to any Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of all of the Guaranteed Obligations (other than indemnification obligations as to which no claim has been made) and all other amounts payable under this Guaranty shall have been paid in full in cash, the termination of all Letters of Credit and all Revolving Credit Commitments, and the occurrence of the Final Maturity Date, such amount shall be held in trust for the benefit of the Agents, the Lenders and the L/C Issuer and shall forthwith be paid to the Agents, the Lenders and the L/C Issuer to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of this Guaranty and the Credit Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) any Guarantor shall make payment to the Agents, the Lenders and the L/C Issuer of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash, (iii) all Letters of Credit and all Revolving Credit Commitments shall have terminated and (iv) the Final Maturity Date shall have occurred, the Agents, the Lenders and the L/C Issuer will, at such Guarantor’s request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

5.                                       Representations, Warranties and Covenants. The Guarantor hereby represents and warrants to the Agents and the Lenders as follows:

(a)                                  The Guarantor (i) is a [corporation] [limited partnership] [limited liability company], duly organized, validly existing and in good standing under the laws of the state or other jurisdiction of its organization, (ii) has all requisite power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Guaranty and each other Loan Document to which the Guarantor is a party, and to consummate the transactions contemplated hereby and thereby and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary and where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect.

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(b)                                 The execution, delivery and performance by the Guarantor of this Guaranty and each other Loan Document to which the Guarantor is or will be a party (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable Law or (C) any Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to it or its operations or any of its properties, except in the case of clauses (ii)(B), (ii)(C) and (iv) to the extent such could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

(c)                                  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Loan Documents to which the Guarantor is or will be a party except for (i) consents, authorizations, notices and filings which have been obtained or made and are in full force and effect, (ii) filings to perfect the Liens created by the Loan Documents and (iii) consents, authorizations, filings, notices or other acts the failure to make or obtain could not reasonably be expected to, either individually or in the aggregate, be adverse in any material respect to the rights or interest of the Agents, the Lenders or the L/C Issuer.

(d)                                 Each of this Guaranty and the other Loan Documents to which the Guarantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or principles of equity.

(e)                                  Except as set forth on Schedule 5(e) hereto, (i) there is no pending or, to the best knowledge of any Loan Party, threatened action, suit or proceeding affecting the Guarantor before any court or other Governmental Authority or any arbitrator that (x) could reasonably be expected to have a Material Adverse Effect or (y) relates to this Guaranty or any of the other Loan Documents to which the Guarantor is a party or any transaction contemplated hereby or thereby and (ii) as of the date hereof, the Guarantor does not hold any commercial tort claims in respect of which a claim has been filed in a court of law or a written notice by an attorney has been given to a potential defendant.

(f)                                    The Guarantor (i) has read and understands the terms and conditions of the Credit Agreement and the other Loan Documents, and (ii) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Borrower and the other Loan Parties, and has no need of, or right to obtain from any Agent, any Lender or the L/C Issuer, any credit or other information concerning the affairs, financial condition or business of the Borrower or the other Loan Parties that may come under the control of any Agent or any Lender.

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(g)                                 The Guarantor acknowledges and agrees that by its execution and delivery of this Guaranty (i) it shall be bound, as a Guarantor, by all the provisions of the Credit Agreement and the other Loan Documents and shall comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth therein and applicable to the Guarantors (including, without limitation, each of the covenants that are set forth in Section 7.01 and Section 7.02 of the Credit Agreement) and (ii) from and after the date hereof, each reference to a “Guarantor”, the “Guarantors”, a “Loan Party” or the “Loan Parties” in the Credit Agreement and each other Loan Document shall include the Guarantor. The Guarantor further acknowledges and agrees that it has received a copy of the Credit Agreement and each other Loan Document and that it has read and understands the terms thereof.

6.                                       Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, any Agent, any Lender and the L/C Issuer may, and are hereby authorized to, at any time and from time to time, without notice to the Guarantor (any such notice being expressly waived by the Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Agent, such Lender or the L/C Issuer to or for the credit or the account of the Guarantor against any and all obligations of the Guarantor now or hereafter existing under this Guaranty or any other Loan Document, irrespective of whether or not such Agent, such Lender or the L/C Issuer shall have made any demand under this Guaranty or any other Loan Document and although such obligations may be contingent or unmatured. Each of the Agents, the Lenders and the L/C Issuer agrees to notify the Guarantor promptly after any such set-off and application made by such Agent, Lender or L/C Issuer, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agents, the Lenders and the L/C Issuer under this Section 7 are in addition to other rights and remedies (including, other rights of set-off) which the Agents, the Lenders and the L/C Issuer may have under this Guaranty or any other Loan Document in law or otherwise.

7.                                       Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Guarantor, to it at its address set forth on the signature page hereto, or if to the Collateral Agent, to it at its address set forth in the Credit Agreement; or as to either such Person at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 8. All such notices and other communications shall be effective (i) if mailed, when received or three days after deposited in the mail, whichever occurs first, (ii) if telecopied, when transmitted and confirmation is received, or (iii) if delivered, upon delivery.

8.                                       CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW

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YORK, AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, THE GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE GUARANTOR HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, CARE OF THE BORROWER AT ITS ADDRESS FOR NOTICES AS SET FORTH IN THE CREDIT AGREEMENT AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. THE GUARANTOR AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENTS AND THE LENDERS TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE GUARANTOR IN ANY OTHER JURISDICTION. THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

9.                                       WAIVER OF JURY TRIAL, ETC. THE GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR THE OTHER LOAN DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR THE OTHER LOAN DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF ANY AGENT OR ANY LENDER HAS REPRESENTED, EXPRESSLY OR

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OTHERWISE, THAT ANY AGENT OR ANY LENDER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. THE GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS GUARANTY.

10.                                 Taxes. The Guarantor agrees that any payments made by the Guarantor in accordance with the terms of this Agreement shall be made as if such payments have been made subject to and with the same protections afforded to the Agents and the Lenders as are set forth in Section 2.08 of the Credit Agreement.

11.                                 Miscellaneous.

(a)                                  The Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to the Collateral Agent, for the benefit of the Lenders, at such address specified by the Collateral Agent from time to time by notice to the Guarantor.

(b)                                 No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by the Guarantor and the Collateral Agent, and no waiver of any provision of this Guaranty, and no consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Guarantor and the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)                                  No failure on the part of any Agent , any Lender or the L/C Issuer to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agents, the Lenders and the L/C Issuer provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agents, the Lenders and the L/C Issuer under any Loan Document against any party thereto are not conditional or contingent on any attempt by the Agents and the Lenders to exercise any of their rights under any other Loan Document against such party or against any other Person.

(d)                                 Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(e)                                  This Guaranty shall (i) be binding on the Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of the Agents and the Lenders hereunder, to the benefit of the Agents, the Lenders and the L/C Issuer and their respective successors, transferees and assigns. Without limiting the generality of clause (ii)

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of the immediately preceding sentence, to the extent permitted by Section 12.07 of the Credit Agreement, any Lender may assign or otherwise transfer its rights under the Credit Agreement or any other Loan Document to any other Person, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Lenders herein or otherwise. The Guarantor agrees that each participant shall be entitled to the benefits of Sections 7 and 11 with respect to its participation in any portion of the Revolving Loans as if it was a Lender. None of the rights or obligations of the Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent.

(f)                                    This Guaranty and the other Loan Documents reflect the entire understanding of the transactions contemplated hereby and thereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

(g)                                 Section headings herein are included for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose.

(h)                                 This Guaranty and the other Loan Documents (unless expressly provided to the contrary in another Loan Document in respect of such other Loan Document) shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

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IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed by an officer thereunto duly authorized, as of the date first above written.

[NAME OF GUARANTOR]

By:
Name:
Title:

Signature Page to Form of Guaranty

SCHEDULE 5(E)

[Insert.]

EXHIBIT B

FORM OF PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT, dated as of May 10, 2010, made by each of the Grantors listed on the signature pages hereto (together with each other person that executes a supplement hereto and becomes an “Additional Grantor” hereunder, each a “Grantor” and collectively, jointly and severally, the “Grantors”), in favor of Harris N.A., in its capacity as collateral agent for the Secured Parties referred to below (in such capacity, together with its successors and assigns in such capacity, if any, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, Lantheus MI Intermediate, Inc., a Delaware corporation (the “Parent”), Lantheus Medical Imaging, Inc., a Delaware corporation (the “Borrower”), the “Guarantors” from time to time party thereto, the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), the Collateral Agent, Bank of Montreal, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, if any, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”), Bank of Montreal and NATIXIS, as joint bookrunners, Bank of Montreal and NATIXIS, as joint lead arrangers, NATIXIS, as syndication agent, and Jefferies Finance, LLC, as documentation agent, dated as of May 10, 2010 (such agreement, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make revolving loans, which revolving loans will include a subfacility for the issuance of letters of credit (each a “Revolving Loan” and collectively, the “Revolving Loans”), to the Borrower;

WHEREAS, it is a condition precedent to the Lenders making any Revolving Loan and providing any other financial accommodation to the Borrower pursuant to the Credit Agreement that each Grantor shall have executed and delivered to the Collateral Agent a pledge and security agreement to the Collateral Agent, for the benefit of the Secured Parties, providing for, among other things, the grant to the Collateral Agent, for the benefit of the Secured Parties, of (a) a security interest in and Lien on the outstanding shares of Capital Stock (as defined in the Credit Agreement) and indebtedness from time to time owned by such Grantor of each Person now or hereafter existing and in which such Grantor has any interest at any time (subject to any express limitations set forth in Section 2), and (b) a security interest in all other personal property and fixtures of such Grantor (subject to any express limitations set forth in Section 2);

WHEREAS, the Grantors are mutually dependent on each other in the conduct of their respective businesses as an integrated operation, with credit needed from time to time by each Grantor often being provided through financing obtained by the other Grantors and the ability to obtain such financing being dependent on the successful operations of all of the Grantors as a whole; and

WHEREAS, each Grantor has determined that the execution, delivery and performance of this Agreement directly benefit, and are in the best interest of, such Grantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Collateral Agent and the Lenders to make and maintain the Revolving Loans and to assist in providing Letters of Credit and other financial accommodations to the Borrower pursuant to the Credit Agreement, the Grantors hereby jointly and severally agree with the Collateral Agent, for the benefit of the Secured Parties, as follows:

1.                                       Definitions.

(a)                                  Reference is hereby made to the Credit Agreement for a statement of the terms thereof. All capitalized terms used in this Agreement and the recitals hereto which are defined in the Credit Agreement or in Article 8 or 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the “Code”) and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Collateral Agent may otherwise determine.

(b)                                 The following terms shall have the respective meanings provided for in the Code: “Accounts”, “Account Debtor”, “Cash Proceeds”, “Certificate of Title”, “Chattel Paper”, “Commercial Tort Claim”, “Commodity Account”, “Commodity Contracts”, “Deposit Account”, “Documents”, “Electronic Chattel Paper”, “Equipment”, “Fixtures”, “General Intangibles”, “Goods”, “Instruments”, “Inventory”, “Investment Property”, “Letter-of-Credit Rights”, “Noncash Proceeds”, “Payment Intangibles”, “Proceeds”, “Promissory Notes”, “Record”, “Securities Account”, “Software”, “Supporting Obligations” and “Tangible Chattel Paper”.

(c)                                  As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

“Additional Collateral” has the meaning specified therefor in Section 4(a)(i) hereof.

“Certificated Entities” has the meaning specified therefor in Section 5(m) hereof.

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“Copyright Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any Copyright.

“Existing Issuer” has the meaning specified therefor in the definition of the term “Pledged Shares”.

“Foreign Subsidiary” has the meaning specified therefor in Section 2 hereof.

“Intellectual Property” means all rights in all U.S and non-U.S. (i) published and unpublished works of authorship (including, without limitation, computer software), copyrights therein and thereto, and registrations and applications therefor, and all renewals, extensions, restorations and reversions thereof, including, without limitation, all copyright registrations and applications listed in Schedule II hereto (collectively, “Copyrights”); (ii) inventions, discoveries and all patents, registrations, and applications therefor, including, without limitation, divisions, continuations, continuations-in-part and renewal applications, and all renewals, extensions and reissues, including, without limitation, all patents and patent applications listed in Schedule II hereto (collectively, “Patents”); (iii) trademarks, service marks, brand names, certification marks, collective marks, d/b/a’s, Internet domain names, logos, symbols, trade dress, assumed names, fictitious names, trade names, and other indicia of origin, all applications and registrations for all of the foregoing, and all goodwill associated therewith and symbolized thereby, and all extensions, modifications and renewals of same, including, without limitation, all trademark registrations and applications listed in Schedule II hereto (collectively, “Trademarks”); (iv) confidential and proprietary information, trade secrets and know-how, including, without limitation, processes, schematics, databases, formulae, drawings, prototypes, models, designs and customer lists (collectively, “Trade Secrets”); and (v) all other intellectual property or proprietary rights and claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including, without limitation, rights to recover for past, present and future violations thereof (collectively, “Other Proprietary Rights”).

“Licenses” means the Copyright Licenses, the Patent Licenses and the Trademark Licenses.

“Material Intellectual Property” means Intellectual Property owned by or licensed to a Grantor and material to the conduct of any Grantor’s business.

“Patent Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent.

“Pledged Debt” means the indebtedness described in Schedule VI hereto and all indebtedness from time to time owned or acquired by a Grantor, the promissory notes and other Instruments evidencing any or all of such indebtedness, and all interest, cash, Instruments, Investment Property, financial assets, securities, Capital Stock, other equity interests, stock options and commodity contracts, notes, debentures, bonds, promissory notes

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or other evidences of indebtedness and all other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.

“Pledged Interests” means, collectively, (a) the Pledged Debt, (b) the Pledged Shares and (c) all security entitlements in any and all of the foregoing.

“Pledged Issuer” has the meaning specified therefor in the definition of the term “Pledged Shares”.

“Pledged Shares” means (a) the shares of Capital Stock described in Schedule VII hereto, whether or not evidenced or represented by any stock certificate, certificated security or other Instrument, issued by the Persons described in such Schedule VII (the “Existing Issuers”), (b) the shares of Capital Stock at any time and from time to time acquired by a Grantor of any and all Persons now or hereafter existing (such Persons, together with the Existing Issuers, being hereinafter referred to collectively as the “Pledged Issuers” and each individually as a “Pledged Issuer”), whether or not evidenced or represented by any stock certificate, certificated security or other Instrument, subject, however, to the limitations set forth in Section 2 and (c) the certificates representing such shares of Capital Stock, all options and other rights, contractual or otherwise, in respect thereof and all dividends, distributions, cash, Instruments, Investment Property, financial assets, securities, Capital Stock, other equity interests, stock options and commodity contracts, notes, debentures, bonds, promissory notes or other evidences of indebtedness and all other property (including, without limitation, any stock dividend and any distribution in connection with a stock split) from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Capital Stock.

“Secured Parties” means, collectively, the Agents and the Lenders.

“Secured Obligations” has the meaning specified therefor in Section 3 hereof.

“Trademark Licenses” means all licenses, contracts or other agreements, whether written or oral, naming any Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements.

2.                                       Grant of Security Interest.  As collateral security for the payment, performance and observance of all of the Secured Obligations, each Grantor hereby pledges and assigns to the Collateral Agent (and its agents and designees), and grants to the Collateral Agent (and its agents and designees), for the benefit of the Secured Parties, a continuing security interest in, all personal property and Fixtures of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible, including, without limitation, the following (all being collectively referred to herein as the “Collateral”):

(a)                                  all Accounts;

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(b)                                 all Chattel Paper (whether tangible or electronic);

(c)                                  the Commercial Tort Claims specified on Schedule V;

(d)                                 all Deposit Accounts, all cash, and all other property from time to time deposited therein or otherwise credited thereto and the monies and property in the possession or under the control of any Agent or any Lender or any affiliate, representative, agent or correspondent of any Agent or any Lender;

(e)                                  all Documents;

(f)                                    all General Intangibles (including, without limitation, all Payment Intangibles, Intellectual Property and Licenses);

(g)                                 all Goods, including, without limitation, all Equipment, Fixtures and Inventory;

(h)                                 all Instruments (including, without limitation, Promissory Notes);

(i)                                     all Investment Property;

(j)                                     all Letter-of-Credit Rights;

(k)                                  all Pledged Interests;

(l)                                     all Supporting Obligations;

(m)                               all other tangible and intangible personal property of such Grantor (whether or not subject to the Code), including, without limitation, all bank and other accounts and all cash and all investments therein, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitutions and replacements of and to any of the property of such Grantor described in the preceding clauses of this Section 2 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Grantor in respect of any of the items listed above), and all books, correspondence, files and other Records, including, without limitation, all tapes, disks, cards, Software, data and computer programs in the possession or under the control of such Grantor or any other Person from time to time acting for such Grantor that at any time evidence or contain information relating to any of the property described in the preceding clauses of this Section 2 or are otherwise necessary or helpful in the collection or realization thereof; and

(n)                                 all Proceeds, including all Cash Proceeds and Noncash Proceeds, and products of any and all of the foregoing Collateral;

in each case howsoever such Grantor’s interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

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Notwithstanding anything herein to the contrary, the term “Collateral” shall not include, and no Grantor is pledging, nor granting a security interest hereunder in:

(i)                                     any of such Grantor’s right, title or interest in any license, contract or agreement to which such Grantor is a party or any of its right, title or interest thereunder to the extent, but only to the extent, that such a grant would, under the express terms of such license, contract or agreement result in a breach of the terms of, or constitute a default under, such license, contract or agreement (other than to the extent that any such term (A) has been waived or (B) would be rendered ineffective pursuant to Sections 9-406, 9-408, 9-409 of the Code or other applicable provisions of the Uniform Commercial Code of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, that (x) immediately upon the ineffectiveness, lapse, termination or waiver of any such provision, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such right, title and interest as if such provision had never been in effect, and (y) the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Collateral Agent’s unconditional continuing security interest in and liens upon any rights or interests of a Grantor in or to the proceeds of, or any monies due or to become due under, any such license, contract or agreement,

(ii)                                  any intent-to-use United States trademark applications (A) for which an amendment to allege use or statement of use has not been filed under 15 U.S.C. § 1051(c) or 15 U.S.C. § 1051(d), respectively, or if filed, has not been deemed in conformance with 15 U.S.C. § 1051(a) or examined and accepted, respectively, by the United States Patent and Trademark Office, provided that, upon such filing and acceptance, such intent-to-use applications shall be included in the definition of Collateral, or (B) to the extent that and for so long as such a grant would result in the abandonment, invalidation or unenforceability of such intent-to-use United States trademark applications under applicable law, provided, that (x) immediately upon such time that the grant of a security interest in such intent-to-use United States trademark applications would no longer result in the abandonment, invalidation or unenforceability of such intent-to-use United States trademark applications under applicable law, the Collateral shall include, and such Grantor shall be deemed to have granted a security interest in, all such intent-to-use United States trademark applications as if such applicable law had never been in effect and (y) the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect the Collateral Agent’s unconditional continuing security interest in and liens upon any rights or interests of a Grantor in or to the proceeds of, or any monies due or to become due under, any such intent-to-use United States trademark applications,

(iii)                               any Excluded Account, or

(iv)                              in the case of a Subsidiary of such Grantor organized under the laws of a jurisdiction other than the United States, any of the states thereof or the

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District of Columbia and which is a “controlled foreign corporation” as such term is defined in Section 957 of the Internal Revenue Code (a “Foreign Subsidiary”) and which is a “controlled foreign corporation” (as such term is defined in Section 957 of the Internal Revenue Code of 1986 (a “CFC”), more than 65% of the issued and outstanding shares of Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956 2(c)(2)) (it being understood and agreed that the Collateral shall include 100% of the issued and outstanding shares of Capital Stock not entitled to vote within the meaning of Treas. Reg. Section 1.956 2(c)(2)) or other equity interest of such CFC (and for the avoidance of doubt, each Loan Party will refrain from pledging the Capital Stock of any CFC to any Person other than a pledge of 65% of its voting Capital Stock and 100% of its non-voting Capital Stock to the Collateral Agent, for the benefit of the Secured Parties.

3.                                       Security for Secured Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the “Secured Obligations”):

(a)                                  the prompt payment by each Grantor, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Credit Agreement and/or the other Loan Documents, including, without limitation, (i) all Obligations, (ii) all Letter of Credit Obligations, (iii) in the case of a Guarantor, all amounts from time to time owing by such Grantor in respect of its guaranty made pursuant to Article XI of the Credit Agreement or under any other Guaranty to which it is a party, including, without limitation, all obligations guaranteed by such Grantor and (iv) all interest, fees, commissions, charges, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document (including, without limitation, all interest, fees, commissions, charges, expense reimbursements, indemnifications and other amounts that accrue after the commencement of any Insolvency Proceeding of any Loan Party, whether or not the payment of such interest, fees, commissions, charges, expense reimbursements, indemnifications and other amounts are unenforceable or are not allowable, in whole or in part, due to the existence of such Insolvency Proceeding); and

(b)                                 the due performance and observance by each Grantor of all of its other obligations from time to time existing in respect of the Loan Documents.

4.                                       Delivery of the Pledged Interests.

(a)                                  (i)                                     All promissory notes evidencing the Pledged Debt on the Effective Date and all certificates representing the Pledged Shares on the Effective Date shall be delivered to the Collateral Agent (or its custodian, designee or other nominee) on or prior to the Effective Date. All other promissory notes, certificates and Instruments constituting Pledged Interests from time to time required to be pledged to the Collateral Agent pursuant to the terms of this Agreement or the Credit Agreement (the “Additional Collateral”) shall be delivered to the Collateral Agent (or its custodian, designee or other nominee) promptly

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upon, but in any event within fourteen (14) days (or such later date acceptable to the Collateral Agent) of, receipt thereof by or on behalf of any of the Grantors, provided that such delivery requirement shall not apply to any Pledged Debt having a face amount of less than $500,000 individually but only to the extent the aggregate face amount of such Pledged Debt does not exceed $1,000,000 collectively. All such promissory notes, certificates and Instruments shall be held by or on behalf of the Collateral Agent (or its custodian, designee or other nominee) pursuant hereto and shall be delivered in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment or undated stock powers executed in blank, all in form and substance reasonably satisfactory to the Collateral Agent. If any Pledged Interests consists of uncertificated securities, unless the immediately following sentence is applicable thereto, such Grantor shall cause the Collateral Agent (or its designated custodian or nominee) to become the registered holder thereof, or cause each issuer of such securities to agree that it will comply with instructions originated by the Collateral Agent with respect to such securities without further consent by such Grantor.  If any Pledged Interests consists of security entitlements, such Grantor shall transfer such security entitlements to the Collateral Agent (or its custodian, nominee or other designee), or cause the applicable securities intermediary to agree that it will comply with entitlement orders by the Collateral Agent without further consent by such Grantor.

(ii)                                  Within twenty (20) days (or such later date acceptable to the Collateral Agent) of the receipt by a Grantor of any Additional Collateral, a Pledge Amendment, duly executed by such Grantor, in substantially the form of Exhibit A hereto (a “Pledge Amendment”), shall be delivered to the Collateral Agent, in respect of the Additional Collateral that must be pledged pursuant to this Agreement and the Credit Agreement.  The Pledge Amendment shall from and after delivery thereof constitute part of Schedules VI and VII hereto. Each Grantor hereby authorizes the Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all promissory notes, certificates or Instruments listed on any Pledge Amendment delivered to the Collateral Agent (or its custodian, designee or other nominee) shall for all purposes hereunder constitute Pledged Interests and such Grantor shall be deemed upon delivery thereof to have made the representations and warranties set forth in Section 5 hereof with respect to such Additional Collateral.

(b)                                 If any Grantor shall receive, by virtue of such Grantor’s being or having been an owner of any Pledged Interests, any (i) stock certificate (including, without limitation, any certificate representing a stock dividend or distribution in connection with any increase or reduction of capital, reclassification, merger, consolidation, sale of assets, combination of shares, stock split, spin-off or split-off), promissory note or other Instrument, (ii) option or right, whether as an addition to, substitution for, or in exchange for, any Pledged Interests, or otherwise, (iii) dividends payable in cash (except such dividends permitted to be retained by any such Grantor pursuant to Section 7 hereof) or in securities or other property or (iv) dividends, distributions, cash, Instruments, Investment Property and other property in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus, such Grantor shall receive such stock certificate, promissory note, Instrument, option, right, payment or distribution in trust

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for the benefit of the Collateral Agent, shall segregate it from such Grantor’s other property and shall promptly deliver it forthwith to the Collateral Agent, in the exact form received, with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Interests and as further collateral security for the Secured Obligations.

5.                                       Representations and Warranties.  Each Grantor jointly and severally represents and warrants as follows:

(a)                                  Schedule I hereto sets forth as of the Effective Date (i) the exact legal name of each Grantor, (ii) the state or jurisdiction of organization of each Grantor, (iii) the type of organization of each Grantor, (iv) the organizational identification number of each Grantor or states that no such organizational identification number exists and (v) the federal employer identification number of each Grantor.

(b)                                 This Agreement is a legal, valid and binding obligation of such Grantor, enforceable against such Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

(c)                                  All Equipment, Fixtures, Inventory and other Goods (other than Inventory in transit to customers) located in the continental United States now existing are, and all Equipment, Fixtures, Inventory and other Goods (other than Inventory in transit to customers) located in the continental United States hereafter existing will be, located at the addresses specified therefor in Schedule III hereto (as amended, supplemented or otherwise modified from time to time in accordance with Section 6(b)), except for any location where the fair market value of the Equipment, Fixtures, Inventory and other Goods at such location is less than $1,000,000 in the aggregate. Each Grantor’s chief place of business and chief executive office, the place where such Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof). None of the Accounts is evidenced by Promissory Notes or other Instruments (except for Promissory Notes evidencing indebtedness of not more than $500,000 individually and $1,000,000 in the aggregate) that have not been delivered to the Collateral Agent in accordance with this Agreement.  Set forth in Schedule II hereto is a complete and correct list of each formal legal name used by any Grantor during the past five years.  Schedule VIII hereto sets forth for each Grantor a true and complete list of all Investment Property, including all securities, securities entitlements, Instruments, Chattel Paper, Letters of Credit and any certificates or instruments evidencing the foregoing held by or on behalf of or issued in favor of each Grantor (excluding the assets already identified on Schedules VI and VII), whether or not evidenced by certificates or Instruments.

(d)                                 [Reserved.]

(e)                                  (i)                                     The Grantors own and control, or otherwise possess adequate rights to use, all Intellectual Property necessary to conduct their business except as could not

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reasonably be expected to have a Material Adverse Effect. Schedule II hereto sets forth a true and complete list of all Intellectual Property that is the subject of U.S. registrations or applications for registration in the U.S. owned by each Grantor as of the date hereof. To the applicable Grantor’s knowledge, all such Intellectual Property is valid, subsisting and enforceable, has not been abandoned in whole or in part and is not subject to any outstanding order, judgment or decree restricting its use or adversely affecting the Grantor’s rights thereto, except to the extent the loss of any such Intellectual Property (either individually or in the aggregate) could not reasonably be expected to have a Material Adverse Effect.

(ii)                                  Such Grantor is not violating and has not violated any Intellectual Property rights or any third party except as could not reasonably be expected to have a Material Adverse Effect.  There are no suits, actions, reissues, reexaminations, public protests, interferences, arbitrations, mediations, oppositions, cancellations, Internet domain name dispute resolutions or other proceedings (collectively, “Suits”) pending, decided, asserted by or against such Grantor or, to such Grantor’s knowledge, threatened concerning the violation of any Intellectual Property rights or concerning the Material Intellectual Property owned or controlled by a Grantor, and, to any Grantor’s knowledge, no valid basis for any such Suits or claims exists, except as could not reasonably be expected to have a Material Adverse Effect. To the Grantors’ knowledge, there are no Suits or claims pending, decided, threatened or asserted against the Grantors concerning the Licenses or the right of the Grantor to use the Licenses, and no valid basis for any such Suits or claims exists, except as could not reasonably be expected to have a Material Adverse Effect.

(f)                                    (i)                                     None of the Other Proprietary Rights or Trade Secrets of any Grantor have been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other Person other than such Grantor; (ii) no employee, independent contractor or agent of any Grantor has misappropriated any Other Proprietary Rights or Trade Secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Grantor; and (iii) no employee, independent contractor or agent of any Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement, or contract relating an any way to the protection, ownership, development, use or transfer of such Grantor’s Intellectual Property Collateral, except to the extent any of the foregoing could not reasonably be expected (either individually or in the aggregate) to have a Material Adverse Effect.

(g)                                 The Existing Issuers set forth in Schedule VII identified as a Subsidiary of a Grantor are each such Grantor’s only Subsidiaries existing on the date hereof.  The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable and the holders thereof are not entitled to any preemptive, first refusal or other similar rights. Except as noted in Schedule VII hereto, the Pledged Shares constitute 100% of the issued shares of Capital Stock of the Pledged Issuers as of the date hereof. All other shares of Capital Stock constituting Pledged Interests will be duly authorized and validly issued, fully paid and nonassessable.

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(h)                                 The promissory notes currently evidencing the Pledged Debt have been, and all other promissory notes from time to time evidencing Pledged Debt, when executed and delivered, will have been, duly authorized, executed and delivered by the respective makers thereof, and all such promissory notes are or will be, as the case may be, legal, valid and binding obligations of such makers, enforceable against such makers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

(i)                                     The Grantors are and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (i) such as may have been filed to perfect or protect any Permitted Lien, and (ii) in connection with the Existing Credit Agreement; provided, that the liens in connection with the Existing Credit Agreement shall be terminated concurrently with the Effective Date.

(j)                                     The exercise by the Collateral Agent of any of its rights and remedies hereunder will not contravene any law or any Contractual Obligation binding on or otherwise affecting any Grantor or any of its properties and will not result in, or require the creation of, any Lien upon or with respect to any of its properties other than Liens created pursuant to the Loan Documents.

(k)                                  No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for (i) the due execution, delivery and performance by any Grantor of this Agreement, (ii) the grant by any Grantor of the security interest purported to be created hereby in the Collateral or (iii) the exercise by the Collateral Agent of any of its rights and remedies hereunder, except, in the case of this clause (iii), as may be required in connection with any sale of any Pledged Interests by laws affecting the offering and sale of securities generally. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person, is required for the perfection of the security interest purported to be created hereby in the Collateral, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in Schedule IV hereto, all of which financing statements shall be duly filed on or around the Effective Date and from such date shall be in full force and effect, (B) with respect to the perfection of the security interest created hereby in the United States Intellectual Property, for the recording of the appropriate Assignment for Security, substantially in the form of Exhibit B hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (C) with respect to any action that may be necessary to obtain control of Collateral constituting Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights, the taking of such actions, and (D) the Collateral Agent’s having possession of all Documents, Chattel Paper, Instruments and cash constituting Collateral (subclauses (A), (B), (C) and (D), each a “Perfection Requirement” and collectively, the “Perfection Requirements”).

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(l)                                     This Agreement creates a legal, valid and enforceable security interest in favor of the Collateral Agent, for the benefit of the Secured Parties, in the Collateral, as security for the Secured Obligations. The satisfaction of the Perfection Requirements will result in the perfection of such security interests.  After satisfaction of the Perfection Requirements, such security interests are, or in the case of Collateral in which any Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject in priority only to the Permitted Liens that, pursuant to the definition of the term “Permitted Liens”, are not prohibited from being prior to the Liens in favor of the Collateral Agent, for the benefit of the Secured Parties, and the recording of such instruments of assignment described above. Such Perfection Requirements and all other action necessary or desirable to perfect and protect such security interest have been duly made or taken, except for (i) the Collateral Agent’s having possession of all Instruments, Documents, Chattel Paper and cash constituting Collateral after the date hereof, (ii) the Collateral Agent’s having control of all Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights constituting Collateral after the date hereof, and (iii) the other filings and recordations and actions described in Section 5(l) hereof.

(m)                               As of the date hereof, no Grantor holds any Commercial Tort Claims, except for such claims described in Schedule V.

(n)                                 With respect to each Grantor and its Subsidiaries that is a partnership or a limited liability company, none of the partnership interests or membership interests of such Person are (i) dealt in or traded on securities exchanges or in securities markets, (ii) securities for purposes of Article 8 of any relevant Uniform Commercial Code, (iii) investment company securities within the meaning of Section 8-103 of any relevant Uniform Commercial Code or (iv) evidenced by a certificate.  The partnership interests or membership interests of any Grantor and its Subsidiaries constitute General Intangibles.

6.                                       Covenants as to the Collateral.  So long as any of the Secured Obligations (whether or not due) shall remain unpaid or any Lender shall have any Revolving Credit Commitment under the Credit Agreement, unless the Collateral Agent shall otherwise consent in writing:

(a)                                  Further Assurances. Each Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Collateral Agent may reasonably request in order (i) to perfect and protect, or maintain the perfection of, the security interest and Lien purported to be created hereby; (ii) to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise to effect the purposes of this Agreement, including, without limitation: (A) if a Default or an Event of Default has occurred and is continuing, marking conspicuously all Chattel Paper, Instruments and Licenses and, at the request of the Collateral Agent, all of its Records pertaining to the Collateral with a legend, in form and substance reasonably satisfactory to the Collateral Agent, indicating that such Chattel Paper, Instrument, License or Collateral is subject to the security interest created hereby, (B) if any Account shall be

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evidenced by a Promissory Note or other Instrument or Chattel Paper, delivering and pledging to the Collateral Agent such Promissory Note, other Instrument or Chattel Paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Collateral Agent, provided that such delivery requirement shall not apply to any Pledged Debt having a face amount of less than $500,000 individually but only to the extent the aggregate face amount of such Pledged Debt does not exceed $1,000,000 collectively, (C) executing and filing (to the extent, if any, that such Grantor’s signature is required thereon) or authenticating the filing of, such financing or continuation statements, or amendments thereto, (D) with respect to Intellectual Property hereafter existing and not covered by an appropriate security interest grant, the executing and recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, appropriate instruments granting a security interest, as may be necessary or desirable or that the Collateral Agent may reasonably request in order to perfect and preserve the security interest purported to be created hereby, (E) delivering to the Collateral Agent irrevocable proxies in respect of the Pledged Interests, (F) furnishing to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail, (G) if at any time after the date hereof, any Grantor acquires or holds any Commercial Tort Claim (other than any Commercial Tort Claims having a value of less than $500,000 individually and $1,000,000 in the aggregate,) immediately notifying the Collateral Agent in a writing signed by such Grantor setting forth a brief description of such Commercial Tort Claim and granting to the Collateral Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance reasonably satisfactory to the Collateral Agent, and (H) taking all actions required by law in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

(b)                                    Location of Equipment and Inventory.  Each Grantor will keep the Equipment and Inventory (other than Equipment and Inventory sold in the ordinary course of business in accordance with Section 6(g) hereof or located outside of the continental United States) at the locations specified in Schedule III hereto or, upon prompt written notice thereafter to the Collateral Agent accompanied by a new Schedule III hereto indicating each new location containing Records concerning Accounts or Equipment and Inventory with an aggregate fair market value in excess of $1,000,000, at such other locations as the Grantors may elect. If any Grantor moves the location of its primary Records concerning Accounts to a new leased location after the date hereof, upon the reasonable request of Collateral Agent, each Grantor shall use commercially reasonable efforts to (A) obtain written subordinations or waivers, in form and substance satisfactory to the Collateral Agent, of all present and future Liens to which the owner or lessor of such premises may be entitled to assert against the Collateral located at such premises, and (B) obtain written access agreements, in form and substance reasonably satisfactory to the Collateral Agent, providing access to the Collateral located on such premises in order to remove such Collateral from such premises during an Event of Default.

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(c)                                  Equipment. Each Grantor will promptly furnish to the Collateral Agent a statement describing in reasonable detail any loss or damage to any Equipment in excess of $1,000,000.

(d)                                 Insurance. Each Grantor will, at its own expense, maintain insurance with respect to the Collateral in accordance with the terms of the Credit Agreement. Each Grantor will, if so requested by the Collateral Agent, deliver to the Collateral Agent original or duplicate insurance policies and, as often as the Collateral Agent may reasonably request, a report of a reputable insurance broker with respect to such insurance. Each Grantor will also, at the reasonable request of the Collateral Agent, execute and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

(e)                                  Provisions Concerning the Accounts.  Each Grantor will, except as otherwise provided in this subsection (e), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, each Grantor may (and, if an Event of Default has occurred and is continuing, at the Collateral Agent’s direction, will) take such action as such Grantor (or, if an Event of Default has occurred and is continuing, the Collateral Agent) may reasonably deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Accounts of the assignment of such Accounts to the Collateral Agent and to direct such Account Debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent or its designated agent and, upon such notification and at the expense of such Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After the occurrence and during the continuance of an Event of Default and after receipt by any Grantor of a notice from the Collateral Agent that the Collateral Agent has notified, intends to notify, or has enforced or intends to enforce a Grantor’s rights against the Account Debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent or its designated agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (x) credited to the Loan Account so long as no Event of Default shall have occurred and be continuing or (y) if any Event of Default shall have occurred and be continuing, applied as specified in Section 9(d) hereof, and (B) such Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon.

(f)                                    Provisions Concerning the Pledged Interests. Each Grantor will

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(i)                                     at the Grantors’ joint and several expense, promptly deliver to the Collateral Agent a copy of each material notice or other communication received by it in respect of the Pledged Interests;

(ii)                                  at the Grantors’ joint and several expense, defend the Collateral Agent’s right, title and security interest in and to the Pledged Interests against the claims of any Person; and

(iii)                               with respect to any Subsidiary of the Parent, not permit the issuance of (A) any additional shares of any class of Capital Stock of any Pledged Issuer, (B) any securities convertible voluntarily by the holder thereof or automatically upon the occurrence or non-occurrence of any event or condition into, or exchangeable for, any such shares of Capital Stock or (C) any warrants, options, contracts or other commitments entitling any Person to purchase or otherwise acquire any such shares of Capital Stock, unless in each case the applicable Grantor makes the deliveries and takes the other actions required by Section 4.

(g)                                 Transfers and Other Liens.

(i)                                     Except to the extent expressly permitted by Section 7.02(c) of the Credit Agreement, no Grantor will sell, assign (by operation of law or otherwise), lease, license, exchange or otherwise transfer or dispose of any of the Collateral.

(ii)                                  Except to the extent expressly permitted by Section 7.02(a) of the Credit Agreement, no Grantor will create, suffer to exist or grant any Lien upon or with respect to any Collateral.

(h)                                 Intellectual Property.

(i)                                     Each Grantor has duly executed and delivered the applicable Grant of a Security Interest in the form attached hereto as Exhibit B.

(ii)                                  Each Grantor (either itself or through its licensees or its sublicensees) agrees that it will not do any act or omit to do any act whereby any Material Intellectual Property may become invalidated or dedicated to the public, and agrees that it shall continue to mark any products covered by a Patent with the relevant patent number as necessary to establish and preserve its rights under applicable patent laws, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

(iii)                               Each Grantor (either itself or through its licensees or its sublicensees) will, for each Trademark that constitutes Material Intellectual Property, take such actions that in its commercially reasonable business judgment are necessary to: (A) maintain such Trademark in full force free from any claim of abandonment or invalidity for non use, (B) maintain the quality of products and services offered under such Trademark, (C) display such Trademark with notice of U.S. or non-U.S.

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registration to the extent necessary to establish and preserve its rights under applicable law, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect and (D) not knowingly use or knowingly permit the use of such Trademark in violation of any third party rights.

(iv)                              Each Grantor (either itself or through its licensees or sublicensees) will, for each work covered by a Copyright that constitutes Material Intellectual Property, continue to publish, reproduce, display, adopt and distribute the work with appropriate copyright notice as necessary to establish and preserve its rights under applicable copyright laws, except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

(v)                                 Each Grantor shall notify the Collateral Agent promptly if it knows that any Material Intellectual Property may become abandoned, lost or dedicated to the public in violation of the foregoing clauses (ii) and (iii), or of any final determination (including the institution of, or any such determination in, any proceeding in the United States Patent and Trademark Office, United States Copyright Office or any court or similar office of any country) that could reasonably be expected to result in a Material Adverse Effect regarding such Grantor’s ownership of any Material Intellectual Property, its right to register the same, or its right to keep and maintain the same. Notwithstanding anything to the contrary contained herein, the Grantors may abandon or otherwise dispose of immaterial Intellectual Property if, in such Grantor’s commercially reasonable business judgment, such Intellectual Property is no longer of any useful economic value.

(vi)                              If any Grantor (A) files an application or registration for any Intellectual Property with the United States Patent and Trademark Office or United States Copyright Office, either itself or through any agent, employee, licensee or designee or (B) obtains rights to or develops any new Intellectual Property or any reissue, division, continuation, renewal, extension or continuation-in-part of any existing Intellectual Property, whether pursuant to any license or otherwise, the provisions of Section 2 hereof shall automatically apply thereto and such Grantor shall give to the Collateral Agent notice of any applications or registrations on a quarterly basis and, upon request of the Collateral Agent, execute and deliver any and all agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest in such Intellectual Property.

(vii)                           Each Grantor will take all necessary steps in its commercially reasonable business judgment, in any proceeding before the United States Patent and Trademark Office, United States Copyright Office, to maintain and pursue each application relating to the Material Intellectual Property of such Grantor (and to obtain the relevant grant or registration) and to maintain each issued Patent and each registration of the Trademarks and Copyrights that constitutes Material Intellectual Property.

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(viii)                        If any Grantor has reason to believe that any Collateral consisting of any Grantor’s Material Intellectual Property has been infringed, misappropriated or diluted by a third party, such Grantor shall, consistent with its commercially reasonable business judgment, sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as are appropriate under the circumstances to protect such Collateral and promptly shall notify the Collateral Agent of the initiation of any such suit.

(ix)                                Upon and during the continuance of an Event of Default, (i) no Grantor shall abandon or otherwise permit any Intellectual Property to become invalid and (ii) upon the reasonable request of the Collateral Agent, each Grantor shall use its commercially reasonable efforts to obtain all requisite consents or approvals by the licensor of each License that constitutes Collateral owned by such Grantor to effect the assignment of all such Grantor’s right, title and interest thereunder to the Collateral Agent or its designee.

(x)                                   Each Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Collateral Agent may reasonably request to evidence the Collateral Agent’s security interest hereunder in such Intellectual Property and the General Intangibles of such Grantor relating thereto or represented thereby, each Grantor hereby appoints the Collateral Agent as its attorney in fact to execute and file such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable.

(i)                                     [Reserved.]

(j)                                     [Reserved.]

(k)                                  Control. Each Grantor hereby agrees to take any or all action that may be necessary or desirable or that the Collateral Agent may reasonably request in order for the Collateral Agent to obtain control in accordance with Sections 9-104, 9-105, 9-106, and 9-107 of the Code with respect to the following Collateral: (i) Electronic Chattel Paper, other than Electronic Chattel Paper having a face amount of less than $500,000 individually but only to the extent the aggregate face amount of such Electronic Chattel Paper does not exceed $500,000 collectively, (ii) Investment Property and (iii) Letter-of-Credit Rights, other than any Letter-of-Credit Rights having a face amount of less than $1,000,000 individually but only to the extent the aggregate face amount of such Letter-of-Credit Rights does not exceed $1,000,000 collectively or any Letter-of-Credit Right that constitutes a Supporting Obligation. Each Grantor hereby acknowledges and agrees that any agent or designee of the Collateral Agent shall be deemed to be a “secured party” with respect to the Collateral under the control of such agent or designee for all purposes.

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(l)                                     Records; Inspection and Reporting.

(i)                                     Each Grantor shall keep adequate records concerning the Accounts, Chattel Paper and Pledged Interests. Without limiting any rights, powers and privileges of the Agents under the Credit Agreement, if any Event of Default shall have occurred and be continuing, each Grantor shall permit the Agents, or any agents or representatives thereof or such professionals or other Persons as the Agents may designate (A) to examine and make copies of and abstracts from such Grantor’s books and records, (B) to visit and inspect its properties, (C) to verify materials, leases, notes, Accounts, Inventory and other assets of such Grantor from time to time, (D) to conduct audits, physical counts, appraisals and/or valuations, environmental site assessments or examinations at the locations of such Grantor and (E) to discuss such Grantor’s affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives, in each case as provided in the Credit Agreement.

(ii)                                  Except as otherwise expressly permitted by Section 7.02(l) of the Credit Agreement, no Grantor shall, without giving the Collateral Agent at least ten Business Days’ prior written notice, change (A) its name, identity or organizational structure, (B) its jurisdiction of incorporation or organization as set forth in Schedule I hereto or (C) its chief executive office as set forth in Schedule III hereto. In connection with the foregoing, each Grantor shall take all actions necessary or reasonably requested by the Collateral Agent to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral granted or intended to be granted pursuant to this Agreement.  Each Grantor shall immediately notify the Collateral Agent upon obtaining an organizational identification number, if on the date hereof such Grantor did not have such identification number.

(m)                                  Partnership and Limited Liability Company Interest.  Except with respect to partnership interests and membership interests evidenced by a certificate, which certificate has been pledged and delivered to the Collateral Agent pursuant to Section 4 hereof, no Grantor that is a partnership or a limited liability company shall, nor shall any Grantor with any Subsidiary that is a partnership or a limited liability company, permit such partnership interests or membership interests to (i) be dealt in or traded on securities exchanges or in securities markets, (ii) become a security for purposes of Article 8 of any relevant Uniform Commercial Code, (iii) become an investment company security within the meaning of Section 8-103 of any relevant Uniform Commercial Code or (iv) be evidenced by a certificate unless such certificate is delivered to the Collateral Agent. Each Grantor agrees that such partnership interests or membership interests shall constitute General Intangibles.

7.                                       Voting Rights, Dividends, Etc. in Respect of the Pledged Interests.

(a)                                  So long as no Event of Default shall have occurred and be continuing:

(i)                                     each Grantor may exercise any and all voting and other consensual rights pertaining to any Pledged Interests for any purpose not inconsistent

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with the terms of this Agreement, the Credit Agreement or the other Loan Documents; and

(ii)                                  each of the Grantors may receive and retain any and all dividends, interest or other distributions paid in respect of the Pledged Interests to the extent permitted by the Financing Agreement; provided, however, that any and all (A) dividends and interest paid or payable other than in cash in respect of, and Instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Interests which at the time of such distribution was not permitted by the Financing Agreement (B) dividends and other distributions paid or payable in cash in respect of any Pledged Interests in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus which at the time of such distribution was not permitted by the Financing Agreement, and (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Interests, together with any dividend, interest or other distribution or payment which at the time of such payment was not permitted by the Financing Agreement, shall be, and shall forthwith be delivered to the Collateral Agent, to hold as, Pledged Interests and shall, if received by any of the Grantors, be received in trust for the benefit of the Collateral Agent, shall be segregated from the other property or funds of the Grantors, and shall be forthwith delivered to the Collateral Agent in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Interests and as further collateral security for the Secured Obligations; and

(iii)                               the Collateral Agent will execute and deliver (or cause to be executed and delivered) to a Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the dividends, interest and/or other distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.

(b)                                 Upon the occurrence and during the continuance of an Event of Default:

(i)                                     upon notice from the Collateral Agent to such Grantor, all rights of each Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) hereof, and to receive the dividends, distributions, interest and other payments that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Interests such dividends, distributions and interest payments;

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(ii)                                  the Collateral Agent is authorized to notify each debtor with respect to the Pledged Debt to make payment directly to the Collateral Agent (or its designee) and may collect any and all moneys due or to become due to any Grantor in respect of the Pledged Debt, and each of the Grantors hereby authorizes each such debtor to make such payment directly to the Collateral Agent (or its designee) without any duty of inquiry;

(iii)                               without limiting the generality of the foregoing, the Collateral Agent may at its option exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to exchange, in its discretion, any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other adjustment of any Pledged Issuer, or upon the exercise by any Pledged Issuer of any right, privilege or option pertaining to any Pledged Interests, and, in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as it may reasonably determine; and

(iv)                              all dividends, distributions, interest and other payments that are received by any of the Grantors contrary to the provisions of Section 7(b)(i) hereof shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Grantors, and shall be forthwith paid over to the Collateral Agent as Pledged Interests in the exact form received with any necessary indorsement and/or appropriate stock powers duly executed in blank, to be held by the Collateral Agent as Pledged Interests and as further collateral security for the Secured Obligations.

8.                                       Additional Provisions Concerning the Collateral.

(a)                                     To the maximum extent permitted by applicable law, and for the purpose of taking any action that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, each Grantor hereby (i) authorizes the Collateral Agent to execute any such agreements, instruments or other documents in such Grantor’s name and to file such agreements, instruments or other documents in such Grantor’s name and in any appropriate filing office, (ii) authorizes the Collateral Agent at any time and from time to time to file, one or more financing or continuation statements and amendments thereto, relating to the Collateral (including, without limitation, any such financing statements that (A) describe the Collateral as “all assets” or “all personal property” (or words of similar effect) or that describe or identify the Collateral by type or in any other manner as the Collateral Agent may determine, regardless of whether any particular asset of such Grantor falls within the scope of Article 9 of the Uniform Commercial Code or whether any particular asset of such Grantor constitutes part of the Collateral, and (B) contain any other information required by Part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including,

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without limitation, whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor) and (iii) ratifies such authorization to the extent that the Collateral Agent has filed any such financing statements, continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(b)                                 Each Grantor hereby irrevocably appoints the Collateral Agent as its attorney-in-fact and proxy, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s reasonable discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of a Grantor under Section 6 hereof and Section 7(a) hereof), including, without limitation, (i) to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to the Credit Agreement, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, endorse, and collect any drafts or other Instruments, Documents and Chattel Paper in connection with clause (i) or (ii) above, (iv) to receive, indorse and collect all Instruments made payable to such Grantor representing any dividend, interest payment or other distribution in respect of any Pledged Interests and to give full discharge for the same, (v) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings which the Collateral Agent may deem necessary or desirable for the collection of any Collateral or otherwise to enforce the rights of the Collateral Agent and the Lenders with respect to any Collateral, (vi) upon the occurrence and during the continuance of an Event of Default, to execute assignments, licenses and other documents to enforce the rights of the Collateral Agent and the Lenders with respect to any Collateral, (vii) upon the occurrence and during the continuance of an Event of Default, to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, and such payments made by the Collateral Agent to become Obligations of such Grantor to the Collateral Agent, due and payable immediately without demand, and (viii) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, assignments, verifications and notices in connection with Accounts, Chattel Paper and other documents relating to the Collateral.  This power is coupled with an interest and is irrevocable until the date on which all of the Secured Obligations have been indefeasibly paid in full in cash after the termination of each Lender’s Revolving Credit Commitment and each of the Loan Documents.

(c)                                  For the purpose of enabling the Collateral Agent to exercise rights and remedies hereunder, at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, effective upon the occurrence and during the continuance of an Event of Default each Grantor hereby grants to the Collateral Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other

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compensation to any Grantor) to use, assign, license or sublicense any Intellectual Property now or hereafter owned by any Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof; provided that the Collateral Agent shall exercise reasonable standards of quality control over any goods bearing Grantor’s Trademarks. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Credit Agreement that limit the right of a Grantor to dispose of its property and Section 6(i) hereof, so long as no Event of Default shall have occurred and be continuing, each Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Collateral Agent shall from time to time, upon the request of a Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which such Grantor shall have certified are appropriate (in such Grantor’s judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property). Further, upon the date on which all of the Secured Obligations have been indefeasibly paid in full in cash after the termination of each Lender’s Revolving Credit Commitment and each of the Loan Documents, the Collateral Agent (subject to Section 13(e) hereof) shall release and reassign to the Grantors all of the Collateral Agent’s right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever and at the Grantors’ sole expense.  The exercise of rights and remedies hereunder by the Collateral Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by any Grantor in accordance with the second sentence of this clause (c). Each Grantor hereby releases the Collateral Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Collateral Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Collateral Agent’s gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

(d)                                 Upon the occurrence and during the continuance of any Event of Default, if any Grantor fails to perform any agreement or obligation contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement or obligation, in the name of such Grantor or the Collateral Agent, and the expenses of the Collateral Agent incurred in connection therewith shall be jointly and severally payable by the Grantors pursuant to Section 10 hereof and shall be secured by the Collateral.

(e)                                  The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Other than the exercise of reasonable care to assure the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral and shall be relieved of all responsibility for any Collateral in its possession upon

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surrendering it or tendering surrender of it to any of the Grantors (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct). The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property, it being understood that the Collateral Agent shall not have responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters. The Collateral Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Collateral Agent in good faith.

(f)                                    Anything herein to the contrary notwithstanding (i) each Grantor shall remain liable under the Licenses and otherwise in respect of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or otherwise in respect of the Collateral, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(g)                                 The Collateral Agent may at any time in its discretion (i) without notice to any Grantor, transfer or register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Interests, subject only to the revocable rights of such Grantor under Section 7(a) hereof, and (ii) exchange certificates or Instruments constituting Pledged Interests for certificates or Instruments of smaller or larger denominations.

9.                                       Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

(a)                                  The Collateral Agent may exercise in respect of the Collateral, in addition to any other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party upon default under the Code (whether or not the Code applies to the affected Collateral), and also may (i) take absolute control of the Collateral, including, without limitation, transfer into the Collateral Agent’s name or into the name of its nominee or nominees (to the extent the Collateral Agent has not theretofore done so) and thereafter receive, for the benefit of the Collateral Agent and the Lenders, all payments made thereon, give all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, (ii) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place or places to be

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designated by the Collateral Agent that is reasonably convenient to both parties, and the Collateral Agent may enter into and occupy any premises owned or leased by any Grantor where the Collateral or any part thereof is located or assembled for a reasonable period in order to effectuate the Collateral Agent’s rights and remedies hereunder or under law, without obligation to any Grantor in respect of such occupation, and (iii) without notice except as specified below and without any obligation to prepare or process the Collateral for sale, (A) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices, at any exchange or broker’s board or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable and/or (B) lease, license or otherwise dispose of the Collateral or any part thereof upon such terms as the Collateral Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale or any other disposition of the Collateral shall be required by law, at least five (5) Business Days’ prior notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale or other disposition of the Collateral is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale or other disposition of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the extent permitted by law, each Grantor hereby waives any claims against the Collateral Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Collateral Agent accepts the first offer received and does not offer the Collateral to more than one offeree, and waives all rights that such Grantor may have to require that all or any part of the Collateral be marshaled upon any sale (public or private) thereof. Each Grantor hereby acknowledges that (i) any such sale of the Collateral by the Collateral Agent shall be made without warranty, (ii) the Collateral Agent may specifically disclaim any warranties of title, possession, quiet enjoyment or the like, (iii) the Collateral Agent may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness), if permitted by law, for the purchase, lease, license or other disposition of the Collateral or any portion thereof for the account of the Collateral Agent (on behalf of itself and the Lenders) and (iv) such actions set forth in clauses (i), (ii) and (iii) above shall not adversely affect the commercial reasonableness of any such sale of the Collateral.  In addition to the foregoing, (i) upon written notice to any Grantor from the Collateral Agent, each Grantor shall cease any use of the Intellectual Property for any purpose described in such notice; (ii) the Collateral Agent may, at any time and from time to time, upon five (5) Business Days’ prior notice to any Grantor, license, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any of the Intellectual Property, throughout the universe for such term or terms, on such conditions, and in such manner, as the Collateral Agent shall in its sole discretion determine; and (iii) the Collateral Agent may, at any time, pursuant to the authority granted in Section 8 hereof (such authority being effective upon the occurrence and during the continuance of an Event of Default), execute and deliver on behalf of a Grantor, one or more instruments of assignment

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of the Intellectual Property (or any application or registration thereof), in form suitable for filing, recording or registration in any country.

(b)                                 In the event that the Collateral Agent determines to exercise its right to sell all or any part of the Pledged Interests pursuant to Section 9(a) hereof, each Grantor will, at such Grantor’s expense and upon request by the Collateral Agent: (i) execute and deliver, and cause each issuer of such Pledged Interests and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Pledged Interests under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the SEC applicable thereto, (ii) cause each issuer of such Pledged Interests to qualify such Pledged Interests under the state securities or “Blue Sky” laws of each jurisdiction, and to obtain all necessary governmental approvals for the sale of the Pledged Interests, as requested by the Collateral Agent, (iii) cause each Pledged Issuer to make available to its securityholders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act, and (iv) do or cause to be done all such other acts and things as may be necessary to make such sale of such Pledged Interests valid and binding and in compliance with applicable law.

(c)                                  Notwithstanding the provisions of Section 9(b) hereof, each Grantor recognizes that the Collateral Agent may deem it impracticable to effect a public sale of all or any part of the Pledged Shares or any other securities constituting Pledged Interests and that the Collateral Agent may, therefore, determine to make one or more private sales of any such securities to a restricted group of purchasers who will be obligated to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable to the seller than the prices and other terms which might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the Securities Act. Each Grantor further acknowledges and agrees that any offer to sell such securities which has been (i) publicly advertised on a bona fide basis in a newspaper or other publication of general circulation in the financial community of New York, New York (to the extent that such an offer may be so advertised without prior registration under the Securities Act) or (ii) made privately in the manner described above to not less than fifteen bona fide offerees shall be deemed to involve a “public disposition” for the purposes of Section 9-610(c) of the Code (or any successor or similar, applicable statutory provision) as then in effect in the State of New York, notwithstanding that such sale may not constitute a “public offering” under the Securities Act, and that the Collateral Agent may, in such event, bid for the purchase of such securities.

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(d)                                 Any cash held by the Collateral Agent (or its agent or designee) as Collateral and all Cash Proceeds received by the Collateral Agent (or its agent or designee) in respect of any sale of or collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent (or its agent or designee) as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Collateral Agent pursuant to Section 10 hereof) in whole or in part by the Collateral Agent against, all or any part of the Secured Obligations in such order as the Collateral Agent shall elect, consistent with the provisions of the Credit Agreement. Any surplus of such cash or Cash Proceeds held by the Collateral Agent (or its agent or designee) and remaining after the date on which all of the Secured Obligations have been indefeasibly paid in full in cash after the termination of each Lender’s Revolving Credit Commitment and each of the Loan Documents, shall be paid over to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

(e)                                  In the event that the proceeds of any such sale, collection or realization are insufficient to pay all amounts to which the Collateral Agent and the Lenders are legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the highest rate specified in any applicable Loan Document for interest on overdue principal thereof or such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees, costs, expenses and other client charges of any attorneys employed by the Collateral Agent to collect such deficiency.

(f)                                    Each Grantor hereby acknowledges that if the Collateral Agent complies with any applicable requirements of law in connection with a disposition of the Collateral, such compliance will not adversely affect the commercial reasonableness of any sale or other disposition of the Collateral.

(g)                                 The Collateral Agent shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the Collateral Agent’s rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that any Grantor lawfully may, such Grantor hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Collateral Agent’s rights under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

10.                                 Indemnity and Expenses.

(a)                                  Each Grantor jointly and severally agrees to defend, protect, indemnify and hold harmless each Agent and each other Indemnitee from and against any and all

26

claims, losses, damages, liabilities, obligations, penalties, fees, reasonable out-of-pocket costs and expenses (including, without limitation, reasonable out-of-pocket attorneys’ fees, costs, expenses and disbursements, which will be limited to one primary counsel and, if necessary, one local counsel per jurisdiction for the indemnified parties, unless a conflict of interest exists) incurred by such Agent or such Indemnitee to the extent that they arise out of or otherwise result from or relate to or are in connection with this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from such Agent’s or such Indemnitee’s gross negligence, willful misconduct or bad faith, or material breach of the Loan Documents by such Agent or Indemnitee, in each case as determined by a final judgment of a court of competent jurisdiction.

(b)                                 Each Grantor jointly and severally agrees to pay to the Agents upon demand the amount of any and all reasonable costs and expenses, including the reasonable fees, costs, expenses and disbursements of one primary counsel and if necessary one local counsel per jurisdiction for the Agents and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Agents), which the Agents may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Agents hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

11.                                 Notices, Etc.  All notices and other communications provided for hereunder shall be given in accordance with the notice provision of the Credit Agreement.

12.                                 Security Interest Absolute; Joint and Several Obligations.

(a)                                  All rights of the Secured Parties and the L/C Issuer, all Liens and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, (ii) any change in the time, manner or place of payment of, or in any other term in respect of, all or any of the Secured Obligations, or any other amendment or waiver of or consent to any departure from the Credit Agreement or any other Loan Document, (iii) any exchange or release of, or non-perfection of any Lien on any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations, or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any of the Grantors in respect of the Secured Obligations. All authorizations and agencies contained herein with respect to any of the Collateral are irrevocable and powers coupled with an interest.

(b)                                 Each Grantor hereby waives, to the extent permitted by law, (i) promptness and diligence, (ii) notice of acceptance and notice of the incurrence of any Obligation by the Borrower, (iii) notice of any actions taken by any Agent, any Lender, any Guarantor or any other Person under any Loan Document or any other agreement, document

27

or instrument relating thereto, (iv) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations, the omission of or delay in which, but for the provisions of this subsection (b), might constitute grounds for relieving such Grantor of any such Grantor’s obligations hereunder and (v) any requirement that any Agent or any Lender protect, secure, perfect or insure any security interest or other lien on any property subject thereto or exhaust any right or take any action against any Grantor or any other Person or any collateral.

(c)                                  All of the obligations of the Grantors hereunder are joint and several. The Collateral Agent may, in its sole and absolute discretion, enforce the provisions hereof against any of the Grantors and shall not be required to proceed against all Grantors jointly or seek payment from the Grantors ratably. In addition, the Collateral Agent may, in its sole and absolute discretion, select the Collateral of any one or more of the Grantors for sale or application to the Secured Obligations, without regard to the ownership of such Collateral, and shall not be required to make such selection ratably from the Collateral owned by all of the Grantors.  The release or discharge of any Grantor by the Collateral Agent shall not release or discharge any other Grantor from the obligations of such Person hereunder.

13.                                 Miscellaneous.

(a)                                  No amendment of any provision of this Agreement (including any Schedule attached hereto) shall be effective unless it is in writing and signed by each Grantor affected thereby and the Collateral Agent, and no waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall be effective unless it is in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b)                                 No failure on the part of the Secured Parties or the L/C Issuer to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Secured Parties and the L/C Issuer provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Secured Parties and the L/C Issuer under any Loan Document against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Loan Document against such party or against any other Person, including but not limited to, any Grantor.

(c)                                  This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to paragraph (e) below, until the date on which all of the Secured Obligations have been indefeasibly paid in full (other than Contingent Indemnification Obligations) in cash after the termination of each Lender’s Revolving Credit Commitment and each of the Loan Documents and (ii) be binding on each Grantor all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code, and shall inure, together with all rights and remedies of the

28

Secured Parties and the L/C Issuer hereunder, to the benefit of the Secured Parties and the L/C Issuer and their respective successors, transferees and assigns.  Without limiting the generality of clause (ii) of the immediately preceding sentence, the Secured Parties and the L/C Issuer may assign or otherwise transfer their respective rights and obligations under this Agreement and any other Loan Document to any other Person pursuant to the terms of the Credit Agreement, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Secured Parties and the L/C Issuer herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to any Secured Party or the L/C Issuer shall mean the assignee of any such Secured Party or such L/C Issuer. Except to the extent expressly permitted by the Credit Agreement, none of the rights or obligations of any Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Collateral Agent, and any such assignment or transfer shall be null and void.

(d)           Upon the date on which all of the Secured Obligations have been indefeasibly paid in full in cash (other than Contingent Indemnification Obligations) after the termination of each Lender’s Revolving Credit Commitment and each of the Loan Documents, (i) subject to paragraph (e) below, this Agreement and the security interests and licenses created hereby shall terminate and all rights to the Collateral shall revert to the Grantors and (ii) the Collateral Agent will, upon the Grantors’ request and at the Grantors’ expense, without any representation, warranty or recourse whatsoever, (A) return to the Grantors (or whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct) such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination. In addition, upon the incurrence or assumption of Indebtedness by a Grantor in a transaction permitted by clause (e) of the definition of Permitted Liens and Section 7.02(b), upon the Grantors’ request and at the Grantors’ expense, without any representation, warranty or recourse whatsoever, the Collateral Agent agrees to execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence the release of the Collateral Agent’s security interest in the items of property that are the subject of such transaction.

(e)           This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment or performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made.  In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and

29

deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

(f)            Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit C hereto (each a “Security Agreement Supplement”), (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and (ii) the supplemental Schedules I-VIII attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I-VIII, respectively, hereto, and the Collateral Agent may attach such Schedules as supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

(g)           THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(h)           In addition to and without limitation of any of the foregoing, this Agreement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Sections 12.10 and 12.11 of the Credit Agreement, mutatis mutandi.

(i)            Each Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding with respect to this Agreement any special, exemplary, punitive or consequential damages.

(j)            Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(k)           Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(l)            This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original, but all of such counterparts taken together shall constitute one and the same

30

agreement. Delivery of an executed counterpart of this Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, each Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

GRANTORS:

LANTHEUS MEDICAL IMAGING, INC.

By:
Name: Donald Kiepert
Title: President and Chief Executive Officer

LANTHEUS MI INTERMEDIATE, INC.

By:
Name: Donald Kiepert
Title: President and Chief Executive Officer

LANTHEUS MI REAL ESTATE, LLC

By:	Lantheus Medical Imaging, Inc., its sole member

By:
Name: Donald Kiepert
Title: President and Chief Executive Officer

Signature Page to Pledge and Security Agreement

SCHEDULE I

LEGAL NAMES; ORGANIZATIONAL IDENTIFICATION NUMBERS; STATES

OR JURISDICTIONS OF ORGANIZATION

SCHEDULE II

INTELLECTUAL PROPERTY; LEGAL NAMES

A.            COPYRIGHTS

1.             Registered Copyrights

2.             Copyright Applications

B.            PATENTS

1.             Patents

2.             Patent Applications

C.            TRADEMARKS

1.             Registered Trademarks

2.             Trademark Applications

D.            OTHER PROPRIETARY RIGHTS

E.             LEGAL NAMES USED BY ANY GRANTOR DURING THE PAST FIVE YEARS

SCHEDULE III

LOCATIONS OF GRANTORS

LOCATION	Description of Location (state if Location
(i) contains Equipment, Fixtures,
Inventory or other Goods
(ii) is chief place of business and chief
executive office,
(iii) contains Records concerning
Accounts and originals of Chattel Paper),
(iv) if owned or leased, and
(v) if location is owned/leased by a third
party

SCHEDULE IV

UCC FINANCING STATEMENTS

UCC Financing Statements have been filed in the jurisdictions below against the Grantors:

Name of Grantor	Secretary of State

SCHEDULE V

COMMERCIAL TORT CLAIMS

SCHEDULE VI

PLEDGED DEBT

Principal Amount
Grantor	Name of Maker	Description	Outstanding as of

SCHEDULE VII

PLEDGED SHARES

Percentage
	Name of	Number	of
	Pledged	of	Outstanding		Certificate
Grantor	Issuer	Shares	Shares	Class	Number

SCHEDULE VIII

INVESTMENT PROPERTY, INSTRUMENTS, CHATTEL PAPER,

LETTERS OF CREDIT

EXHIBIT A

PLEDGE AMENDMENT

This Pledge Amendment, dated                        ,       , is delivered pursuant to Section 4 of the Pledge and Security Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge and Security Agreement, dated May 10, 2010, as it may heretofore have been or hereafter may be amended, restated, supplemented, modified or otherwise changed from time to time (the “Security Agreement”) and that the promissory notes or shares listed on this Pledge Amendment shall be hereby pledged and assigned to the Collateral Agent and become part of the Pledged Interests referred to in such Pledge Agreement and shall secure all of the Secured Obligations referred to in such Security Agreement.

Pledged Debt

Principal Amount
Grantor	Name of Maker	Description	Outstanding as of

Pledged Shares

Percentage
		Number	of
	Name of	of	Outstanding		Certificate
Grantor	Pledged Issuer	Shares	Shares	Class	Number

[GRANTOR]

By:
Name:
Title:

HARRIS N.A.,
as the Collateral Agent

By:
Name:
Title:

EXHIBIT B

GRANT OF A SECURITY INTEREST —[TRADEMARKS]

[PATENTS] [COPYRIGHTS]

WHEREAS,                                  (the “Grantor”) [own the trademarks and service marks listed on the attached Schedule A, which trademarks and service marks are registered or applied for in the United States Patent and Trademark Office (the “Trademarks”)] [own the letter patents, design patents and utility patents listed on the attached Schedule A, which patents are issued or applied for in the United States Patent and Trademark Office (the “Patents”)] [owns the copyrights listed on the attached Schedule A, which copyrights are registered in the United States Copyright Office (the “Copyrights”)];

WHEREAS, the Grantor has entered into a Pledge and Security Agreement, dated May 10, 2010 (as amended, restated, supplemented, modified or otherwise changed from time to time, the “Security Agreement”), in favor of Harris N.A., as the Collateral Agent for itself and certain lenders (in such capacity, together with its successors and assigns, if any, the “Grantee”); and

WHEREAS, pursuant to the Security Agreement, the Grantor has granted to the Grantee, and granted to the Grantee for the benefit of the Secured Parties and the L/C Issuer (each such term as defined in the Security Agreement), a continuing security interest in all right, title and interest of the Grantor in, to and under the [Trademarks, together with, among other things, the goodwill of the business symbolized by the Trademarks] [Patents] [Copyrights] and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action which may exist by reason of infringement thereof and any and all damages arising from past, present and future violations thereof (the “Collateral”), to secure the payment, performance and observance of the Secured Obligations (as defined in the Security Agreement).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor does hereby grant to the Grantee and grant to the Grantee for the benefit of the Secured Parties and the L/C Issuer, a continuing security interest in the Collateral to secure the prompt payment, performance and observance of the Secured Obligations.

The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Grantee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

1

IN WITNESS WHEREOF, the Grantor has caused this Assignment to be duly executed by its officer thereunto duly authorized as of                                , 20    .

[GRANTOR]

By:
Name:
Title:

2

SCHEDULE A TO GRANT OF A SECURITY INTEREST

[Trademark Registrations and Applications]

[Patents and Patent Applications]

[Copyright Registrations and Applications]

3

EXHIBIT C

FORM OF SECURITY AGREEMENT SUPPLEMENT

[Date of Security Agreement Supplement]

Harris N.A., as Collateral Agent

Ladies and Gentlemen:

Reference hereby is made to (i) the Credit Agreement, dated as of May 10, 2010 (such agreement, as amended, restated, supplemented, modified or otherwise changed from time to time, including any replacement agreement therefor, being hereinafter referred to as the “Credit Agreement”) by and among Lantheus MI Intermediate, Inc., a Delaware corporation (the “Parent”), Lantheus Medical Imaging, Inc., a Delaware corporation (the “Borrower”), the “Guarantors” from time to time party thereto, the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Harris N.A., as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), Bank of Montreal, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, if any, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”), Bank of Montreal and NATIXIS, as joint bookrunners, Bank of Montreal and NATIXIS, as joint lead arrangers, NATIXIS, as syndication agent, and Jefferies Finance, LLC, as documentation agent, and (ii) the Pledge and Security Agreement, dated as of May 10, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”), made by the Grantors from time to time party thereto in favor of the Collateral Agent. Capitalized terms defined in the Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement or the Security Agreement.

SECTION 1. Grant of Security.  The undersigned hereby grants to the Collateral Agent, for the ratable benefit of the Secured Parties and the L/C Issuer, a security interest in, all of its right, title and interest in and to all of the Collateral (as defined in the Security Agreement) of the undersigned, whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising, including, without limitation, the property and assets of the undersigned set forth on the attached supplemental schedules to the Schedules to the Security Agreement.

SECTION 2. Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Secured Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect,

1

absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, each of this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to the Collateral Agent or any Secured Party or the L/C Issuer under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor.

SECTION 3. Supplements to Security Agreement Schedules.  The undersigned has attached hereto supplemental Schedules I through VIII to Schedules I through VIII, respectively, to the Security Agreement, and the undersigned hereby certifies, as of the date first above written, that such supplemental Schedules have been prepared by the undersigned in substantially the form of the equivalent Schedules to the Security Agreement, and such supplemental Schedules include all of the information required to be scheduled to the Security Agreement and do not omit to state any information material thereto.

SECTION 4. Representations and Warranties.  The undersigned hereby makes each representation and warranty set forth in Section 5 of the Security Agreement (as supplemented by the attached supplemental Schedules) to the same extent as each other Grantor.

SECTION 5. Obligations Under the Security Agreement.  The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned.

SECTION 6. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 7. Loan Document. In addition to and without limitation of any of the foregoing, this Security Agreement Supplement shall be deemed to be a Loan Document and shall otherwise be subject to all of terms and conditions contained in Sections 12.10 and 12.11 of the Credit Agreement, mutatis mutandi.

2

Very truly yours,

[NAME OF ADDITIONAL CREDIT PARTY]

By:
Name:
Title:

HARRIS N.A.,
as the Collateral Agent

By:
Name:
Title:

3

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

LANTHEUS MI INTERMEDIATE HOLDING, INC.

To:	Harris N.A., as Collateral Agent
[ ]

Bank of Montreal, as Administrative Agent
[ ]

Re:	Compliance Certificate dated

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement (the “Credit Agreement”) dated as of May 10, 2010, by and among by and among Lantheus MI Intermediate, Inc., a Delaware corporation (the “Parent”), Lantheus Medical Imaging, Inc., a Delaware corporation (the “Borrower”), the “Guarantors” from time to time party thereto, the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Harris N.A., as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, if any, the “Collateral Agent”), Bank of Montreal, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, if any, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”), Bank of Montreal and NATIXIS, as joint bookrunners, Bank of Montreal and NATIXIS, as joint lead arrangers, NATIXIS, as syndication agent, and Jefferies Finance, LLC, as documentation agent. Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

Pursuant to the terms of the Credit Agreement, the undersigned officer of Parent hereby certifies that:

1.              The financial information of Parent and its Subsidiaries furnished in Schedule 1 pursuant to Section 7.01(a)[(i)][(ii)] of the Credit Agreement fairly presents, in all material respects, the financial position of the Parent and its Subsidiaries as of the end of such [quarter][Fiscal Year] and the results of operations and cash flows of the Parent and its Subsidiaries for such [quarter][Fiscal Year], in accordance with GAAP, subject to normal year-end adjustments and the absence of footnotes.

2.              Such officer has reviewed the terms of the Credit Agreement and the other Loan Documents and has made, or caused to be made under his/her supervision, a review in of the condition and operations of Parent and its Subsidiaries during the period covered by the financial statements delivered pursuant to Section 7.01(a)[(i)] [(ii)] of the Credit Agreement with a view to determining whether the Parent and its Subsidiaries were in compliance with all of the provisions of this Agreement and such Loan Documents at the times such compliance is required by the Credit Agreement.

3.              Such review has not disclosed the existence on and as of the date hereof, and the undersigned has no knowledge of the existence and continuance as of the date hereof, of a Default or Event of Default existing as of the last day of the applicable fiscal period, or if such an Event of Default or Default existed, except as listed on Schedule 2 attached hereto, describing the nature thereof and the action Parent and its Subsidiaries have taken, are taking, or propose to take with respect thereto.

4.              Parent and its Subsidiaries are in compliance with the applicable covenants contained in Section 7.03 of the Credit Agreement as demonstrated on Schedule 3 hereof.

2

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this            day of                               ,                 .

LANTHEUS MI INTERMEDIATE HOLDING, INC.

By:
Name:
Title:

Signature Page to Exhibit C - Form of Compliance Certificate

SCHEDULE 1

Financial Information

SCHEDULE 2

Default or Event of Default

SCHEDULE 3

Financial Covenants

1.                                       Consolidated Total Leverage Ratio

The Consolidated Total Leverage Ratio as of the last day of the period of four (4) consecutive fiscal quarters of the Parent and its Subsidiaries ended on                                   ,              is     :1.0, which [is/is not] less than or equal to the ratio set forth in Section 7.03(a) of the Credit Agreement for the corresponding period.

2.                                       Consolidated Interest Coverage Ratio

The Consolidated Interest Coverage Ratio of the Parent and its Subsidiaries as of the last day of the period of four (4) consecutive fiscal quarters of the Parent and its Subsidiaries ended on                             ,                is     :1.0, which [is/is not] greater than or equal to the ratio set forth in Section 7.03(b) of the Credit Agreement for the corresponding period.

EXHIBIT D

FORM OF NOTICE OF BORROWING

[LETTERHEAD OF THE BORROWER]

[Date]

Bank of Montreal,
as Administrative Agent for the Lenders
party to the Credit Agreement referred to below

[           ]

Ladies and Gentlemen:

The undersigned, Lantheus Medical Imaging, Inc., a Delaware corporation (the “Borrower”), (i) refers to the Credit Agreement, dated as of May 10, 2010 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, including any replacement agreement therefor, the “Credit Agreement”), by and among the Lantheus MI Intermediate, Inc., a Delaware corporation (the “Parent”), the Borrower, the “Guarantors” from time to time party thereto, the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Harris N.A., as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, if any, the “Collateral Agent”), Bank of Montreal, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, if any, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”), Bank of Montreal and NATIXIS, as joint bookrunners, Bank of Montreal and NATIXIS, as joint lead arrangers, NATIXIS, as syndication agent, and Jefferies Finance, LLC, as documentation agent, and (ii) hereby gives you notice pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Revolving Loan under the Credit Agreement, and in that connection sets forth below the information relating to such Revolving Loan (the “Proposed Revolving Loan”) as required by Section 2.02(a) of the Credit Agreement.  All capitalized terms used herein but not defined herein have the same meanings herein as set forth in the Credit Agreement.

(i)            The aggregate principal amount of the Proposed Revolving Loan is $                        .(1)

(ii)           The borrowing date of the Proposed Revolving Loan is                        , 20    .(2)

(1) Each Revolving Loan shall be made in a minimum amount of $1,000,000 and shall be in an integral multiple of $500,000.

(2) This date must be a Business Day.

(iii)          The Proposed Revolving Loan is a [Reference Rate Loan] [LIBOR Rate Loan].

(iv)          If the Proposed Revolving Loan is a LIBOR Rate Loan, such Proposed Revolving Loan shall have an Interest Period of [one][two][three] month(s).

(v)           The proceeds of the Proposed Revolving Loan should be made available to the undersigned by wire transferring such proceeds in accordance with the payment instructions attached hereto as Exhibit A.

The undersigned certifies that (i) the representations and warranties contained in Article VI of the Credit Agreement and in each other Loan Document, certificate, financial statement, report or statement of fact delivered to any Agent or any Lender pursuant thereto on or prior to the date of the Proposed Revolving Loan are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, (ii) no Default or Event of Default has occurred and is continuing or would result from the making of the Proposed Revolving Loan to be made as of the date of the Proposed Revolving Loan, and (iii) the Consolidated Total Leverage Ratio (with Consolidated Funded Indebtedness calculated as of the date of the Proposed Revolving Loan after giving effect to the making of the Proposed Revolving Loan, and Annualized EBITDA calculated for the most recently ended four fiscal quarter period for which the Administrative Agent has received financial statements pursuant to the terms hereof) does not exceed the maximum permitted ratio under Section 7.03 of the Credit Agreement for the most recently ended fiscal quarter (or, with respect to periods prior to the first test date under Section 7.03 of the Credit Agreement, the maximum permitted ratios under Section 7.03 for such first test date).

Very truly yours,

LANTHEUS MEDICAL IMAGING, INC.

By:
Name:
Title:

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EXHIBIT A

Payment Instructions

EXHIBIT E

FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (“Assignment Agreement”) is entered into as of                , 20     between                        (“Assignor”) and                              (“Assignee”). Reference is made to the agreement described in Item 2 of Annex I annexed hereto (as amended, restated, modified or otherwise supplemented from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

1.              In accordance with the terms and conditions of Section 12.07 of the Credit Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, that interest in and to the Assignor’s rights and obligations under the Loan Documents as of the date hereof with respect to the Obligations owing to the Assignor, and the Assignor’s portion of the Revolving Credit Commitments and the Revolving Loans as specified on Annex I.

2.              The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; and (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Loan Documents or any other instrument or document furnished pursuant thereto.

3.              The Assignee (a) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (b) agrees that it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, the Assignor, or any other Lender, based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (c) confirms that it is eligible as an assignee under the terms of the Credit Agreement; (d) appoints and authorizes each of the Administrative

Agent and the Collateral Agent to take such action as the Administrative Agent or the Collateral Agent (as the case may be) on its behalf and to exercise such powers under the Loan Documents as are delegated to the Administrative Agent or the Collateral Agent (as the case may be) by the terms thereof, together with such powers as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (f) attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee’s status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to the Assignee under the Credit Agreement or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

4.              Following the execution of this Assignment Agreement by the Assignor and the Assignee, it will be delivered by the Assignor to the Collateral Agent and the Administrative Agent for recording by the Administrative Agent. The effective date of this Assignment Agreement (the “Settlement Date”) shall be the latest of (a) the date of the execution hereof by the Assignor and the Assignee, (b) the date this Assignment Agreement has been accepted by the Administrative Agent and the Collateral Agent and recorded in the Register, (c) the date of receipt by the Collateral Agent of a processing and recordation fee in the amount of $5,000, (d) the settlement date specified on Annex I, and (e) the receipt by Assignor of the Purchase Price specified in Annex I.

5.              As of the Settlement Date (a) the Assignee shall be a party to the Credit Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

6.              Upon recording by the Administrative Agent, from and after the Settlement Date, the Administrative Agent shall make all payments under the Credit Agreement and the other Loan Documents in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees (if applicable) with respect thereto) to the Assignee.  The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the other Loan Documents for periods prior to the Settlement Date directly between themselves on the Settlement Date.

7.             THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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8.             EACH PARTY HERETO HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED UPON OR ARISING OUT OF THIS ASSIGNMENT AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

9.             This Assignment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Assignment Agreement by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart.

[Remainder of page left intentionally blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized, as of the date first above written.

[ASSIGNOR]

By:
Name:
Title:
Date:

[ASSIGNEE]

By:
Name:
Title:
Date:

Signature Page to Form of Assignment and Acceptance Agreement

ACCEPTED AND CONSENTED TO this day
of , 20

[BANK OF MONTREAL, as Administrative
Agent](1)

By:
Name:
Title:

[LANTHEUS MEDICAL IMAGING, INC.](2)

By:
Name:
Title:
Date:

(1) Delete if consent of Administrative Agent is not required.

(2) Delete if consent of Borrower is not required.

Signature Page to Form of Assignment and Acceptance Agreement

ANNEX FOR ASSIGNMENT AND ACCEPTANCE

ANNEX I

1.	Borrower: Lantheus Medical Imaging, Inc.

2.	Name and Date of Credit Agreement:

Credit Agreement, dated as of May 10, 2010, by and among Lantheus MI Intermediate, Inc., a Delaware corporation (the “Parent”), Lantheus Medical Imaging, Inc., a Delaware corporation (the “Borrower”), the “Guarantors” from time to time party thereto, the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Harris N.A., as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, if any, the “Collateral Agent”), Bank of Montreal, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, if any, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”), Bank of Montreal and NATIXIS, as joint bookrunners, Bank of Montreal and NATIXIS, as joint lead arrangers, NATIXIS, as syndication agent, and Jefferies Finance, LLC, as documentation agent.

3.	Date of Assignment Agreement:

4.	Amount of Revolving Credit Commitments and Revolving Loans:	$

5	Purchase Price:	$

6	Settlement Date:

7	Notice and Payment Instructions, etc.

Assignee:	Assignor:

Attn:	Attn:
Fax No.:	Fax No.:

Bank Name:	Bank Name:
ABA Number:	ABA Number:
Account Name:	Account Name:
Account Number:	Account Number:
Sub-Account Name:	Sub-Account Name:
Sub-Account Number:	Sub-Account Number:
Reference:	Reference:
Attn:	Attn:

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